As filed with the Securities and Exchange Commission on February 15, 2006

1933 Act Registration No. 333 - 70754

1940 Act Registration No. 811 - 10509

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ☒

Pre-Effective Amendment No.         ☐

Post-Effective Amendment No. 12  ☒

and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 ☒

Amendment No. 13 ☒

(Check appropriate box or boxes)

AXA PREMIER VIP TRUST

(Exact name of registrant as specified in charter)

1290 Avenue of the Americas

New York, New York 10104

(Address of principal executive offices)

Registrant’s telephone number, including area code: (212) 554-1234

PATRICIA LOUIE, ESQ.

Vice President and Counsel

AXA Equitable Life Insurance Company

1290 Avenue of the Americas

New York, New York 10104

(Name and Address of Agent for Service)

Copies to:

ARTHUR J. BROWN, ESQ.

Kirkpatrick & Lockhart Nicholson Graham LLP

1601 K Street, N.W.

Washington, D.C. 20006

Telephone: (202) 778-9000

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective.

It is proposed that this filing will become effective:

☐	immediately upon filing pursuant to paragraph (b)

☐	on [date] pursuant to paragraph (b)

☐	60 days after filing pursuant to paragraph (a)

☒	on May 1, 2006 pursuant to paragraph (a) of Rule 485

☐	75 days after filing pursuant to paragraph (a)

AXA Premier VIP Trust

Contents of Registration Statement

This Registration Statement consists of the following papers and documents:

Cover Sheet

Contents of Registration Statement

Prospectus — Target Allocation Portfolios

Statement of Additional Information

Part C - Other Information

Signature Page

PROSPECTUS [MAY 1], 2006

AXA PREMIER VIP TRUST

AXA Target Allocation Portfolios

AXA Target Allocation 2015 Portfolio

AXA Target Allocation 2025 Portfolio

AXA Target Allocation 2035 Portfolio

AXA Target Allocation 2045 Portfolio

The Securities and Exchange Commission has not approved any portfolio’s shares or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

INTRODUCTION

AXA Premier VIP Trust (“Trust”) is comprised of twenty (20) distinct mutual funds, each with its own investment strategy and risk/reward profile. This prospectus describes the Class A and Class B shares of the four (4) AXA Target Allocation Portfolios of the Trust (the “Target Allocation Portfolios”). The Target Allocation Portfolios are designed as a convenient approach to help investors meet retirement goals. Information on the Target Allocation Portfolios, including investment objectives, investment strategies and investment risks, can be found on the pages following this introduction. The investment objective of each Target Allocation Portfolio may be changed without a shareholder vote.

The Trust’s shares are currently sold only to insurance company separate accounts in connection with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”) issued or to be issued by AXA Equitable Life Insurance Company (“AXA Equitable”) or other affiliated or unaffiliated insurance companies. Shares also may be sold to tax-qualified retirement plans. The prospectus is designed to help you make informed decisions about the portfolios that are available under your Contract or under your retirement plan. You will find information about your Contract and how it works in the accompanying prospectus for the Contracts if you are a Contract owner or participant under a Contract. Not all of the portfolios may be available under your Contract or under your retirement plan. You should consult your Contract prospectus or retirement plan documents to see which portfolios are available.

The investment manager to the Target Allocation Portfolios is AXA Equitable. Information regarding AXA Equitable is included under “Management Team” in this prospectus.

The co-distributors for each Target Allocation Portfolio are AXA Advisors, LLC and AXA Distributors, LLC (“Co-Distributors”).

An investment in a Target Allocation Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Because you could lose money by investing in these portfolios, be sure to read all risk disclosures carefully before investing.

Table of

GOALS, STRATEGIES & RISKS OF THE AXA TARGET ALLOCATION PORTFOLIOS

AXA Target Allocation 2015 Portfolio

AXA Target Allocation 2025 Portfolio

AXA Target Allocation 2035 Portfolio

AXA Target Allocation 2045 Portfolio

Investment Goal

Each Target Allocation Portfolio seeks the highest total return over time consistent with its asset mix. Total return includes capital growth and income.

Principal Investment Strategies

Each Target Allocation Portfolio will seek to achieve its objective by investing in other mutual funds managed by AXA Equitable (the “Underlying Portfolios”), which represent a variety of asset classes and investment styles. Each Target Allocation Portfolio is managed to the specific year of planned retirement included in its name (the “retirement year”). Each Target Allocation Portfolio’s asset mix will become more conservative each year until reaching the year approximately ten years after the retirement year (the “target year”) at which time the asset allocation mix will become relatively static. The following chart shows each Target Allocation Portfolio’s target allocation for the various asset classes (as represented by the holdings of the Underlying Portfolios in which the Target Allocation Portfolio invests) as of the date of this prospectus.

AXA Target Allocation Portfolio Asset Allocation by Retirement Year

Years Before/After Retirement	40	30	20	10	Retirement	5 Yrs After	10 Yrs After
Target Allocation Portfolio	2045	2035	2025	2015		N/A*	N/A*
Asset Class
Domestic Equity	70%	60%	55%	45%	35%	25%	15%
International Equity	30%	30%	25%	25%	15%	15%	5%
Fixed Income**	0%	8%	18%	28%	45%	40%	50%
Short Term	0%	2%	2%	2%	5%	20%	30%
*	These allocations are not specific to any current Target Allocation Portfolio, but reflect the expected future allocations of any Target Allocation Portfolio once it reaches 5 and 10 years after its retirement year, respectively. The retirement year assumes that an investor retires at age 65.
**	These target allocations may include investment grade and high yield fixed income classes and may include domestic and foreign investments.

The following chart illustrates how the asset mix of the Target Allocation Portfolios will vary over time. In general, the asset mix of each Target Allocation Portfolio will gradually shift from one comprised largely of Underlying Portfolios that emphasize investments in stocks to one that increasingly favors Underlying Portfolios that emphasize investments in bonds and money market instruments.

AXA Equitable establishes the asset mix of each Target Allocation Portfolio and selects the specific Underlying Portfolios in which to invest using its proprietary investment process, which is based on fundamental research regarding the investment characteristics of each asset class and the Underlying Portfolios, as well as its outlook for the economy and financial markets. AXA Equitable may add new Underlying Portfolios or eliminate existing Underlying Portfolios.

AXA Equitable will permit the relative weightings of a Target Allocation Portfolio’s asset classes to vary in response to the markets, but ordinarily only by plus/minus 15%. Beyond those ranges, AXA Equitable generally will use cash flows, and periodically will rebalance to keep each portfolio within the target asset allocation for that Target Allocation Portfolio. However, there may be occasions when those ranges will expand to 20% of the Target Allocation Portfolio’s assets due to, among other things, appreciation or depreciation of one of the asset classes.

Information regarding the Underlying Portfolios in which the Target Allocation Portfolios currently may invest is included in this prospectus under the heading “Information Regarding the Underlying Portfolios,” below. Each of the Underlying Portfolios is advised by AXA Equitable and sub-advised by other advisers, certain of which are affiliates of AXA Equitable. In this connection, the

Manager’s selection of Underlying Portfolios may have a positive or negative effect on its revenues and/or profits. You should be aware that in addition to the fees directly associated with a Target Allocation Portfolio, you also will indirectly bear the fees of the Underlying Portfolios, which include management and administration fees paid to AXA Equitable, and in certain instances, advisory fees paid by AXA Equitable to its affiliates. The Target Allocation Portfolios will purchase Class A or Class IA shares (as applicable) of the Underlying Portfolios, which are not subject to distribution or service (Rule 12b-1) fees.

The Underlying Portfolios may already be available directly as an investment option in your variable annuity contract or variable life policy. Therefore, you may be able to realize lower aggregate expenses by investing directly in the Underlying Portfolios of a Target Allocation Portfolio instead of in the Target Allocation Portfolio itself. However, not all of the Underlying Portfolios of a Target Allocation Portfolio may be available as an investment option in your variable annuity contract or variable life policy. In addition, an investor who chooses to invest directly in the Underlying Portfolios would not receive the asset allocation and rebalancing services provided by AXA Equitable.

Principal Investment Risks

An investment in a Target Allocation Portfolio is not guaranteed; you may lose money by investing in a Target Allocation Portfolio. When you sell your shares of a Target Allocation Portfolio, they could be worth more or less than what you paid for them.

The value of your investment in a Target Allocation Portfolio will change with changes in the values of that Target Allocation Portfolio’s investments in the Underlying Portfolios. Many factors can affect those values. In this summary, we describe the principal risks that may affect a Target Allocation Portfolio’s investments as a whole. The degree to which the following risks apply to a particular Target Allocation Portfolio varies according to the Target Allocation Portfolio’s asset allocation. In general, a Target Allocation Portfolio with a later retirement year is expected to be more volatile, and thus riskier, than a Target Allocation Portfolio with an earlier retirement year. A Target Allocation Portfolio that has achieved its retirement year and thereafter would be expected to be the least volatile of the Portfolios.

Each Target Allocation Portfolio’s principal risks will change depending on the asset mix of the Underlying Portfolios. This prospectus includes more information about the Underlying Portfolios, their investments, and related risks under “Information Regarding the Underlying Portfolios,” below.

•	Risks Associated with Underlying Portfolios — Since the Target Allocation Portfolios invest directly in the Underlying Portfolios, all risks associated with the eligible Underlying Portfolios apply to the Target Allocation Portfolios. To the extent the Target Allocation Portfolios invest in Underlying Portfolios that invest primarily in equity securities, the performance of the Portfolios will be subject to the risks of investing in equity securities, including equity risk, investment style risk (including growth investing risk and value investing risk), small-cap and/or mid-cap company risk, convertible securities risk and security selection risk. To the extent the Target Allocation Portfolios invest in Underlying Portfolios that invest primarily in fixed income securities, the performance of the Portfolios will be subject to the risks of investing in fixed income securities, which may include non-investment grade securities (also known as “junk bonds”). Such risks include credit risk, interest rate risk, investment grade securities risk, liquidity risk, mortgage-backed and asset-backed securities risk, derivatives risk, junk bonds or lower-rated securities risk and security selection risk. To the extent the Target Allocation Portfolios invest in Underlying Portfolios that invest primarily in foreign securities, the performance of the Portfolios will be subject to the risks of investing in foreign securities, including currency risk, emerging market risk, geographic risk, political/economic risk, regulatory risk and transaction costs risk.

•	Portfolio Management Risk — The risk that AXA Equitable’s target allocations among the asset classes and its selection of the Underlying Portfolios fail to produce the desired results.

•	Market Risk — The Underlying Portfolios’ share price, and thus the share price of a Target Allocation Portfolio, can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, AXA Equitable’s assessment of the companies in the Underlying Portfolios may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Underlying Portfolios’ investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

More information about the risks of an investment in a Target Allocation Portfolio is provided below in “More About Investment Strategies & Risks.”

PORTFOLIO PERFORMANCE

The Target Allocation Portfolios have no operating history but are expected to commence investment operations on May     , 2006. Therefore, no performance information for the Target Allocation Portfolios is available as of the date of this prospectus.

2

FEES AND EXPENSES OF THE AXA TARGET ALLOCATION PORTFOLIOS

The following table describes the fees and expenses that you would pay if you buy and hold shares of each Target Allocation Portfolio. The table below does not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses. There are no fees or charges to buy or sell shares of the Target Allocation Portfolios, reinvest dividends or exchange into other portfolios.

The expense example that accompanies the table is intended to help you compare the direct and indirect costs of investing in each Target Allocation Portfolio with the cost of investing in other investment options. It does not show certain indirect costs of investing, including the costs of the Underlying Portfolios. The example assumes that:

•	You invest $10,000 in a Target Allocation Portfolio for the time periods indicated;

•	Your investment has a 5% return each year;

•	The Target Allocation Portfolio’s operating expenses remain the same; and

•	The expense limitation currently in place is not renewed.

The example should not be considered a representation of past or future expenses of the Target Allocation Portfolios. Actual expenses may be higher or lower than those shown. The costs in this example would be the same whether or not you redeemed all of your shares at the end of these periods. The example does not reflect any Contract-related fees and expenses or the fees and expenses of the Underlying Portfolios. If such fees and expenses were reflected, the total expenses would be substantially higher and would vary, depending on the allocation of a Target Allocation Portfolio’s assets among Underlying Portfolios. Similarly, the annual rate of return assumed in the example is not an estimate or guarantee of future investment performance.

Annual Operating Expenses

(expenses that are deducted from Portfolio assets, as a percentage of average daily net assets)

	Class A	Class B
Management fee	[0.10]%	[0.10]%
Distribution and/or service (12b-1) fees*	0.00%	0.25%
Other expenses	0. %	0. %
Total operating expenses	0. %	0. %
Less fee waiver/expense reimbursement**	(0.)%	(0.)%
Net operating expenses***	[0.10]%	[0.35]%

Example

	Class A	Class B
1 year	$	$
3 years	$	$
5 years	$	$
10 years	$	$
*	The maximum distribution and/or service (12b-1) fee for the portfolio’s Class B shares is 0.50% of the average daily net assets attributable to the portfolio’s Class B shares. Under an arrangement approved by the Trust’s Board of Trustees, the distribution and/or service (12b-1) fee currently is limited to 0.25% of the average daily net assets attributable to the portfolio’s Class B shares. This arrangement will be in effect at least until April 30, 2007.
**	Pursuant to a contract, the Manager has agreed to make payments and to waive or limit its management, administrative and other fees until April 30, 2007 (unless the board of trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Agreement”) so that the Total Operating Expenses of each Target Allocation Portfolio (exclusive of taxes, interest, brokerage commissions, capitalized expenses and extraordinary expenses) do not exceed the amount shown above under Net Operating Expenses. The Manager may be reimbursed the amount of any such payments and waivers in the future provided that the payments or waivers are reimbursed within 3 years of the payment or waiver being made and the combination of the portfolio’s expense ratio and such reimbursements do not exceed the portfolio’s expense cap. The Manager may discontinue these arrangements at any time after April 30, 2007. For more information on the Expense Limitation Agreement, see “Management Team — The Manager — Expense Limitation Agreement”.
***	The Target Allocation Portfolios invest in shares of Underlying Portfolios. Therefore, each Target Allocation Portfolio will, in addition to its own expenses such as management fees, bear its pro rata share of the fees and expenses incurred by the Underlying Portfolios and the investment return of each Target Allocation Portfolio will be reduced by each Underlying Portfolio’s expenses. As of the date of this prospectus, the range of expenses (as a percentage of average net assets) expected to be incurred indirectly in connection with each Target Allocation Portfolio’s investments in Underlying Portfolios is: Target Allocation 2015 Portfolio — [ ]% to [ ]%; Target Allocation 2025 Portfolio — [ ]% to [ ]%; Target Allocation 2035 Portfolio — [ ]% to [ ]%; and Target Allocation 2045 Portfolio — [ ]% to [ ]%. Thus, the net expense ratio of the shares of each Target Allocation Portfolio, including the Target Allocation Portfolio’s direct and indirect expenses, is currently expected to range from: Target Allocation 2015 Portfolio — [ ]% to [ ]% for Class A shares and [ ]% to [ ]% for Class B shares; Target Allocation 2025 Portfolio — [ ]% to [ ]% for Class A shares and [ ]% to [ ]% for Class B shares; Target Allocation 2035 Portfolio — [ ]% to [ ]% for Class A shares and [ ]% to [ ]% for Class B shares; and Target Allocation 2045 Portfolio — [ ]% to [ ]% for Class A shares and [ ]% to [ ]% for Class B shares, after taking into account the fee waiver and expense reimbursement arrangement described above. Absent this arrangement, the total expense ratio of the shares of each Target Allocation Portfolio would range from: Target Allocation 2015 Portfolio — [ ]% to [ ]% for Class A shares and [ ]% to [ ]% for Class B shares; Target Allocation 2025 Portfolio — [ ]% to [ ]% for Class A shares and [ ]% to [ ]% for Class B shares; Target Allocation 2035 Portfolio — [ ]% to [ ]% for Class A shares and [ ]% to [ ]% for Class B shares; and Target Allocation 2045 Portfolio — [ ]% to [ ]% for Class A shares and [ ]% to [ ]% for Class B shares. This information is based on a weighted-average range of the expense ratios since the average assets of each Target Allocation Portfolio invested in Underlying Portfolios will fluctuate. The total expense ratios may be higher or lower depending on the allocation of a Target Allocation Portfolio’s assets among Underlying Portfolios and the actual expenses of the Underlying Portfolios. An investor could realize lower overall expenses by allocating investments directly to the Underlying Portfolios.

3

MORE ABOUT INVESTMENT STRATEGIES & RISKS

Each Target Allocation Portfolio follows a similar investment strategy; however, a Portfolio’s allocation among Underlying Portfolios will vary depending on its retirement date, and therefore its exposure to risk will vary. To the extent a Target Allocation Portfolio invests in Underlying Portfolios that invest primarily in equity securities, the performance of the portfolio will be subject to the risks of investing in equity securities. To the extent a Target Allocation Portfolio invests in Underlying Portfolios that invest primarily in fixed income securities, the performance of the portfolio will be subject to the risks of investing in fixed income securities. To the extent a Target Allocation Portfolio invests in Underlying Portfolios that invest primarily in foreign securities, the performance of the portfolio will be subject to the risks of investing in foreign securities.

The Target Allocation Portfolios also may hold cash or cash equivalents (instead of being allocated to an Underlying Portfolio) as deemed appropriate by the Manager for temporary defensive purposes to respond to adverse market, economic or political conditions, or as a cash reserve. Should a Target Allocation Portfolio take this action, it may not achieve its investment objective. The Target Allocation Portfolios also may hold U.S. government securities and money market instruments directly for investment or other appropriate purposes. The Underlying Portfolios have principal investment strategies that come with inherent risks. Certain Underlying Portfolios may emphasize different market sectors, such as foreign securities, small cap equities and high yield fixed income securities. Each Underlying Portfolio’s principal risks are described in more detail in the Underlying Portfolio’s prospectus.

General Risks of Underlying Portfolios

Each of the Underlying Portfolios may be subject to certain general investment risks, as discussed below.

•	Issuer-Specific Risk — The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. A portfolio could lose all of its investments in a company’s securities.

•	Leveraging Risk — When a portfolio borrows money or otherwise leverages its portfolio, the value of an investment in that portfolio will be more volatile and all other risks will tend to be compounded. The Underlying Portfolios may take on leveraging risk by investing in collateral from securities loans and by borrowing money to meet redemption requests.

•	Liquidity Risk — The risk that exists when particular investments are difficult to purchase or sell. An investment in illiquid securities may reduce returns of the portfolio because it may be unable to sell the illiquid securities at an advantageous time or price. This may result in a loss or may be costly to a portfolio.

•	Portfolio Management Risk — The risk that the strategies used by the Underlying Portfolios’ sub-advisers and their securities selections fail to produce the intended results.

•	Portfolio Turnover Risk — High portfolio turnover may result in increased transaction costs to an Underlying Portfolio, which may result in higher fund expenses and lower total returns.

•	Securities Lending Risk — For purposes of realizing additional income, the Underlying Portfolios may lend securities to broker-dealers. Generally, any such loan of portfolio securities will be continuously secured by collateral at least equal to the value of the security loaned. Such collateral will be in the form of cash, marketable securities issued or guaranteed by the U.S. Government or its agencies, or a standby letter of credit issued by qualified banks. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to firms deemed by the Manager to be of good standing and will not be made unless, in the judgment of the Sub-adviser, the consideration to be earned from such loans would justify the risk.

•	Sub-Adviser Selection Risk — The risk that the process for selecting or replacing a sub-adviser for an Underlying Portfolio and the decision to select or replace a sub-adviser does not produce the intended result.

Risks of Equity Investments

Each Target Allocation Portfolio may invest a varying portion of its assets in Underlying Portfolios that emphasize investments in equity securities. Therefore, as an investor in a Target Allocation Portfolio, the return on your investment will be based, to some extent, on the risks and rewards of equity securities. In general, the performance of the Target Allocation Portfolios with later retirement dates, such as the Target Allocation 2035 and Target Allocation 2045 Portfolios, will be subject to the risks of investing in equity securities to a greater extent than the Portfolios with earlier retirement dates. The risks of investing in equity securities include:

•	Convertible Securities Risk — Convertible securities may include both convertible debt and convertible preferred stock. Such securities may be converted into shares of the underlying common stock at either a stated price or stated rate. Therefore, convertible securities enable you to benefit from increases in the market price of the underlying common stock. Convertible securities provide higher yields than the underlying common stocks, but generally offer lower yields than nonconvertible securities of similar quality. The value of convertible securities fluctuates in relation to changes in interest rates and, in addition, fluctuates in relation to the underlying common stock. Subsequent to purchase by an Underlying Portfolio, convertible securities may cease to be rated or a rating may be reduced below the minimum required for purchase by that portfolio.

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MORE ABOUT INVESTMENT STRATEGIES & RISKS (cont’d)

•	Derivatives Risk — An investment in derivatives may rise or fall more rapidly than other investments. These transactions are subject to changes in the value of the underlying security on which such transactions are based. Even a small investment in derivative securities can have a significant impact on an Underlying Portfolio’s exposure to stock market values, interest rates or currency exchange rates. Derivatives are subject to a number of risks such as liquidity risk, interest rate risk, market risk and credit risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate well with the underlying asset, rate or index. These types of transactions will be used by an Underlying Portfolio primarily as a substitute for taking a position in the underlying asset and/or for hedging purposes. When a derivative security (a security whose value is based on another security or index) is used as a hedge against an offsetting position that an Underlying Portfolio also holds, any loss generated by the derivative security should be substantially offset by gains on the hedged instrument, and vice versa. To the extent that an Underlying Portfolio uses a derivative security for purposes other than as a hedge, that portfolio is directly exposed to the risks of that derivative security and any loss generated by the derivative security will not be offset by a gain.

•	Futures and Options Risk — To the extent an Underlying Portfolio uses futures and options, it is exposed to additional volatility and potential losses.

•	Equity Risk — Stocks and other equity securities generally fluctuate in value more than bonds and may decline in value over short or over extended periods. The value of such securities will change based on changes in a company’s financial condition and in overall market and economic conditions.

•	Focused Portfolio Risk — Underlying Portfolios that invest in the securities of a limited number of companies may incur more risk because changes in the value of a single security may have a more significant effect, either positive or negative, on the portfolio’s net asset value.

•	Investment Style Risk — The sub-advisers to the Underlying Portfolios may use a particular style or set of styles, such as “growth” or “value” styles, to select investments for the Underlying Portfolio. These styles may be out of favor or may not produce the best results over short or longer time periods. They may also increase the volatility of the Underlying Portfolio’s share price.

•	Growth Investing Risk — Growth investing generally focuses on companies that, due to their strong earnings and revenue potential, offer above-average prospects for capital growth, with less emphasis on dividend income. Earnings predictability and confidence in earnings forecasts are an important part of the selection process. As a result, the price of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Sub-advisers for the

Underlying Portfolios using this approach generally seek out companies experiencing some or all of the following: high sales growth, high unit growth, high or improving returns on assets and equity, and a strong balance sheet. Such Sub-advisers also prefer companies with a competitive advantage such as unique management, marketing or research and development. Growth investing is also subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the Sub-advisers, regardless of movements in the securities market.

•	Value Investing Risk — Value investing attempts to identify strong companies selling at a discount from their perceived true worth. Sub-advisers for Underlying Portfolios using this approach generally select stocks at prices that, in their view, are temporarily low relative to the company’s earnings, assets, cash flow and dividends. Value investing is subject to the risk that the stocks’ intrinsic value may never be fully recognized or realized by the market, or their prices may go down. In addition, there is the risk that a stock judged to be undervalued may actually be appropriately priced. Value investing generally emphasizes companies that, considering their assets and earnings history, are attractively priced and may provide dividend income.

•	Large-Capitalization Risk — Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

•	Non-Diversification Risk — Certain Underlying Portfolios are classified as “non-diversified” investment companies, which means that the proportion of the portfolio’s assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. Since a relatively high percentage of a non-diversified portfolio’s assets may be invested in the securities of a limited number of issuers, some of which may be within the same industry, the securities of the portfolio may be more sensitive to changes in the market value of a single issuer or industry. The use of such a focused investment strategy may increase the volatility of a portfolio’s investment performance, as the portfolio may be more susceptible to risks associated with a single economic, political or regulatory event than a diversified portfolio. If the securities in which the portfolio invests perform poorly, the portfolio could incur greater losses than it would have had it been invested in a greater number of securities.

•	Sector Concentration Risk — The value of the shares of an Underlying Portfolio that concentrates its investments in a particular industry sector, such as the health care or technology sectors, is particularly vulnerable to factors affecting that industry sector and could experience greater volatility than stock funds investing in a broader range of industries.

5

MORE ABOUT INVESTMENT STRATEGIES & RISKS (cont’d)

•	Small- and Mid- Capitalization Risk — There may be an increased risk for Underlying Portfolios that invest in small- and mid-capitalization companies because they generally are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources. The securities of small- and mid-capitalization companies also may trade less frequently and in smaller volume than securities of larger companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the portfolio may experience difficulty in purchasing or selling such securities at the desired time and price. In general, these risks are greater for small-capitalization companies than for mid-capitalization companies.

Risks of Fixed Income Investments

Each Target Allocation Portfolio may invest a varying portion of its assets in Underlying Portfolios that invest primarily in debt securities. Therefore, as an investor in a Target Allocation Portfolio, the return on your investment will be based, to some extent, on the risks and rewards of fixed income securities or bonds.

Examples of bonds include, but are not limited to, corporate debt securities (including notes), asset-backed securities, securities issued by the U.S. Government and obligations issued by both government agency and private issuers. Bond issuers may be foreign corporations or governments as limited in each Underlying Portfolio’s investment strategies. In addition to bonds, debt securities also include money market instruments.

In general, the performance of the Target Allocation Portfolios with earlier retirement dates will be subject to the risks of investing in fixed income securities to a greater extent than those with later retirement dates. The risks of investing in fixed income securities include:

•	Credit/Default Risk — The risk that an issuer of a security or the counter-party to a contract will default or otherwise become unable to honor a financial obligation. Lower rated securities involve a substantial risk of default or downgrade and are more volatile than investment-grade securities. Lower rated bonds involve a greater risk of price declines than investment-grade securities due to actual or perceived changes to an issuer’s credit worthiness.

•	Convertible Securities Risk — Convertible securities may include both convertible debt and convertible preferred stock. Such securities may be converted into shares of the underlying common stock at either a stated price or stated rate. Therefore, convertible securities enable you to benefit from increases in the market price of the underlying common stock. Convertible securities provide higher yields than the underlying common stocks, but generally offer lower yields than nonconvertible securities of similar quality. The value of convertible securities fluctuates in relation to changes in interest rates and, in addition, fluctuates in relation to the underlying common stock. Subsequent to purchase by an Underlying Portfolio, convertible securities may cease to be rated or a rating may be reduced below the minimum required for purchase by that portfolio.

•	Derivatives Risk — An investment in derivatives may rise or fall more rapidly than other investments. These transactions are subject to changes in the value of the underlying security on which such transactions are based. Even a small investment in derivative securities can have a significant impact on an Underlying Portfolio’s exposure to stock market values, interest rates or currency exchange rates. Derivatives are subject to a number of risks such as liquidity risk, interest rate risk, market risk and credit risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate well with the underlying asset, rate or index. These types of transactions will be used by an Underlying Portfolio primarily as a substitute for taking a position in the underlying asset and/or for hedging purposes. When a derivative security (a security whose value is based on another security or index) is used as a hedge against an offsetting position that an Underlying Portfolio also holds, any loss generated by the derivative security should be substantially offset by gains on the hedged instrument, and vice versa. To the extent that an Underlying Portfolio uses a derivative security for purposes other than as a hedge, that portfolio is directly exposed to the risks of that derivative security and any loss generated by the derivative security will not be offset by a gain.

•	Interest Rate Risk — The risk of market losses attributable to changes in interest rates. In general, the prices of fixed-income securities rise when interest rates fall, and fall when interest rates rise. The longer the term of a bond or fixed income instrument, the more sensitive it will be to fluctuations in value from interest rate changes. Changes in interest rates may have a significant effect on Underlying Portfolios holding a significant portion of their assets in fixed income securities with long term maturities.

•	Investment Grade Securities Risk — Debt securities are rated by national bond rating agencies. Securities rated BBB and higher by S&P and Baa or higher by Moody’s are considered investment grade securities, but securities rated BBB or Baa are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics.

•	Loan Participation Risk — An Underlying Portfolio’s investments in loan participations and assignments are subject to the risk that the financial institution acting as agent for all interests in a loan might fail financially. It is also possible that the portfolio could be held liable as a co-lender.

•

Lower-Rated Securities Risk (also referred to as Junk Bond/Below Investment Grade Securities Risk) — Bonds rated below investment grade (i.e., BB or lower by S&P or Ba or lower by Moody’s) are speculative in nature, involve greater risk of default

6

MORE ABOUT INVESTMENT STRATEGIES & RISKS (cont’d)

by the issuing entity and may be subject to greater market fluctuations than higher rated fixed income securities.

•	Money Market Risk — Although a money market fund is designed to be a relatively low risk investment, it is not entirely free of risk. Despite the short maturities and high credit quality of money market portfolios’ investments, increases in interest rates and deteriorations in the credit quality of the instruments the portfolio has purchased may reduce the portfolio’s yield. In addition, the portfolio is still subject to the risk that the value of an investment may be eroded over time by inflation.

•	Mortgage-Backed and Asset-Backed Securities Risk — The risk that the principal on mortgage- or asset-backed securities may be prepaid at any time, which will reduce the yield and market value. If interest rates fall, the rate of prepayments tends to increase as borrowers are motivated to pay off debt and refinance at new lower rates. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, an Underlying Portfolio that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. The early retirement of particular classes or series of a collateralized mortgage obligation held by an Underlying Portfolio would have the same effect as the prepayment of mortgages underlying other mortgage-backed securities.

Risks of Foreign Securities Investments

Each Target Allocation Portfolio may invest a varying portion of its assets in Underlying Portfolios that invest primarily in foreign securities. Therefore, as an investor in a Target Allocation Portfolio, the return on your investment will be based, to some extent, on the risks and rewards of foreign securities.

The value of an Underlying Portfolio’s investment in foreign securities may fall due to adverse political, social and economic developments abroad and decreases in foreign currency values relative to the U.S. dollar. Foreign markets also may be less liquid and more volatile than U.S. markets. These risks are greater generally for investments in emerging market issuers than for issuers in more developed countries.

The following is a more detailed description of the primary risks of investing in foreign securities:

•	Currency Risk — The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. A change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of a portfolio’s assets and income.

•	Geographic Risk — The economies and financial markets of certain regions, such as Latin America and Asia, can be highly interdependent and may decline all at the same time.

•	Political/Economic Risk — Changes in economic and tax policies, government instability, war or other political or economic actions or factors may have an adverse effect on an Underlying Portfolio’s foreign investments.

•	Regulatory Risk — Less information may be available about foreign companies. In general, foreign companies are not subject to uniform, accounting, auditing and financial reporting standards or to other regulatory practices and requirements as are U.S. companies.

•	Transaction Costs Risk — The costs of buying and selling foreign securities, including tax, brokerage and custody costs, generally are higher than those involving domestic transactions.

7

INFORMATION REGARDING THE UNDERLYING PORTFOLIOS

The following is information regarding the Underlying Portfolios. If you would like more information about the Underlying Portfolios, the Prospectuses and Statements of Additional Information are available by contacting your financial professional, or the portfolios at:

AXA Premier VIP Trust

EQ Advisors Trust

1290 Avenue of the Americas

New York, NY 10104

Telephone: 1-877-222-2144

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
Equity
AXA Premier VIP Aggressive Equity Portfolio	Long-term growth of capital.	Under normal circumstances, the Portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities. The Portfolio invests primarily in securities of large capitalization growth companies, although the Sub-advisers may invest, to a certain extent in equity securities of small- and mid-capitalization growth companies as well.

•   Derivatives Risk

•   Equity Risk

•   Foreign Investing and Emerging Markets Risk

•   Investment Style Risk

•   Issuer-Specific Risk

•   Liquidity Risk

•   Portfolio Management Risk

•   Small- and Mid- Capitalization Risk

•   Sub-Adviser Selection Risk

AXA Premier VIP Health Care Portfolio	Long term growth of capital.	Under normal circumstances, the portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of companies primarily engaged in the research, development, production or distribution of products or services related to health care, medicine or the life sciences (collectively termed “health sciences”). While the portfolio can invest in securities of U.S. and foreign companies of any size, the majority of portfolio assets are expected to be invested in securities of U.S. companies.

•   Equity Risk

•   Foreign Investing and Emerging Markets Risk

•   Health Care Sector Risk

•   Issuer Specific Risk

•   Non-Diversification Risk

•   Portfolio Management Risk

•   Sector Concentration Risk

•   Small- and Mid- Capitalization Risk

•   Sub-Adviser Selection Risk

8

INFORMATION REGARDING THE UNDERLYING PORTFOLIOS (cont’d)

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
Equity
AXA Premier VIP Large Cap Core Equity Portfolio	Long-term growth of capital.	Under normal circumstances, the Portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of U.S. large capitalization companies. Large capitalization companies are companies with market capitalization in excess of $5 billion at the time of investment. The Sub-advisers generally choose investments that include either companies with above average growth prospects, companies selling at reasonable valuations, or both.	• Equity Risk • Foreign Investing and Emerging Markets Risks • Issuer-Specific Risk • Portfolio Management Risk • Sub-Adviser Selection Risk
AXA Premier VIP Large Cap Growth Portfolio	Long-term growth of capital.	Under normal circumstances, the Portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of U.S. large capitalization companies. Large capitalization companies are companies with market capitalization in excess of $5 billion at the time of investment. The Portfolio intends to invest primarily in common stocks but may also invest in other securities that the Sub-advisers believe provide opportunities for capital growth.	• Equity Risk • Foreign Investing and Emerging Markets Risk • Investment Style Risk • Issuer-Specific Risk • Portfolio Management Risk • Sub-Adviser Selection Risk

9

INFORMATION REGARDING THE UNDERLYING PORTFOLIOS (cont’d)

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
Equity
AXA Premier VIP Large Cap Value Portfolio	Long-term growth of capital.	Under normal circumstances, the Portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of U.S. large capitalization companies. Large capitalization companies are companies with market capitalization in excess of $5 billion at the time of investment. The Sub-advisers use an investment style that focuses on companies that may be temporarily out of favor or have earnings or assets not fully reflected in their stock prices.	• Equity Risk • Foreign Investing and Emerging Markets Risk • Investment Style Risk • Issuer-Specific Risk • Portfolio Management Risk • Sub-Adviser Selection Risk
AXA Premier VIP Mid Cap Growth Portfolio	Long-term growth of capital.	Under normal circumstances, the Portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of U.S. mid-capitalization companies. Medium market capitalization companies are generally defined as those whose market capitalization is similar to the market capitalization of companies in the Russell Mid Cap Index. The Sub-advisers utilize an aggressive, growth-oriented investment style that emphasizes companies that are either in or entering into the growth phase of their business cycle.	• Equity Risk • Foreign Investing and Emerging Markets Risks • Investment Style Risk • Issuer-Specific Risk • Mid-Capitalization Risk • Portfolio Management Risk • Sub-Adviser Selection Risk

10

INFORMATION REGARDING THE UNDERLYING PORTFOLIOS (cont’d)

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
Equity
AXA Premier VIP Mid Cap Value Portfolio	Long-term growth of capital.	Under normal circumstances, the Portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of U.S. mid-capitalization companies. Medium market capitalization companies are generally defined as those whose market capitalization is similar to the market capitalization of companies in the Russell Mid Cap Index. The Sub-advisers utilize a value-oriented investment style that emphasizes companies deemed to be currently under-priced according to certain financial measurements.

•   Equity Risk

•   Foreign Investing and Emerging Markets Risks

•   Investment Style Risk

•   Issuer-Specific Risk

•   Liquidity Risk

•   Mid-Capitalization Risk

•   Portfolio Management Risk

•   Sub-Adviser Selection Risk

EQ/Equity 500 Index Portfolio	Seeks a total return before expenses that approximates the total return performance of the S&P 500 Index, including reinvestment of dividends, at a risk level consistent with that of the S&P 500 Index.	Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities in the S&P 500 Index.	• Derivatives Risk • Equity Risk • Index-Fund Risk
EQ/Small Company Index	Seeks to replicate as closely as possible (before the deduction of portfolio expenses) the total return of the Russell 2000 Index (“Russell 2000”).	Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of small-cap companies included in the Russell 2000. The Portfolio invests in a statistically selected sample of the securities found in the Russell 2000. The securities held by the Portfolio are weighted to make the Portfolio’s total investment characteristics similar to those of the Russell 2000 as a whole.	• Derivatives Risk • Equity Risk • Index-Fund Risk • Liquidity Risk • Small-Cap Company Risk

11

INFORMATION REGARDING THE UNDERLYING PORTFOLIOS (cont’d)

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
Investment Grade Bond
AXA Premier VIP Core Bond Portfolio	To seek a balance of high current income and capital appreciation, consistent with a prudent level of risk.	Under normal circumstances, the Portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in investment grade bonds. The Portfolio may purchase bonds of any maturity, but generally the portfolio’s overall effective duration will be of an intermediate-term nature (similar to that of five- to seven-year U.S. Treasury notes) and have a comparable duration to that of the Lehman Brothers Aggregate Bond Index (currently, approximately 4.58 years).

•  Credit/Default Risk

•  Currency Risk

•  Derivatives Risk

•  Foreign Investing and Emerging Markets Risk

•  Interest Rate Risk

•  Issuer-Specific Risk

•  Liquidity Risk

•  Lower-Rated Securities Risk

•  Mortgage-Backed and Asset-Backed Securities Risk

•  Portfolio Management Risk

•  Sub-Adviser Selection Risk

International Bond
EQ/Evergreen International Bond Portfolio	Seeks capital growth and current income.	Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in debt securities, including obligations of foreign government or corporate entities or supranational agencies (such as the World Bank) denominated in various currencies. The Portfolio may invest up to 35% of its assets in debt securities that are rated below investment grade (or, if unrated, determined by the Adviser to be of comparable quality) (“junk bonds”). The Portfolio normally will invest in at least three countries and generally does not invest more than 5% of its assets in debt obligations or similar securities denominated in the currencies of developing countries.

•  Derivatives Risk

•  Fixed Income Risk

•  Asset-Backed Securities Risk

•  Credit Risk

•  Interest Rate Risk

•  Investment Grade Securities Risk

•  Lower Rated Securities Risk

•  Mortgage-Backed Securities Risk

•  Foreign Securities Risk

•  Currency Risk

•  Emerging Markets Risk

•  Liquidity Risk

12

INFORMATION REGARDING THE UNDERLYING PORTFOLIOS (cont’d)

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
High Yield Bond
AXA Premier VIP High Yield	High total return through a combination of current income and capital appreciation.	Under normal circumstances, the Portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in a diversified mix of bonds that are rated below investment grade (so called “junk bonds”), which generally involve greater volatility of price and risk of principal and income than high quality fixed income securities. The Portfolio will attempt to maximize current income by taking advantage of market developments, yield disparities and variations in the creditworthiness of issuers.

•  Credit/Default Risk

•  Currency Risk

•  Derivatives Risk

•  Foreign Investing and Emerging Markets Risk

•  Interest Rate Risk

•  Issuer-Specific Risk

•  Liquidity Risk

•  Lower-Rated Securities Risk

•  Loan Participation Risk

•  Mortgage-Backed and Asset-Backed Securities Risk

•  Portfolio Management Risk

•  Sub-Adviser Selection Risk

International Equity
AXA Premier VIP International Equity	Long term growth of capital.	Under normal circumstances, the Portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes in equity securities of companies, including at least 65% of its total assets in equity securities of foreign companies (companies organized or headquartered outside of the U.S.).

•  Currency Risk

•  Equity Risk

•  Foreign Investing and Emerging Markets Risk

•  Issuer-Specific Risk

•  Large-Capitalization Risk

•  Liquidity Risk

•  Portfolio Management Risk

•  Small and Mid-Capitalization Risk

•  Sub-Adviser Selection Risk

EQ/Van Kampen Emerging Markets Equity	Long term capital appreciation.	Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of companies located in emerging market countries or other equity investments that are tied economically to emerging market countries.

•  Convertible Securities Risk

•  Currency Risk

•  Derivatives Risk

•  Emerging Markets Risk

•  Equity Risk

•  Focused Portfolio Risk

•  Growth Investing Risk

•  Junk Bond and Lower Rated Securities Risk

•  Liquidity Risk

•  Non-Diversification Risk

•  Portfolio Turnover Risk

13

INFORMATION REGARDING THE UNDERLYING PORTFOLIOS (cont’d)

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
Short Term
EQ/Money Market Portfolio	Seeks to obtain a high level of current income, preserve its assets and maintain liquidity.	The Portfolio invests primarily in a diversified portfolio of high-quality U.S. dollar-denominated money market instruments. The Portfolio will maintain a dollar-weighted average portfolio maturity of 90 days or less.	• Credit Risk • Foreign Securities Risk • Interest Rate Risk • Mortgage-Backed and Asset-Backed Securities Risk • Money Market Risk

14

MANAGEMENT TEAM

The Manager

The Manager

AXA Equitable, through its AXA Funds Management Group unit (“AXA FMG”), 1290 Avenue of the Americas, New York, New York 10104, manages each Target Allocation Portfolio. AXA Equitable is an indirect wholly owned subsidiary of AXA Financial, Inc., a subsidiary of AXA, a French insurance holding company.

As manager, AXA Equitable is responsible for the general management and administration of the Trust and the Target Allocation Portfolios. In addition to its managerial responsibilities, AXA Equitable is responsible for determining the asset mix for each Target Allocation Portfolio and ensuring that the asset allocations are consistent with the guidelines that have been approved by the Trust’s board of trustees. AXA Equitable establishes the asset mix of each Target Allocation Portfolio and selects the specific Underlying Portfolios in which to invest using its proprietary investment process, which is based on fundamental research regarding the investment characteristics of each asset class and the Underlying Portfolios, as well as its outlook for the economy and financial markets. AXA Equitable also will rebalance each Target Allocation Portfolio’s holdings through its selection of Underlying Portfolios as deemed necessary to bring the target allocation of a Target Allocation Portfolio back into alignment with its target allocation range.

A committee comprised of the following AXA FMG investment personnel manages each Target Allocation Portfolio.

Members of AXA FMG Committee	Business Experience
Kenneth T. Kozlowski, CFP®, ChFC, CLU	Mr. Kozlowski has served as Vice President of AXA Financial from February 2001 to present and as Chief Financial Officer of the Trust and other investment companies managed by AXA Equitable. He is responsible for portfolio administration and accounting and product development and has had day-to-day portfolio management responsibilities since 2003.
Kenneth B. Beitler, CFA®	Mr. Beitler has served as Vice President of AXA Financial from February 2003 to present. From February 2002 to February 2003, he served as Assistant Vice President of AXA Financial and from May 1999 to February 2002 as Senior Investment Analyst of AXA Financial. He has also served as Vice President of the Trust and other investment companies managed by AXA Equitable since 2001. He is responsible for portfolio analysis and portfolio performance evaluation and has had day-to-day portfolio management responsibilities since 2003.

Information about each committee member’s compensation, other accounts they manage and their ownership of securities in the portfolios is available in the Trust’s SAI. A discussion of the basis of the decision by the Board to approve the investment management agreement with AXA Equitable with respect to the Target Allocation Portfolios is available in the Trust’s SAI.

Management Fees

Each Target Allocation Portfolio pays a fee to AXA Equitable for management services equal to an annual rate of 0.10% of the portfolio’s average daily net assets. AXA Equitable also provides administrative services to the Trust including, among others: coordination of the Trust’s audit, financial statements and tax returns; expense management and budgeting; legal administrative services and compliance monitoring; portfolio accounting services, including daily net asset value accounting; operational risk management; and oversight of the Trust’s proxy voting policies and procedures and anti-money laundering program. For these administrative services, in addition to the management fee, each Target Allocation Portfolio pays AXA Equitable a fee at an annual rate of 0.15% of the Target Allocation Portfolio’s total average daily net assets, plus $35,000. As noted in the prospectus for each Underlying Portfolio, AXA Equitable and, in certain cases, its affiliates serve as investment manager, investment adviser and/or administrator for the Underlying Portfolios and earn fees for providing services in these capacities, which are in addition to the fees directly associated with a Target Allocation Portfolio.

Expense Limitation Agreement

In the interest of limiting until April 30, 2007 (unless the board of trustees consents to an earlier revision or termination of this arrangement) the expenses of each Target Allocation Portfolio, the Manager has entered into an expense limitation agreement with the Trust with respect to the Target Allocation Portfolios (“Expense Limitation Agreement”). Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its management, administrative and other fees and to assume other expenses so that the total annual operating expenses of each portfolio (other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of each portfolio’s business), are limited to [0.10% for Class A shares and 0.35% for Class B shares].

15

MANAGEMENT TEAM

The Manager (cont’d)

AXA Equitable may be reimbursed the amount of any such payments or waivers in the future provided that the payments or waivers are reimbursed within three years of the payments or waivers being made and the combination of the portfolio’s expense ratio and such reimbursements do not exceed the portfolio’s expense cap. If the actual expense ratio is less than the expense cap and AXA Equitable has recouped any eligible previous payments made, the portfolio will be charged such lower expenses.

16

PORTFOLIO SERVICES

Buying and Selling Shares

Each Target Allocation Portfolio offers Class A and Class B shares. All shares are purchased and sold at their net asset value without any sales load. The Target Allocation Portfolios are not designed for market-timers, see the section entitled “Purchase and Redemption Restrictions on Market-Timers and Active Traders.”

The price at which a purchase or sale is effected is based on the next calculation of net asset value after an order is received and accepted by a Target Allocation Portfolio or its designated agent. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender.

Restrictions on Buying and Selling Shares

Purchase Restrictions

The Target Allocation Portfolios reserve the right to suspend or change the terms of purchasing or selling shares.

Purchase and Redemption Restrictions on Market-Timers and Active Traders

Frequent transfers or purchases and redemptions of portfolio shares, including market timing and other program trading or short-term trading strategies, may be disruptive to the Target Allocation Portfolios. Such activity may adversely affect portfolio performance and the interests of long-term investors by requiring it to maintain larger amounts of cash or to liquidate portfolio holdings at a disadvantageous time or price. For example, to accommodate frequent trades by investors, a Portfolio may have to sell portfolio securities to have the cash necessary to redeem the market timer’s shares. This can happen when it is not advantageous to sell any securities, so the Portfolio’s performance may be hurt. When large dollar amounts are involved, frequent trading can also make it difficult to use long-term investment strategies because a Portfolio cannot predict how much cash it will have to invest. In addition, disruptive transfers or purchases and redemptions of portfolio shares may impede efficient portfolio management and impose increased transaction costs, such as brokerage costs, by requiring the portfolio manager to affect more frequent purchases and sales of portfolio securities. Similarly, a Portfolio may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of excessive or short-term trading. Portfolios that invest a significant portion of their assets in foreign securities or the securities of small- and mid-capitalization companies tend to be subject to the risks associated with market timing and short-term trading strategies to a greater extent than funds that do not. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio securities values occur after the close of the overseas market but prior to the close of the U.S. market. Securities of small- and mid-capitalization companies and high-yield securities present arbitrage opportunities because the market for such securities may be less liquid than the market for the securities of larger companies and higher quality bonds, which could result in pricing inefficiencies.

The Trust and the Target Allocation Portfolios discourage frequent purchases and redemptions of portfolio shares by Contractholders and will not make special arrangements to accommodate such transactions in Portfolio shares. As a general matter, each Portfolio and the Trust reserve the right to refuse or limit any purchase or exchange order by a particular purchaser (or group of related purchasers) if the transaction is deemed harmful to the Portfolio’s other shareholders or would disrupt the management of the Portfolio.

The Trust’s Board of Trustees has adopted certain procedures to discourage what it considers to be disruptive trading activity. The Trust seeks to apply its policies and procedures to all shareholders uniformly. It should be recognized, however, that such policies and procedures are subject to limitations:

•	They do not eliminate the possibility that disruptive transfer activity, including market timing, will occur or that Portfolio performance will be affected by such activity.

•	The design of such policies and procedures involves inherently subjective judgments, which AXA Equitable, on behalf of the Trust, seeks to make in a fair and reasonable manner consistent with the interests of all shareholders.

•	The limits on AXA Equitable’s ability, on behalf of the Trust, to monitor and detect disruptive trading activity and to impose restrictions described herein means that some Contractholders may be treated differently than others, resulting in the risk that some Contractholders may be able to engage in frequent purchase and redemptions, while others will bear the effect of that activity.

If AXA Equitable, on behalf of the Trust, determines that a Contractholder’s purchase and redemption patterns involving the Trust’s portfolios are disruptive to the Portfolios, it may, among other things, restrict the availability of personal telephone requests, facsimile

17

PORTFOLIO SERVICES (cont’d)

transmissions, automated telephone services, internet services or any electronic transfer services. AXA Equitable may also refuse to act on instructions of an agent acting under a power of attorney who is acting on behalf of more than one owner. In making these determinations, AXA Equitable may consider the combined purchase and redemption activity of Contracts that it believes are under common ownership, control or direction.

AXA Equitable currently considers transfers into and out of (or vice versa) a portfolio within a five-business day period as potentially disruptive transfer activity. In order to reduce disruptive activity, it monitors the frequency of transfers, including the size of transfers in relation to portfolio assets, in each portfolio. When a potentially disruptive transfer into or out of a portfolio occurs on a day when the portfolio’s aggregate deposits or aggregate redemptions exceed a certain threshold, AXA Equitable sends a letter to the Contractholder explaining that there is a policy against disruptive transfer activity and that if such activity continues, AXA Equitable may take the actions described above to restrict the availability of voice, fax and automated transaction services. If such Contractholder is identified a second time as engaging in potentially disruptive transfer activity, AXA Equitable currently restricts the availability of voice, fax and automated transaction services. AXA Equitable currently applies such action for the remaining life of each affected Contract. Although AXA Equitable currently provides a letter to Contractholders who have engaged in disruptive transfer activity of its intention to restrict access to communication services, AXA Equitable may not continue to provide such letters. Consistent with seeking to discourage potentially disruptive transfer activity, the Trust may also, in its sole discretion and without further notice, change what it considers potentially disruptive transfer activity and its monitoring procedures and thresholds, as well as change its procedures to restrict this activity. You should consult the Contract prospectus that accompanies this Prospectus for information on other specific limitations on the transfer privilege.

Selling Restrictions

The table below describes restrictions placed on selling shares of any portfolio described in this Prospectus.

Restriction	Situation
The portfolio may suspend the right of redemption or postpone payment for more than 7 days:	• When the New York Stock Exchange is closed (other than a weekend/holiday). • During an emergency. • Any other period permitted by the SEC.
A portfolio may pay the redemption price in whole or part by a distribution in kind of readily marketable securities in lieu of cash or may take up to 7 days to pay a redemption request in order to raise capital:	• When it is detrimental for a portfolio to make cash payments as determined in the sole discretion of AXA Equitable.

How Portfolio Shares are Priced

“Net asset value” is the price of one share of a portfolio without a sales charge, and is calculated each business day using the following formula:

Net Asset Value =	Total market value of securities + Cash and other assets – Liabilities
Number of outstanding shares

The net asset value of portfolio shares is determined according to the following schedule:

•	A share’s net asset value is determined as of the close of regular trading on the New York Stock Exchange (“Exchange”) on the days the Exchange is open for trading. This is normally 4:00 p.m. Eastern Time.

•	The price you pay or receive for purchasing or redeeming a share will be based upon the net asset value next calculated after your order is received and accepted by a Portfolio or its designated agent.

•	An Underlying Portfolio heavily invested in foreign securities may have net asset value changes on days when you cannot buy or sell its shares because foreign securities sometimes trade on days when a fund’s shares are not priced.

18

PORTFOLIO SERVICES (cont’d)

Shares of the Underlying Portfolios held by the Target Allocation Portfolios are valued at their net asset value. Generally, other portfolio securities and assets of the Target Allocation Portfolios as well as the portfolio securities and assets of the Underlying Portfolios are valued as follows:

•	Equity securities — most recent sales price or official closing price or if there is no sale or official closing price, latest available bid price.

•	Debt securities (other than short-term obligations) — based upon pricing service valuations.

•	Short-term obligations (with maturities of 60 days or less) — amortized cost (which approximates market value).

•	Securities traded on foreign exchanges — most recent sales or bid price on the foreign exchange or market, unless a significant event or circumstance occurs after the close of that market or exchange that may materially affect its value. In that case, fair value as determined by or under the direction of the portfolio’s board of trustees at the close of regular trading on the Exchange. Foreign currency is converted into U.S. dollar equivalent daily at current exchange rates.

•	Options — last sales price or, if not available, previous day’s sales price. Options not traded on an exchange or actively traded are valued according to fair value methods.

•	Futures — last sales price or, if there is no sale, latest available bid price.

•	Investment company securities — shares of open-end mutual funds held by a portfolio will be valued at the net asset value of the shares of the portfolio as described in the portfolio’s prospectus.

•	Other Securities — other securities and assets for which market quotations are not readily available or for which valuation cannot be provided are valued at their fair value as determined in good faith under the direction of the portfolio’s board of trustees. For example, a security whose trading has been halted during the trading day may be fair valued based on the available information at the time of the close of the trading market. Similarly, securities for which there is no ready market (e.g., securities of certain small capitalization issuers and certain issuers located in emerging markets) also may be fair valued. Some methods for valuing these securities may include: fundamental analysis (earnings multiple, etc.), matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities.

Events or circumstances affecting the values of portfolio securities that occur between the closing of their principal markets and the time the net asset value is determined, such as foreign securities trading on foreign exchanges that may close before the time the net asset value is determined, may be reflected in the Trust’s calculation of net asset values for each applicable portfolio when the Trust deems that the particular event or circumstance would materially affect such portfolio’s net asset value. Such events or circumstances may be company specific, such as an earnings report, country or region specific, such as a natural disaster, or global in nature. Such events or circumstances also may include price movements in the U.S. securities markets.

The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Trust’s board of trustees believes reflects fair value. As such, fair value pricing is based on subjective judgments and it is possible that fair value may differ materially from the value realized on a sale. This policy is intended to assure that the portfolio’s net asset value fairly reflects security values as of the time of pricing. Also, fair valuation of a portfolio’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the portfolio’s NAV by short-term traders.

Dividends and Other Distributions

The Target Allocation Portfolios generally distribute most or all of their net investment income and their net realized gains, if any, annually. Dividends and other distributions by a Portfolio are automatically reinvested at net asset value in shares of that Portfolio.

Tax Consequences

Each Target Allocation Portfolio is treated as a separate corporation and intends to qualify or continue to qualify to be treated as a regulated investment company for federal income tax purposes. A portfolio will be so treated if it meets specified federal income tax rules, including requirements regarding types of investments, limits on investments, types of income, and distribution. A regulated investment company is not taxed at the entity (portfolio) level to the extent it passes through its income and gains to its shareholders by making distributions. Although the Trust intends that each Target Allocation Portfolio will be operated to have no federal tax liability, if any Portfolio does have

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PORTFOLIO SERVICES (cont’d)

any federal tax liability that would hurt the investment performance. Also, any Portfolio that invests in foreign securities or holds foreign currencies could be subject to foreign taxes that could reduce its investment performance.

It is important for each Target Allocation Portfolio to maintain its regulated investment company status (and certain other requirements) because the shareholders of a Portfolio that are insurance company separate accounts will then be able to use a favorable investment diversification testing rule in determining whether the Contracts indirectly funded by the portfolio meet tax qualification rules for variable insurance and annuity contracts. If a Portfolio failed to meet specified investment diversification requirements, owners of non-pension plan Contracts funded through that Portfolio could be taxed immediately on the accumulated investment earnings under their Contracts and could lose any benefit of tax deferral. AXA Equitable, in its capacity as the investment manager and as the administrator for the Trust, therefore carefully monitors compliance with all of the regulated investment company rules and variable insurance and annuity contract investment diversification rules.

Contract owners seeking to more fully understand the tax consequences of their investments should consult with their tax advisers or the insurance company that issued their variable products or refer to their Contract prospectus.

Additional Information

Portfolio Distribution Arrangements

The Target Allocation Portfolios are distributed by AXA Advisors, LLC and AXA Distributors, LLC, affiliates of AXA Equitable, the Co-distributors. The Trust has adopted a Distribution Plan under Rule 12b-1 under the 1940 Act for the Target Allocation Portfolios’ Class B shares. Under the plan, Class B shares pay each of the Co-distributors an annual fee to compensate them for promoting, selling and servicing shares of the Target Allocation Portfolios. The annual fee is equal to 0.25% of each portfolio’s average daily net assets. Because these distribution fees are paid out of the Target Allocation Portfolio’s assets on an ongoing basis, over time these fees will increase your cost of investing and may cost you more than paying other types of charges.

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DESCRIPTION OF BENCHMARKS

Broad-based securities indices are unmanaged and are not subject to fees and expenses typically associated with managed investment company portfolios. Investments cannot be made directly in a broad-based securities index.

Standard & Poor’s 500 Index

Contains 500 of the largest U.S. industrial, transportation, utility and financial companies deemed by Standard and Poor’s to be representative of the larger capitalization portion of the U.S. stock market. The index is capitalization weighted, thereby giving greater weight to companies with the largest market capitalizations.

Lehman Brothers Aggregate Bond Index

Covers the U.S. investment-grade fixed-rate bond market, including government and credit securities, agency mortgage pass-through securities, asset-backed securities, and commercial mortgage-based securities. To qualify for inclusion in the Lehman Brothers Aggregate Bond Index, a bond must have at least one year remaining to final maturity, $150 million in par value outstanding, rated Baa or better by Moody’s, have a fixed coupon rate, and be U.S. dollar denominated.

Morgan Stanley Capital International EAFE Index

Contains a market capitalization weighted sampling of securities deemed by Morgan Stanley Capital International to be representative of the market structure of the developed equity markets in Europe, Australasia and the Far East. To construct the index, MSCI targets at least 60% coverage of the market capitalization of each industry within each country in the EAFE index. Companies with less than 40% of their market capitalization publicly traded are float-adjusted to include only a fraction of their market capitalization in the broader EAFE index, EAFE index assumes dividends reinvested net of withholding taxes and do not reflect any fees and expenses.

The Russell 2000 Index

An unmanaged index of common stocks that measures the performance of those 2000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

Russell 3000 Index

Composed of 3,000 large U.S. securities, as determined by total market capitalization. This index is capitalization weighted and represents approximately 98% of the investable U.S. equity market.

The Russell Mid Cap Index

An unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000, which represents about 25% of the total market capitalization of the Russell 1000.

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If you would like more information about the portfolios, the following documents are available free upon request. The Trust does not have a website available for accessing such information.

Annual and Semi-Annual Reports — Includes more information about the portfolios’ performance. The reports usually include performance information, a discussion of market conditions and the investment strategies that affected the portfolios’ performance during the last fiscal year.

Statement of Additional Information (SAI) — Provides more detailed information about the portfolios, has been filed with the Securities and Exchange Commission and is incorporated into this Prospectus by reference.

Portfolio Holdings Disclosure — A description of the portfolios’ policies and procedures with respect to the disclosure of their portfolio securities holdings is available in the portfolios’ SAI.

To order a free copy of a portfolio’s SAI and/or Annual and Semi-Annual Report, contact your financial professional, or the portfolios at:

AXA Premier VIP Trust

1290 Avenue of the Americas

New York, New York 10104

Telephone: 877-222-2144

Your financial professional or AXA Premier VIP Trust will also be happy to answer your questions or to provide any additional information that you may require.

Information about the portfolios (including the SAI) can be reviewed and copied at the SEC’s Public Reference

Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Reports and other information about the portfolios are available on the

EDGAR database on the SEC’s Internet site at:

http://www.sec.gov.

Investors may also obtain this information, after paying a duplicating fee, by electronic request at the following E-mail address:

publicinfo@sec.gov or by writing the SEC’s

Public Reference Section,

Washington, D.C. 20549-0102.

AXA Premier VIP Trust

(Investment Company Act File No. 811-10509)

© 2006 AXA Premier VIP Trust

AXA PREMIER VIP TRUST

STATEMENT OF ADDITIONAL INFORMATION

May     , 2006

AXA Premier VIP Large Cap Growth Portfolio

AXA Premier VIP Large Cap Core Equity Portfolio

AXA Premier VIP Large Cap Value Portfolio

AXA Premier VIP Mid Cap Growth Portfolio

AXA Premier VIP Mid Cap Value Portfolio

AXA Premier VIP International Equity Portfolio

AXA Premier VIP Technology Portfolio

AXA Premier VIP Health Care Portfolio

AXA Premier VIP Core Bond Portfolio

AXA Premier VIP Aggressive Equity Portfolio

AXA Premier VIP High Yield Portfolio

AXA Conservative Allocation Portfolio

AXA Conservative-Plus Allocation Portfolio

AXA Moderate Allocation Portfolio

AXA Moderate-Plus Allocation Portfolio

AXA Aggressive Allocation Portfolio

AXA Target Allocation 2015 Portfolio

AXA Target Allocation 2025 Portfolio

AXA Target Allocation 2035 Portfolio

AXA Target Allocation 2045 Portfolio

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the Prospectuses for the AXA Premier VIP Trust (“Trust”) dated May     , 2006, which may be obtained without charge by calling AXA Equitable toll free at 1-877-222-2144 or writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104. Unless otherwise defined herein, capitalized terms have the meanings given to them in the Prospectuses.

The audited financial statements for the year ended December 31, 2005, including the financial highlights, appearing in the Trust’s Annual Report to Shareholders, filed electronically with the SEC on March     , 2006 (File No. 811-10509), are incorporated by reference and made a part of this document.

DESCRIPTION OF THE TRUST

AXA Premier VIP Trust (the “Trust”) is an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust was organized as a Delaware statutory trust on October 2, 2001. (See “Other Information”).

The Trust currently offers two classes of shares on behalf of twenty (20) portfolios. The Board of Trustees is permitted to create additional portfolios. The assets of the Trust received for the issue or sale of shares of each of its portfolios and all income, earnings, profits and proceeds thereof, subject to the rights of creditors, are allocated to such portfolio, and constitute the underlying assets of such portfolio. The underlying assets of each portfolio of the Trust shall be charged with the liabilities and expenses attributable to such portfolio, except that liabilities and expenses may be allocated to a particular class. Any general expenses of the Trust shall be allocated between or among any one or more of its portfolios or classes.

This SAI relates to the following twenty (20) portfolios: (i) AXA Conservative Allocation Portfolio (“Conservative Allocation Portfolio”), AXA Conservative-Plus Allocation Portfolio (“Conservative-Plus Allocation Portfolio”), AXA Moderate Allocation Portfolio (“Moderate Allocation Portfolio”), AXA Moderate-Plus Allocation Portfolio (“Moderate-Plus Allocation Portfolio”), AXA Aggressive Allocation Portfolio (“Aggressive Allocation Portfolio”) (collectively, the “Allocation Portfolios”); (ii) AXA Target Allocation 2015 Portfolio (“Target Allocation 2015 Portfolio”), AXA Target Allocation 2025 Portfolio (“Target Allocation 2025 Portfolio”), AXA Target Allocation 2035 Portfolio (“Target Allocation 2035 Portfolio”), AXA Target Allocation 2045 Portfolio (“Target Allocation 2045 Portfolio”) (collectively, the “Target Allocation Portfolios”); and (iii) AXA Premier VIP Large Cap Growth Portfolio (“Large Cap Growth Portfolio”), AXA Premier VIP Large Cap Core Equity Portfolio (“Large Cap Core Equity Portfolio”), AXA Premier VIP Large Cap Value Portfolio (“Large Cap Value Portfolio”), AXA Premier VIP Mid Cap Growth Portfolio (“Mid Cap Growth Portfolio”), AXA Premier VIP Mid Cap Value Portfolio (“Mid Cap Value Portfolio”), AXA Premier VIP International Equity Portfolio (“International Equity Portfolio”), AXA Premier VIP Technology Portfolio (“Technology Portfolio”), AXA Premier VIP Health Care Portfolio (“Health Care Portfolio”), AXA Premier VIP Core Bond Portfolio (“Core Bond Portfolio”), AXA Premier VIP Aggressive Equity Portfolio (“Aggressive Equity Portfolio”) and AXA Premier VIP High Yield Portfolio (“High Yield Portfolio”) (together with the Allocation Portfolios and the Target Allocation Portfolios, the “portfolios”).

The Trust’s shares are currently sold only to insurance company separate accounts in connection with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”) issued or to be issued by AXA Equitable or other affiliated or unaffiliated insurance companies. Shares also may be sold to tax-qualified retirement plans.

The Trust does not currently foresee any disadvantage to Contract owners arising from offering the Trust’s shares to separate accounts of insurance companies that are unaffiliated with one another or to tax-qualified retirement plans. However, it is theoretically possible that the interests of owners of various contracts participating in the Trust through separate accounts or of the plan participants might at some time be in conflict. In the case of a material irreconcilable conflict, one or more separate accounts or a retirement plan might withdraw their investments in the Trust, which might force the Trust to sell portfolio securities at disadvantageous prices. The Trust’s Board of Trustees will monitor events for the existence of any material irreconcilable conflicts between or among such separate accounts and tax-qualified retirement plans and will take whatever remedial action may be necessary.

THE PORTFOLIOS

Large Cap Growth Portfolio.    The portfolio’s objective is long-term growth of capital. Under normal circumstances, the portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of U.S. large capitalization companies. Large capitalization companies are considered to be companies with market capitalization in excess of $5 billion at the time of investment; however, the capitalization of companies considered to be large cap may change over time. The portfolio may also invest in other securities that the sub-advisers believe provide opportunities for capital growth, including securities designed to replicate an index, industry or sector of the economy and debt securities such as investment grade corporate bonds and U.S. government bonds. The portfolio may invest up to 20% of its assets in equity securities, including depositary receipts, of large foreign companies.

Large Cap Core Equity Portfolio.    The portfolio’s objective is long-term growth of capital. Under normal circumstances, the portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of U.S. large capitalization companies. Large capitalization companies are considered to be companies with market capitalization in excess of $5 billion at the time of investment; however, the capitalization of companies considered to be large cap may change over time. The portfolio may also invest in other securities that the sub-advisers believe provide opportunities for capital growth, including securities designed to replicate an index, industry or sector of the economy and debt securities such as investment grade corporate bonds and U.S. government bonds. The portfolio may invest up to 20% of its assets in equity securities, including depositary receipts, of large foreign companies.

Large Cap Value Portfolio.    The portfolio’s objective is long-term growth of capital. Under normal circumstances, the portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of U.S. large capitalization companies. Large capitalization companies are considered to be companies with market capitalization in excess of $5 billion at the time of investment; however, the capitalization of companies considered to be large cap may change over time. The portfolio may also invest in other securities that the sub-advisers believe provide opportunities for capital growth, including securities designed to replicate an index, industry or sector of the economy and debt securities such as investment grade corporate bonds and U.S. government bonds. The portfolio may invest up to 20% of its assets in equity securities, including depositary receipts, of large foreign companies.

Mid Cap Growth Portfolio.    The portfolio’s objective is long-term growth of capital. Under normal circumstances, the portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of U.S. mid-capitalization companies. Mid-capitalization companies are companies with market capitalization within the range of companies in the Russell Midcap Growth Index at the time of investment. The portfolio may also invest in other securities that the sub-advisers believe provide opportunities for capital growth, including securities designed to replicate an index, industry or sector of the economy and debt securities such as investment grade corporate bonds and U.S. government bonds. The portfolio may invest up to 20% of its assets in equity securities, including depositary receipts, of foreign companies, including those issued by issuers in developing countries.

Mid Cap Value Portfolio.    The portfolio’s objective is long-term growth of capital. Under normal circumstances, the portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of U.S. mid-capitalization companies. Mid-capitalization companies are companies with market capitalization within the range of companies in the Russell Midcap Value Index at the time of investment. The portfolio may also invest in other securities that the sub-advisers believe provide opportunities for capital growth, including securities designed to replicate an index, industry or sector of the economy and debt securities such as investment grade corporate bonds and U.S. government bonds. The portfolio may invest up to 20% of its assets in equity securities, including depositary receipts, of foreign companies, including those issued by issuers in developing countries.

International Equity Portfolio.    The portfolio’s objective is long-term growth of capital. Under normal circumstances, the portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of companies, including at least 65% of its total assets in equity securities of foreign companies (companies organized or headquartered outside of the U.S.). The portfolio may also invest in other securities that the sub-advisers believe provide opportunities for capital growth, including securities designed to replicate an index, industry or sector of the economy and debt securities such as investment grade bonds of U.S. and foreign issuers. The portfolio may also invest up to 35% of its assets in securities of U.S. companies.

Technology Portfolio.    The portfolio’s objective is long-term growth of capital. Under normal circumstances, the portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of companies principally engaged in the technology sector. Such companies include, among others, those in the internet products and services, computer, electronic, hardware and components, communication, software, e-commerce, information service, healthcare equipment and services, including medical devices, biotechnology, chemical products and synthetic materials, defense and aerospace industries, environmental services, nanotechnology, energy equipment and services, and electronic manufacturing services. The portfolio may also invest in other securities that the sub-advisers believe provide opportunities for capital growth, including securities designed to replicate an index, industry or sector of the economy and debt securities, including investment grade and lower rated corporate bonds. It is anticipated that the portfolio will normally invest a majority of its assets in securities of U.S. issuers but the portfolio may invest up to 50% of its assets in equity securities, including depositary receipts, of foreign companies, including those issued by issuers in developing countries.

Health Care Portfolio.    The portfolio’s objective is long-term growth of capital. Under normal circumstances, the portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of companies primarily engaged in the research, development, production or distribution of products or services related to health care, medicine or the life sciences. The portfolio may also invest in other securities that the sub-advisers believe provide opportunities for capital growth, including securities designed to replicate an index, industry or sector of the economy and debt securities, including investment grade and lower rated corporate bonds. It is anticipated that the portfolio will normally invest a majority of its assets in securities of U.S. issuers but the portfolio may invest up to 50% of its assets in equity securities, including depositary receipts, of foreign companies, including those issued by issuers in developing countries.

Core Bond Portfolio.    The portfolio’s objective is to seek a balance of a high current income and capital appreciation consistent with a prudent level of risk. Under normal circumstances, the portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in investment grade bonds. The portfolio may invest up to 10% of its total assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers including issuers located in emerging markets. The portfolio will normally seek to hedge most of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates. The portfolio may invest up to 10% of its assets in high yield securities (“junk bonds”) rated Ba or lower by Moody’s Investors Service, Inc. (“Moody’s”) or BB or lower by Standard & Poor’s Ratings Group (“S&P”) or, if unrated, determined by the sub-adviser to be of similar quality. The portfolio may invest in corporate bonds, including mortgage- and asset-backed securities, derivative securities, Eurodollar and Yankee dollar obligations, Brady bonds, forward commitments, when issued and delayed delivery securities, U.S. government bonds (including those backed by mortgages and related repurchase agreements) and zero coupon bonds.

Aggressive Equity Portfolio.    The portfolio’s objective is long-term growth of capital. Under normal circumstances, the portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities. The portfolio invests primarily in securities of large capitalization growth companies, although the sub-advisers may invest, to a certain extent, in equity securities of small- and mid-capitalization companies as well. Large capitalization companies are companies with market capitalization in excess of $5 billion at the time of investment and small/mid capitalization companies are companies with lower (but generally at least $100 million) market capitalization at the time of investment. The portfolio may also invest in other securities that the sub-advisers believe provide opportunities for capital growth, such as preferred stock, warrants and securities convertible into common stock. The portfolio may also invest in companies in cyclical industries, emerging growth companies, companies whose securities are temporarily undervalued, companies in special situations (e.g., change in customer demand), companies whose growth prospects are not recognized by the market and less widely known companies. For purposes of this portfolio, emerging growth companies are those that sub-adviser believes are early in their life cycle but have the potential to become major enterprises or are major enterprises which a sub-adviser believes have above-average growth prospects or whose rates of earnings growth are expected to accelerate because of special factors such as rejuvenated management, new products, changes in customer demand or basic changes in the economic environment. The portfolio may invest up to 25% of its total assets in securities of foreign companies and may also make use of various other investment strategies (e.g., investments in debt securities, making secured loans of its portfolio securities).

High Yield Portfolio.    The portfolio’s objective is high total return through a combination of current income and capital appreciation. Under normal circumstances, the portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in a diversified mix of bonds rated below investment grade (so called “junk bonds”), which generally involve greater volatility of price and risk of principal and income than high quality fixed income securities. Junk bonds generally have a higher current yield but are rated Ba or lower by Moody’s or BB or lower by S&P or, if unrated, determined by the sub-adviser to be of similar quality. The portfolio’s sub-advisers may, when consistent with the portfolio’s investment objective, use derivative securities.

THE ALLOCATION PORTFOLIOS AND THE TARGET ALLOCATION PORTFOLIOS

Each Allocation Portfolio and Target Allocation Portfolio operates under a “fund of funds” structure, investing exclusively in other mutual funds managed by AXA Equitable (the “Underlying Portfolios”). In addition to the fees directly associated with an Allocation Portfolio or a Target Allocation Portfolio, an investor in that Portfolio will also indirectly bear the fees of the Underlying Portfolios in which the Allocation Portfolio or Target Allocation Portfolio invests. This SAI contains information about Underlying Portfolios that are series of the Trust. For additional information about Underlying Portfolios that are series of EQ Advisors Trust, please see the May     , 2006 prospectus and statement of additional information of EQ Advisors Trust (1940 Act File No. 811-07953).

Conservative Allocation Portfolio.    The portfolio’s objective is to seek a high level of current income. The portfolio pursues its objective by investing approximately 80% of its assets in Underlying Portfolios that emphasize fixed income investments and approximately 20% of its assets in Underlying Portfolios that emphasize equity investments.

Conservative-Plus Allocation Portfolio.    The portfolio’s objective is to seek current income and growth of capital, with a greater emphasis on current income. The portfolio pursues its objective by investing approximately 60% of its assets in Underlying Portfolios that emphasize fixed income investments and approximately 40% of its assets in Underlying Portfolios that emphasize equity investments.

Moderate Allocation Portfolio.    The portfolio’s objective is to seek long-term capital appreciation and current income. The portfolio pursues its objective by investing approximately 50% of its assets in Underlying Portfolios that emphasize equity investments and approximately 50% of its assets in Underlying Portfolios that emphasize fixed income investments.

Moderate-Plus Allocation Portfolio.    The portfolio’s objective is to seek long-term capital appreciation and current income, with a greater emphasis on capital appreciation. The portfolio pursues its objective by investing approximately 70% of its assets in Underlying Portfolios that emphasize equity investments and approximately 30% of its assets in Underlying Portfolios that emphasize fixed income investments.

Aggressive Allocation Portfolio.    The portfolio’s objective is to seek long-term capital appreciation. The portfolio pursues its objective by investing approximately 90% of its assets in Underlying Portfolios that emphasize equity investments and approximately 10% of its assets in Underlying Portfolios that emphasize fixed income investments.

Target Allocation 2015 Portfolio.    The portfolio’s objective is to seek the highest total return over time consistent with its asset mix. The portfolio pursues its objective by investing in Underlying Portfolios, which represent a variety of asset classes and investment styles, and is managed to the year of planned retirement, 2015. The portfolio’s asset mix will become more conservative each year until reaching 2025, approximately ten years after the year of retirement, at which time the asset allocation mix will become relatively static.

Target Allocation 2025 Portfolio.    The portfolio’s objective is to seek the highest total return over time consistent with its asset mix. The portfolio pursues its objective by investing in Underlying Portfolios, which represent a variety of asset classes and investment styles, and is managed to the year of planned retirement, 2025. The portfolio’s asset mix will become more conservative each year until reaching 2035, approximately ten years after the year of retirement, at which time the asset allocation mix will become relatively static.

Target Allocation 2035 Portfolio.    The portfolio’s objective is to seek the highest total return over time consistent with its asset mix. The portfolio pursues its objective by investing in Underlying Portfolios, which represent a variety of asset classes and investment styles, and is managed to the year of planned retirement, 2035. The portfolio’s asset mix will become more conservative each year until reaching 2045, approximately ten years after the year of retirement, at which time the asset allocation mix will become relatively static.

Target Allocation 2045 Portfolio.    The portfolio’s objective is to seek the highest total return over time consistent with its asset mix. The portfolio pursues its objective by investing in Underlying Portfolios, which represent a variety of asset classes and investment styles, and is managed to the year of planned retirement, 2045. The portfolio’s asset mix will become more conservative each year until reaching 2055, approximately ten years after the year of retirement, at which time the asset allocation mix will become relatively static.

Fundamental Restrictions

Each portfolio has adopted certain investment restrictions that are fundamental and may not be changed without approval by a “majority” vote of the portfolio’s shareholders. Such majority is defined in the 1940 Act as the lesser of: (i) 67% or more of the voting securities of such portfolio present in person or by proxy at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of such portfolio. Set forth below are each of the fundamental restrictions adopted by each of the portfolios.

Each portfolio, except the Technology Portfolio and the Health Care Portfolio, will not:

(1) purchase securities of any one issuer if, as a result, more than 5% of the portfolio’s total assets would be invested in securities of that issuer or the portfolio would own or hold more than 10% of the outstanding voting securities of that issuer, except that up to 25% of the portfolio’s total assets may be invested without regard to this limitation, and except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies and instrumentalities or to securities issued by other investment companies.

The following interpretations apply to, but are not a part of, this fundamental restriction: (1) mortgage- and asset-backed securities will not be considered to have been issued by the same issuer by reason of the securities having the same sponsor, and mortgage- and asset-backed securities issued by a finance or other special purpose subsidiary that are not guaranteed by the parent company will be considered to be issued by a separate issuer from the parent company and (2) each portfolio will not consider repurchase agreements to be subject to the above-stated 5% limitation if the collateral underlying the repurchase agreements consists exclusively of obligations issued or guaranteed by the United States government, its agencies or instrumentalities.

Each portfolio will not:

(2) purchase any security if, as a result of that purchase, 25% or more of the portfolio’s total assets would be invested in securities of issuers having their principal business activities in the same industry, except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or to municipal securities and except that the Technology Portfolio, under normal circumstances, will invest 25% or more of its total assets in the related group of industries consisting of the technology industries (e.g., computers, electronics (including hardware and components), communications, software, e-commerce, information service, biotechnology, chemical products and synthetic materials, and defense and aerospace industries), and the Health Care Portfolio, under normal circumstances, will invest 25% or more of its total assets in the related group of industries consisting of the health care industries (e.g., pharmaceutical, medical products and supplies, technology, medical research and development and heath care service industries).

(3) issue senior securities or borrow money, except as permitted under the 1940 Act, and then not in excess of 33 1/3% of the portfolio’s total assets (including the amount of the senior securities issued but reduced by any liabilities not constituting senior securities) at the time of the issuance or borrowing, except that each portfolio may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary purposes such as clearance of portfolio transactions and share redemptions. For purposes of these restrictions, the purchase or sale of securities on a “when-issued,” delayed delivery or forward commitment basis, the purchase and sale of options and futures contracts and collateral arrangements with respect thereto are not deemed to be the issuance of a senior security, a borrowing or a pledge of assets.

(4) make loans, except loans of portfolio securities or cash (in the case of High Yield Portfolio) or through repurchase agreements, provided that for purposes of this restriction, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers’ acceptances or similar instruments will not be considered the making of a loan.

(5) engage in the business of underwriting securities of other issuers, except to the extent that the portfolio might be considered an underwriter under the federal securities laws in connection with its disposition of portfolio securities.

(6) purchase or sell real estate, except that investments in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported by interests in real estate are not subject to this limitation, and except that each portfolio may exercise rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

(7) purchase or sell physical commodities unless acquired as a result of owning securities or other instruments, but each portfolio may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

Non-Fundamental Restrictions

The following investment restrictions apply generally to each portfolio but are not fundamental. They may be changed for any portfolio by the Board of Trustees of the Trust and without a vote of that portfolio’s shareholders.

Each portfolio will not:

(1) invest more than 15% of its net assets in illiquid securities.

(2) purchase securities on margin, except for short-term credit necessary for clearance of portfolio transactions and except that each portfolio may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

(3) engage in short sales of securities or maintain a short position, except that each portfolio may (a) engage in covered short sales and (b) maintain short positions in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

(4) purchase securities of other investment companies, except to the extent permitted by the 1940 Act and the rules and orders thereunder and except that (i) this limitation does not apply to securities received or acquired as dividends, through offers of exchange, or as a result of reorganization, consolidation, or merger and (ii) each portfolio, except the Allocation Portfolios and the Target Allocation Portfolios, may not acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or (G) of the 1940 Act.

(5) purchase portfolio securities while borrowings in excess of 5% of its total assets are outstanding.

Large Cap Growth Portfolio, Large Cap Core Equity Portfolio, Large Cap Value Portfolio, Mid Cap Growth Portfolio, Mid Cap Value Portfolio, International Equity Portfolio, Technology Portfolio, Health Care Portfolio, Core Bond Portfolio, Aggressive Equity Portfolio and High Yield Portfolio each have a policy regarding how 80% of its assets will be invested, and none of these portfolios may change their respective policy without giving sixty (60) days’ written notice to its shareholders.

ADDITIONAL INVESTMENT STRATEGIES AND RISKS

In addition to the portfolios’ principal investment strategies discussed in the Prospectus, each portfolio, except the Allocation Portfolios and the Target Allocation Portfolios, may engage in other types of investment strategies further described below. Each portfolio, except the Allocation Portfolios and the Target Allocation Portfolios, may invest in or utilize any of these investment strategies and instruments or engage in any of these practices except where otherwise prohibited by law or the portfolio’s own investment restrictions. The portfolios, except the Allocation Portfolios and the Target Allocation Portfolios, that anticipate committing 5% or more of their net assets to a particular type of investment strategy or instrument are specifically referred to in the descriptions below of such investment strategy or instrument.

Each Allocation Portfolio invests in shares of Underlying Portfolios and its performance is directly related to the ability of the Underlying Portfolios to meet their respective investment objectives, as well as the Manager’s allocation among the Underlying Portfolios. Accordingly, each Allocation Portfolio’s investment performance will be influenced by the investment strategies of and risks associated with the Underlying Portfolios, as described below, in direct proportion to the amount of assets each Allocation Portfolio allocates to the Underlying Portfolios utilizing such strategies.

Asset-Backed Securities.    (All portfolios) Asset-backed securities have structural characteristics similar to mortgage-backed securities, as discussed in more detail below. However, the underlying assets are not first lien mortgage loans or interests therein but include assets such as motor vehicle installment sales contracts, other installment sales contracts, home equity loans, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts or special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to a certain amount and for a certain time period by a letter of credit or pool insurance policy issued by a financial institution unaffiliated with the issuer, or other credit enhancements may be present.

Bonds.    (All portfolios) Bonds are fixed or variable rate debt obligations, including bills, notes, debentures, money market instruments and similar instruments and securities. Mortgage- and asset-backed securities are types of bonds, and certain types of income-producing, non-convertible preferred stocks may be treated as bonds for investment purposes. Bonds generally are used by corporations, governments and other issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Many preferred stocks and some bonds are “perpetual” in that they have no maturity date.

Bonds are subject to interest rate risk and credit risk. Interest rate risk is the risk that interest rates will rise and that, as a result, bond prices will fall, lowering the value of a portfolio’s investments in bonds. In general, bonds having longer durations are more sensitive to interest rate changes than are bonds with shorter durations. Credit risk is the risk that an issuer may be unable or unwilling to pay interest and/or principal on the bond. Credit risk can be affected by many factors, including adverse changes in the issuer’s own financial condition or in economic conditions.

Credit Ratings.    Moody’s, S&P and other rating agencies are private services that provide ratings of the credit quality of bonds, including municipal bonds, and certain other securities. A description of the ratings assigned to commercial paper and corporate bonds by Moody’s and S&P is included in Appendix A to this SAI. The process by which Moody’s and S&P determine ratings for mortgage-backed securities includes consideration of the likelihood of the receipt by security holders of all distributions, the nature of the underlying assets, the credit quality of the guarantor, if any, and the structural, legal and tax aspects associated with these securities. Not even the highest such rating represents an assessment of the likelihood that principal prepayments will be made by obligors on the underlying assets or the degree to which such prepayments may differ from that originally anticipated, nor do such ratings address the possibility that investors may suffer a lower than anticipated yield or that investors in such securities may fail to recoup fully their initial investment due to prepayments.

Credit ratings attempt to evaluate the safety of principal and interest payments, but they do not evaluate the volatility of a bond’s value or its liquidity and do not guarantee the performance of the issuer. Rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer’s current financial condition may be better or worse than the rating indicates. There is a risk that rating agencies may downgrade a bond’s rating. Subsequent to a bond’s purchase by a portfolio, it may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the portfolio. The portfolios may use these ratings in determining whether to purchase, sell or hold a security. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, bonds with the same maturity, interest rate and rating may have different market prices.

In addition to ratings assigned to individual bond issues, the applicable sub-adviser will analyze interest rate trends and developments that may affect individual issuers, including factors such as liquidity, profitability and asset quality. The yields on bonds are dependent on a variety of factors, including general money market conditions, general conditions in the bond market, the financial condition of the issuer, the size of the offering, the maturity of the obligation and its rating. There is a wide variation in the quality of bonds, both within a particular classification and between classifications. An issuer’s obligations under its bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of bond holders or other creditors of an issuer; litigation or other conditions may also adversely affect the power or ability of issuers to meet their obligations for the payment of interest and principal on their bonds.

Brady Bonds.    (International Equity Portfolio, Core Bond Portfolio, Aggressive Equity Portfolio and High Yield Portfolio) Brady Bonds are fixed income securities created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by Nicholas F. Brady when he was the U.S. Secretary of the Treasury. Brady Bonds have been issued only recently, and, accordingly, do not have a long payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar-denominated) and they are actively traded in the over-the-counter secondary market. Each portfolio can invest in Brady Bonds only if they are consistent with quality specifications established from time to time by the sub-advisers to that portfolio.

Collateralized Debt Obligations.    (Core Bond Portfolio and High Yield Portfolio) Collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.

For both CBOs and CLOs, the cashflows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a portfolio invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the portfolios as illiquid securities, however an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A (under the Securities Act of 1933) transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this SAI and the portfolios’ Prospectus (e.g., interest rate risk and default risk), CDOs carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the portfolios may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Convertible Securities.    (Large Cap Core Equity Portfolio, Mid Cap Growth Portfolio, International Equity Portfolio, Health Care Portfolio, Aggressive Equity Portfolio and High Yield Portfolio) A convertible security is a bond, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest or dividends until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics in that they generally (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (2) are less subject to fluctuation in value than the underlying stock because they have fixed income characteristics and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer’s common stock. However, the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by a portfolio is called for redemption, the portfolio will be required to permit the issuer to redeem the security, convert it into underlying common stock or sell it to a third party.

Credit and Liquidity Enhancements.    A portfolio may invest in securities that have credit or liquidity enhancements or may purchase these types of enhancements in the secondary market. Such enhancements may be structured as demand features that permit the portfolio to sell the instrument at designated times and prices. These credit and liquidity enhancements may be backed by letters of credit or other instruments provided by banks or other financial institutions whose credit standing affects the credit quality of the underlying obligation. Changes in the credit quality of these financial institutions could cause losses to a portfolio and affect its share price. The credit and liquidity enhancements may have conditions that limit the ability of a portfolio to use them when the portfolio wishes to do so.

Non-Investment Grade Bonds.    (Technology Portfolio, Health Care Portfolio, Core Bond Portfolio, Aggressive Equity Portfolio and High Yield Portfolio) Investment grade bonds are rated in one of the four highest rating categories by Moody’s or S&P, comparably rated by another rating agency or, if unrated, determined by the applicable sub-adviser to be of comparable quality. Moody’s considers bonds rated Baa (its lowest investment grade rating) to have speculative characteristics. This means that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher rated debt securities. Bonds rated D by S&P are in payment default or such rating is assigned upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized. Bonds rated C by Moody’s are in the lowest rated class and can be regarded as having extremely poor prospects of attaining any real investment standing. References to rated bonds in the Prospectus or this SAI include bonds that are not rated by a rating agency but that the applicable sub-adviser determines to be of comparable quality.

Non-investment grade bonds (commonly known as “junk bonds” and sometimes referred to as “high yield, high risk bonds”) are rated Ba or lower by Moody’s, BB or lower by S&P, comparably rated by another rating agency or, if unrated, determined by a portfolio’s sub-adviser to be of comparable quality. A portfolio’s investments in non-investment grade bonds entail greater risk than its investments in higher rated bonds. Non-investment grade bonds are considered predominantly speculative with respect to the issuer’s ability to pay interest and repay principal and may involve significant risk exposure to adverse conditions. Non-investment grade bonds generally offer a higher current yield than that available for investment grade issues; however, they involve greater risks, in that they are especially sensitive to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuations in response to changes in interest rates. During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress that could adversely affect their ability to make payments of interest and principal and increase the possibility of default. In addition, such issuers may not have more traditional methods of financing available to them and may be unable to repay debt at maturity by refinancing. The risk of loss due to default by such issuers is significantly greater because such securities frequently are unsecured by collateral and will not receive payment until more senior claims are paid in full.

The market for non-investment grade bonds, especially those of foreign issuers, has expanded rapidly in recent years, which has been a period of generally expanding growth and lower inflation. These securities will be susceptible to greater risk when economic growth slows or reverses and when inflation increases or deflation occurs. This has been reflected in recent volatility in emerging market securities. In the past, many lower rated bonds experienced substantial price declines reflecting an expectation that many issuers of such securities might experience financial difficulties. As a result, the yields on lower rated bonds rose dramatically. However, those higher yields did not reflect the value of the income stream that holders of such securities expected. Rather, they reflected the risk that holders of such securities could lose a substantial portion of their value due to financial restructurings or defaults by the issuers. There can be no assurance that those declines will not recur.

The market for non-investment grade bonds generally is thinner and less active than that for higher quality securities, which may limit a portfolio’s ability to sell such securities at fair value in response to changes in the economy or financial markets. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of non-investment grade bonds, especially in a thinly traded market.

Depositary Receipts.    (All portfolios except Core Bond Portfolio) Depositary receipts exist for many foreign securities and are securities representing ownership interests in securities of foreign companies (an “underlying issuer”) and are deposited with a securities depositary. Depositary receipts are not necessarily denominated in the same currency as the underlying securities. Depositary receipts include American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and other types of depositary receipts (which, together with ADRs and GDRs, are hereinafter collectively referred to as

“Depositary Receipts”). ADRs are dollar-denominated depositary receipts typically issued by a U.S. financial institution which evidence ownership interests in a security or pool of securities issued by a foreign issuer. ADRs are listed and traded in the U.S. GDRs and other types of depositary receipts are typically issued by foreign banks or trust companies, although they also may be issued by U.S. financial institutions, and evidence ownership interests in a security or pool of securities issued by either a foreign or a U.S. corporation. Generally, depositary receipts in registered form are designed for use in the U.S. securities market and depositary receipts in bearer form are designed for use in securities markets outside the U.S. Although there may be more reliable information available regarding issuers of certain ADRs that are issued under so-called “sponsored” programs and ADRs do not involve foreign currency risks, ADRs and other depositary receipts are subject to the risks of other investments in foreign securities, as described directly above.

Depositary receipts may be “sponsored” or “unsponsored.” Sponsored depositary receipts are established jointly by a depositary and the underlying issuer, whereas unsponsored depositary receipts may be established by a depositary without participation by the underlying issuer. Holders of an unsponsored depositary receipt generally bear all the costs associated with establishing the unsponsored depositary receipt. In addition, the issuers of the securities underlying unsponsored depositary receipts are not obligated to disclose material information in the U.S. and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the depositary receipts. For purposes of a portfolio’s investment policies, its investment in depositary receipts will be deemed to be investments in the underlying securities except as noted.

Dollar Rolls.    (Core Bond Portfolio, Health Care Portfolio and High Yield Portfolio) In a dollar roll, a portfolio sells mortgage-backed or other securities for delivery on the next regular settlement date for those securities and, simultaneously, contracts to purchase substantially similar securities for delivery on a later settlement date. Dollar rolls also are subject to a portfolio’s fundamental limitation on borrowings.

Dollar roll transactions involve the risk that the market value of the securities a portfolio is required to purchase may decline below the agreed upon repurchase price of those securities. If the broker/dealer to whom a portfolio sells securities becomes insolvent, the portfolio’s right to purchase or repurchase securities may be restricted. Successful use of mortgage dollar rolls may depend upon the sub-adviser’s ability to correctly predict interest rates and prepayments. There is no assurance that dollar rolls can be successfully employed.

Equity Securities.    (All portfolios) Equity securities include common stocks, most preferred stocks and securities that are convertible into them, including common stock purchase warrants and rights, equity interests in trusts, partnerships, joint ventures or similar enterprises and depositary receipts. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation.

Preferred stock has certain fixed income features, like a bond, but actually it is an equity security that is senior to a company’s common stock. Convertible bonds may include debentures and notes that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Some preferred stock also may be converted into or exchanged for common stock. Depositary receipts typically are issued by banks or trust companies and evidence ownership of underlying equity securities.

While past performance does not guarantee future results, equity securities historically have provided the greatest long-term growth potential in a company. However, their prices generally fluctuate more than other securities and reflect changes in a company’s financial condition and in overall market and economic conditions. Common stocks generally represent the riskiest investment in a company. It is possible that a portfolio may experience a substantial or complete loss on an individual equity investment. While this is possible with bonds, it is less likely.

Eurodollar and Yankee Dollar Obligations.    (All portfolios) Eurodollar bank obligations are U.S. dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee dollar bank obligations are U.S. dollar-denominated obligations issued in the U.S. capital markets by foreign banks.

Eurodollar and Yankee dollar obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar (and to a limited extent, Yankee dollar) obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across its borders. Other risks include adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes and the expropriation or nationalization of foreign issuers.

Event-Linked Bonds.    Event-linked bonds are fixed income securities, for which the return of principal and payment of interest is contingent on the non-occurrence of a specific “trigger” event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities. If a trigger event causes losses exceeding a specific amount in the geographic region and time period specified in a bond, a portfolio investing in the bond may lose a portion or all of its principal invested in the bond. If no trigger event occurs, the portfolio will recover its principal plus interest. For some event-linked bonds, the trigger event or losses may be based on company-wide losses, index-fund losses, industry indices, or readings of scientific instruments rather than specified actual losses. Often the event-linked bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer, in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred. In addition to the specified trigger events, event-linked bonds may also expose the portfolio to certain unanticipated risks including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations, and adverse tax consequences.

Event-linked bonds are a relatively new type of financial instrument. As such, there is no significant trading history of these securities, and there can be no assurance that a liquid market in these instruments will develop. See “Illiquid Securities or Non-Publicly Traded Securities” below. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that a portfolio may be forced to liquidate positions when it would not be advantageous to do so. Event-linked bonds are typically rated, and a portfolio will only invest in catastrophe bonds that meet the credit quality requirements for the portfolio.

Floaters (All portfolios) and Inverse Floaters.    (Core Bond Portfolio, Aggressive Equity Portfolio and High Yield Portfolio) Floaters and Inverse Floaters are fixed income securities with a floating or variable rate of interest, i.e., the rate of interest varies with changes in specified market rates or indices, such as the prime rate, or at specified intervals. Certain floaters may carry a demand feature that permits the holder to tender them back to the issuer of the underlying instrument, or to a third party, at par value prior to maturity. When the demand feature of certain floaters represents an obligation of a foreign entity, the demand feature will be subject to certain risks discussed under “Foreign Securities.”

Foreign Currency.    (All portfolios) A portfolio may purchase securities denominated in foreign currencies including the purchase of foreign currency on a spot (or cash) basis. A change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of a portfolio’s assets and income. In addition, although a portion of a portfolio’s investment income may be received or realized in such currencies, the portfolio will be required to compute and distribute its income in U.S. dollars. Therefore, if the exchange rate for any such currency declines after a portfolio’s income has been earned and computed in U.S. dollars but before conversion and payment, the portfolio could be required to liquidate portfolio securities to make such distributions.

Currency exchange rates may be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, by currency controls or political developments in the U.S. or abroad. Certain portfolios may also invest in the following types of foreign currency transactions:

Forward Foreign Currency Transactions.    (All portfolios) A forward foreign currency exchange contract (“forward contract”) involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward contract generally has no margin deposit requirement, and no commissions are charged at any stage for trades.

A portfolio may enter into forward contracts for a variety of purposes in connection with the management of the foreign securities portion of its portfolio. A portfolio’s use of such contracts will include, but not be limited to, the following situations.

First, when the portfolio enters into a contract for the purchase or sale of a security denominated in or exposed to a foreign currency, it may desire to “lock in” the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying security transactions, the portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

Second, when a portfolio’s sub-adviser believes that one currency may experience a substantial movement against another currency, including the U.S. dollar, it may enter into a forward contract to sell or buy the amount of the former foreign currency, approximating the value of some or all of the portfolio’s portfolio securities denominated in or exposed to such foreign currency. Alternatively, where appropriate, the portfolio may hedge all or part of its foreign currency exposure through the use of a basket of currencies, multinational currency units or a proxy currency where such currency or currencies act as an effective proxy for other currencies. In such a case, the portfolio may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in or exposed to such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in the portfolio.

The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the diversification strategies. However, the sub-adviser to the portfolio believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the portfolio will be served.

A portfolio may enter into forward contracts for any other purpose consistent with the portfolio’s investment objective and program. However, the portfolio will not enter into a forward contract, or maintain exposure to any such contract(s), if the amount of foreign currency required to be delivered thereunder would exceed the portfolio’s holdings of liquid securities and currency available for cover of the forward contract(s). In determining the amount to be delivered under a contract, the portfolio may net offsetting positions.

At the maturity of a forward contract, a portfolio may sell the portfolio security and make delivery of the foreign currency, or it may retain the security and either extend the maturity of the forward contract (by “rolling” that contract forward) or may initiate a new forward contract. If a portfolio retains the portfolio security and engages in an offsetting transaction, the portfolio will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the portfolio engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency.

Should forward prices decline during the period between a portfolio’s entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the portfolio will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the portfolio will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

Although each portfolio values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. A portfolio will convert foreign securities to U.S. dollars and vice versa from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (“spread”) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a portfolio at one rate, while offering a lesser rate of exchange should the portfolio desire to resell that currency to the dealer.

Foreign Currency Options, Foreign Currency Futures Contracts and Options on Futures.    (All portfolios) The portfolios may also purchase and sell foreign currency futures contracts and may purchase and write exchange-traded call and put options on foreign currency futures contracts and on foreign currencies. Each portfolio, if permitted in the Prospectus, may purchase or sell exchange-traded foreign currency options, foreign currency futures contracts and related options on foreign currency futures contracts as a hedge against possible variations in foreign exchange rates. The portfolios will write options on foreign currency or on foreign currency futures contracts only if they are “covered.” A put on a foreign currency or on a foreign currency futures contract written by a portfolio will be considered “covered” if, so long as the portfolio is obligated as the writer of the put, it segregates, either on its records or with the portfolio’s custodian, cash or other liquid securities equal at all times to the aggregate exercise price of the put. A call on a foreign currency or on a foreign currency futures contract written by the portfolio will be considered “covered” only if the portfolio segregates, either on its records or with the portfolio’s custodian, cash or other liquid securities with a value equal to the face amount of the option contract and denominated in the currency upon which the call is written. Option transactions may be effected to hedge the currency risk on non-U.S. dollar-denominated securities owned by a portfolio, sold by a portfolio but not yet delivered or anticipated to be purchased by a portfolio. As an illustration, a portfolio may use such techniques to hedge the stated value in U.S. dollars of an investment in a Japanese yen-denominated security. In these circumstances, a portfolio may purchase a foreign currency put option enabling it to sell a specified amount of yen for dollars at a specified price by a future date. To the extent the hedge is successful, a loss in the value of the dollar relative to the yen will tend to be offset by an increase in the value of the put option.

Over the Counter Options on Foreign Currency Transactions.    (All portfolios) The portfolios may engage in over-the-counter options on foreign currency transactions. The portfolios may engage in over-the-counter options on foreign currency transactions only with financial institutions that have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million. The portfolios may only enter into forward contracts on currencies in the over-the-counter market. The sub-advisers may engage in these transactions to protect against uncertainty in the level of future exchange rates in connection with the purchase and sale of portfolio securities (“transaction hedging”) and to protect the value of specific portfolio positions (“position hedging”). Certain differences exist between foreign currency hedging instruments. Foreign currency options provide the holder the right to buy or to sell a currency at a fixed price on or before a future date. Listed options are third-party contracts (performance is guaranteed by an exchange or clearing corporation) which are issued by a clearing corporation, traded on an exchange and have standardized prices and expiration dates. Over-the-counter options are two-party contracts and have negotiated prices and expiration dates. A futures contract on a foreign currency is an agreement between two parties to buy and sell a specified amount of the currency for a set price on a future date. Futures contracts and listed options on futures contracts are traded on boards of trade or futures exchanges. Options traded in the over-the-counter market may not be as actively traded as those on an exchange, so it may be more difficult to value such options. In addition, it may be difficult to enter into closing transactions with respect to options traded over-the-counter.

Hedging transactions involve costs and may result in losses. The portfolios may also write covered call options on foreign currencies to offset some of the costs of hedging those currencies. A portfolio will engage in over-the-counter options transactions on foreign currencies only when appropriate exchange traded transactions are unavailable and when, in the sub-adviser’s opinion, the pricing mechanism and liquidity are satisfactory and the participants are responsible parties likely to meet their contractual obligations. A portfolio’s ability to engage in hedging and related option transactions may be limited by tax considerations.

Transactions and position hedging do not eliminate fluctuations in the underlying prices of the securities which the portfolios own or intend to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in the value of such currency.

Each portfolio, except the Core Bond Portfolio and the High Yield Portfolio, will not speculate in foreign currency options, futures or related options. Accordingly, a portfolio will not hedge a currency substantially in excess of the market value of the securities denominated in that currency which it owns or the expected acquisition price of securities which it anticipates purchasing.

Foreign Securities.    (All portfolios) The portfolios may also invest in other types of foreign securities or engage in the certain types of transactions related to foreign securities, such as Brady Bonds, Depositary Receipts, Eurodollar and Yankee Dollar Obligations and Foreign Currency Transactions, including forward foreign currency transactions, foreign currency options and foreign currency futures contracts and options on futures. Further information about these instruments and the risks involved in their use are contained under the description of each of these instruments in this section.

Foreign investments involve certain risks that are not present in domestic securities. For example, foreign securities may be subject to currency risks or to foreign government taxes that reduce their attractiveness. There may be less information publicly available about a foreign issuer than about a U.S. issuer, and a foreign issuer is not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those in the U.S. Other risks of investing in such securities include political or economic instability in the country involved, the difficulty of predicting international trade patterns and the possibility of imposition of exchange controls. The prices of such securities may be more volatile than those of domestic securities. With respect to certain foreign countries, there is a possibility of expropriation of assets or nationalization, imposition of withholding taxes on dividend or interest payments, difficulty in obtaining and enforcing judgments against foreign entities or diplomatic developments which could affect investment in these countries. Losses and other expenses may be incurred in converting between various currencies in connection with purchases and sales of foreign securities.

Foreign stock markets are generally not as developed or efficient as, and may be more volatile than, those in the U.S. While growing in volume, they usually have substantially less volume than U.S. markets and a portfolio’s investment securities may be less liquid and subject to more rapid and erratic price movements than securities of comparable U.S. companies. Equity securities may trade at price/earnings multiples higher than comparable U.S. securities and such levels may not be sustainable. There is generally less government supervision and regulation of foreign stock exchanges, brokers, banks and listed companies abroad than in the U.S. Moreover, settlement practices for transactions in foreign markets may differ from those in U.S. markets. Such differences may include delays beyond periods customary in the U.S. and practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of a “failed settlement,” which can result in losses to a portfolio.

The value of foreign investments and the investment income derived from them may also be affected unfavorably by changes in currency exchange control regulations. Although the portfolios will invest only in securities denominated in foreign currencies that are fully exchangeable into U.S. dollars without legal restriction at the time of investment, there can be no assurance that currency controls will not be imposed subsequently. In addition, the value of foreign fixed income investments may fluctuate in response to changes in U.S. and foreign interest rates.

Foreign brokerage commissions, custodial expenses and other fees are also generally higher than for securities traded in the U.S. Consequently, the overall expense ratios of international or global portfolios are usually somewhat higher than those of typical domestic stock portfolios.

Moreover, investments in foreign government debt securities, particularly those of emerging market country governments, involve special risks. Certain emerging market countries have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. See “Emerging Market Securities” below for additional risks.

Fluctuations in exchange rates may also affect the earning power and asset value of the foreign entity issuing a security, even one denominated in U.S. dollars. Dividend and interest payments will be repatriated based on the exchange rate at the time of disbursement, and restrictions on capital flows may be imposed.

In less liquid and well developed stock markets, such as those in some Eastern European, Southeast Asian and Latin American countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect stock prices and, therefore, share prices. Additionally, investments in emerging market regions or the following geographic regions are subject to more specific risks, as discussed below.

Emerging Market Securities.    (All portfolios) Investments in emerging market country securities involve special risks. The economies, markets and political structures of a number of the emerging market countries in which the portfolio can invest do not compare favorably with the U.S. and other mature economies in terms of wealth and stability. Therefore, investments in these countries may be riskier, and will be subject to erratic and abrupt price movements. Some economies are less well developed and less diverse (for example, Latin America, Eastern Europe and certain Asian countries) and more vulnerable to the ebb and flow of international trade, trade barriers and other protectionist or retaliatory measures. Similarly, many of these countries, particularly in Southeast Asia, Latin America, and Eastern Europe, are grappling with severe inflation or recession, high levels of national debt, currency exchange problems and government instability. Investments in countries that have recently begun moving away from central planning and state-owned industries toward free markets, such as the Eastern European or Chinese economies, should be regarded as speculative.

Certain emerging market countries have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. The issuer or governmental authority that controls the repayment of an emerging market country’s debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A debtor’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, and, in the case of a government debtor, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole and the political constraints to which a government debtor may be subject. Government debtors may default on their debt and may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. Holders of government debt may be requested to participate in the rescheduling of such debt and to extend further loans to government debtors.

If such an event occurs, a portfolio may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign government fixed income securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign government debt obligations in the event of default under their commercial bank loan agreements.

The economies of individual emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been, and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, adversely affected by economic conditions in the countries with which they trade.

Investing in emerging market countries may entail purchasing securities issued by or on behalf of entities that are insolvent, bankrupt, in default or otherwise engaged in an attempt to reorganize or reschedule their obligations, and in entities that have little or no proven credit rating or credit history. In any such case, the issuer’s poor or deteriorating financial condition may increase the likelihood that the investing portfolio will experience losses or diminution in available gains due to bankruptcy, insolvency or fraud.

Eastern European and Russian Securities.    (All portfolios) The economies of Eastern European countries are currently suffering both from the stagnation resulting from centralized economic planning and control and the higher prices and unemployment associated with the transition to market economics. Unstable economic and political conditions may adversely affect security values. Upon the accession to power of Communist regimes approximately 50 years ago, the governments of a number of Eastern European countries expropriated a large amount of property. The claims of many property owners against those governments were never finally settled. In the event of the return to power of the Communist Party, there can be no assurance that a portfolio’s investments in Eastern Europe would not be expropriated, nationalized or otherwise confiscated.

The registration, clearing and settlement of securities transactions involving Russian issuers are subject to significant risks not normally associated with securities transactions in the U.S. and other more developed markets. Ownership of equity securities in Russian companies is evidenced by entries in a company’s share register (except where shares are held through depositories that meet the requirements of the 1940 Act) and the issuance of extracts from the register or, in certain limited cases, by formal share certificates. However, Russian share registers are frequently unreliable and a portfolio could possibly lose its registration through oversight, negligence or fraud. Moreover, Russia lacks a centralized registry to record shares and companies themselves maintain share registers. Registrars are under no obligation to provide extracts to potential purchasers in a timely manner or at all and are not necessarily subject to effective state supervision. In addition, while registrars are liable under law for losses resulting from their errors, it may be difficult for a portfolio to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. For example, although Russian companies with more than 1,000 shareholders are required by law to employ an independent company to maintain share registers, in practice, such companies have not always followed this law. Because of this lack of independence of registrars, management of a Russian company may be able to exert considerable influence over who can purchase and sell the company’s shares by illegally instructing the registrar to refuse to record transactions on the share register. Furthermore, these practices could cause a delay in the sale of Russian securities by a portfolio if the company deems a purchaser unsuitable, which may expose a portfolio to potential loss on its investment.

In light of the risks described above, the Board of Trustees of the Trust has approved certain procedures concerning a portfolio’s investments in Russian securities. Among these procedures is a requirement that a portfolio will not invest in the securities of a Russian company unless that issuer’s registrar has entered into a contract with a portfolio’s custodian containing certain protective conditions, including, among other things, the custodian’s right to conduct regular share confirmations on behalf of a portfolio. This requirement will likely have the effect of precluding investments in certain Russian companies that a portfolio would otherwise make.

Pacific Basin Region.    (All portfolios) Many Asian countries may be subject to a greater degree of social, political and economic instability than is the case in the U.S. and European countries. Such instability may result from (i) authoritarian governments or military involvement in political and economic decision-making; (ii) popular unrest associated with demands for improved political, economic and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries and (v) ethnic, religious and racial disaffection.

The economies of most of the Asian countries are heavily dependent on international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners, principally, the U.S., Japan, China and the European Community. The enactment by the U.S. or other principal trading partners of protectionist trade legislation, reduction of foreign investment in the local economies and general declines in the international securities markets could have a significant adverse effect upon the securities markets of the Asian countries.

The securities markets in Asia are substantially smaller, less liquid and more volatile than the major securities markets in the U.S. A high proportion of the shares of many issuers may be held by a limited number of persons and financial institutions, which may limit the number of shares available for investment by a portfolio. Similarly, volume and liquidity in the bond markets in Asia are less than in the U.S. and, at times, price volatility can be greater than in the U.S. A limited number of issuers in Asian securities markets may represent a disproportionately large percentage of market capitalization and trading value. The limited liquidity of securities markets in Asia may also affect a portfolio’s ability to acquire or dispose of securities at the price and time it wishes to do so. In addition, the Asian securities markets are susceptible to being influenced by large investors trading significant blocks of securities.

Many stock markets are undergoing a period of growth and change which may result in trading volatility and difficulties in the settlement and recording of transactions, and in interpreting and applying the relevant law and regulations. With respect to investments in the currencies of Asian countries, changes in the value of those currencies against the U.S. dollar will result in corresponding changes in the U.S. dollar value of a portfolio’s assets denominated in those currencies.

China Companies.    Investing in China, Hong Kong and Taiwan involves a high degree of risk and special considerations not typically associated with investing in other more established economies or securities markets. Such risks may include: (a) the risk of nationalization or expropriation of assets or confiscatory taxation; (b) greater social, economic and political uncertainty (including the risk of war); (c) dependency on exports and the corresponding importance of international trade; (d) the increasing competition from Asia’s other low-cost emerging economies; (e) greater price volatility, substantially less liquidity and significantly smaller market capitalization of securities markets, particularly in China; (f) currency exchange rate fluctuations and the lack of available currency hedging instruments; (g) higher rates of inflation; (h) controls on foreign investment and limitations on repatriation of invested capital and on the portfolio’s ability to exchange local currencies for U.S. dollars; (i) greater governmental involvement in and control over the economy; (j) the risk that the Chinese government may decide not to continue to support the economic reform programs implemented since 1978 and could return to the prior, completely centrally planned, economy; (k) the fact that China companies, particularly those located in China, may be smaller, less seasoned and newly-organized companies; (l) the difference in, or lack of, auditing and financial reporting standards which may result in unavailability of material information about issuers, particularly in China; (m) the fact that statistical information regarding the economy of China may be inaccurate or not comparable to statistical information regarding the U.S. or other economies; (n) the less extensive, and still developing, regulation of the securities markets, business entities and commercial transactions; (o) the fact that the settlement period of securities transactions in foreign markets may be longer; (p) the willingness and ability of the Chinese government to support the Chinese and Hong Kong economies and markets is uncertain; (q) the risk that it may be more difficult, or impossible, to obtain and/or enforce a judgment than in other countries; (r) the rapidity and erratic nature of growth, particularly in China, resulting in inefficiencies and dislocations; and (s) the risk that, because of the degree of interconnectivity between the economies and financial markets of China, Hong Kong and Taiwan, any sizable reduction in the demand for goods from China, or an economic downturn in China, could negatively affect the economies and financial markets of Hong Kong and Taiwan, as well.

Investment in China, Hong Kong and Taiwan is subject to certain political risks. Following the establishment of the People’s Republic of China by the Communist Party in 1949, the Chinese government renounced various debt obligations incurred by China’s predecessor governments, which obligations remain in default, and expropriated assets without compensation. There can be no assurance that the Chinese government will not take similar action in the future. An investment in the portfolio involves risk of a total loss. The political reunification of China and Taiwan is a highly problematic issue and is unlikely to be settled in the near future. This situation poses a threat to Taiwan’s economy and could negatively affect its stock market. China has committed by treaty to preserve Hong Kong’s autonomy and its economic, political and social freedoms for fifty years from the July 1, 1997 transfer of sovereignty from Great Britain to China. However, if China would exert its authority so as to alter the economic, political or legal structures or the existing social policy of Hong Kong, investor and business confidence in Hong Kong could be negatively affected, which in turn could negatively affect markets and business performance.

Forward Commitments, When-Issued and Delayed Delivery Securities.    (All portfolios) Forward commitments, including “TBA” (to be announced), when-issued and delayed delivery transactions arise when securities are purchased by a portfolio with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price or yield to the portfolio at the time of entering into the transaction. However, the price of or yield on a comparable security available when delivery takes place may vary from the price of or yield on the security at the time that the forward commitment or when-issued or delayed delivery transaction was entered into. Agreements for such purchases might be entered into, for example, when a portfolio anticipates a decline in interest rates and is able to obtain a more advantageous price or yield by committing currently to purchase securities to be issued later. When a portfolio purchases securities on a forward commitment, when-issued or delayed delivery basis it does not pay for the securities until they are received, and the portfolio is required to designate the segregation, either on the records of the sub-adviser or with the Trust’s custodian, of cash or other liquid securities in an amount equal to or greater than, on a daily basis, the amount of the portfolio’s forward commitments, when-issued or delayed delivery commitments or to enter into offsetting contracts for the forward sale of other securities it owns. Forward commitments may be considered securities in themselves and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the portfolio’s other assets. Where such purchases are made through dealers, a portfolio relies on the dealer to consummate the sale. The dealer’s failure to do so may result in the loss to a portfolio of an advantageous yield or price.

A portfolio will only enter into forward commitments and make commitments to purchase securities on a when-issued or delayed delivery basis with the intention of actually acquiring the securities. However, the portfolio may sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy. Forward commitments and when-issued and delayed delivery transactions are generally expected to settle within three months from the date the transactions are entered into, although the portfolio may close out its position prior to the settlement date by entering into a matching sales transaction.

Although none of the portfolios intends to make such purchases for speculative purposes and each portfolio intends to adhere to the policies of the SEC, purchases of securities on such a basis may involve more risk than other types of purchases. For example, by committing to purchase securities in the future, a portfolio subjects itself to a risk of loss on such commitments as well as on its portfolio securities. Also, a portfolio may have to sell assets which have been set aside in order to meet redemptions. In addition, if a portfolio determines it is advisable as a matter of investment strategy to sell the forward commitment or when-issued or delayed delivery securities before delivery, that portfolio may incur a gain or loss because of market fluctuations since the time the commitment to purchase such securities was made. Any such gain or loss would be treated as a capital gain or loss for tax purposes. When the time comes to pay for the securities to be purchased under a forward commitment or on a when-issued or delayed delivery basis, a portfolio will meet its obligations from the then available cash flow or the sale of securities, or, although it would not normally expect to do so, from the sale of the forward commitment or when-issued or delayed delivery securities themselves (which may have a value greater or less than a portfolio’s payment obligation).

Health Care Sector Risk.    (Health Care Portfolio, Mid Cap Growth Portfolio and Mid Cap Value Portfolio) The value of the Health Care Portfolio’s shares is particularly vulnerable to factors affecting the health care sector. The health care sector generally is subject to substantial government regulation. Changes in governmental policy or regulation could have a material effect on the demand for products and services offered by companies in the health care sector and therefore could affect the performance of the portfolio. Regulatory approvals are generally required before new drugs and medical devices or procedures may be introduced and before the acquisition of additional facilities by health care providers. In addition, the products and services offered by such companies may be subject to rapid obsolescence caused by technological and scientific advances.

Hybrid Instruments.    (International Equity Portfolio, Aggressive Equity Portfolio and High Yield Portfolio) Hybrid instruments have recently been developed and combine the elements of futures contracts or options with those of debt, preferred equity or a depositary instrument. Generally, a hybrid instrument will be a debt security, preferred stock, depositary share, trust certificate, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities (collectively “Underlying Assets”) or by another objective index, economic factor or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively “Benchmarks”). Thus, hybrid instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity rates. Under certain conditions, the redemption value of such an instrument could be zero. Hybrid instruments can have volatile prices and limited liquidity and their use by a portfolio may not be successful.

Hybrid instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, hybrid instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if “leverage” is used to structure the hybrid instrument. Leverage risk occurs when the hybrid instrument is structured so that a given change in a Benchmark or Underlying Asset is multiplied to produce a greater value change in the hybrid instrument, thereby magnifying the risk of loss as well as the potential for gain.

Hybrid instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a portfolio may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transaction costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a United States dollar-denominated hybrid instrument whose redemption price is linked to the average three year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of greater than par if the average interest rate was lower than a specified level, and payoffs of less than par if rates were above the specified level. Furthermore, a portfolio could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give the portfolio the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transaction costs. Of course, there is no guarantee that the strategy will be successful and a portfolio could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the hybrid instrument.

Although the risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures and currencies, hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. The risks of a particular hybrid instrument will, of course, depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the Benchmarks or the prices of Underlying Assets to which the instrument is linked. Such risks generally depend upon factors that are unrelated to the operations or credit quality of the issuer of the hybrid instrument and that may not be readily foreseen by the purchaser, such as economic and political events, the supply and demand for the Underlying Assets and interest rate movements. In recent years, various Benchmarks and prices for Underlying Assets have been highly volatile, and such volatility may be expected in the future.

Hybrid instruments may also carry liquidity risk since the instruments are often “customized” to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. In addition, because the purchase and sale of hybrid instruments could take place in an over-the-counter market without the guarantee of a central clearing organization or in a transaction between the portfolio and the issuer of the hybrid instrument, the creditworthiness of the counter party or issuer of the hybrid instrument would be an additional risk factor which the portfolio would have to consider and monitor. Hybrid instruments also may not be subject to regulation of the Commodity Futures Trading Commission (“CFTC”), which generally regulates the trading of commodity futures by persons in the United States, the SEC, which regulates the offer and sale of securities by and to persons in the United States, or any other governmental regulatory authority. The various risks discussed above, particularly the market risk of such instruments, may in turn cause significant fluctuations in the net asset value of the portfolio.

Illiquid Securities or Non-Publicly Traded Securities.    (All portfolios) The inability of a portfolio to dispose of illiquid or not readily marketable investments readily or at a reasonable price could impair a portfolio’s ability to raise cash for redemptions or other purposes. The liquidity of securities purchased by a portfolio which are eligible for resale pursuant to Rule 144A will be monitored by each portfolio’s sub-adviser on an ongoing basis, subject to the oversight of the adviser. In the event that such a security is deemed to be no longer liquid, a portfolio’s holdings will be reviewed to determine what action, if any, is required to ensure that the retention of such security does not result in a portfolio having more than 15% of its assets invested in illiquid or not readily marketable securities.

Rule 144A Securities will be considered illiquid and therefore subject to a portfolio’s limit on the purchase of illiquid securities unless the Board or its delegates determines that the Rule 144A Securities are liquid.

In reaching liquidity decisions, the Board of Trustees and its delegates may consider, inter alia, the following factors: (i) the unregistered nature of the security; (ii) the frequency of trades and quotes for the security; (iii) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (iv) dealer undertakings to make a market in the security and (v) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the 1933 Act, securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities that have not been registered under the 1933 Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

In recent years, however, a large institutional market has developed for certain securities that are not registered under the 1933 Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

Insured Bank Obligations.    (All portfolios) The Federal Deposit Insurance Corporation (“FDIC”) insures the deposits of federally insured banks and savings and loan associations (collectively referred to as “banks”) up to $100,000. The portfolios may purchase bank obligations which are fully insured as to principal by the FDIC. Currently, to remain fully insured as to principal, these investments must be limited to $100,000 per bank; if the principal amount and accrued interest together exceed $100,000, the excess accrued interest will not be insured. Insured bank obligations may have limited marketability. Unless the Board of Trustees determines that a readily available market exists for such obligations, a portfolio will treat such obligations as subject to the limit for illiquid investments for each portfolio unless such obligations are payable at principal amount plus accrued interest on demand or within seven days after demand.

Investment Company Securities.    (All portfolios) Investment company securities are securities of other open-end or closed-end investment companies. Except for so-called fund-of-funds, the 1940 Act generally prohibits a portfolio from acquiring more than 3% of the outstanding voting shares of an investment company and limits such investments to no more than 5% of the portfolio’s total assets in any investment company and no more than 10% in any combination of unaffiliated investment companies. The 1940 Act further prohibits a portfolio from acquiring in the aggregate more than 10% of the outstanding voting shares of any registered closed-end investment company.

Each Allocation Portfolio and Target Allocation Portfolio invests substantially all of its assets in the securities of other investment companies. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but the total return on such investments at the investment company level may be reduced by the operating expenses and fees of such other investment companies, including advisory fees.

Exchange Traded Funds (“ETFs”).    (All portfolios) These are a type of investment company security bought and sold on a securities exchange. An ETF represents a portfolio of securities designed to track a particular market index. The portfolio could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile, and ETFs have management fees which increase their costs.

Passive Foreign Investment Companies.    (All portfolios) The portfolios may purchase the securities of certain foreign entities called passive foreign investment companies (“PFICs”). Such entities have been the only or primary way to invest in foreign countries that limit, or prohibit, all direct foreign investment in the securities of companies domiciled therein. However, the governments of some countries have authorized the organization of investment funds to permit indirect foreign investment in such securities. In addition to bearing their proportionate share of a portfolio’s expenses (management fees and operating expenses), shareholders will also indirectly bear similar expenses of such entities. Like other foreign securities, interests in PFICs also involve the risk of foreign securities, as described above.

Investment Grade Securities.    (All portfolios) Investment grade securities are rated in one of the four highest rating categories by Moody’s or S&P, comparably rated by another rating agency or, if unrated, determined by the applicable sub-adviser to be of comparable quality. Securities with the lower investment grade ratings, while normally exhibiting adequate protection parameters, speculative characteristics. This means that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher rated debt securities.

Loan Participations and Assignments.    (Core Bond Portfolio, Aggressive Equity Portfolio and High Yield Portfolio) Investments in secured or unsecured fixed or floating rate loans (“Loans”) arranged through private negotiations between a borrowing corporation, government or other entity and one or more financial institutions (“Lenders”) may be in the form of participations in Loans (“Participations”) or assignments of all or a portion of Loans from third parties (“Assignments”). Participations typically result in the portfolio’s having a contractual relationship only with the Lender, not with the borrower. A portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, a portfolio generally has no direct right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and a portfolio may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, a portfolio assumes the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the selling Lender, the portfolio may be treated as a general creditor of that Lender and may not benefit from any set-off between the Lender and the borrower. A portfolio will acquire Participations only if its sub-adviser determines that the selling Lender is creditworthy.

When a portfolio purchases Assignments from Lenders, it acquires direct rights against the borrower on the Loan. In an Assignment, the portfolio is entitled to receive payments directly from the borrower and, therefore, does not depend on the selling bank to pass these payments onto the portfolio. However, because Assignments are arranged through private negotiations between potential assignees and assignors, the rights and obligations acquired by the portfolio as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

Assignments and Participations are generally not registered under the Securities Act of 1933, as amended (“Securities Act”), and thus may be subject to a portfolio’s limitation on investment in illiquid securities. Because there may be no liquid market for such securities, such securities may be sold only to a limited number of institutional investors. The lack of a liquid secondary market could have an adverse impact on the value of such securities and on a portfolio’s ability to dispose of particular Assignments or Participations when necessary to meet the portfolio’s liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower.

Master Demand Notes.    (All portfolios) Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payees of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. Since there is no secondary market for these notes, the appropriate sub-adviser, subject to the overall review of the portfolio’s Trustees and the Manager, monitor the financial condition of the issuers to evaluate their ability to repay the notes.

Mortgage-Backed or Mortgage-Related Securities.    (Core Bond Portfolio and High Yield Portfolio) A mortgage-backed security may be an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Certain portfolios may invest in collateralized mortgage obligations (“CMOs”) and stripped mortgage-backed securities that represent a participation in, or are secured by, mortgage loans. Some mortgage-backed securities, such as CMOs, make payments of both principal and interest at a variety of intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage-backed securities are based on different types of mortgages including those on commercial real estate or residential properties.

CMOs may be issued by a U.S. government agency or instrumentality or by a private issuer. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by the U.S. government or its agencies or instrumentalities, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by the U.S. government, its agencies or instrumentalities or any other person or entity. Prepayments could cause early retirement of CMOs. CMOs are designed to reduce the risk of prepayment for investors by issuing multiple classes of securities (or “tranches”), each having different maturities, interest rates and payment schedules, and with the principal and interest on the underlying mortgages allocated among the several classes in various ways. Payment of interest or principal on some classes or series of CMOs may be subject to contingencies or some classes or series may bear some or all of the risk of default on the underlying mortgages. CMOs of different classes or series are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. If enough mortgages are repaid ahead of schedule, the classes or series of a CMO with the earliest maturities generally will be retired prior to their maturities. Thus, the early retirement of particular classes or series of a CMO held by a portfolio would have the same effect as the prepayment of mortgages underlying other mortgage-backed securities. Conversely, slower than anticipated prepayments can extend the effective maturities of CMOs, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of a portfolio that invests in CMOs.

The value of mortgage-backed securities may change due to shifts in the market’s perception of issuers. In addition, regulatory or tax changes may adversely affect the mortgage securities market as a whole. Non-government mortgage-backed securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues. Mortgage-backed securities have yield and maturity characteristics corresponding to the underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity, when the entire principal amount comes due, payments on certain mortgage-backed securities include both interest and a partial repayment of principal. Besides the scheduled repayment of principal, repayments of principal may result from the voluntary prepayment, refinancing, or foreclosure of the underlying mortgage loans.

Mortgage-backed securities are subject to prepayment risk. Prepayment, which occurs when unscheduled or early payments are made on the underlying mortgages, may shorten the effective maturities of these securities and may lower their returns. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in early payment of the applicable mortgage-related securities. In that event, the portfolio may be unable to invest the proceeds from the early payment of the mortgage-related securities in an investment that provides as high a yield as the mortgage-related securities. Consequently, early payment associated with mortgage-related securities may cause these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed-income securities. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-related securities. During periods of rising interest rates, the rate of mortgage prepayments usually decreases, thereby tending to increase the life of mortgage-related securities. If the life of a mortgage-related security is inaccurately predicted, a portfolio may not be liable to realize the rate of return it expected.

Mortgage-backed securities are less effective than other types of securities as a means of “locking in” attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates.

Prepayments may cause losses on securities purchased at a premium. At times, some of the mortgage-backed securities in which a portfolio may invest will have higher than market interest rates and, therefore, will be purchased at a premium above their par value. Unscheduled prepayments, which are made at par, will cause a portfolio to experience a loss equal to any unamortized premium.

Stripped mortgage-backed securities are created when a U.S. government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The securities may be issued by agencies or instrumentalities of the U.S. government and private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing. Stripped mortgage-backed securities are usually structured with two classes that receive different portions of the interest and principal distributions on a pool of mortgage loans. The holder of the “principal-only” security (“PO”) receives the principal payments made by the underlying mortgage-backed security, while the holder of the “interest-only” security (“IO”) receives interest payments from the same underlying security. The portfolio may invest in both the IO class and the PO class. The prices of stripped mortgage-backed securities may be particularly affected by changes in interest rates. The yield to maturity on an IO class of stripped mortgage-backed securities is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. As interest rates fall, prepayment rates tend to increase, which tends to reduce prices of IOs and increase prices of POs. Rising interest rates can have the opposite effect.

Prepayments may also result in losses on stripped mortgage-backed securities. A rapid rate of principal prepayments may have a measurable adverse effect on a portfolio’s yield to maturity to the extent it invests in IOs. If the assets underlying the IO experience greater than anticipated prepayments of principal, a portfolio may fail to recoup fully its initial investments in these securities. Conversely, POs tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The secondary market for stripped mortgage-backed securities may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting the portfolio’s ability to buy or sell those securities at any particular time.

Mortgage Dollar Rolls.    (Core Bond Portfolio and High Yield Portfolio) The portfolio may enter into mortgage dollar rolls in which it sells securities for delivery in the current month and simultaneously contracts with the same counter-party to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the portfolio loses the right to receive principal (including prepayments of principal) and interest paid on the securities sold. However, the portfolio would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the “drop”) or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the portfolio compared with what such performance would have been without the use of mortgage dollar rolls. Accordingly, the benefits derived from the use of mortgage dollar rolls depend upon the sub-adviser’s ability to manage mortgage prepayments. There is no assurance that mortgage dollar rolls can be successfully employed. All cash proceeds will be invested in instruments that are permissible investments for the portfolio. The portfolio will maintain until the settlement date the segregation, either on its records or with the Trust’s custodian, of cash or other liquid securities in an amount equal to the forward purchase price.

Municipal Securities.    (Core Bond Portfolio and High Yield Portfolio) Municipal securities (“municipals”) are debt obligations issued by local, state and regional governments that provide interest income that is exempt from federal income tax. Municipals include both municipal bonds (those securities with maturities of five years or more) and municipal notes (those with maturities of less than five years). Municipal bonds are issued for a wide variety of reasons: to construct public facilities, such as airports, highways, bridges, schools, hospitals, mass transportation, streets, water and sewer works; to obtain funds for operating expenses; to refund outstanding municipal obligations; and to loan funds to various public institutions and facilities. Certain private activity bonds are also considered municipal bonds if their interest is exempt from federal income tax. Private activity bonds are issued by or on behalf of public authorities to obtain funds for various privately operated manufacturing facilities, housing, sports arenas, convention centers, airports, mass transportation systems and water, gas or sewer works. Private activity bonds are ordinarily dependent on the credit quality of a private user, not the public issuer.

Options and Futures Transactions.    (Large Cap Value Portfolio, Mid Cap Growth Portfolio, Mid Cap Value Portfolio, International Equity Portfolio, Core Bond Portfolio, Health Care Portfolio, Aggressive Equity Portfolio and High Yield Portfolio) Each portfolio may use a variety of financial instruments that derive their value from the value of one or more underlying assets, reference rates or indices (“Derivative Instruments”), including certain options, futures contracts and swap transactions. A portfolio may enter into transactions involving one or more types of Derivative Instruments under which the full value of its portfolio is at risk. Under normal circumstances, however, a portfolio’s use of these instruments will place at risk a much smaller portion of its assets. The particular Derivative Instruments that may be used by a portfolio are described below.

A portfolio might not use any Derivative Instruments or derivative strategies, and there can be no assurance that using any strategy will succeed. If a portfolio is incorrect in its judgment on market values, interest rates or other economic factors in using a Derivative Instrument or strategy, the portfolio may have lower net income and a net loss on the investment.

Options on Securities.    (Large Cap Value Portfolio, Mid Cap Growth Portfolio, International Equity Portfolio, Core Bond Portfolio, Health Care Portfolio, Aggressive Equity Portfolio and High Yield Portfolio) A call option is a short-term contract pursuant to which the purchaser of the option, in return for a premium, has the right to buy the security underlying the option at a specified price at any time during the term of the option, at specified times or at the expiration of the option, depending on the type of option involved. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option during the option term, to deliver the underlying security against payment of the exercise price. A put option is a similar contract that gives its purchaser, in return for a premium, the right to sell the underlying security at a specified price during the option term, at specified times or at the expiration of the option, depending on the type of option involved. The writer of the put option, who receives the premium, has the obligation, upon exercise of the option during the option term, to buy the underlying security at the exercise price.

Options on Securities Indices.    (Large Cap Value Portfolio, Mid Cap Growth Portfolio, International Equity Portfolio, Core Bond Portfolio, Health Care Portfolio, Aggressive Equity Portfolio and High Yield Portfolio) A securities index assigns relative values to the securities included in the index and fluctuates with changes in the market values of those securities. A securities index option operates in the same way as a more traditional securities option, except that exercise of a securities index option is effected with cash payment and does not involve delivery of securities. Thus, upon exercise of a securities index option, the purchaser will realize, and the writer will pay, an amount based on the difference between the exercise price and the closing price of the securities index.

Securities Index Futures Contracts.    (Mid Cap Growth Portfolio, International Equity Portfolio, Core Bond Portfolio, Health Care Portfolio, Aggressive Equity Portfolio and High Yield Portfolio) A securities index futures contract is a bilateral agreement pursuant to which one party agrees to accept, and the other party agrees to make, delivery of an amount of cash equal to a specified dollar amount times the difference between the securities index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made. Generally, contracts are closed out prior to the expiration date of the contract.

Interest Rate Futures Contracts.    (Large Cap Value Portfolio, Mid Cap Growth Portfolio, International Equity Portfolio, Core Bond Portfolio, Health Care Portfolio, Aggressive Equity Portfolio and High Yield Portfolio) Interest rate futures contracts are bilateral agreements pursuant to which one party agrees to make, and the other party agrees to accept, delivery of a specified type of debt security at a specified future time and at a specified price. Although such futures contracts by their terms call for actual delivery or acceptance of bonds, in most cases the contracts are closed out before the settlement date without the making or taking of delivery.

Options on Futures Contracts.    (Large Cap Value Portfolio, Mid Cap Growth Portfolio, International Equity Portfolio, Core Bond Portfolio, Health Care Portfolio, Aggressive Equity Portfolio and High Yield Portfolio) Options on futures contracts are similar to options on securities, except that an option on a futures contract gives the purchaser the right, in return for the premium, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell a security, at a specified price at any time during the option term. Upon exercise of the option, the delivery of the futures position to the holder of the option will be accompanied by delivery of the accumulated balance that represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the future. The writer of an option, upon exercise, will assume a short position in the case of a call and a long position in the case of a put.

Payment-In-Kind Bonds.    (Aggressive Equity Portfolio, High Yield Portfolio and Core Bond Portfolio) Payment-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. The value of payment-in-kind bonds is subject to greater fluctuation in response to changes in market interest rates than bonds which pay interest in cash currently. Payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds paying interest currently. Even though such bonds do not pay current interest in cash, the portfolios are nonetheless required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders. Thus, the portfolios could be required, at times, to liquidate other investments in order to satisfy its distribution requirements.

Real Estate Investment Trusts.    (Mid Cap Growth Portfolio, Health Care Portfolio, Mid Cap Value Portfolio, Aggressive Equity Portfolio and High Yield Portfolio) Risks associated with investments in securities of real estate investment trusts (“REITS”) include: decline in the value of real estate; risks related to general and local economic conditions; overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income; changes in neighborhood values; the appeal of properties to tenants; and increases in interest rates. In addition, equity REITS may be affected by changes in the values of the underlying property owned by the trusts, while mortgage REITS may be affected by the quality of credit extended. REITS are dependent upon management skills, may not be diversified and are subject to the risks of financing projects. REITS are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income and net gains under the Internal Revenue Code of 1986, as amended (“Code”), and to maintain exemption from the 1940 Act. If an issuer of debt securities collateralized by real estate defaults, it is conceivable that the REITS could end up holding the underlying real estate.

Repurchase Agreements.    (All portfolios) A repurchase agreement is a transaction in which a portfolio purchases securities or other obligations from a bank or securities dealer (or its affiliate) and simultaneously commits to resell them to a counterparty at an agreed-upon date or upon demand and at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased obligations. A portfolio maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special “tri-party” custodian or sub-custodian that maintains separate accounts for both the portfolio and its counterparty. Thus, the obligation of the counterparty to pay the repurchase price on the date agreed to or upon demand is, in effect, secured by such obligations.

Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying obligations. If their value becomes less than the repurchase price, plus any agreed-upon additional amount, the counterparty must provide additional collateral so that at all times the collateral is at least equal to the repurchase price plus any agreed-upon additional amount. The difference between the total amount to be received upon repurchase of the obligations and the price that was paid by a portfolio upon acquisition is accrued as interest and included in its net investment income. Repurchase agreements involving obligations other than U.S. government securities (such as commercial paper and corporate bonds) may be subject to special risks and may not have the benefit of certain protections in the event of the counterparty’s insolvency. If the seller or guarantor becomes insolvent, the portfolio may suffer delays, costs and possible losses in connection with the disposition of collateral. Each portfolio intends to enter into repurchase agreements only in transactions with counterparties believed by Equitable and the sub-advisers to present minimum credit risks.

Reverse Repurchase Agreements.    (Core Bond Portfolio and Health Care Portfolio) Reverse repurchase agreements involve the sale of securities held by a portfolio subject to its agreement to repurchase the securities at an agreed-upon date or upon demand and at a price reflecting a market rate of interest. Reverse repurchase agreements are subject to each portfolio’s limitation on borrowings and may be entered into only with banks or securities dealers or their affiliates. While a reverse repurchase agreement is outstanding, a portfolio will maintain the segregation, either on its records or with the Trust’s custodian, of cash or other liquid securities, marked to market daily, in an amount at least equal to its obligations under the reverse repurchase agreement. See “The Portfolios’ Investments, Related Risks and Limitations — Segregated Accounts.”

Reverse repurchase agreements involve the risk that the buyer of the securities sold by a portfolio might be unable to deliver them when that portfolio seeks to repurchase. If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or trustee or receiver may receive an extension of time to determine whether to enforce a portfolio’s obligation to repurchase the securities, and the portfolio’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

Securities Loans.    (All portfolios) All securities loans will be made pursuant to agreements requiring the loans to be continuously secured by collateral in cash or high grade debt obligations at least equal at all times to the market value of the loaned securities. The borrower pays to the portfolios an amount equal to any dividends or interest received on loaned securities. The portfolios retain all or a portion of the interest received on investment of cash collateral or receive a fee from the borrower. Lending portfolio securities involves risks of delay in recovery of the loaned securities or in some cases loss of rights in the collateral should the borrower fail financially.

Securities loans are made to broker-dealers or institutional investors or other persons, pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the loaned securities marked to market on a daily basis. The collateral received will consist of cash, U.S. government securities, letters of credit or such other collateral as may be permitted under a portfolio’s investment program. While the securities are being loaned, a portfolio will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. A portfolio has a right to call each loan and obtain the securities on five business days’ notice or, in connection with securities trading on foreign markets, within such longer period for purchases and sales of such securities in such foreign markets. A portfolio will generally not have the right to vote securities while they are being loaned, but its adviser or sub-adviser will call a loan in anticipation of any important vote. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to firms deemed by a portfolio’s sub-adviser to be of good standing and will not be made unless, in the judgment of the sub-adviser, the consideration to be earned from such loans would justify the risk.

Short Sales.    (Large Cap Value Portfolio, Mid Cap Growth Portfolio, Health Care Portfolio, Core Bond Portfolio, Aggressive Equity Portfolio and High Yield Portfolio) A “short sale” is the sale by a portfolio of a security which has been borrowed from a third party on the expectation that the market price will drop. The portfolios generally will only engage in covered short sales. In a covered short sale, a portfolio either (1) enters into a “short sale” of securities in circumstances in which, at the time the short position is open, the portfolio owns an equal amount of the securities sold short (also known as a short sale “against the box”), or (2) deposits in a segregated account cash, U.S. government securities, or other liquid securities in an amount equal to the market value of the securities sold short. A short sale may be entered into by the portfolio to, for example, lock in a sale price for a security the portfolio does not wish to sell immediately. For a short sale against the box, the portfolio will designate the segregation, either on its records or with the Trust’s custodian, of the securities sold short or convertible or exchangeable preferred stocks or debt securities sold in connection with short sales against the box. The portfolio will endeavor to offset transaction costs associated with short sales against the box with the income from the investment of the cash proceeds. Not more than 10% of the portfolio’s net assets (taken at current value) may be held as collateral for short sales against the box at any one time.

Short Term Investments.    (All portfolios) Short term investments include investments in various types of U.S. government securities and high-quality short-term debt securities with remaining maturities of one year or less (“money market instruments”). This type of short-term investment is made to provide liquidity for the purchase of new investments and to effect redemptions of shares. The money market instruments in which each portfolio may invest include but are not limited to: government obligations, certificates of deposit, bankers’ acceptances, commercial paper, short-term corporate securities and repurchase agreements. The portfolios may invest in both foreign and domestic money market instruments, including foreign currency, foreign time deposits and foreign bank acceptances.

Small Company Securities.    (Mid Cap Growth Portfolio, Mid Cap Value Portfolio, International Equity Portfolio, Technology Portfolio, Health Care Portfolio, Aggressive Equity Portfolio and High Yield Portfolio) Each portfolio may invest in the securities of smaller capitalization companies. Investing in securities of small companies may involve greater risks since these securities may have limited marketability and, thus, may be more volatile. Because smaller companies normally have fewer shares outstanding than larger companies, it may be more difficult for a portfolio to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. In addition, small companies often have limited product lines, markets or financial resources and are typically subject to greater changes in earnings and business prospects than are larger, more established companies. There is typically less publicly available information concerning smaller companies than for larger, more established ones, and smaller companies may be dependent for management on one or a few key persons. Therefore, an investment in these portfolios may involve a greater degree of risk than an investment in other portfolios that seek capital appreciation by investing in better known, larger companies.

Structured Notes.    (Aggressive Equity Portfolio, High Yield Portfolio and Core Bond Portfolio) Structured notes are derivatives on which the amount of principal repayment and/or interest payments is based upon the movement of one or more factors. Structured notes are interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of debt obligations. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured notes to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payment made with respect to structured notes is dependent on the extent of the cash flow on the underlying instruments. Structured notes are typically sold in private placement transactions, and there currently is no active trading market for structured notes.

Swaps.    (International Equity Portfolio, Core Bond Portfolio, Health Care Portfolio, Technology Portfolio, Aggressive Equity Portfolio and High Yield Portfolio) Swap contracts are derivatives in the form of a contract or other similar instrument, which is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are calculated by reference to a specified index and agreed upon notional amount. The term “specified index” includes, but is not limited to, currencies, fixed interest rates, prices and total return on interest rate indices, fixed income indices, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices). For example, a portfolio may agree to swap the return generated by a fixed income index for the return generated by a second fixed income index. The currency swaps in which a portfolio may enter will generally involve an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount.

A portfolio will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the portfolio receiving or paying, as the case may be, only the net amount of the two payments. A portfolio’s obligations under a swap agreement will be accrued daily (offset against any amounts owing to the portfolio) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by designating the segregation, either on its records or with the Trust’s custodian, of cash or other liquid assets, to avoid any potential leveraging of a portfolio. To the extent that the net amounts owed to a swap counterparty are covered with such liquid assets, the sub-advisers believe such obligations do not constitute “senior securities” under the 1940 Act and, accordingly, the sub-adviser will not treat them as being subject to a portfolio’s borrowing restrictions. A portfolio may enter into OTC swap transactions with counterparties that are approved by the sub-advisers in accordance with guidelines established by the Board of Trustees. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings.

The swaps in which a portfolio may engage may include instruments under which one party pays a single or periodic fixed amount(s) (or premium), and the other party pays periodic amounts based on the movement of a specified index. Swaps do not involve the delivery of securities, other underlying assets, or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments the portfolio is contractually obligated to make. If the other party to a swap defaults, the portfolio’s risk of loss consists of the net amount of payments that the portfolio contractually is entitled to receive. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, a portfolio may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Certain swap transactions involve more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than traditional swap transactions.

The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If a sub-adviser is incorrect in its forecasts of market values, interest rates, and currency exchange rates, the investment performance of the portfolio would be less favorable than it would have been if this investment technique were not used.

Technology Sector Risk.    (Large Cap Growth Portfolio, Mid Cap Growth Portfolio, Mid Cap Value Portfolio and Technology Portfolio) The value of the Technology Portfolio’s shares is particularly vulnerable to factors affecting the technology sector, such as dependency on consumer and business acceptance as new technologies evolve, large and rapid price movements resulting from competition, rapid obsolescence of products and services, short product cycles and aggressive pricing. For each of the portfolios, it should be noted that many technology companies are small and at an earlier state of development and, therefore, may be subject to risks such as those arising out of limited product lines, markets and financial and managerial resources.

Time Deposits and Variable Rate Notes.    (All portfolios) The portfolios may invest in fixed time deposits, whether or not subject to withdrawal penalties; however, investment in such deposits which are subject to withdrawal penalties, other than overnight deposits, are subject to the limits on illiquid securities.

The commercial paper obligations which the portfolios may buy are unsecured and may include variable rate notes. The nature and terms of a variable rate note (i.e., the “Master Note”) permit a portfolio to invest fluctuating amounts at varying rates of interest pursuant to a direct arrangement between a portfolio as lender and the issuer as borrower. It permits daily changes in the amounts borrowed. The portfolios have the right at any time to increase, up to the full amount stated in the note agreement, or to decrease the amount outstanding under the note. The issuer may prepay at any time and without penalty any part of or the full amount of the note. The note may or may not be backed by one or more bank letters of credit. Because these notes are direct lending arrangements between the portfolios and the issuer, it is not generally contemplated that they will be traded; moreover, there is currently no secondary market for them. The portfolios have no limitations on the type of issuer from whom these notes will be purchased; however, in connection with such purchase and on an ongoing basis, the sub-adviser will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes made demand simultaneously.

U.S. Government Securities.    (All portfolios) U.S. government securities include direct obligations of the U.S. Treasury (such as Treasury bills, notes or bonds) and obligations issued or guaranteed as to principal and interest (but not as to market value) by the U.S. government, its agencies or its instrumentalities. U.S. government securities include mortgage-backed securities issued or guaranteed by government agencies or government-sponsored enterprises. Other U.S. government securities may be backed by the full faith and credit of the U.S. government or supported primarily or solely by the creditworthiness of the government-related issuer or, in the case of mortgage-backed securities, by pools of assets.

U.S. government securities also include separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury, which are traded independently under the Separate Trading of Registered Interest and Principal of Securities (“STRIPS”) program. Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the U.S. Treasury.

Treasury inflation-indexed securities (“TIIS”) are Treasury bonds on which the principal value is adjusted daily in accordance with changes in the Consumer Price Index. Interest on TIIS is payable semi-annually on the adjusted principal value. The principal value of TIIS would decline during periods of deflation, but the principal amount payable at maturity would not be less than the original par amount. If inflation is lower than expected while a portfolio holds TIIS, the portfolio may earn less on the TIIS than it would on conventional Treasury bonds. Any increase in the principal value of TIIS is taxable in the year the increase occurs, even though holders do not receive cash representing the increase at that time. See “Taxation” below.

Warrants.    (All portfolios) Warrants are securities permitting, but not obligating, holders to subscribe for other securities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date.

Zero-Coupon Bonds.    (All portfolios) Zero-coupon bonds are issued at a significant discount from their principal amount (“original issue discount” or “OID”) and pay interest only at maturity rather than at intervals during the life of the security. The value of zero-coupon bonds is subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest in cash currently. Zero-coupon bonds allow an issuer to avoid the need to generate cash to meet current interest payments.

Accordingly, such bonds may involve greater credit risks than bonds paying interest currently. Even though such bonds do not pay current interest in cash, a portfolio is nonetheless required to accrue as interest income each year a portion of the OID on such investments and to distribute such amounts at least annually to its shareholders. See “Taxation” below. Thus, each portfolio could be required, at times, to liquidate other investments in order to satisfy its distribution requirements.

Portfolio Turnover.    The length of time a portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a portfolio is known as “portfolio turnover.” High portfolio turnover may result from the strategies of the sub-advisers or when one sub-adviser replaces another, necessitating changes in the portfolio it manages. Portfolio turnover may vary significantly from year to year due to a variety of factors, including a fluctuating volume of shareholder purchase and redemption orders, market conditions, changes in a sub-adviser’s investment outlook or changes in the sub-adviser(s) managing the portfolio. A high turnover rate (100% or more) increases transaction costs (e.g., brokerage commissions) which must be borne by the portfolio and its shareholders. A portfolio’s annual portfolio turnover rate will not be a factor preventing a sale or purchase when a sub-adviser believes investment considerations warrant such sale or purchase. Portfolio turnover may vary greatly from year to year as well as within a particular year.

The following risks apply to certain Underlying Portfolios that are eligible for investment by the Allocation Portfolios and Target Allocation Portfolios and are not series of the Trust.

Index Fund Risk.    An index fund is not actively managed (which involves buying and selling of securities based upon economic, financial and market analysis and investment judgment). Rather, the portfolio manager of an index fund utilizes proprietary modeling techniques to attempt to match the performance results of the applicable index. Therefore, an index fund will invest in the securities included in the relevant index or substantially identical securities regardless of market trends. Unlike an actively managed fund, an index fund cannot modify its investment strategies to respond to changes in the economy, which means it may be particularly susceptible to a general decline in the U.S. or global stock market segment relating to the relevant index.

Latin America.    Most Latin American countries have experienced, at one time or another, severe and persistent levels of inflation, including, in some cases, hyperinflation. This has, in turn, led to high interest rates, extreme measures by governments to keep inflation in check, and a generally debilitating effect on economic growth. Although inflation in many countries has lessened, there is no guarantee it will remain at lower levels.

The political history of certain Latin American countries has been characterized by political uncertainty, intervention by the military in civilian and economic spheres, and political corruption. Such developments, if they were to reoccur, could reverse favorable trends toward market and economic reform, privatization, and removal of trade barriers, and result in significant disruption in securities markets.

Certain Latin American countries may have managed currencies that are maintained at artificial levels to the U.S. dollar rather than at levels determined by the market. This type of system can lead to sudden and large adjustments in the currency that, in turn, can have a disruptive and negative effect on foreign investors. For example, in late 1994 the value of the Mexican peso lost more than one-third of its value relative to the dollar. Certain Latin American countries also restrict the free conversion of their currency into foreign currencies, including the U.S. dollar. There is no significant foreign exchange market for many currencies and it would, as a result, be difficult for a portfolio to engage in foreign currency transactions designed to protect the value of the portfolio’s interests in securities denominated in such currencies.

A number of Latin American countries are among the largest debtors of developing countries. There have been moratoria on, and reschedulings of, repayment with respect to these debts. Such events can restrict the flexibility of these debtor nations in the international markets and result in the imposition of onerous conditions on their economies.

Money Market Risk.    Although a money market fund is designed to be a relatively low risk investment, it is not entirely free of risk. Despite the short maturities and high credit quality of a money market fund’s investments, increases in interest rates and deteriorations in the credit quality of the instruments a portfolio has purchased may reduce the portfolio’s yield. In addition, the portfolio is still subject to the risk that the value of an investment may be eroded over time by inflation.

Preferred Securities.    Preferred securities have the right to receive specified dividends or distributions before the payment of dividends or distributions on common stock. Cumulative preferred stock requires the issuer to pay stockholders all prior unpaid dividends before the issuer can pay dividends on common stock. Non-cumulative preferred stock does not require the issuer to pay all prior unpaid dividends before the issuer can pay dividends on common stock. Some preferred stocks also participate in dividends and distributions paid on common stock. Preferred stocks may provide for the issuer to redeem the stock on a specified date. A portfolio may treat such redeemable preferred stock as a fixed income security.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

It is the policy of the Trust to safeguard against misuse of the portfolios’ portfolio holdings information and to prevent the selective disclosure of such information. Each portfolio will publicly disclose its holdings in accordance with regulatory requirements, such as periodic portfolio disclosure in filings with the SEC. The Trust generally discloses top portfolio holdings (typically the portfolios’ top ten holdings) on a monthly basis. All such information generally is released with a 30-day lag time, meaning top ten portfolio holdings information as of the end of the month generally is not released until the 30th day of the following month. This information is available upon request and on the Manager’s website at http://www.axa.com. Portfolio holdings information less than 30 days stale and all trade information is restricted, with exceptions noted below, to employees responsible for fund administration, fund analysis and legal or compliance matters.

The Trust, through the Manager, may provide non-public portfolio holdings data to certain third-parties prior to the release of such information to the public as described above. The Manager currently has ongoing arrangements with certain third-party data services (Vestek), mutual fund evaluation services (Lipper Analytical Services and Morningstar) and consultants (Evaluation Associates LLC, Rocaton Investment Advisors, LLC and Standard & Poor’s Investment Advisory Services LLC). Each of these third parties receives portfolio holdings information at month ends, with the exception of Vestek, which receives such information daily. Each of these third parties is subject to a duty to treat non-public portfolio holdings information confidentially and a duty not to trade on such information.

In addition, non-public portfolio holdings information may be provided as part of the legitimate business activities of each portfolio to the following service providers and other organizations: the Manager; the sub-advisers; the auditors; the custodian; the administrator; the transfer agent; counsel to the portfolios or the non-interested trustees; regulatory authorities; pricing services (Bear Stearns’ Pricing Direct, Interactive Data Corporation, J.J. Kenney, Loan Pricing Corporation, Muller Data, Merrill Lynch, Bloomberg, Reuters); broker-dealers who provide execution or research services to the portfolios; broker-dealers who provide quotations that are used in pricing; financial printers (RR Donnelley); and proxy voting services (Institutional Shareholder Services). The entities to whom each portfolio voluntarily provides holdings information, either by explicit agreement or by virtue of their respective duties to each portfolio, are subject to a duty to treat non-public portfolio holdings information confidentially and a duty not to trade on such information.

On a case-by-case “need to know” basis, the Trust’s Chief Financial Officer or Vice President subject to the approval of the Manager’s Funds Management Group Unit (“FMG”) Legal and Compliance Group and the Trust’s Chief Compliance Officer, may approve the disclosure of additional portfolio holdings information in appropriate circumstances. In all cases, the approval of the release of non-public portfolio holdings information by FMG’s Legal and Compliance Group must be based on a determination that such disclosure is in the best interests of the portfolios, that there is a legitimate business purpose for such disclosure and that the party receiving such information is subject to a duty to treat the information confidentially and a duty not to trade on such information. The Trust does not disclose its portfolio holdings to the media and will not release portfolio trades information.

FMG is responsible for administering the release of portfolio holdings information with respect to the portfolios. Until particular portfolio holdings information has been released to the public, and except with regard to the third parties described above, no such information may be provided to any party without the approval of FMG’s Legal and Compliance Group, which approval is subject to the conditions described above. No compensation is received by the Trust, the Manager or any other person in connection with their disclosure of portfolio holdings information.

FMG’s Legal and Compliance Group and the Trust’s Chief Compliance Officer monitor and review any potential conflicts of interest between the portfolios’ shareholders and the Manager, distributors and their affiliates that may arise from the potential release of portfolio holdings information. The Trust’s Board of Trustees approved this policy and determined that it is in the best interest of the portfolios. The Board of Trustees oversees implementation of this policy and receives quarterly reports from the Trust’s Chief Compliance Officer regarding any exceptions to this policy that were granted by FMG’s Legal and Compliance Group.

MANAGEMENT OF THE TRUST

The Trust’s Board has the responsibility for the overall management of the Trust and the portfolios, including general supervision and review of the portfolios’ investment activities and their conformity with Delaware law and the stated policies of the portfolios. The Trust’s Board elects the officers of the Trust who are responsible for administering the Trust’s day-to-day operations. The Trustees and officers of the Trust, together with information as to their principal business occupations during the last five years, and other information are shown below.

The Trustees

Name, Address and Age	Position(s) Held With Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee
Interested Trustee
Steven M. Joenk* 1290 Avenue of the Americas New York, New York 10104 (47)	Trustee, Chairman, President and Chief Executive Officer	Trustee and Chairman from September 2004 to present; Chief Executive Officer from December 2002 to present; President from November 2001 to present	From July 1999 to present, Senior Vice President of AXA Financial; from September 2004 to present, President of AXA Financial’s Funds Management Group; since 2004, chairman and president of Enterprise Capital Management, Inc., co-chairman of Enterprise Funds Distributor, Inc. and a director of 1740 Advisers, Inc., MONY Asset Management Inc., MONY Financial Resources of the Americas Limited (Jamaica), MONY International Life Insurance Co. (Argentina), MONY Bank & Trust Company of the Americas Ltd. (Cayman Islands) and MONY Consultoria de Correlagem de Seguros Ltd. (Brazil).	105	None
Independent Trustees
Gerald C. Crotty c/o AXA Premier VIP Trust 1290 Avenue of the Americas New York, New York 10104 (54)	Trustee	From November 2001 to present	Co-founder and director of Weichert Enterprise, a private and public equity market investment firm; co-founder of Excelsior Ventures Management, a private equity and venture capital firm; from 1991 to 1998, held various positions with ITT Corporation, including President and COO of ITT Consumer Financial Corp. and Chairman, President and CEO of ITT Information Services.	33	From 2002 to present, director of AccessIT Integrated Technologies, Inc.

Name, Address and Age	Position(s) Held With Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee
Barry Hamerling c/o AXA Premier VIP Trust 1290 Avenue of the Americas New York, New York 10104 (58)	Trustee	From November 2001 to present	Since 1998, Managing Partner of Premium Ice Cream of America; Since 2003, Managing Partner of Premium Salads; from 1970 to 1998, President of Ayco Co. L.P., the largest independent financial counseling firm in the United States.	33	None
Cynthia R. Plouché c/o AXA Premier VIP Trust 1290 Avenue of the Americas New York, New York 10104 (48)	Trustee	From November 2001 to present	Since April 2003, Managing Director of Blaylock Abacus Asset Management, Inc.; prior thereto, Founder, Chief Investment Officer and Managing Director of Abacus Financial Group from May 1991 to April 2003, a manager of fixed income portfolios for institutional clients.	33	None
Rayman L. Solomon c/o AXA Premier VIP Trust 1290 Avenue of the Americas New York, New York 10104 (58)	Trustee	From November 2001 to present	Since 1998, Dean and a Professor of Law at Rutgers University School of Law; prior thereto, an Associate Dean for Academic Affairs at Northwestern University School of Law.	33	None

*	Affiliated with the Portfolios’ investment manager and the co-distributors.
**	Each Trustee serves until his or her resignation or retirement.
***	The registered investment companies in the fund complex include EQ Advisors Trust, AXA Enterprise Multimanager Funds Trust, AXA Enterprise Funds Trust, The Enterprise Group of Funds, Inc. and the Trust.

Committees of the Board

The Trust has a standing Audit Committee consisting of all of the Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (“Independent Trustee(s)”). The Audit Committee’s function is to recommend to the Board independent accountants to conduct the annual audit of the Trust’s financial statements; review with the independent accountants the outline, scope and results of this annual audit; and review the performance and fees charged by the independent accountants for professional services. In addition, the Audit Committee meets with the independent accountants and representatives of management to review accounting activities and areas of financial reporting and control. The Audit Committee held                  meetings during the fiscal year ended December 31, 2005.

The Trust has a Nominating and Compensation Committee consisting of all of the Independent Trustees. The Nominating and Compensation Committee’s function is principally to nominate and evaluate Independent Trustee candidates and review the compensation arrangements for each of the Trustees. The Nominating and Compensation Committee will not consider shareholder nominees. The Nominating and Compensation Committee will not consider nominees recommended by Contract owners. The Nominating and Compensation Committee held                  meetings during the fiscal year ended December 31, 2005.

The Trust has a Valuation Committee consisting of Kenneth T. Kozlowski, Kenneth B. Beitler, Andrew S. Novak and Brian Walsh and such other officers of the Trust and the Manager, as well as such officers of any sub-adviser to any portfolio as are deemed necessary by the officers of the Trust from time to time, each of whom shall serve at the pleasure of the Board of Trustees as members of the Valuation Committee. This committee determines the value of any of the Trust’s securities and assets for which market quotations are not readily available or for which valuation cannot otherwise be provided. The Valuation Committee held                      meetings during the fiscal year ended December 31, 2005.

Compensation of Independent Trustees and Officers

Each Independent Trustee currently receives from the Trust an annual fee of $50,000, payable quarterly. In addition to the annual fee, each Independent Trustee will receive (i) an additional fee of $3,500 for each regularly-scheduled Board meeting attended, (ii) an additional fee of $1,500 for each special Board meeting attended; (iii) $250 for each portfolio or Nominating and Compensation Committee meeting attended and (iv) $1,250 for each Audit Committee meeting attended. The lead Independent Trustee and certain committee chairs may receive additional compensation. Trustees also receive reimbursement from the Trust for expenses associated with attending Board or Committee meetings.

Trustee Compensation Table

for the Year Ended December 31, 2005*

Trustee	Aggregate Compensation from the Trust		Pension or Retirement Benefits Accrued As Part of Trust Expenses		Estimated Annual Benefits Upon Retirement		Total Compensation from Trust and Fund Complex Paid to Trustees***
Steven M. Joenk**		$0		$0		$0		$0
Gerald C. Crotty	$		$		$		$
Barry Hamerling	$		$		$		$
Cynthia R. Plouché	$		$		$		$
Rayman L. Solomon	$		$		$		$

*	A deferred compensation plan for the benefit of the Independent Trustees has been adopted by the Trust. Under the deferred compensation plan, each Trustee may defer payment of all or part of the fees payable for such Trustee’s services until his or her retirement as a Trustee or until the earlier attainment of a specified age. Fees deferred under the deferred compensation plan, together with accrued interest thereon, will be disbursed to a participating Trustee in monthly installments over a five to twenty year period elected by such Trustee. Mr. Hamerling and Mr. Solomon have elected to participate in the Trust’s deferred compensation plan. As of December 31, 2005, Mr. Hamerling and Mr. Solomon had accrued $ and $ , respectively (including interest) as deferred compensation from the Trust and AXA Enterprise Multimanager Funds Trust for which they also serve as Trustees.

**	“Interested person” of the Trust (as that term is defined in the 1940 Act).

***	The amounts reported in this column reflect the total compensation paid to each trustee for his or her service as trustee of 29 funds of 2 trusts in the fund complex.

As of December     , 2005, no Independent Trustee or members of his or her immediate family beneficially owned securities representing interests in the Manager, Sub-advisers or Distributors of the Trust, or any person controlling, controlled by or under common control with such persons. For this purpose, “immediate family member” includes the Trustee’s spouse, children residing in the Trustee’s household and dependents of the Trustee. In addition, the Trustees of the Trust beneficially owned shares of the portfolios of the Trust or of portfolios overseen in the same family of investment companies, as set forth in the following table:

Trustee Ownership of Equity Securities

Name of Trustee	Dollar Range of Equity Securities in the Portfolios*	Aggregate Dollar Range of Equity Securities in All Portfolios Overseen or to be Overseen by Trustee in Family of Investment Companies:
[Steven M. Joenk	$0	Over $100,000
Gerald C. Crotty	$0	$10,001-$50,000
Barry Hamerling	$0	Over $100,000
Cynthia R. Plouché	$0	Over $100,000
Rayman L. Solomon	$0	$10,001-$50,000]

*	As of December , 2005

The Trust’s Officers

No officer of the Trust receives any compensation paid by the Trust. Each officer of the Trust is an employee of AXA Equitable, AXA Advisors, LLC (“AXA Advisors”) or AXA Distributors, LLC (“AXA Distributors”). The Trust’s principal officers are:

Name, Address and Age	Position(s) Held With Fund*	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years
Steven M. Joenk 1290 Avenue of the Americas, New York, New York 10104 (47)	Trustee, Chairman, President and Chief Executive Officer	Trustee and Chairman from September 2004 to present; Chief Executive Officer from December 2002 to present; President from November 2001 to present	From July 1999 to present, Senior Vice President of AXA Financial; from September 2004 to present, President of AXA Financial’s Funds Management Group; since 2004, Chairman and President of Enterprise Capital Management, Inc., Co-Chairman of Enterprise Fund Distributors, Inc. and a director of 1740 Advisers, Inc., MONY Asset Management Inc., MONY Financial Resources of the Americas Limited (Jamaica), MONY International Life Insurance Co. (Argentina), MONY Bank & Trust Company of the Americas Ltd. (Cayman Islands) and MONY Consultoria de Correlagem de Seguros Ltd. (Brazil).
Kenneth T. Kozlowski 1290 Avenue of the Americas, New York, New York 10104 (44)	Chief Financial Officer and Treasurer	Chief Financial Officer from December 2002 to present; Treasurer from November 2001 to present	From February 2001 to present, Vice President of AXA Financial, from July 2004 to present, a director of Enterprise Capital Management, Inc.; from December 1999 to December 2002, Controller, EQ Advisors Trust; from October 1999 to February 2001, Assistant Vice President of AXA Financial.

*	Each officer holds a similar position with other funds within the Trust complex.
**	Each officer is elected on an annual basis.

Name, Address and Age	Position(s) Held With Fund*	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years
Andrew S. Novak, Esq. 1290 Avenue of the Americas New York, New York 10104 (37)	Chief Compliance Officer	From September 2005 to present	From September 2005 to present, Chief Compliance Officer of AXA Financial; from May 2003 to September 2005, Vice President and Counsel of AXA Financial and AXA Equitable; from May 2002 to May 2003, Counsel of AXA Financial and AXA Equitable; from May 2001 to April 2002, Associate General Counsel and Chief Compliance Officer of Royce & Associates, Inc.; from August 1997 to August 2000, Vice President and Assistant General Counsel of Mitchell Hutchins Asset Management.
Patricia Louie, Esq. 1290 Avenue of the Americas, New York, New York 10104 (50)	Vice President and Secretary	From November 2001 to present	From May 2003 to present, Vice President and Associate General Counsel of AXA Financial and AXA Equitable; From July 1999 to May 2003, Vice President and Counsel of AXA Financial and AXA Equitable.
Kenneth B. Beitler 1290 Avenue of the Americas, New York, New York 10104 (47)	Vice President	From November 2001 to present	From February 2003 to present, Vice President of AXA Financial; from February 2002 to February 2003, Assistant Vice President of AXA Financial; from May 1999 to February 2002, Senior Investment Analyst of AXA Financial.
Mary E. Cantwell 1290 Avenue of the Americas, New York, New York 10104 (44)	Vice President	From November 2001 to present	From February 2001 to present, Vice President of AXA Financial; from July 2004 to present, a director of Enterprise Capital Management, Inc.; from September 1997 to January 2001, Assistant Vice President, Office of the Chief Investment Officer of AXA Financial.
Patricia Maxey 1290 Avenue of the Americas, New York, New York 10104 (38)	Vice President and Assistant Secretary	From December 2005 to present	From October 2005 to present, Counsel of AXA Equitable; from February 2004 to August 2005, Chief Compliance Officer of Van Eck Global; from January 2001 to February 2004, Associate of Kirkpatrick & Lockhart Nicholson Graham, LLP
Joseph J. Paolo 1290 Avenue of the Americas, New York, New York 10104 (35)	Vice President and Anti-Money Laundering (“AML”) Compliance Officer	From December 2005 to present	From November 2005 to present, Vice President, AXA Financial and AXA Equitable; from March 2004 to September 2005, Vice President of AXA Financial and AXA Equitable and Chief Compliance Officer of AXA Funds Management Group; from May 2002 to March 2004, Compliance Director and Assistant Vice President of AXA Financial and AXA Equitable; from February 2001 to May 2002, Compliance Officer of AXA Financial and AXA Equitable.
Brian E. Walsh 1290 Avenue of the Americas, New York, New York 10104 (37)	Vice President and Assistant Treasurer	Vice President from December 2002 to present; Assistant Treasurer from November 2001 to present	From February 2003 to present, Vice President of AXA Financial and AXA Equitable; from January 2001 to February 2003, Assistant Vice President of AXA Financial and AXA Equitable; from December 1999 to January 2001, Senior Fund Administrator of AXA Financial and AXA Equitable.
David Shagawat 1290 Avenue of the Americas, New York, New York 10104 (31)	Assistant AML Compliance Officer	From December 2005 to present	From August 2005 to present, Associate Compliance Officer, AXA Equitable; from June 2004 to August 2005, Fiduciary Oversight Analyst, Citigroup Asset Management; from April 2002 to June 2004, Project Manager, Alliance Capital Management LP; from January 1999 to April 2002, Business Analyst, Alliance Capital Management LP

Name, Address and Age	Position(s) Held With Fund*	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years
Judy Guhring 1290 Avenue of the Americas, New York, New York 10104 (34)	Assistant Secretary	From December 2005 to present	From August 2001 to present, Senior Legal Assistant of AXA Financial; from October 1995 to August 2001, Senior Paralegal of the Dreyfus Corporation.

*	Each officer holds a similar position with other funds within the Trust complex.
**	Each officer is elected on an annual basis.

CONTROL PERSON AND PRINCIPAL HOLDERS OF SECURITIES

Shares of the Trust are offered to separate accounts of insurance companies in connection with the Contracts and may be offered to tax-qualified retirement plans. AXA Equitable may be deemed to be a control person with respect to the Trust by virtue of its ownership of 95% of the Trust’s shares as of March     , 2006. Shareholders owning more than 25% of the outstanding shares of a portfolio may take actions without the approval of other investors in the portfolio.

As a “series” type of mutual fund, the Trust issues separate series of shares of beneficial interest with respect to each portfolio. Each portfolio resembles a separate fund issuing a separate class of stock. Because of current federal securities law requirements, the Trust expects that its shareholders will offer Contract owners the opportunity to instruct shareholders as to how shares allocable to Contracts will be voted with respect to certain matters, such as approval of investment advisory agreements.

To the Trust’s knowledge, as of March     , 2006, the following persons owned Contracts entitling such persons to give voting instructions regarding more than 5% of the outstanding shares of any portfolio:

Portfolio	Contract Owner	Shares Beneficially Owned	Percentage of Ownership
[TO BE PROVIDED]

To the Trust’s knowledge, as of March     , 2006, the following Allocation Portfolios owned shares in portfolios of the Trust entitling such portfolios to give voting instructions regarding more than 5% of the outstanding shares of the following portfolios:

Allocation Portfolio	Portfolio	Number of Shares of Portfolio	Percentage of Portfolio
[TO BE PROVIDED]

As of March     , 2006, the Target Allocation Portfolios had not commenced operations.

As of March     , 2006, the trustees and officers of the Trust as a group, owned less than 1% of the outstanding shares of any class of any portfolio of the Trust.

INVESTMENT MANAGEMENT AND OTHER SERVICES

The Manager

AXA Equitable, through FMG, currently serves as the investment manager for each portfolio. AXA Equitable, which is a New York life insurance company and one of the largest life insurance companies in the U.S., is a wholly owned subsidiary of AXA Financial, Inc. (“AXA Financial”), a subsidiary of AXA, a French insurance holding company. The principal offices of AXA Equitable and AXA Financial are located at 1290 Avenue of the Americas, New York, New York 10104.

AXA Financial is a wholly owned affiliate of AXA. AXA is the holding company for an international group of insurance and related financial services companies. AXA insurance operations include activities in life insurance, property and casualty insurance and reinsurance. The insurance operations are diverse geographically, with activities principally in Western Europe, North America, the Asia/Pacific area and, to a lesser extent, in Africa and South America. AXA is also engaged in asset management, investment banking, securities trading, brokerage, real estate and other financial services activities principally in the U.S., as well as in Western Europe and the Asia/Pacific area.

The Trust and the Manager have entered into two separate investment management agreements with respect to the portfolios (each, a “Management Agreement” and together the “Management Agreements”). The Management Agreement with respect to the Allocation Portfolios was amended by the Trust’s Board of Trustees on             , 2006 to include the Target Allocation Portfolios.

The Management Agreement for the portfolios (other than the Allocation Portfolios and the Target Allocation Portfolios) obligates the Manager to: (i) provide investment management services to the Trust; (ii) select the sub-advisers for each portfolio; (iii) monitor each sub-adviser’s investment programs and results; (iv) review brokerage matters; (v) oversee the Trust’s compliance with various federal and state statutes; and (vi) carry out the directives of the Board of Trustees. The Management Agreement for the Allocation Portfolios and the Target Allocation Portfolios obligates the Manager to: (i) provide investment management and advisory services; (ii) render investment advice concerning the Underlying Portfolios in which to invest and the appropriate allocations for each of the Allocation Portfolios and the Target Allocation Portfolios; (iii) review brokerage matters; (iv) oversee the Trust’s compliance with various federal and state statutes; and (v) carry out the directives of the Board of Trustees. The Management Agreements require the Manager to provide the Trust with office space, office equipment and personnel necessary to operate and administer the Trust’s business, and also to supervise the third-party service providers.

The continuance of each Management Agreement, with respect to each portfolio, after the first two years, must be specifically approved at least annually (i) by the Trust’s Board of Trustees or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of such portfolio and (ii) by the affirmative vote of a majority of the Trustees who are not parties to the relevant Management Agreement or “interested persons” (as defined in the 1940 Act) of any such party by votes cast in person at a meeting called for such purpose. Each Management Agreement with respect to each portfolio may be terminated (i) at any time, without the payment of any penalty, by the Trust upon the vote of a majority of the Trustees or by vote of the majority of the outstanding voting securities (as defined in the 1940 Act) of such portfolio upon sixty (60) days’ written notice to the Manager or (ii) by the Manager at any time without penalty upon sixty (60) days’ written notice to the Trust. Each Management Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act).

Each portfolio pays a fee to the Manager for the investment management and advisory services the Manager provides that portfolio. The Manager and the Trust have also entered into an expense limitation agreement with respect to each portfolio (“Expense Limitation Agreement”), pursuant to which the Manager has agreed through April 30, 2007 (unless the Board of Trustees consents to an earlier revision or termination of these arrangements) to waive or limit its management, administration and other fees and to assume other expenses so that the total annual operating expenses (with certain exceptions as set forth in the Prospectuses) of each portfolio are limited to the extent described in the Prospectuses. The management fees for each portfolio are set forth below.

(as a percentage of average daily net assets)

Portfolio	Management Fee
AXA Conservative Allocation	0.10%
AXA Conservative-Plus Allocation	0.10%
AXA Moderate Allocation	0.10%
AXA Moderate-Plus Allocation	0.10%
AXA Aggressive Allocation	0.10%
AXA Target Allocation 2015	0.10%
AXA Target Allocation 2025	0.10%
AXA Target Allocation 2035	0.10%
AXA Target Allocation 2045	0.10%

(as a percentage of average daily net assets)

Portfolio	First $1 Billion	Next $1 Billion	Next $3 Billion	Next $5 Billion	Thereafter
AXA Premier VIP Aggressive Equity	0.650%	0.600%	0.575%	0.550%	0.525%
AXA Premier VIP Health Care	1.200	1.150	1.125	1.100	1.075
AXA Premier VIP International Equity	1.050	1.000	0.975	0.950	0.925
AXA Premier VIP Large Cap Core Equity	0.900	0.850	0.825	0.800	0.775
AXA Premier VIP Large Cap Growth	0.900	0.850	0.825	0.800	0.775
AXA Premier VIP Large Cap Value	0.900	0.850	0.825	0.800	0.775
AXA Premier VIP Mid Cap Growth	1.100	1.050	1.025	1.000	0.975
AXA Premier VIP Mid Cap Value	1.100	1.050	1.025	1.000	0.975
AXA Premier VIP Technology	1.200	1.150	1.125	1.100	1.075

	First $1.5 Billion	Next $1 Billion	Next $1 Billion	Next $2.5 Billion	Thereafter
AXA Premier VIP Core Bond	0.600%	0.575%	0.550%	0.525%	0.500%

	First $750 Million	Next $750 Million	Next $1 Billion	Next $2.5 Billion	Thereafter
AXA Premier VIP High Yield	0.600%	0.575%	0.550%	0.530%	0.520%

In addition to the management fees, the Trust pays all expenses not assumed by the Manager, including, without limitation: the fees and expenses of its independent accountants and of its legal counsel; the costs of printing and mailing to shareholders annual and semi-annual reports, proxy statements, prospectuses, prospectus supplements and statements of additional information; the costs of printing registration statements; custodian’s fees; any proxy solicitors’ fees and expenses; Trustee expenses (including any special counsel to the Trustees); transfer agent fees; advisory and administration fees; filing fees; any federal, state or local income or other taxes; any interest; any membership fees of the Investment Company Institute and similar organizations; fidelity bond and Trustees’ liability insurance premiums; and any extraordinary expenses, such as indemnification payments or damages awarded in litigation or settlements made. All general Trust expenses are allocated among and charged to the assets of the portfolios on a basis that the Trustees deem fair and equitable, which may be on the basis of relative net assets of each portfolio or the nature of the services performed and relative applicability to each portfolio. As discussed in greater detail below, under “Distribution of the Trust’s Shares,” the Class B shares may pay for certain distribution related expenses in connection with activities primarily intended to result in the sale of their shares.

The tables below show the fees paid by each portfolio to the Manager during the fiscal years ended December 31, 2003, December 31, 2004 and December 31, 2005. The first column shows each fee without fee waivers, the second column shows the fees actually paid to the Manager after fee waivers and the third column shows the total amount of fees waived by the Manager and other expenses of each portfolio assumed by the Manager pursuant to the Expense Limitation Agreement. For the fiscal years ended December 31, 2003, December 31, 2004 and December 31, 2005, the Manager did not receive any reimbursement for the 16 portfolios then comprising the Trust. The tables below do not show fees paid by each Target Allocation Portfolio to the Manager during the calendar years ended December 31, 2003, 2004 and 2005 because the Target Allocation Portfolios did not commence operations until May     , 2006.

FISCAL YEAR ENDED DECEMBER 31, 2003

Portfolio	Management Fee	Management Fee Paid to Manager After Fee Waiver	Total Amount of Fees Waived and Other Expenses Assumed by Manager
Large Cap Growth Portfolio	$1,415,437	$1,059,226	$356,211
Large Cap Core Equity Portfolio	$810,359	$523,793	$288,566
Large Cap Value Portfolio	$1,418,234	$1,057,575	$360,659
Mid Cap Growth Portfolio	$2,995,187	$2,722,777	$272,410
Mid Cap Value Portfolio	$4,077,168	$3,849,368	$227,800
International Equity Portfolio	$967,597	$738,822	$228,775
Technology Portfolio	$699,933	$450,182	$249,751
Health Care Portfolio	$1,220,576	$1,133,454	$87,122
Core Bond Portfolio	$4,104,939	$2,992,048	$1,112,891
Conservative Allocation Portfolio*	$414	$0	$37,420
Conservative-Plus Allocation Portfolio*	$940	$0	$38,850
Moderate Allocation Portfolio**	$14,263,019	$11,182,232	$3,080,787
Moderate-Plus Allocation Portfolio*	$2,417	$0	$42,615
Aggressive Allocation Portfolio*	$641	$0	$37,956
Aggressive Equity Portfolio**	$11,378,789	$11,378,789	$0
High Yield Portfolio**	$5,932,640	$5,932,640	$0

*	No fees were paid by Conservative, Conservative-Plus, Moderate-Plus and Aggressive Allocation Portfolios prior to their commencement of operations on August 15, 2003.

**	Prior to their commencement of operations on August 15, 2003, reflects fees paid to Manager with respect to the predecessor portfolio.

FISCAL YEAR ENDED DECEMBER 31, 2004

Portfolio	Management Fee	Management Fee Paid to Manager After Fee Waiver	Total Amount of Fees Waived and Other Expenses Assumed by Manager
Large Cap Growth Portfolio	$2,755,027	$2,570,128	$184,899
Large Cap Core Equity Portfolio	$1,439,971	$1,245,508	$194,463
Large Cap Value Portfolio	$2,942,131	$2,763,544	$178,587
Mid Cap Growth Portfolio	$7,561,298	$7,561,298	$0
Mid Cap Value Portfolio	$11,603,597	$11,603,597	$0
International Equity Portfolio	$3,583,313	$3,583,313	$0
Technology Portfolio	$4,147,183	$4,147,183	$0
Health Care Portfolio	$2,787,894	$2,787,894	$0
Core Bond Portfolio	$8,335,577	$6,974,833	$1,360,744
Conservative Allocation Portfolio	$51,234	$0	$51,234
Conservative-Plus Allocation Portfolio	$96,103	$0	$96,103
Moderate Allocation Portfolio	$4,802,828	$0	$4,802,828
Moderate-Plus Allocation Portfolio	$393,581	$0	$393,581
Aggressive Allocation Portfolio	$107,709	$0	$107,709
Aggressive Equity Portfolio	$14,977,256	$14,977,256	$0
High Yield Portfolio	$10,158,326	$10,158,326	$0

FISCAL YEAR ENDED DECEMBER 31, 2005

Portfolio	Management Fee	Management Fee Paid to Manager After Fee Waiver	Total Amount of Fees Waived and Other Expenses Assumed by Manager
Large Cap Growth Portfolio	$	$	$
Large Cap Core Equity Portfolio	$	$	$
Large Cap Value Portfolio	$	$	$
Mid Cap Growth Portfolio	$	$	$
Mid Cap Value Portfolio	$	$	$
International Equity Portfolio	$	$	$
Technology Portfolio	$	$	$
Health Care Portfolio	$	$	$
Core Bond Portfolio	$	$	$
Conservative Allocation Portfolio	$	$	$
Conservative-Plus Allocation Portfolio	$	$	$
Moderate Allocation Portfolio	$	$	$
Moderate-Plus Allocation Portfolio	$	$	$
Aggressive Allocation Portfolio	$	$	$
Aggressive Equity Portfolio	$	$	$
High Yield Portfolio	$	$	$

The Sub-advisers

The Manager has entered into sub-advisory agreements (“Subadvisory Agreements”) on behalf of each portfolio (except the Allocation Portfolios and the Target Allocation Portfolios) described in this SAI with the investment sub-advisers identified in the Prospectus (each a “Sub-adviser,” and together the “Sub-advisers”). The Sub-advisory Agreements obligate the sub-advisers to: (i) make investment decisions on behalf of their respective portfolios, (ii) place all orders for the purchase and sale of investments for their respective portfolios with brokers or dealers selected by the Manager and/or the Sub-advisers, and (iii) perform certain limited related administrative functions in connection therewith.

The Board considered and approved the Subadvisory Agreements for the portfolios with the Sub-advisers based on a review of the factors it deemed relevant with respect to each Sub-adviser, including: (1) the nature, quality, and extent of the services to be provided to the portfolio by the Sub-adviser; (2) the Sub-adviser’s management style; (3) the Sub-adviser’s performance record as well as the performance of each portfolio; (4) the qualifications and experience of the persons responsible for the day-to-day management of the portfolio; (5) the Sub-adviser’s current and proposed level of staffing and its overall resources; and (6) “fall-out” benefits to the Sub-adviser and its affiliates (i.e., ancillary benefits that may be realized by the Sub-adviser or its affiliates from its relationship with the Trust). In addition, the Board reviewed and analyzed information and reports relating to these factors and their approval of the Subadvisory Agreements, including reports prepared by the sub-advisers, materials provided by portfolio counsel and information provided by independent third-parties.

The Board, in examining the nature, quality and extent of the services to be provided by the Sub-advisers to the portfolios, reviewed the experience of each Sub-adviser in serving as a sub-adviser to comparable portfolios. The Board also noted the extensive responsibilities that each Sub-adviser has as a sub-adviser to the portfolios, including the responsibility (1) to make investment decisions on behalf of its portfolio, (2) to place all orders for the purchase and sale of investments for its portfolio with brokers or dealers selected by AXA Equitable and/or the Sub-adviser, and (3) to perform certain limited related administrative functions in connection therewith. The Board examined the backgrounds of each Sub-adviser’s portfolio managers with responsibility for the portfolio and concluded that each portfolio benefits from the quality and experience of the sub-adviser’s portfolio managers. Based on its consideration and review of the foregoing information, the Board determined that the portfolios were likely to benefit from the nature and quality of these services, as well as each Sub-adviser’s ability to render such services based on its experience, operations and resources.

The Board also evaluated the performance of each Sub-adviser and each portfolio in comparison to a peer group and an appropriate benchmark index, the expertise and performance of the sub-adviser’s personnel, and compliance with each predecessor portfolio’s investment restrictions, tax and other requirements. Based on this evaluation, the Board determined that each Sub-adviser’s historical performance record compared reasonably to its peer group and/or benchmark.

The Board gave substantial consideration to the fees payable under each Subadvisory Agreement. In this connection, the Board evaluated each Sub-adviser’s anticipated costs and profitability (to the extent practicable) in serving as a sub-adviser to the portfolios, including the costs associated with the personnel, systems and equipment necessary to perform its functions. The Board also examined the fees to be paid to each Sub-adviser in light of fees paid to other sub-advisers by comparable portfolios and the method of computing the Sub-adviser’s fee. The Board noted that, where applicable, the advisory fees reflect breakpoints which adjust the fees downward as the size of the portfolios increase. After comparing the fees with those of comparable portfolios and in light of the quality and extent of services to be provided, and the anticipated costs to be incurred, by each Sub-adviser, the Board concluded that the level of the fee paid to each Sub-adviser with respect to its portfolios is fair and reasonable.

The Board also noted that each Sub-adviser, through its relationship as a sub-adviser to a portfolio, may engage in soft dollar transactions. In this connection, the Board noted that while each Sub-adviser selects brokers primarily on the basis of their execution capabilities, the direction of transactions may at times be based on the quality and amount of research such brokers provide. Further, the Board recognized that many Sub-advisers to the portfolios are affiliated with registered broker-dealers and these broker-dealers may from time to time execute transactions on behalf of the portfolios. The Board noted, however, that all Sub-advisers must select brokers who meet the Trust’s requirements for best execution. The Board concluded that the benefits accruing to each Sub-adviser and its affiliates by virtue of the Sub-adviser’s relationship to the portfolio are fair and reasonable.

Based on these considerations and the overall high quality of the personnel, operations, financial condition, investment advisory capabilities, methodologies, and performance of each Sub-adviser, the Board determined approval of each Subadvisory Agreement with respect to the relevant portfolio was in the best interests of that portfolio. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, approved each Subadvisory Agreement.

For the fiscal years ended December 31, 2003, December 31, 2004 and December 31, 2005, the Manager paid the following fees to the Sub-adviser(s) with respect to the portfolios listed below pursuant to the Subadvisory Agreements:

FISCAL YEAR ENDED DECEMBER 31, 2003

Portfolio	Sub Advisory Fee Paid
Large Cap Growth Portfolio	$619,279
Large Cap Core Equity Portfolio	$352,787
Large Cap Value Portfolio	$620,445
Mid Cap Growth Portfolio	$1,471,465
Mid Cap Value Portfolio	$1,927,276
International Equity Portfolio	$447,777
Technology Portfolio	$380,428
Health Care Portfolio	$660,237
Core Bond Portfolio	$1,625,739
Moderate Allocation Portfolio*	$5,699,850
Aggressive Equity Portfolio*	$5,318,940
High Yield Portfolio*	$2,537,581

*	Prior to their commencement of operations on August 15, 2003, reflects fees paid by the Manager to the Sub-advisers with respect to the predecessor portfolio.

FISCAL YEAR ENDED DECEMBER 31, 2004

Portfolio	Sub Advisory Fee Paid
Large Cap Growth Portfolio	$1,179,372
Large Cap Core Equity Portfolio	$617,981
Large Cap Value Portfolio	$1,241,054
Mid Cap Growth Portfolio	$3,626,535
Mid Cap Value Portfolio	$5,204,323
International Equity Portfolio	$1,593,768
Technology Portfolio	$2,023,256
Health Care Portfolio	$1,467,121
Core Bond Portfolio	$2,972,394
Aggressive Equity Portfolio	$7,148,560
High Yield Portfolio	$4,349,581

FISCAL YEAR ENDED DECEMBER 31, 2005

Portfolio	Sub Advisory Fee Paid
Large Cap Growth Portfolio	$
Large Cap Core Equity Portfolio	$
Large Cap Value Portfolio	$
Mid Cap Growth Portfolio	$
Mid Cap Value Portfolio	$
International Equity Portfolio	$
Technology Portfolio	$
Health Care Portfolio	$
Core Bond Portfolio	$
Aggressive Equity Portfolio	$
High Yield Portfolio	$

The Manager recommends sub-advisers for each portfolio listed above (other than the Allocation Portfolios and the Target Allocation Portfolios) to the Trustees based upon its continuing quantitative and qualitative evaluation of each Sub-adviser’s skills in managing assets pursuant to specific investment styles and strategies. Unlike many other mutual funds, the portfolios (other than the Allocation Portfolios and the Target Allocation Portfolios) are not associated with any one portfolio manager, and benefit from independent specialists selected from the investment management industry. Short-term investment performance, by itself, is not a significant factor in selecting or terminating a sub-adviser, and the Manager does not expect to recommend frequent changes of sub-advisers. The Trust has received an exemptive order from the SEC (“Multi-Manager Order”) that permits the Manager, subject to certain conditions, to enter into Subadvisory Agreements with sub-advisers approved by the Trustees, but without the requirement of shareholder approval. Pursuant to the terms of the Multi-Manager Order, the Manager is able, subject to the approval of the Trustees, but without shareholder approval, to employ new sub-advisers for new or existing portfolios, change the terms of particular Subadvisory Agreements or continue the employment of existing sub-advisers after events that under the 1940 Act and the Subadvisory Agreements would normally cause an automatic termination of the agreement. However, the Manager may not enter into a sub-advisory agreement with an “affiliated person” of the Manager (as that term is defined in Section 2(a)(3) of the 1940 Act) (“Affiliated Adviser”), such as Alliance Capital Management L.P. or AXA Rosenberg Investment Management LLC, unless the sub advisory agreement with the Affiliated Adviser, including compensation payable thereunder, is approved by the affected portfolio’s shareholders, including, in instances in which the sub advisory agreement pertains to a newly formed portfolio, the portfolio’s initial shareholder. Although shareholder approval would not be required for the termination of Subadvisory Agreements, shareholders of a portfolio would continue to have the right to terminate such agreements for the portfolio at any time by a vote of a majority of outstanding voting securities of the portfolio.

When a portfolio has more than one sub-adviser, the assets of each portfolio are allocated by the Manager among the sub-advisers selected for the portfolio. Each Sub-adviser has discretion, subject to oversight by the Trustees and the Manager, to purchase and sell portfolio assets, consistent with each portfolio’s investment objectives, policies and restrictions and specific investment strategies developed by the Manager.

Generally, no Sub-adviser provides any services to any portfolio except asset management and related administrative and recordkeeping services. However, a Sub-adviser or its affiliated broker-dealer may execute portfolio transactions for a portfolio and receive brokerage commissions in connection therewith as permitted by Section 17(e) of the 1940 Act.

Portfolio Managers.    Additional information about the Portfolio Managers of each portfolio, including information about other accounts managed, compensation, material conflicts of interests that may arise in connection with the management of the portfolio’s investment, if any, and ownership of securities is included in Appendix B to this SAI.

Personal Trading Policies.    The Trust, the Manager and the Co-distributors each have adopted a code of ethics pursuant to rule 17j-1 under the 1940 Act, which permits personnel covered by the rule to invest in securities that may be purchased or held by a portfolio but prohibits fraudulent, deceptive or manipulative conduct in connection with that personal investing. Each Sub-adviser also has adopted a code of ethics under rule 17j-1. Such codes of ethics may permit personnel covered by the rule to invest in securities that may be purchased or held by the portfolio for which the Sub-adviser serves as a sub-adviser.

The Administrator

Pursuant to an administrative agreement (“Mutual Funds Services Agreement”), AXA Equitable (“Administrator”) provides the Trust with necessary administrative services, as more fully described in the Prospectuses. In addition, the Administrator makes available the office space, equipment, personnel and facilities required to provide such administrative services to the Trust. For these administrative services, the Trust pays AXA Equitable a fee at an annual rate of 0.15% of the Trust’s total average net assets plus $35,000 per portfolio and an additional $35,000 for each portion of a portfolio for which separate administrative services are provided (e.g. portions of a portfolio allocated to separate sub-advisers and/or managed in a discrete style). Pursuant to a sub-administration arrangement, AXA Equitable has contracted with J. P. Morgan Investors Services Co. (“Sub-administrator”) to provide the Trust with certain administrative services, including monitoring of portfolio compliance and portfolio accounting services. For the years ended December 31, 2003, 2004 and 2005, respectfully, AXA Equitable paid $            , $             and $             to the Sub-administrator for its services.

For the fiscal years ended December 31, 2003, December 31, 2004 and December 31, 2005, the Trust, with respect to each portfolio (except the Target Allocation Portfolios, which had not yet commenced operations), paid the following fees for administrative services:

FISCAL YEAR ENDED DECEMBER 31, 2003

Portfolio	Administration Fee
Large Cap Growth Portfolio	$379,696
Large Cap Core Equity Portfolio	$277,593
Large Cap Value Portfolio	$381,588
Mid Cap Growth Portfolio	$552,396
Mid Cap Value Portfolio	$701,321
International Equity Portfolio	$280,695
Technology Portfolio	$228,223
Health Care Portfolio	$295,508
Core Bond Portfolio	$1,150,128
Conservative Allocation Portfolio*	$16,291
Conservative-Plus Allocation Portfolio*	$17,081
Moderate Allocation Portfolio**	$3,245,983
Moderate-Plus Allocation Portfolio*	$19,296
Aggressive Allocation Portfolio*	$16,633
Aggressive Equity Portfolio**	$1,748,758
High Yield Portfolio**	$1,065,933

*	No fees for administrative services were paid by the Trust with respect to Conservative, Conservative-Plus, Moderate-Plus and Aggressive Allocation Portfolios prior to their commencement of operations on August 15, 2003.
**	Prior to their commencement of operations on August 15, 2003, reflects fees paid for administrative services with respect to the predecessor portfolio.

FISCAL YEAR ENDED DECEMBER 31, 2004

Portfolio	Administration Fee
Large Cap Growth Portfolio	$606,495
Large Cap Core Equity Portfolio	$383,819
Large Cap Value Portfolio	$636,909
Mid Cap Growth Portfolio	$1,187,463
Mid Cap Value Portfolio	$1,749,833
International Equity Portfolio	$658,183
Technology Portfolio	$664,593
Health Care Portfolio	$493,416
Core Bond Portfolio	$2,225,644
Conservative Allocation Portfolio	$111,040
Conservative-Plus Allocation Portfolio	$178,538
Moderate Allocation Portfolio	$7,265,865
Moderate-Plus Allocation Portfolio	$626,131
Aggressive Allocation Portfolio	$195,991
Aggressive Equity Portfolio	$3,848,980
High Yield Portfolio	$2,738,820

FISCAL YEAR ENDED DECEMBER 31, 2005

Portfolio	Administration Fee
Large Cap Growth Portfolio	$
Large Cap Core Equity Portfolio	$
Large Cap Value Portfolio	$
Mid Cap Growth Portfolio	$
Mid Cap Value Portfolio	$
International Equity Portfolio	$
Technology Portfolio	$
Health Care Portfolio	$
Core Bond Portfolio	$
Conservative Allocation Portfolio	$
Conservative-Plus Allocation Portfolio	$
Moderate Allocation Portfolio	$
Moderate-Plus Allocation Portfolio	$
Aggressive Allocation Portfolio	$
Aggressive Equity Portfolio	$
High Yield Portfolio	$

The Co-distributors

The Trust has distribution agreements with AXA Advisors and AXA Distributors (each also referred to as a “Distributor,” and together “Co-distributors”) in which AXA Advisors and AXA Distributors serve as the Co-distributors for each class of the Trust’s shares. AXA Advisors and AXA Distributors are each an indirect wholly owned subsidiary of AXA Equitable and the address for each is 1290 Avenue of the Americas, New York, New York 10104.

The Trust’s distribution agreements with respect to Class A and Class B shares of the portfolios (“Distribution Agreements”) were re-approved by the Board of Trustees at a Board meeting held on July 21, 2005. An amendment to each Distribution Agreement was considered and approved by the Trust’s Board of Trustees on             , 2006 to include the Target Allocation Portfolios. The Distribution

Agreements will remain in effect from year to year provided each Distribution Agreement’s continuance is approved annually by (i) a majority of the Trustees who are not parties to such agreement or “interested persons” of any such party (as defined in the 1940 Act) of the Trust or a portfolio and (ii) either by vote of a majority of the Trustees or a majority of the outstanding voting securities (as defined in the 1940 Act) of the Trust.

The Trust has adopted in the manner prescribed under Rule 12b-1 under the 1940 Act a plan of distribution pertaining to the Class B shares of the portfolios (“Plan”). Under the Plan, each portfolio is authorized, on behalf of the Class B shares to pay an annual distribution fee of up to 0.50% of their average daily net assets. However, under the Distribution Agreements, payments to the Co-distributors under the Plan are limited to an annual rate equal to 0.25% of the average daily net assets of a portfolio attributable to its Class B shares. There is no distribution plan with respect to Class A shares and the portfolios pay no service or distribution fees with respect to those shares.

The Board of Trustees considered various factors in connection with its decision as to whether to reapprove the Plan, including: (i) the nature and causes of the circumstances which make the Plan necessary and appropriate; (ii) the way in which the Plan addresses those circumstances, including the nature and potential amount of expenditures; (iii) the nature of the anticipated benefits; (iv) the possible benefits of the Plan to any other person relative to those of the Trust; (v) the effect of the Plan on existing Contract owners; (vi) the merits of possible alternative plans or pricing structures; (vii) the relationship of the Plan to other distribution efforts of the Trust; and (viii) the competitive conditions in the variable products industry. The Board noted that the overall distribution arrangements would (1) enable investors to choose the purchasing option best suited to their individual situation, thereby encouraging current Contract holders to make additional investments in the portfolios and attracting new investors and assets to the portfolios to the benefit of the portfolios and their respective Contract holders, (2) facilitate distribution of the portfolios’ shares and (3) maintain the competitive position of the portfolios in relation to other portfolios that have implemented or are seeking to implement similar distribution arrangements.

Based upon its review of the foregoing factors and the materials presented to it, and in light of its fiduciary duties under the 1940 Act, the Trust’s Board of Trustees, including the Independent Trustees, who have no direct or indirect financial interest in the operation of the Plan or Distribution Agreements, unanimously determined, in the exercise of its business judgment, that the Plan is reasonably likely to benefit the Trust and the shareholders of the portfolios and, as such, the Trustees, including the Independent Trustees, approved the plan and its continuance.

Pursuant to the Plan, the Trust compensates the Co-distributors from assets attributable to the Class B shares for services rendered and expenses borne in connection with activities primarily intended to result in the sale of that class of shares. Generally, the 12b-1 fees are paid to the Co-distributors on a monthly basis. A portion of the amounts received by the Co-distributors will be used to defray various costs incurred or paid by the Co-distributors in connection with the printing and mailing of Trust prospectuses, statements of additional information, and any supplements thereto and shareholder reports, and holding seminars and sales meetings with wholesale and retail sales personnel designed to promote the distribution of Class B shares. The Co-distributors may also use a portion of the amounts received to provide compensation to financial intermediaries and third-party broker-dealers for their services in connection with the distribution of Class B shares.

The Plan is of a type known as a “compensation” plan because payments are made for services rendered to the Trust with respect to a class of shares regardless of the level of expenditures by the Co-distributors. The Trustees, however, take into account such expenditures for purposes of reviewing operations under the Plan and in connection with their annual consideration of the Plan’s renewal. The Co-distributors expenditures include, without limitation: (i) the printing and mailing of Trust prospectuses, statements of additional information, any supplements thereto and shareholder reports for prospective Contract owners with respect to Class B shares of the Trust; (ii) those relating to the development, preparation, printing and mailing of advertisements, sales literature and other promotional materials describing and/or relating to the Class B shares of the Trust; (iii) holding seminars and sales meetings designed to promote the distribution of Class B shares; (iv) obtaining information and providing explanations to wholesale and retail distributors of Contracts regarding Trust investment objectives and policies and other information about the Trust and the portfolios, including the performance of the portfolios; (v) training sales personnel regarding the Class B shares of the Trust; and (vi) financing any other activity that the Co-distributors determine is primarily intended to result in the sale of Class B shares.

AXA Equitable and the Co-distributors may use their respective past profits or other resources to pay for expenses incurred in connection with providing services intended to result in the sale of shares of the Trust and/or support services that benefit Contract owners, including payments of significant amounts made to intermediaries that provide those services. These services may include sales personnel training, prospectus review, marketing, and related services. The Distributors also may receive payments from the Advisers of the Portfolios and/or their affiliates to help defray expenses for sales meetings, seminar sponsorships and similar expenses that may relate to the contracts and/or the Advisers’ respective Portfolios.

The Co-distributors pay all fees and expenses in connection with their respective qualification and registration as a broker or dealer under federal and state laws. In the capacity of agent, each Distributor offers shares of each portfolio on a continuous basis to the separate accounts of insurance companies offering the Contracts in all states in which the portfolio or the Trust may from time to time be registered or where permitted by applicable law. Each Distribution Agreement provides that the Co-distributors shall accept orders for shares at net asset value without sales commissions or loads being charged. The Co-distributors have made no firm commitment to acquire shares of any portfolio.

The Plan and any Rule 12b-1 related agreement that is entered into by the Trust or the Co-distributors in connection with the Plan will continue in effect for a period of more than one year only so long as continuance is specifically approved at least annually by a vote of a majority of the Trust’s Board of Trustees, and of a majority of the Independent Trustees, with no direct or indirect financial interest in the operation of the Plan or 12b-1 related agreements. In addition, the annual continuance of the Distribution Agreements must be approved by the Trust’s Board of Trustees or a majority of outstanding voting securities, and by a majority of Independent Trustees, by a vote cast in person at a meeting called for the purpose of voting on the Distribution Agreement. In addition, the Plan and any Rule 12b-1 related agreement may be terminated at any time, without penalty, by vote of a majority of the outstanding Class B shares of the portfolio or by vote of a majority of the Independent Trustees. The Plan also provides that it may not be amended to increase materially the amount (up to 0.50% of average daily net assets annually) that may be spent for distribution of Class B shares of any portfolio without the approval of the Class B shareholders of that portfolio.

The table below shows the amounts paid by each portfolio (except the Target Allocation Portfolios, which had not yet commenced operations) to the Co-distributors pursuant to the Distribution Plan for the fiscal year ended December 31, 2005. [For this period, the Co-distributors’ actual expenditures exceeded the amounts received from the portfolios.]

FISCAL YEAR ENDED DECEMBER 31, 2005

Portfolio	Distribution Fee Paid to AXA Advisors	Distribution Fee Paid to AXA Distributors	Total Distribution Fees
Large Cap Growth Portfolio	$	$	$
Large Cap Core Equity Portfolio	$	$	$
Large Cap Value Portfolio	$	$	$
Mid Cap Growth Portfolio	$	$	$
Mid Cap Value Portfolio	$	$	$
International Equity Portfolio	$	$	$
Technology Portfolio	$	$	$
Health Care Portfolio	$	$	$
Core Bond Portfolio	$	$	$
Conservative Allocation Portfolio	$	$	$
Conservative-Plus Allocation Portfolio	$	$	$
Moderate Allocation Portfolio	$	$	$
Moderate-Plus Allocation Portfolio	$	$	$
Aggressive Allocation Portfolio	$	$	$
Aggressive Equity Portfolio	$	$	$
High Yield Portfolio	$	$	$

BROKERAGE ALLOCATION AND OTHER STRATEGIES

Brokerage Commissions

The portfolios are charged for securities brokers’ commissions, transfer taxes and similar fees relating to securities transactions. The Manager and each of the Sub-advisers, as appropriate, seek to obtain the best net price and execution on all orders placed for the portfolios, considering all the circumstances except to the extent they may be permitted to pay higher commissions as described below.

It is expected that securities will ordinarily be purchased in the primary markets, whether over-the-counter or listed, and that listed securities may be purchased in the over-the-counter market if that market is deemed the primary market.

Transactions on stock exchanges involve the payment of brokerage commissions. In transactions on stock exchanges in the U.S., these commissions are negotiated, whereas on many foreign stock exchanges these commissions are fixed. However, brokerage commission rates in certain countries in which the portfolios may invest may be discounted for certain large domestic and foreign investors such as the portfolios. A number of foreign banks and brokers will be used for execution of each portfolio’s portfolio transactions. In the case of securities traded in the foreign and domestic over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or mark-up. In underwritten offerings, the price generally includes a disclosed fixed commission or discount.

The Manager and Sub-advisers may, as appropriate, in the allocation of brokerage business, take into consideration research and other brokerage services provided by brokers and dealers to the Manager or Sub-advisers. The research services include economic, market, industry and company research material.

The Board of Trustees has approved a Statement of Directed Brokerage Policies and Procedures for the Trust pursuant to which the Trust may direct the Manager to cause Sub-advisers to effect securities transactions through broker-dealers in a manner that would help to generate resources to pay the cost of certain expenses which the Trust is required to pay or for which the Trust is required to arrange payment pursuant to the Management Agreement (“Directed Brokerage”). The Trustees will review the levels of Directed Brokerage for each portfolio on a quarterly basis.

Commissions charged by brokers that provide research services may be somewhat higher than commissions charged by brokers that do not provide research services. As permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended (“1934 Act”) and by policies adopted by the Trustees, the Manager and Sub-advisers may cause the Trust to pay a broker-dealer that provides brokerage and research services to the Manager and Sub-advisers an amount of commission for effecting a securities transaction for the Trust in excess of the commission another broker-dealer would have charged for effecting that transaction. To obtain the benefit of Section 28(e), the Manager or the relevant Sub-adviser must make a good faith determination that the commissions paid are reasonable in relation to the value of the brokerage and research services provided viewed in terms of either that particular transaction or its overall responsibilities with respect to the accounts as to which it exercises investment discretion and that the services provided by a broker provide the Manager or the Sub-adviser with lawful and appropriate assistance in the performance of its investment decision-making responsibilities. Accordingly, the price to a portfolio in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

Certain Sub-advisers may also receive research or research credits from brokers which are generated from underwriting commissions when purchasing new issues of fixed income securities or other assets for a portfolio in underwritten fixed price offerings. In these situations, the underwriter or selling group member may provide a Sub-adviser with research in addition to selling the securities (at the fixed public offering price) to the portfolio. Because the offerings are conducted at a fixed price, the ability to obtain research from a broker-dealer in this situation provides knowledge that may benefit the portfolio, Sub-adviser’s other clients and the Sub-adviser without incurring additional costs. These arrangements may not fall within the safe harbor of Section 28(e) of the 1934 Act because the broker-dealer is considered to be acting in a principal capacity in underwritten transactions. However, the NASD has adopted rules expressly permitting broker-dealers to provide bona fide research to advisers in connection with fixed price offerings under certain circumstances.

The overall reasonableness of commissions paid will be evaluated by rating brokers on such general factors as execution capabilities, quality of research (that is, quantity and quality of information provided, diversity of sources utilized, nature and frequency of communication, professional experience, analytical ability and professional stature of the broker) and financial standing, as well as the net results of specific transactions, taking into account such factors as price, promptness, size of order and difficulty of execution. The research services obtained will, in general, be used by the Manager and Sub-advisers for the benefit of all accounts for which the responsible party makes investment decisions. As such, research services paid for with the portfolios’ brokerage commissions may not benefit the portfolios, while research services paid for with the brokerage commissions of other clients may benefit the portfolios. The receipt of research services from brokers will tend to reduce the Manager’s and Sub-advisers’ expenses in managing the portfolios.

For the fiscal years ended December 31, 2003, December 31, 2004 and December 31, 2005, each portfolio (except the Target Allocation Portfolios, which had not yet commenced operations) paid the amount indicated in brokerage commissions:

FISCAL YEAR ENDED DECEMBER 31, 2003

Portfolio	Brokerage Commissions Paid
Large Cap Growth Portfolio	$297,460
Large Cap Core Equity Portfolio	$204,590
Large Cap Value Portfolio	$700,170
Mid Cap Growth Portfolio	$1,969,898
Mid Cap Value Portfolio	$1,712,369
International Equity Portfolio	$380,663
Technology Portfolio	$536,358
Health Care Portfolio	$402,067
Core Bond Portfolio	$66,125
Conservative Allocation Portfolio*	$0
Conservative-Plus Allocation Portfolio*	$0
Moderate Allocation Portfolio**	$4,225,582
Moderate-Plus Allocation Portfolio*	$0
Aggressive Allocation Portfolio*	$0
Aggressive Equity Portfolio**	$7,055,777
High Yield Portfolio**	$22,030

*	No fees were paid for brokerage commissions by Conservative, Conservative-Plus, Moderate-Plus and Aggressive Allocation Portfolios prior to their commencement of operations on August 15, 2003.

**	Prior to their commencement of operations on August 15, 2003, reflects fees paid by the predecessor portfolio.

FISCAL YEAR ENDED DECEMBER 31, 2004

Portfolio	Brokerage Commissions Paid
Large Cap Growth Portfolio	$419,295
Large Cap Core Equity Portfolio	$205,630
Large Cap Value Portfolio	$787,257
Mid Cap Growth Portfolio	$1,865,649
Mid Cap Value Portfolio	$2,502,058
International Equity Portfolio	$1,213,229
Technology Portfolio	$1,710,830
Health Care Portfolio	$791,656
Core Bond Portfolio	$67,406
Conservative Allocation Portfolio	$0
Conservative-Plus Allocation Portfolio	$0
Moderate Allocation Portfolio	$0
Moderate-Plus Allocation Portfolio	$0
Aggressive Allocation Portfolio	$0
Aggressive Equity Portfolio	$8,825,146
High Yield Portfolio	$45,368

FISCAL YEAR ENDED DECEMBER 31, 2005

Portfolio	Brokerage Commissions Paid
Large Cap Growth Portfolio	$
Large Cap Core Equity Portfolio	$
Large Cap Value Portfolio	$
Mid Cap Growth Portfolio	$
Mid Cap Value Portfolio	$
International Equity Portfolio	$
Technology Portfolio	$
Health Care Portfolio	$
Core Bond Portfolio	$
Conservative Allocation Portfolio	$
Conservative-Plus Allocation Portfolio	$
Moderate Allocation Portfolio	$
Moderate-Plus Allocation Portfolio	$
Aggressive Allocation Portfolio	$
Aggressive Equity Portfolio	$
High Yield Portfolio	$

Brokerage Transactions with Affiliates

To the extent permitted by law and in accordance with procedures established by the Trust’s Board of Trustees, the Trust may engage in brokerage transactions with brokers that are affiliates of the Manager, including Sanford C. Bernstein & Co., LLC or Sub-advisers, with brokers who are affiliates of such brokers, or with unaffiliated brokers who trade or clear through affiliates of the Manager or Sub-advisers. The 1940 Act generally prohibits a Trust from engaging in principal securities transactions with brokers that are affiliates of the Manager and Sub-advisers or affiliates of such brokers, unless pursuant to an exemptive order from the SEC. The Trust relies on exemptive relief from the SEC that permits mutual funds managed by the Manager and advised by multiple advisers to engage in principal and brokerage transactions with a broker-dealer affiliated with a Sub-adviser to the same portfolio. The Trust has adopted procedures, prescribed by the 1940 Act, which are reasonably designed to provide that any commissions or other remuneration it pays to brokers that are affiliates of the Manager and brokers that are affiliates of a Sub-adviser to a portfolio for which that Sub-adviser provides investment advice do not exceed the usual and customary broker’s commission. In addition, the Trust will adhere to the requirements under the 1934 Act governing floor trading. Also, because of securities law limitations, the Trust will limit purchases of securities in a public offering, if such securities are underwritten by brokers that are affiliates of the Manager and Sub-advisers or their affiliates.

For the fiscal years ended December 31, 2003, December 31, 2004 and December 31, 2005, the following portfolios paid the amounts indicated to the affiliated broker-dealers of the Manager or Co-distributors or affiliates of the Sub-advisers to each portfolio.

FISCAL YEAR ENDED DECEMBER 31, 2003

Portfolio	Affiliated Broker-Dealer	Aggregate Brokerage Commissions Paid†	Percentage of Total Brokerage Commissions	Percentage of Transactions (Based on Dollar Amounts)

Large Cap Value Portfolio	Bernstein	$10,763	1.54%	1.53%

Large Cap Growth Portfolio	Bernstein	$1,072	0.36%	0.33%

Large Cap Core Equity Portfolio	Bernstein	$28,196	13.78%	10.44%

Technology Portfolio	Bernstein	$4,589	0.86%	0.87%

Health Care Portfolio	Bernstein	$25	0.01%	0.00%

International Equity Portfolio	Bernstein	$1,864	0.49%	0.29%

Mid Cap Value Portfolio	Bernstein	$2,395	0.14%	0.14%

Mid Cap Growth Portfolio	Bernstein	$520	0.03%	0.03%

Moderate Allocation Portfolio*	Bernstein	$206,548	4.89%	1.86%

	Merrill Lynch & Co., Inc.	$25,725	0.61%	0.16%

Aggressive Equity Portfolio*	Bernstein	$24,086	0.34%	0.54%

†	Brokerage commissions may vary significantly from year to year due to a variety of factors, including the type of investments selected by the sub-adviser(s), changes in transaction costs and market conditions.

*	Prior to their commencement of operations on August 15, 2003, reflects fees paid by the predecessor portfolio.

FISCAL YEAR ENDED DECEMBER 31, 2004

Portfolio	Affiliated Broker-Dealer	Aggregate Brokerage Commissions Paid†	Percentage of Total Brokerage Commissions	Percentage of Transactions (Based on Dollar Amounts)

Large Cap Value Portfolio	Bernstein	$14,991	1.90%	1.81%

Large Cap Growth Portfolio	Bernstein	$6,355	1.52%	0.86%

Large Cap Core Equity Portfolio	Bernstein	$26,687	12.98%	9.35%

Technology Portfolio	Bernstein	$3,401	5.05%	0.06%

Health Care Portfolio	Bernstein	$1,135	0.01%	0.09%

International Equity Portfolio	Bernstein	$125	0.02%	0.01%

Mid Cap Value Portfolio	Bernstein	$5,277	0.21%	0.24%

	Advest Inc.	$6,434	0.26%	0.14%

	SG Cowen	$395	0.02%	0.02%

Mid Cap Growth Portfolio	Bernstein	$16,692	0.89%	0.35%

Aggressive Equity Portfolio	Bernstein	$23,576	0.27%	0.35%

	Advest Inc.	$696	0.01%	0.00%

†	Brokerage commissions may vary significantly from year to year due to a variety of factors, including the type of investments selected by the sub-adviser(s), changes in transaction costs and market conditions.

FISCAL YEAR ENDED DECEMBER 31, 2005

Portfolio	Affiliated Broker-Dealer	Aggregate Brokerage Commissions Paid†	Percentage of Total Brokerage Commissions	Percentage of Transactions (Based on Dollar Amounts)

Large Cap Value Portfolio		$	%	%

Large Cap Growth Portfolio		$	%	%

Large Cap Core Equity Portfolio		$	%	%

Technology Portfolio		$	%	%

Health Care Portfolio		$	%	%

International Equity Portfolio		$	%	%

Mid Cap Value Portfolio		$	%	%

		$	%	%

		$	%	%

Mid Cap Growth Portfolio		$	%	%

Aggressive Equity Portfolio		$	%	%

		$	%	%

†	Brokerage commissions may vary significantly from year to year due to a variety of factors, including the type of investments selected by the sub-adviser(s), changes in transaction costs and market conditions.

Brokerage Transactions Relating to Research Services

For the fiscal year ended December 31, 2005, the portfolios directed the following amount of portfolio transactions to broker-dealers that provided research services, for which the portfolios paid the brokerage commissions indicated:

Portfolio	Amount of Portfolio Transactions	Related Brokerage Commissions Paid
Large Cap Growth Portfolio	$	$
Large Cap Core Equity Portfolio	$	$
Large Cap Value Portfolio	$	$
Mid Cap Growth Portfolio	$	$
Mid Cap Value Portfolio	$	$
International Equity Portfolio	$	$
Technology Portfolio	$	$
Health Care Portfolio	$	$
Core Bond Portfolio	$	$
Aggressive Equity Portfolio	$	$
High Yield Portfolio	$	$

PROXY VOTING POLICIES AND PROCEDURES

Pursuant to the Trust’s Proxy Voting Policies and Procedures, the Trust has delegated the proxy voting responsibilities with respect to each portfolio to AXA Equitable as its investment manager. Because AXA Equitable views proxy voting as a function that is incidental and integral to portfolio management, it has in turn delegated the proxy voting responsibilities with respect to each portfolio, except the Allocation Portfolios and the Target Allocation Portfolios, to the applicable Sub-advisers. The primary focus of the Trust’s proxy voting procedures as they relate to the sub-advised portfolios, therefore, is to seek to ensure that the Sub-advisers have adequate proxy voting policies and procedures in place and to monitor each Sub-adviser’s proxy voting. A description of the proxy voting policies and procedures that each Sub-adviser uses to determine how to vote proxies relating to the portfolio’s securities are included in Appendix C to this SAI. With regard to the Allocation Portfolios and the Target Allocation Portfolios, to the extent a proxy proposal is presented with respect to an Underlying Portfolio, whether or not the proposal would present an issue as to which AXA Equitable could be deemed to have a conflict of interest, AXA Equitable will vote shares held by an Allocation Portfolio or a Target Allocation Portfolio it manages either for or against approval of the proposal, or as an abstention, in the same proportion as the shares for which the Underlying Portfolio’s other shareholders have voted. Information regarding how the portfolios voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available (i) on the Trust’s proxy voting information website at http://www.axaonline.com (go to “Tools & Calculators” and click on “Proxy Voting” box under the “Investing Tools” column) and (ii) on the SEC’s website at http://www.sec.gov.

PURCHASE AND PRICING OF SHARES

The Trust will offer and sell its shares based on each portfolio’s net asset value per share, which will be determined in the manner set forth below.

The net asset value of the shares of each class of each portfolio will be determined once daily, immediately after the declaration of dividends, if any, at the close of business on each business day, as defined below. The net asset value per share of each class of a portfolio will be computed by dividing the sum of the investments held by that portfolio applicable to that class, plus any cash or other assets, minus all liabilities, by the total number of outstanding shares of that class of the portfolio at such time. All expenses borne by the Trust and each of its Classes, will be accrued daily.

The net asset value per share of each portfolio will be determined and computed as follows, in accordance with generally accepted accounting principles, and consistent with the 1940 Act:

•	The assets belonging to each portfolio will include (i) all consideration received by the Trust for the issue or sale of shares of that particular portfolio, together with all assets in which such consideration is invested or reinvested, (ii) all income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, (iii) any portfolios or payments derived from any reinvestment of such proceeds in whatever form the same may be, and (iv) “General Items,” if any, allocated to that portfolio. “General Items” include any assets, income, earnings, profits, and proceeds thereof, portfolios, or payments that are not readily identifiable as belonging to any particular portfolio. General Items will be allocated as the Trust’s Board of Trustees considers fair and equitable.

•	The liabilities belonging to each portfolio will include (i) the liabilities of the Trust in respect of that portfolio, (ii) all expenses, costs, charges and reserves attributable to that portfolio, and (iii) any general liabilities, expenses, costs, charges or reserves of the Trust which are not readily identifiable as belonging to any particular portfolio which have been allocated as the Trust’s Board of Trustees considers fair and equitable.

The value of each portfolio will be determined at the close of business on each “business day.” Normally, this would be each day that the New York Stock Exchange (“NYSE”) is open and would include some federal holidays. The NYSE is closed on New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day (observed), Labor Day, Thanksgiving Day and Christmas (observed). For stocks and options, the close of trading is 4:00 p.m. and 4:15 p.m. Eastern Time, respectively; for bonds it is the close of business in New York City, and for foreign securities (other than ADRs) it is the close of business in the applicable foreign country, with exchange rates determined at 12:00 p.m. Eastern Time.

Values are determined according to accepted accounting practices and all laws and regulations that apply. The assets of each portfolio are valued as follows:

•	Stocks listed on national securities exchanges are valued at the last sale price or official closing price or, if there is no sale or official closing price, at the latest available bid price. Securities listed on the NASDAQ market will be valued using the NASDAQ Official Closing Price (“NOCP”). Generally, the NOCP will be the last sales price unless the reported trade for the security is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price. Other unlisted stocks are valued at their last sale price or official closing price or, if there is no such price, at a bid price estimated by a broker.

•	Foreign securities not traded directly, or in ADRs or similar form, in the U.S. are valued at representative quoted prices from the primary exchange in the currency of the country of origin. Foreign currency is converted into U.S. dollar equivalent at current exchange rates.

•	U.S. Treasury securities and other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are valued at representative quoted prices.

•	Long-term corporate bonds may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service take into account many factors, including institutional size, trading in similar groups of securities and any developments related to specific securities. However, when such prices are not available, such bonds are valued at a bid price estimated by a broker.

•	Short-term debt securities that mature in 60 days or less are valued at amortized cost, which approximates market value. Short-term debt securities that mature in more than 60 days are valued at representative quoted prices.

•	Convertible preferred stocks listed on national securities exchanges or included on the NASDAQ stock market are valued as of their last sale price or, if there is no sale, at the latest available bid price.

•	Convertible bonds, and unlisted convertible preferred stocks, are valued at bid prices obtained from one or more of the major dealers in such bonds or stocks. Where there is a discrepancy between dealers, values may be adjusted based on recent premium spreads to the underlying common stocks. Convertible bonds may be matrix-priced based upon the conversion value to the underlying common stocks and market premiums.

•	Mortgage-backed and asset-backed securities are valued at prices obtained from a bond pricing service where available, or at a bid price obtained from one or more of the major dealers in such securities. If a quoted price is unavailable, an equivalent yield or yield spread quotes will be obtained from a broker and converted to a price.

•	Options are valued at their last sales price or, if not available, previous day’s sales price. Options not traded on an exchange or actively traded are valued according to fair value methods. The market value of a put or call option will usually reflect, among other factors, the market price of the underlying security.

•	Futures contracts are valued at their last sale price or, if there is no sale, at the latest available bid price.

•	Forward foreign exchange contracts are valued by interpolating between the forward and spot currency rates as quoted by a pricing service as of a designated hour on the valuation date.

•	Shares of the Underlying Portfolios held by the Allocation Portfolios and the Target Allocation Portfolios, as well as shares of open-end mutual funds held by a portfolio, will be valued at the net asset value of the shares of such funds as described in their prospectuses.

•	Other securities and assets for which market quotations are not readily available or for which valuation cannot be provided are valued in good faith under the direction of the Board of Trustees.

Events or circumstances affecting the values of portfolio securities that occur between the closing of their principal markets and the time the net asset value is determined, such as foreign securities trading on foreign exchanges that close before the time the net asset value is determined, may be reflected in the Trust’s calculations of net asset values for each applicable portfolio when the Trust deems that the particular event or circumstance would materially affect such portfolio’s net asset value. Such events or circumstances may be company specific, such as an earning report, country or region specific, such as a natural disaster, or global in nature. Such events or circumstances also may include price movements in the U.S. securities markets.

The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Trust’s board of trustees believes reflects fair value. As such, fair value pricing is based on subjective judgments and it is possible that fair value may differ materially from the value realized on a sale. This policy is intended to assure that the portfolio’s net asset value fairly reflects security values as of the time of pricing. Also, fair valuation of a portfolio’s securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the portfolio’s NAV by those traders.

When the Trust writes a call option, an amount equal to the premium received by the Trust is included in the Trust’s financial statements as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When an option expires on its stipulated expiration date or the Trust enters into a closing purchase or sale transaction, the Trust realizes a gain (or loss) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. When an option is exercised, the Trust realizes a gain or loss from the sale of the underlying security, and the proceeds of sale are increased by the premium originally received, or reduced by the price paid for the option.

The Manager and Sub-advisers may, from time to time, under the general supervision of the Board of Trustees or its valuation committee, utilize the services of one or more pricing services available in valuing the assets of the Trust. In addition, there may be occasions when a different pricing provider or methodology is used. The Manager and Sub-advisers will continuously monitor the performance of these services.

TAXATION

Each portfolio is treated for federal tax purposes as a separate entity. The Trust intends that each portfolio will elect to be, and will qualify each year to be treated as, a regulated investment company under Subchapter M of the Code. Such qualification does not involve supervision of management or investment practices or policies by any governmental agency or bureau.

To qualify for treatment as a regulated investment company, a portfolio must, among other things, derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing. For purposes of this test, gross income is determined without regard to losses from the sale or other disposition of stock, securities or those currencies.

If a portfolio failed to qualify for treatment as a regulated investment company for any taxable year, (1) it would be taxed as an ordinary corporation on its taxable income for that year without being able to deduct the distributions it makes to its shareholders, (2) each insurance company separate account invested in the portfolio would fail to satisfy the diversification requirements described below, with the result that the Contracts supported by that account would no longer be eligible for tax deferral, and (3) all distributions out of the portfolio’s earnings and profits, including distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), would be taxable to its shareholders as dividends (i.e., ordinary income). In addition, the portfolio could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for regulated investment company treatment.

As a regulated investment company, each portfolio will not be subject to federal income tax on any of its net investment income or net realized capital gains that are timely distributed to shareholders under the Code. A number of technical rules are prescribed for computing net investment income and net capital gains. For example, dividends are generally treated as received on the ex-dividend date. Also, certain foreign currency losses and capital losses arising after October 31 of a given year may be treated as if they arise on the first day of the next taxable year.

A portfolio investing in foreign securities or currencies may be subject to foreign taxes that could reduce the investment performance of such portfolio.

Subchapter L of the Code requires that each separate account in which Contract premiums are invested be “adequately diversified” (as described in the next paragraph). If a portfolio satisfies certain requirements regarding the types of shareholders it has and the availability of its shares, which each portfolio intends to do, then such a separate account will be able to “look through” that portfolio, and in effect treat its assets as the account’s assets, for purposes of determining whether the account is diversified. Moreover, if an Underlying Portfolio in which a portfolio invests also satisfies those share requirements, which the Trust understands each Underlying Portfolio intends to do, the separate account investing in that portfolio will effectively treat the Underlying Portfolio’s assets as its own for those purposes.

Because the Trust is used to fund Contracts, each portfolio and Underlying Portfolio must meet the diversification requirements imposed by Subchapter L or the Contracts will fail to qualify as life insurance policies or annuity contracts. These requirements, which are in addition to the diversification requirements imposed on the portfolios by the 1940 Act and Subchapter M of the Code, place certain limitations on the assets of each separate account that invest therein — and, as described above, of each portfolio and Underlying Portfolio — that may be invested in securities of a single issuer. Specifically, for a portfolio to meet the investment diversification requirements of Subchapter L, Treasury regulations require that, except as permitted by the “safe harbor” described below, no more than 55% of the total value of the assets of the portfolio may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments and no more than 90% by any four investments. Generally, for purposes of the regulations, all securities of the same issuer are treated as a single investment. Furthermore, the Code provides that each U.S. Government agency or instrumentality is treated as a separate issuer. Subchapter L provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account’s total assets are cash and cash items, government securities, and securities of other regulated investment companies. Compliance with the regulations is tested on the last day of each calendar year quarter. There is a 30-day period after the end of each quarter in which to cure any non-compliance.

Each portfolio may invest in the stock of PFICs if that stock is a permissible investment. A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a portfolio will be subject to federal income tax on a portion of any “excess distribution” it receives on the stock of a PFIC or of any gain from disposition of that stock (collectively “PFIC income”), plus interest thereon, even if the portfolio distributes the PFIC income as a dividend to its shareholders. The balance of the PFIC income will be included in the portfolio’s investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders.

If a portfolio invests in a PFIC and elects to treat the PFIC as a “qualified electing fund” (“QEF”), then in lieu of the foregoing tax and interest obligation, the portfolio will be required to include in income each year its pro rata share of the QEF’s annual ordinary earnings and net capital gain (which it may have to distribute to satisfy the distribution requirement under Subchapter M (“Distribution Requirement”)), even if the QEF does not distribute those earnings and gain to the portfolio. In most instances it will be very difficult, if not impossible, to make this election because of certain of its requirements.

Each portfolio may elect to “mark to market” its stock in any PFIC. “Marking-to-market,” in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of a PFIC’s stock over a portfolio’s adjusted basis therein as of the end of that year. Pursuant to the election, a portfolio also would be allowed to deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock included by the portfolio for prior taxable years under the election. A portfolio’s adjusted basis in each PFIC’s stock with respect to which it has made this election will be adjusted to reflect the amounts of income included and deductions taken thereunder.

The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward currency contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses a portfolio realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures and forward currency contracts a portfolio derives with respect to its business of investing in securities or foreign currencies, will be treated as qualifying income under the income requirement under Subchapter M.

A portfolio may invest in certain futures and “nonequity” options (i.e. certain listed options, such as those on a “broad-based” stock index) — and certain foreign currency options and forward contracts with respect to which it makes a particular election — that will be subject to Section 1256 of the Code “Section 1256 contracts.” Any Section 1256 contracts a portfolio holds at the end of each taxable year generally must be “marked-to-market” (that is, treated as having been sold at that time for their fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of Section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. A portfolio may elect not to have the foregoing rules apply to any “mixed straddle” (that is, a straddle, clearly identified by the portfolio in accordance with the regulations, at least one (but not all) of the positions of which are Section 1256 contracts), although doing so may have the effect of increasing the relative proportion of net short-term capital gain (taxable as ordinary income) and thus increasing the amount of dividends that it must distribute.

Gains or losses (1) from the disposition of foreign currencies, including forward currency contracts, (2) on the disposition of each foreign-currency-denominated debt security that are attributable to fluctuations in the value of the foreign currency between the dates of acquisition and disposition of the security and (3) that are attributable to exchange rate fluctuations between the time a portfolio accrues interest, dividends or other receivables, or expenses or other liabilities, denominated in a foreign currency and the time the portfolio actually collects the receivables or pays the liabilities, generally will be treated as ordinary income or loss.

Offsetting positions in any actively traded security, option, futures or forward contract entered into or held by a portfolio may constitute a “straddle” for federal income tax purposes. Straddles are subject to certain rules that may affect the amount, character and timing of a portfolio’s gains and losses with respect to positions of the straddle by requiring, among other things, that (1) loss realized on disposition of one position of a straddle be deferred to the extent of any unrealized gain in an offsetting position until the latter position is disposed of, (2) the portfolio’s holding period in certain straddle positions not begin until the straddle is terminated (possibly resulting in gain being treated as short-term rather than long-term capital gain) and (3) losses recognized with respect to certain straddle positions, that otherwise would constitute short-term capital losses, be treated as long-term capital losses. Applicable regulations also provide certain “wash sale” rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and “short sale” rules applicable to straddles. Different elections are available to the portfolios, which may mitigate the effects of the straddle rules, particularly with respect to “mixed straddles” (i.e., a straddle of which at least one, but not all, positions are section 1256 contracts).

When a covered call option written (sold) by a portfolio expires, it will realize a short-term capital gain equal to the amount of the premium it received for writing the option. When a portfolio terminates its obligations under such an option by entering into a closing transaction, it will realize a short-term capital gain (or loss), depending on whether the cost of the closing transaction is less (or more) than the premium it received when it wrote the option. When a covered call option written by a portfolio is exercised, it will be treated as having sold the underlying security, producing long-term or short-term capital gain or loss, depending on the holding period of the underlying security and whether the sum of the option price it received on the exercise plus the premium it received when it wrote the option is more or less than the underlying security’s basis.

If a portfolio has an “appreciated financial position” — generally, an interest (including an interest through an option, futures or forward currency contract or short sale) with respect to any stock, debt instrument (other than “straight debt”) or partnership interest the fair market value of which exceeds its adjusted basis — and enters into a “constructive sale” of the position, the portfolio will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or a futures or forward currency contract a portfolio or a related person enters into with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to a portfolio’s transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the portfolio holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the portfolio’s risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).

A portfolio that acquires zero coupon or other securities issued with original issue discount (“OID”) and/or Treasury inflation-indexed securities (“TIIS”), on which principal is adjusted based on changes in the Consumer Price Index, must include in its gross income the OID that accrues on those securities, and the amount of any principal increases on TIIS, during the taxable year, even if the portfolio receives no corresponding payment on them during the year. Similarly, a portfolio that invests in payment-in-kind (“PIK”) securities must include in its gross income securities it receives as “interest” on those securities. Each portfolio has elected similar treatment with respect to securities purchased at a discount from their face value (“market discount”). Because a portfolio annually must distribute substantially all of its investment company taxable income, including any accrued OID, market discount and other non-cash income, to satisfy the Distribution Requirement, it may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions would have to be made from the portfolio’s cash assets or from the proceeds of sales of portfolio securities, if necessary. The portfolio might realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

OTHER INFORMATION

Delaware Statutory Trust.    The Trust is an entity of the type commonly known as a Delaware statutory trust. Although Delaware law statutorily limits the potential liabilities of a Delaware statutory trust’s shareholders to the same extent as it limits the potential liabilities of a Delaware corporation, shareholders of a portfolio could, under certain conflicts of laws jurisprudence in various states, be held personally liable for the obligations of the Trust or a portfolio. However, the trust instrument of the Trust disclaims shareholder liability for acts or obligations of the Trust or its series (the portfolios) and requires that notice of such disclaimer be given in each written obligation made or issued by the trustees or by any officers or officer by or on behalf of the Trust, a series, the trustees or any of them in connection with the Trust. The trust instrument provides for indemnification from a portfolio’s property for all losses and expenses of any portfolio shareholder held personally liable for the obligations of the portfolio. Thus, the risk of a shareholder’s incurring financial loss on account of shareholder liability is limited to circumstances in which a portfolio itself would be unable to meet its obligations, a possibility that AXA Equitable believes is remote and not material. Upon payment of any liability incurred by a shareholder solely by reason of being or having been a shareholder of a portfolio, the shareholder paying such liability will be entitled to reimbursement from the general assets of the portfolio. The Trustees intend to conduct the operations of the portfolios in such a way as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the portfolios.

Classes of Shares.    Each portfolio consists of Class A shares and Class B shares. A share of each class of a portfolio represents an identical interest in that portfolio’s investment portfolio and has the same rights, privileges and preferences. However, each class may differ with respect to sales charges, if any, distribution and/or service fees, if any, other expenses allocable exclusively to each class, voting rights on matters exclusively affecting that class, and its exchange privilege, if any. The different sales charges and other expenses applicable to the different classes of shares of the portfolios will affect the performance of those classes. Each share of a portfolio is entitled to participate equally in dividends, other distributions and the proceeds of any liquidation of that portfolio. However, due to the differing expenses of the classes, dividends and liquidation proceeds on Class A and Class B shares will differ.

Voting Rights.    Shareholders of each portfolio are entitled to one vote for each full share held and fractional votes for fractional shares held. Voting rights are not cumulative and, as a result, the holders of more than 50% of all the shares of the portfolios as a group may elect all of the Trustees of the Trust. The shares of each series of the Trust will be voted separately, except when an aggregate vote of all the series of the Trust is required by law. In accordance with current laws, it is anticipated that an insurance company issuing a Contract that participates in a portfolio will request voting instructions from Contract owners and will vote shares or other voting interests in the insurance company’s separate account in proportion to the voting instructions received.

Shareholder Meetings.    The Trust does not hold annual meetings. Shareholders of record of no less than two-thirds of the outstanding shares of the Trust may remove a Trustee through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. A meeting will be called to vote on the removal of a Trustee at the written request of holders of 10% of the outstanding shares of the Trust.

Class-Specific Expenses.    Each portfolio may determine to allocate certain of its expenses (in addition to service and distribution fees) to the specific classes of its shares to which those expenses are attributable.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP (“PwC”), 300 Madison Avenue, New York, New York 10017, serves as the Trust’s independent registered public accounting firm. PwC is responsible for auditing the annual financial statements of the Trust.

Custodian

JPMorgan Chase Bank (“Chase”), 4 Chase MetroTech Center, Brooklyn, New York 11245, serves as custodian of the Trust’s portfolio securities and other assets. Under the terms of the custody agreement between the Trust and Chase, Chase maintains cash, securities and other assets of the portfolios. Chase is also required, upon the order of the Trust, to deliver securities held by Chase, and to make payments for securities purchased by the Trust. Chase has also entered into sub-custodian agreements with a number of foreign banks and clearing agencies, pursuant to which portfolio securities purchased outside the U.S. are maintained in the custody of these entities.

Transfer Agent

AXA Equitable serves as the transfer agent and dividend disbursing agent for the Trust. AXA Equitable receives no additional compensation for providing such services to the Trust.

Counsel

Kirkpatrick & Lockhart Nicholson Graham LLP, 1601 K Street, N.W., Washington, D.C. 20006, serves as counsel to the Trust. Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019, serves as counsel to the Independent Trustees of the Trust.

FINANCIAL STATEMENTS

The audited financial statements for the year ended [December 31, 2005], including the financial highlights, appearing in the Trust’s Annual Report to Shareholders, filed electronically with the SEC on March     , 2006 (File No. 811-10509), are incorporated by reference and made a part of this document.

APPENDIX A

DESCRIPTION OF COMMERCIAL PAPER RATINGS

A-1 and Prime-1 Commercial Paper Ratings

The rating A-1 (including A-1+) is the highest commercial paper rating assigned by Standard & Poor’s. Commercial paper rated A-1 by Standard & Poor’s has the following characteristics:

•	liquidity ratios are adequate to meet cash requirements;

•	long-term senior debt is rated “A” or better;

•	the issuer has access to at least two additional channels of borrowing;

•	basic earnings and cash flow have an upward trend with allowance made for unusual circumstances;

•	typically, the issuer’s industry is well established and the issuer has a strong position within the industry; and

•	the reliability and quality of management are unquestioned.

Relative strength or weakness of the above factors determines whether the issuer’s commercial paper is rated A-1, A-2 or A-3. Issues rated A-1 that are determined by Standard & Poor’s to have overwhelming safety characteristics are designated A-1+.

The rating Prime-1 is the highest commercial paper rating assigned by Moody’s. Among the factors considered by Moody’s in assigning ratings are the following:

•	evaluation of the management of the issuer;

•	economic evaluation of the issuer’s industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas;

•	evaluation of the issuer’s products in relation to competition and customer acceptance;

•	liquidity;

•	amount and quality of long-term debt;

•	trend of earnings over a period of ten years;

•	financial strength of parent company and the relationships which exist with the issuer; and

•	recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

DESCRIPTION OF BOND RATINGS

Bonds are considered to be “investment grade” if they are in one of the top four ratings.

Standard & Poor’s ratings are as follows:

•	Bonds rated AAA have the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.

•	Bonds rated AA have a very strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

•	Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

•	Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

•	Debt rated BB, B, CCC, CC or C is regarded, on balance, as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse debt conditions.

•	The rating C1 is reserved for income bonds on which no interest is being paid.

•	Debt rated D is in default and payment of interest and/or repayment of principal is in arrears.

The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Moody’s ratings are as follows:

•	Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt-edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

•	Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than the Aaa securities.

•	Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

•	Bonds which are rated Baa are considered as medium grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

•	Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

•	Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

•	Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

•	Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

•	Bonds which are rated C are the lowest class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody’s applies modifiers to each rating classification from Aa through B to indicate relative ranking within its rating categories. The modifier “1” indicates that a security ranks in the higher end of its rating category, the modifier “2” indicates a mid-range ranking and the modifier “3” indicates that the issue ranks in the lower end of its rating category.

APPENDIX B

AXA PREMIER VIP TRUST

Information as of December 31, 2005

AXA PREMIER VIP LARGE CAP GROWTH PORTFOLIO (“FUND”)
Presented below for each portfolio manager is the
number of other accounts of the Adviser managed by the
Portfolio manager and the total assets in the accounts
	managed within each category as of December 31, 2005						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets
ALLIANCE CAPITAL MANAGEMENT L.P.
William D. Baird
RCM CAPITAL MANAGEMENT LLC
Scott Migliori
Seth Reicher
TCW INVESTMENT MANAGEMENT COMPANY
Craig C. Blum
Stephen A. Burlingame

ALLIANCE CAPITAL MANAGEMENT L.P.

Description of any material conflicts

Investment Professional Conflict of Interest Disclosure

As an investment adviser and fiduciary, Alliance Capital owes its clients and shareholders an undivided duty of loyalty. We recognize that conflicts of interest are inherent in our business and accordingly have developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AllianceBernstein Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. We place the interests of our clients first and expect all of our employees to meet their fiduciary duties.

Employee Personal Trading.    Alliance Capital has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of Alliance Capital own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, Alliance Capital permits its employees to engage in personal securities transactions, and also allows them to acquire investments in the AllianceBernstein Mutual Funds through direct purchase, 401K/profit sharing plan investment and/or notionally in connection with deferred incentive compensation awards. Alliance Capital’s Code of Ethics and Business Conduct require disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by Alliance Capital. The Code also requires preclearance of all securities transactions and imposes a one-year holding period for securities purchased by employees to discourage short-term trading.

Managing Multiple Accounts for Multiple Clients.    Alliance Capital has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, Alliance Capital’s policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. No investment professional that manages client accounts carrying performance fees is compensated directly or specifically for the performance of those accounts. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is not tied specifically to the performance of any particular client’s account, nor is it directly tied to the level or change in the level of assets under management.

Allocating Investment Opportunities.    Alliance Capital has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The investment professionals at Alliance Capital routinely are required to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

Alliance Capital’s procedures are also designed to prevent potential conflicts of interest that may arise when Alliance Capital has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which Alliance Capital could share in investment gains.

To address these conflicts of interest, Alliance Capital’s policies and procedures require, among other things, the prompt dissemination to investment professionals of any initial or changed investment recommendations by analysts; the aggregation of orders to facilitate best execution for all accounts; price averaging for all aggregated orders; objective allocation for limited investment opportunities (e.g., on a rotational basis) to ensure fair and equitable allocation among accounts; and limitations on short sales of securities. These procedures also require documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account.

Compensation

Alliance Capital’s compensation program for investment professionals is designed to be competitive and effective in order to attract and retain the highest caliber employees. The compensation program for investment professionals is designed to reflect their ability to generate long-term investment success for our clients, including shareholders of the AllianceBernstein Mutual Funds. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account, nor is compensation tied directly to the level or change in the level of assets under management. Investment professionals’ annual compensation is comprised of the following:

(i)	Fixed base salary: This is generally the smallest portion of compensation. The base salary is a relatively low, fixed salary within a similar range for all investment professionals. The base salary [is determined at the outset of employment based on level of experience,] does not change significantly from year-to-year, and hence, is not particularly sensitive to performance.

(ii)	Discretionary incentive compensation in the form of an annual cash bonus: Alliance Capital’s overall profitability determines the total amount of incentive compensation available to investment professionals. This portion of compensation is determined subjectively based on qualitative and quantitative factors. In evaluating this component of an investment professional’s compensation, Alliance Capital considers the contribution to his/her team or discipline as it relates to that team’s overall contribution to the long-term investment success, business results and strategy of Alliance Capital. Quantitative factors considered include, among other things, relative investment performance (e.g., by comparison to competitor or peer group funds or similar styles of investments, and appropriate, broad-based or specific market indices), and consistency of performance. There are no specific formulas used to determine this part of an investment professional’s compensation and the compensation is not tied to any pre-determined or specified level of performance. Alliance Capital also considers qualitative factors such as the complexity and risk of investment strategies involved in the style or type of assets managed by the investment professional; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of Alliance Capital’s leadership criteria.

(iii)	Discretionary incentive compensation in the form of awards under Alliance Capital’s Partners Compensation Plan (“deferred awards”): Alliance Capital’s overall profitability determines the total amount of deferred awards available to investment professionals. The deferred awards are allocated among investment professionals based on criteria similar to those used to determine the annual cash bonus. There is no fixed formula for determining these amounts. Deferred awards, for which there are various investment options, vest over a four-year period and are generally forfeited if the employee resigns or Alliance Capital terminates his/her employment. Investment options under the deferred awards plan include many of the same AllianceBernstein Mutual Funds offered to mutual fund investors, thereby creating a close alignment between the financial interests of the investment professionals and those of Alliance Capital’s clients and mutual fund shareholders with respect to the performance of those mutual funds. Alliance Capital also permits deferred award recipients to allocate up to 50% of their award to investments in Alliance Capital’s publicly traded equity securities.[1]

(iv)	Contributions under Alliance Capital’s Profit Sharing/401(k) Plan: The contributions are based on Alliance Capital’s overall profitability. The amount and allocation of the contributions are determined at the sole discretion of Alliance Capital.

[1]	Prior to 2002, investment professional compensation also included discretionary long-term incentive in the form of restricted grants of Alliance Capital’s Master Limited Partnership Units.

Ownership of Securities

Portfolio Manager	None	$1- $10,000	$10,001-$50,000	$50,001-$100,000	$100,001-$500,000	$500,001-$1,000,000	over $1,000,000
William D. Baird

RCM CAPITAL MANAGEMENT LLC

Description of any material conflicts

Like other investment professionals with multiple clients, a portfolio manager for a fund may face certain potential conflicts of interest in connection with managing both a fund and other accounts at the same time. The paragraphs below describe some of these potential conflicts, which RCM believes are faced by investment professionals at most major financial firms. RCM has adopted compliance policies and procedures that attempt to address certain of these potential conflicts. The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts.

These potential conflicts may include, among others:

•	The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

•	The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

•	The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

A potential conflict of interest may arise when a fund and other accounts purchase or sell the same securities. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interests of a fund as well as other accounts, RCM’s trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to a fund or another account if one account is favored over another in allocating securities purchased or sold – for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account.

“Cross trades,” in which one RCM account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay. RCM has adopted compliance procedures that provide that any transaction between funds and another RCM-advised account are to be made at an independent current market price, as required by law.

Another potential conflict of interest may arise based on the different investment objectives and strategies of a fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than a fund. Depending on another account’s objectives or other factors, a portfolio manager may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to a fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by a portfolio manager when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts.

A fund’s portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

A fund’s portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the Funds. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(c) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

A fund’s portfolio managers may also face other potential conflicts of interest in managing a fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the Funds and other accounts. In addition, a fund’s portfolio manager may also manage other accounts (including their personal assets or the assets of family members) in their personal capacity. The management of these accounts may also involve certain of the potential conflicts described above. RCM’s investment personnel, including each fund’s portfolio manager, are subject to restrictions on engaging in personal securities transactions, pursuant to Codes of Ethics adopted by RCM, which contain provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Funds. See “Code of Ethics”.

Compensation

Each portfolio manager’s compensation consists of the following elements:

Base Salary.    Each portfolio manager is paid a fixed base salary set at a competitive level, taking into consideration the portfolio manager’s experience and responsibilities, as determined by RCM.

Annual Bonus and profit sharing opportunity.    Each portfolio manager’s compensation is directly affected by the performance of the individual portfolios he or she managers, as well as the performance of the individual’s portfolio management team and the overall success of the firm. A target bonus amount is established at the beginning of the year based on peer data. The target bonus is subject to an increase or decrease at year-end based on firm profitability and individual performance. The individual performance criterion is derived from a calculation using both quantitative and qualitative factors. Approximately 70% of the individual’s performance rating is quantitative, based on the pre-tax investment performance of the accounts managed by both the team and the individual, with 50% of the performance rating measured relative to the relevant portfolio/Fund’s benchmark and 50% of the rating measured relative to the performance of an appropriate peer group (either the relevant Fund’s Lipper or institutional peer group). Performance is calculated over a three year trailing period. The remaining 30% of the bonus is based on a qualitative review of the individual’s performance (with 10% from peer reviews and 20% from the appraisal by the individual’s manager).

Ownership of Securities

Portfolio Manager	None	$1- $10,000	$10,001-$50,000	$50,001-$100,000	$100,001-$500,000	$500,001-$1,000,000	over $1,000,000
Scott Migliori
Seth Reicher

TCW INVESTMENT MANAGEMENT COMPANY

Description of any material conflicts

Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities to more than one account (including a Fund), such as devotion of unequal time and attention to the management of the accounts, inability to allocate limited investment opportunities across a broad band of accounts and incentive to allocate opportunities to an account where the portfolio manager or TCW has a greater financial incentive, such as a performance fee account or where an account or fund managed by a portfolio manager has a higher fee sharing arrangement than the portfolio manager’s fee sharing percentage with respect to the Fund. The Adviser has adopted policies and procedures reasonably designed to address these types of conflicts and the Adviser believes its policies and procedures serve to operate in a manner that is fair and equitable among its clients, including the Funds.

Portfolio Managers Compensation

Portfolio managers of the Advisor are compensated through a combination of base salary, profit sharing based compensation (“profit sharing”) and equity incentive participation in the Advisor’s immediate parent, The TCW Group, Inc. and/or ultimate parent, Société Générale (“equity incentives”). Profit sharing and equity incentives generally represent most of the portfolio managers’ compensation.

Profit sharing is linked quantitatively to a fixed percentage of income relating to accounts in the investment strategy area for which the portfolio managers are responsible and is paid quarterly. While it may be determined on a gross basis, without the deduction of expenses, in most cases, revenues are allocated to a pool and profit sharing compensation is paid out after the deduction of group expenses. The profit sharing percentage used to compensate the portfolio managers for management of the Fund is generally the same as that used to compensate them for all other client accounts they manage in the same strategy for the Advisor and its affiliates under The TCW Group (collectively, “TCW”), with limited exceptions involving grandfathered accounts, firm capital of TCW or accounts sourced through a distinct distribution channel. In general, portfolio managers do not receive discretionary bonuses.

In many cases, the profit sharing percentage is subject to increase based on the relative pre-tax performance of the investment strategy composite, net of fees and expenses, to that of a benchmark. The benchmark varies from strategy to strategy but, within a given strategy, it applies to all accounts, including the Funds. The measurement of performance can be based on single year or multiple year metrics, or a combination thereof.

Certain accounts of TCW have a performance fee in addition to or in lieu of a flat asset-based fee. These performance fees can be (a) asset-based fees, the percentage of which is tied to the performance of the account relative to a benchmark or (b) a percentage of the net gains of the account over a threshold gain tied to a benchmark. For these accounts, the portfolio managers’ profit sharing compensation will apply to such performance fees. The profit sharing percentage in the case of performance fees is generally the same as it is for the profit sharing compensation applicable to the Fund; however, in the case of certain alternative investment products managed by a portfolio manager, the profit sharing percentage may be higher.

All portfolio managers participate in equity incentives providing benefits for performance of the Advisor and its affiliates, through stock ownership or participation and is in stock option or stock appreciation plans of TCW and/or Société Générale. The TCW 2001 and 2005 TCW Stock Option Plans provide eligible portfolio managers the opportunity to participate in an effective economic interest in TCW, the value of which is tied to TCW’s annual financial performance as a whole. TCW portfolio managers also participate in Société Générale’s Stock Option Plan which grants options on its common stock, the value of which may be realized after certain vesting requirements are met. Some portfolio managers are stockholders of TCW and/or Société Générale, as well.

Certain portfolio managers also participate in compensation plans that are allocated a portion of management fees, incentive fees or performance fees payable to TCW in its products, including those not managed by the portfolio managers. Portfolio managers may also participate in deferred compensation programs, the value of which is tied to their tenure at TCW and is payable upon the reaching of certain time-based milestones.

Ownership of Securities*

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
Craig C. Blum	X
Stephen A. Burlingame	X

*	The TCW Code of Ethics prohibits TCW employees from purchasing or otherwise acquiring shares of any third party mutual fund advised or sub-advised by TCW. As a result, the portfolio managers did not own any shares of the fund.

AXA PREMIER VIP LARGE CAP CORE EQUITY PORTFOLIO (“FUND”)
Presented below for each portfolio manager is the number
of other accounts of the Adviser managed by the portfolio
manager and the total assets in the accounts managed
	within each category as of December 31, 2005						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies*		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets
ALLIANCE CAPITAL MANAGEMENT L.P.
Marilyn G. Fedak
John Mahedy
Chris Marx
John Phillips
JANUS CAPITAL MANAGEMENT LLC
E. Marc Pinto	10	$7.4 Billion	2	$82.6 Million	27	$477.8 Million	0	N/A	0	N/A	0	N/A
THORNBURG INVESTMENT MANAGEMENT, INC.
Connor Browne*
William V. Fries	27	$8.7 Billion	21	$2.5 Billion	3,513	$2.3 Billion	0	N/A	0	N/A	1	$667.7 Million
Ed Maran*

*	These portfolio managers were appointed to the Fund effective February 1, 2006. Information for these managers is as of January 31, 2006.

ALLIANCE CAPITAL MANAGEMENT L.P.

Description of any material conflicts

Investment Professional Conflict of Interest Disclosure

As an investment adviser and fiduciary, Alliance Capital owes its clients and shareholders an undivided duty of loyalty. We recognize that conflicts of interest are inherent in our business and accordingly have developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AllianceBernstein Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. We place the interests of our clients first and expect all of our employees to meet their fiduciary duties.

Employee Personal Trading.    Alliance Capital has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of Alliance Capital own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, Alliance Capital permits its employees to engage in personal securities transactions, and also allows them to acquire investments in the AllianceBernstein Mutual Funds through direct purchase, 401K/profit sharing plan investment and/or notionally in connection with deferred incentive compensation awards. Alliance Capital’s Code of Ethics and Business Conduct require disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by Alliance Capital. The Code also requires preclearance of all securities transactions and imposes a one-year holding period for securities purchased by employees to discourage short-term trading.

Managing Multiple Accounts for Multiple Clients.    Alliance Capital has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, Alliance Capital’s policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. No investment professional that manages client accounts carrying performance fees is compensated directly or specifically for the performance of those accounts. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is not tied specifically to the performance of any particular client’s account, nor is it directly tied to the level or change in the level of assets under management.

Allocating Investment Opportunities.    Alliance Capital has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The investment professionals at Alliance Capital routinely are required to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

Alliance Capital’s procedures are also designed to prevent potential conflicts of interest that may arise when Alliance Capital has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which Alliance Capital could share in investment gains.

To address these conflicts of interest, Alliance Capital’s policies and procedures require, among other things, the prompt dissemination to investment professionals of any initial or changed investment recommendations by analysts; the aggregation of orders to facilitate best execution for all accounts; price averaging for all aggregated orders; objective allocation for limited investment opportunities (e.g., on a rotational basis) to ensure fair and equitable allocation among accounts; and limitations on short sales of securities. These procedures also require documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account.

Compensation

Alliance Capital’s compensation program for investment professionals is designed to be competitive and effective in order to attract and retain the highest caliber employees. The compensation program for investment professionals is designed to reflect their ability to generate long-term investment success for our clients, including shareholders of the AllianceBernstein Mutual Funds. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account, nor is compensation tied directly to the level or change in the level of assets under management. Investment professionals’ annual compensation is comprised of the following:

(i)	Fixed base salary: This is generally the smallest portion of compensation. The base salary is a relatively low, fixed salary within a similar range for all investment professionals. The base salary [is determined at the outset of employment based on level of experience,] does not change significantly from year-to-year, and hence, is not particularly sensitive to performance.

(ii)	Discretionary incentive compensation in the form of an annual cash bonus: Alliance Capital’s overall profitability determines the total amount of incentive compensation available to investment professionals. This portion of compensation is determined subjectively based on qualitative and quantitative factors. In evaluating this component of an investment professional’s compensation, Alliance Capital considers the contribution to his/her team or discipline as it relates to that team’s overall contribution to the long-term investment success, business results and strategy of Alliance Capital. Quantitative factors considered include, among other things, relative investment performance (e.g., by comparison to competitor or peer group funds or similar styles of investments, and appropriate, broad-based or specific market indices), and consistency of performance. There are no specific formulas used to determine this part of an investment professional’s compensation and the compensation is not tied to any pre-determined or specified level of performance. Alliance Capital also considers qualitative factors such as the complexity and risk of investment strategies involved in the style or type of assets managed by the investment professional; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of Alliance Capital’s leadership criteria.

(iii)	Discretionary incentive compensation in the form of awards under Alliance Capital’s Partners Compensation Plan (“deferred awards”): Alliance Capital’s overall profitability determines the total amount of deferred awards available to investment professionals. The deferred awards are allocated among investment professionals based on criteria similar to those used to determine the annual cash bonus. There is no fixed formula for determining these amounts. Deferred awards, for which there are various investment options, vest over a four-year period and are generally forfeited if the employee resigns or Alliance Capital terminates his/her employment. Investment options under the deferred awards plan include many of the same AllianceBernstein Mutual Funds offered to mutual fund investors, thereby creating a close alignment between the financial interests of the investment professionals and those of Alliance Capital’s clients and mutual fund shareholders with respect to the performance of those mutual funds. Alliance Capital also permits deferred award recipients to allocate up to 50% of their award to investments in Alliance Capital’s publicly traded equity securities.[1]

(iv)	Contributions under Alliance Capital’s Profit Sharing/401(k) Plan: The contributions are based on Alliance Capital’s overall profitability. The amount and allocation of the contributions are determined at the sole discretion of Alliance Capital.

Ownership of Securities

Portfolio Manager	None	$1- $10,000	$10,001-$50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
Marilyn G. Fedak
John Mahedy
Chris Marx
John Phillips

JANUS CAPITAL MANAGEMENT LLC

Description of any material conflicts

As shown in the accompanying table, the portfolio manager may manage other accounts with investment strategies similar to the Fund. Fees may vary among these accounts and the portfolio manager may personally invest in some but not all of these accounts. These factors could create conflicts of interest because a portfolio manager may have incentives to favor certain accounts over others, resulting in other accounts outperforming the Fund. A conflict may also exist if a portfolio manager identified a limited investment opportunity that may be appropriate for more than one account, but the Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the portfolio manager may execute transactions for another account that may adversely impact the value of securities held by the Fund. However, these risks may be mitigated by the fact that accounts with like investment strategies managed by a particular portfolio manager may be generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, portfolio holdings that may be transferred in-kind when an account is opened, differences in cash flows and account sizes, and similar factors.

Compensation

The following describes the structure and method of calculating the portfolio manager’s compensation as of December 31, 2005.

[1]	Prior to 2002, investment professional compensation also included discretionary long-term incentive in the form of restricted grants of Alliance Capital’s Master Limited Partnership Units.

The portfolio manager is compensated by Janus Capital for managing the Fund and any other funds, portfolios or accounts managed by the portfolio manager (collectively, the “Managed Funds”) through two components: fixed compensation and variable compensation.

Fixed Compensation:    Fixed compensation is paid in cash and is comprised of an annual base salary and an additional amount calculated based on factors such as the complexity of managing funds and other accounts, scope of responsibility (including assets under management), tenure and long-term performance as a portfolio manager.

Variable Compensation:    Variable compensation is paid in the form of cash and long-term incentive awards (consisting of Janus Capital Group Inc. restricted stock, stock options and a cash deferred award aligned with Janus fund shares). Variable compensation is structured to pay the portfolio manager primarily on individual performance, with additional compensation available for team performance and a lesser component based on net asset flows in the Managed Funds. Variable compensation is based on pre-tax performance of the Managed Funds.

The portfolio manager’s individual performance compensation is determined by applying a multiplier tied to the Managed Funds’ aggregate asset-weighted Lipper peer group performance ranking for one- and three-year performance periods, if applicable, with a greater emphasis on three year results. The multiplier is applied against the portfolio manager’s fixed compensation. The portfolio manager is also eligible to receive additional individual performance compensation if the Managed Funds achieve a certain rank in their Lipper peer performance groups in each of three, four, or five consecutive years. The portfolio manager’s compensation is also subject to reduction in the event that the Managed Funds incur material negative absolute performance, and the portfolio manager will not be eligible to earn any individual performance compensation if the Managed Funds’ performance does not meet or exceed a certain ranking in their Lipper peer performance group.

The portfolio manager is also eligible to participate with other Janus equity portfolio managers in a team performance compensation pool which is derived from a formula tied to the team’s aggregate asset- weighted Lipper peer group performance ranking for the one-year performance period. Such compensation is then allocated among eligible individual equity portfolio managers at the discretion of Janus Capital. No team performance compensation is paid to any equity portfolio manager if the aggregate asset-weighted team performance for the one-year period does not meet or exceed a certain rank in the relevant Lipper peer group.

The Portfolio manager may elect to defer payment of a designated percentage of fixed compensation and/or up to all variable compensation in accordance with the Janus Executive Income Deferral Program.

The Fund’s Lipper peer group for compensation purposes is the Large-Cap Growth Funds.

Ownership of Securities

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
E. Marc Pinto	X

THORNBURG INVESTMENT MANAGEMENT, INC.

Description of any material conflicts

Most investment advisors and their portfolio managers manage investments for multiple clients, including mutual funds, private accounts, and retirement plans. In any case where a portfolio manager manages the investments of two or more accounts, there is a possibility that conflicts of interest could arise between the portfolio manager’s management of the fund’s investments and the manager’s management of other accounts. These conflicts could include:

•	Allocating a favorable investment opportunity to one account but not another.

•	Directing one account to buy a security before purchases through other accounts increase the price of the security in the marketplace.

•	Giving substantially inconsistent investment directions at the same time to similar accounts, so as to benefit one account over another.

•	Obtaining services from brokers conducting trades for one account, which are used to benefit another account.

Thornburg Investment Management, Inc. has informed the fund that it has considered the likelihood that any material conflicts of interest could arise between the portfolio manager’s management of the fund’s investments and the portfolio manager’s management of other accounts. Thornburg Investment Management, Inc. has also informed the fund that it has not identified any such conflicts that may arise, and has concluded that it has implemented policies and procedures to identify and resolve any such conflict if it did arise.

Compensation

The compensation of the portfolio manager includes an annual salary, annual bonus, and company-wide profit sharing. The portfolio manager also owns equity shares in the investment manager, Thornburg. Both the salary and bonus are reviewed approximately annually for comparability with salaries of other portfolio managers in the industry, using survey data obtained from compensation consultants. The annual bonus is subjective. Criteria that are considered in formulating the bonus include, but are not limited to, the following: revenues available to pay compensation of the portfolio manager and all other expenses related to supporting the accounts managed by the portfolio manager, including the fund; multiple year historical total return of accounts managed by the portfolio manager, including the fund, relative to market performance and similar funds; single year historical total return of accounts managed by the portfolio manager, including the fund, relative to market performance and similar funds; the degree of sensitivity of the portfolio manager to potential tax liabilities created for account holders in generating returns, relative to overall return. There is no material difference in the method used to calculate the portfolio manager’s compensation with respect to the fund and other accounts managed by the portfolio manager, except that certain accounts managed by the portfolio manager my have no income or capital gains tax considerations. To the extent that the portfolio manager realizes benefits from capital appreciation and dividends paid to shareholders of the investment manager, such benefits accrue from the overall financial performance of the investment manager.

Ownership of Securities

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
Connor Browne
William V. Fries	X
Ed Maran

AXA PREMIER VIP LARGE CAP VALUE PORTFOLIO (“FUND”)
Presented below for each portfolio manager is the number
of other accounts of the Adviser managed by the portfolio
manager and the total assets in the accounts managed
	within each category as of December 31, 2005						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets
ALLIANCE CAPITAL MANAGEMENT L.P.
Aryeh Glatter
INSTITUTIONAL CAPITAL CORPORATION
Robert H. Lyon	17	$4.8 Billion	0	N/A	148	$8.1 Billion	0	N/A	0	N/A	9	$628.6 Million
MFS INVESTMENT MANAGEMENT
Steven R. Gorham	22	$33 Billion	2	$918 Million	24	$3.6 Billion	0	N/A	0	N/A	1	$432.5 Million

ALLIANCE CAPITAL MANAGEMENT L.P.

Description of any material conflicts

Investment Professional Conflict of Interest Disclosure

As an investment adviser and fiduciary, Alliance Capital owes its clients and shareholders an undivided duty of loyalty. We recognize that conflicts of interest are inherent in our business and accordingly have developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AllianceBernstein Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. We place the interests of our clients first and expect all of our employees to meet their fiduciary duties.

Employee Personal Trading.    Alliance Capital has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of Alliance Capital own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, Alliance Capital permits its employees to engage in personal securities transactions, and also allows them to acquire investments in the AllianceBernstein Mutual Funds through direct purchase, 401K/profit sharing plan investment and/or notionally in connection with deferred incentive compensation awards. Alliance Capital’s Code of Ethics and Business Conduct require disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by Alliance Capital. The Code also requires preclearance of all securities transactions and imposes a one-year holding period for securities purchased by employees to discourage short-term trading.

Managing Multiple Accounts for Multiple Clients.    Alliance Capital has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, Alliance Capital’s policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. No investment professional that manages client accounts carrying performance fees is compensated directly or specifically for the performance of those accounts. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is not tied specifically to the performance of any particular client’s account, nor is it directly tied to the level or change in the level of assets under management.

Allocating Investment Opportunities.    Alliance Capital has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The investment professionals at Alliance Capital routinely are required to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

Alliance Capital’s procedures are also designed to prevent potential conflicts of interest that may arise when Alliance Capital has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which Alliance Capital could share in investment gains.

To address these conflicts of interest, Alliance Capital’s policies and procedures require, among other things, the prompt dissemination to investment professionals of any initial or changed investment recommendations by analysts; the aggregation of orders to facilitate best execution for all accounts; price averaging for all aggregated orders; objective allocation for limited investment opportunities (e.g., on a rotational basis) to ensure fair and equitable allocation among accounts; and limitations on short sales of securities. These procedures also require documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account.

Compensation

Alliance Capital’s compensation program for investment professionals is designed to be competitive and effective in order to attract and retain the highest caliber employees. The compensation program for investment professionals is designed to reflect their ability to generate long-term investment success for our clients, including shareholders of the AllianceBernstein Mutual Funds. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account, nor is compensation tied directly to the level or change in the level of assets under management. Investment professionals’ annual compensation is comprised of the following:

(i)	Fixed base salary: This is generally the smallest portion of compensation. The base salary is a relatively low, fixed salary within a similar range for all investment professionals. The base salary [is determined at the outset of employment based on level of experience,] does not change significantly from year-to-year, and hence, is not particularly sensitive to performance.

(ii)	Discretionary incentive compensation in the form of an annual cash bonus: Alliance Capital’s overall profitability determines the total amount of incentive compensation available to investment professionals. This portion of compensation is determined subjectively based on qualitative and quantitative factors. In evaluating this component of an investment professional’s compensation, Alliance Capital considers the contribution to his/her team or discipline as it relates to that team’s overall contribution to the long-term investment success, business results and strategy of Alliance Capital. Quantitative factors considered include, among other things, relative investment performance (e.g., by comparison to competitor or peer group funds or similar styles of investments, and appropriate, broad-based or specific market indices), and consistency of performance. There are no specific formulas used to determine this part of an investment professional’s compensation and the compensation is not tied to any pre-determined or specified level of performance. Alliance Capital also considers qualitative factors such as the complexity and risk of investment strategies involved in the style or type of assets managed by the investment professional; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of Alliance Capital’s leadership criteria.

(iii)	Discretionary incentive compensation in the form of awards under Alliance Capital’s Partners Compensation Plan (“deferred awards”): Alliance Capital’s overall profitability determines the total amount of deferred awards available to investment professionals. The deferred awards are allocated among investment professionals based on criteria similar to those used to determine the annual cash bonus. There is no fixed formula for determining these amounts. Deferred awards, for which there are various investment options, vest over a four-year period and are generally forfeited if the employee resigns or Alliance Capital terminates his/her employment. Investment options under the deferred awards plan include many of the same AllianceBernstein Mutual Funds offered to mutual fund investors, thereby creating a close alignment between the financial interests of the investment professionals and those of Alliance Capital’s clients and mutual fund shareholders with respect to the performance of those mutual funds. Alliance Capital also permits deferred award recipients to allocate up to 50% of their award to investments in Alliance Capital’s publicly traded equity securities.[1]

(iv)	Contributions under Alliance Capital’s Profit Sharing/401(k) Plan: The contributions are based on Alliance Capital’s overall profitability. The amount and allocation of the contributions are determined at the sole discretion of Alliance Capital.

Ownership of Securities

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
Aryeh Glatter

[1]	Prior to 2002, investment professional compensation also included discretionary long-term incentive in the form of restricted grants of Alliance Capital’s Master Limited Partnership Units.

INSTITUTIONAL CAPITAL CORPORATION

Description of any material conflicts

Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities to more than one account (including a Fund), such as devotion of unequal time and attention to the management of the accounts, inability to allocate limited investment opportunities across a broad band of accounts and incentive to allocate opportunities to an account where the portfolio manager or Adviser has a greater financial incentive. The Adviser has adopted policies and procedures reasonably designed to address these types of conflicts and that serve to operate in a manner that is fair and equitable among its clients, including the Funds.

Compensation

Compensation for key investment professionals consists of competitive base salary, annual cash bonus, and equity ownership in the firm. A compensation committee determines the amount of bonus for each individual by examining the person’s impact on the firm’s results for the year, the contribution to performance, and service of client relationships. The performance contribution is measured both in terms of performance relative to each sector’s performance and the benchmark as a whole.

Ownership of Securities

Portfolio Manager	None	$1- $10,000	$10,001-$50,000	$50,001-$100,000	$100,001-$500,000	$500,001-$1,000,000	over $1,000,000
Robert H. Lyon	X

MFS INVESTMENT MANAGEMENT

Description of any material conflicts

MFS seeks to identify potential conflicts of interest resulting from a portfolio manager’s management of both the Fund and other accounts and has adopted policies and procedures designed to address such potential conflicts.

In certain instances there may be securities which are suitable for the Fund’s portfolio as well as for accounts with similar investment objectives of the Adviser or subsidiary of the Adviser. Securities transactions for the Fund and other accounts with similar investment objectives are generally executed on the same day, or the next day. Nevertheless, it may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security.

When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by MFS to be fair and equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. In most cases, however, MFS believes that the Fund’s ability to participate in volume transactions will produce better executions for the Fund.

MFS does not receive a performance fee for its management of the Fund. MFS and/or a portfolio manager may have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Fund — for instance, those that pay a higher advisory fee and/or have a performance fee.

Compensation

Portfolio manager total cash compensation is a combination of base salary and performance bonus:

Base Salary — Base salary represents a relatively smaller percentage of portfolio manager total cash compensation (generally below 33%) than incentive compensation.

Performance Bonus — Generally, incentive compensation represents a majority of portfolio manager total cash compensation. The performance bonus is based on a combination of quantitative and qualitative factors.

•	The quantitative portion is based on pre-tax performance of all of the accounts managed by the portfolio manager (which includes the Fund and any other accounts managed by the portfolio manager) over a one-, three- and five-year period relative to the appropriate Lipper peer group universe and/or one or more benchmark indices with respect to each account. The primary weight is given to portfolio performance over a three-year time period with lesser consideration given to portfolio performance over one- and five-year periods (adjusted as appropriate if the portfolio manager has served for shorter periods).

•	The qualitative portion is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts and traders) and management’s assessment of overall portfolio manager contributions to the investment process (distinct from portfolio performance).

Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests in MFS or its parent company are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process and other factors.

Finally, portfolio managers are provided with a benefits package including a defined contribution plan, health coverage and other insurance, which are available to other employees of MFS on substantially similar terms. The percentage of compensation provided by these benefits depends upon the length of the individual’s tenure at MFS and salary level as well as other factors.

Ownership of Securities

Portfolio Manager	None	$1- $10,000	$10,001-$50,000	$50,001-$100,000	$100,001-$500,000	$500,001-$1,000,000	over $1,000,000
Steven R. Gorham	X

AXA PREMIER VIP MID CAP GROWTH PORTFOLIO (“FUND”)
Presented below for each portfolio manager is the number
of other accounts of the Adviser managed by the portfolio
manager and the total assets in the accounts managed
	within each category as of December 31, 2005						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets
ALLIANCE CAPITAL MANAGEMENT L.P.
Bruce K. Aronow
N. Kumar Kirpalani
Samantha S. Lau
FRANKLIN ADVISERS, INC.
Edward B. Jamieson	3	$8.4 Billion	3		1	$1.4 Billion	0	N/A	0	N/A	0	N/A
Michael McCarthy	10	$11.6 Billion	4		2	$712 Million	0	N/A	0	N/A	0	N/A
PROVIDENT INVESTMENT COUNSEL, INC.*
Richard S. Campagna, CFA	7	$59 Million	1	$2 Million	12	$641 Million	0	N/A	0	N/A	0	N/A
James M. Landreth, CFA	7	$59 Million	1	$2 Million	12	$641 Million	0	N/A	0	N/A	0	N/A
Evelyn D. Lapham, CFA	7	$59 Million	1	$2 Million	12	$641 Million	0	N/A	0	N/A	0	N/A
John J. Yoon, CFA	7	$59 Million	1	$2 Million	12	$641 Million	0	N/A	0	N/A	0	N/A

*	Provident Investment Counsel, Inc. utilizes team management (inclusive of the portfolio managers identified) which are responsible for the day-to-day management of our accounts in this product.

ALLIANCE CAPITAL MANAGEMENT L.P.

Description of any material conflicts

Investment Professional Conflict of Interest Disclosure

As an investment adviser and fiduciary, Alliance Capital owes its clients and shareholders an undivided duty of loyalty. We recognize that conflicts of interest are inherent in our business and accordingly have developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AllianceBernstein Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. We place the interests of our clients first and expect all of our employees to meet their fiduciary duties.

Employee Personal Trading.    Alliance Capital has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of Alliance Capital own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, Alliance Capital permits its employees to engage in personal securities transactions, and also allows them to acquire investments in the AllianceBernstein Mutual Funds through direct purchase, 401K/profit sharing plan investment and/or notionally in connection with deferred incentive compensation awards. Alliance Capital’s Code of Ethics and Business Conduct require disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by Alliance Capital. The Code also requires preclearance of all securities transactions and imposes a one-year holding period for securities purchased by employees to discourage short-term trading.

Managing Multiple Accounts for Multiple Clients.    Alliance Capital has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, Alliance Capital’s policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. No investment professional that manages client accounts carrying performance fees is compensated directly or specifically for the performance of those accounts. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is not tied specifically to the performance of any particular client’s account, nor is it directly tied to the level or change in the level of assets under management.

Allocating Investment Opportunities.    Alliance Capital has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The investment professionals at Alliance Capital routinely are required to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

Alliance Capital’s procedures are also designed to prevent potential conflicts of interest that may arise when Alliance Capital has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which Alliance Capital could share in investment gains.

To address these conflicts of interest, Alliance Capital’s policies and procedures require, among other things, the prompt dissemination to investment professionals of any initial or changed investment recommendations by analysts; the aggregation of orders to facilitate best execution for all accounts; price averaging for all aggregated orders; objective allocation for limited investment opportunities (e.g., on a rotational basis) to ensure fair and equitable allocation among accounts; and limitations on short sales of securities. These procedures also require documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account.

Compensation

Alliance Capital’s compensation program for investment professionals is designed to be competitive and effective in order to attract and retain the highest caliber employees. The compensation program for investment professionals is designed to reflect their ability to generate long-term investment success for our clients, including shareholders of the AllianceBernstein Mutual Funds. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account, nor is compensation tied directly to the level or change in the level of assets under management. Investment professionals’ annual compensation is comprised of the following:

(i)	Fixed base salary: This is generally the smallest portion of compensation. The base salary is a relatively low, fixed salary within a similar range for all investment professionals. The base salary [is determined at the outset of employment based on level of experience,] does not change significantly from year-to-year, and hence, is not particularly sensitive to performance.

(ii)	Discretionary incentive compensation in the form of an annual cash bonus: Alliance Capital’s overall profitability determines the total amount of incentive compensation available to investment professionals. This portion of compensation is determined subjectively based on qualitative and quantitative factors. In evaluating this component of an investment professional’s compensation, Alliance Capital considers the contribution to his/her team or discipline as it relates to that team’s overall contribution to the long-term investment success, business results and strategy of Alliance Capital. Quantitative factors considered include, among other things, relative investment performance (e.g., by comparison to competitor or peer group funds or similar styles of investments, and appropriate, broad-based or specific market indices), and consistency of performance. There are no specific formulas used to determine this part of an investment professional’s compensation and the compensation is not tied to any pre-determined or specified level of performance. Alliance Capital also considers qualitative factors such as the complexity and risk of investment strategies involved in the style or type of assets managed by the investment professional; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of Alliance Capital’s leadership criteria.

(iii)	Discretionary incentive compensation in the form of awards under Alliance Capital’s Partners Compensation Plan (“deferred awards”): Alliance Capital’s overall profitability determines the total amount of deferred awards available to investment professionals. The deferred awards are allocated among investment professionals based on criteria similar to those used to determine the annual cash bonus. There is no fixed formula for determining these amounts. Deferred awards, for which there are various investment options, vest over a four-year period and are generally forfeited if the employee resigns or Alliance Capital terminates his/her employment. Investment options under the deferred awards plan include many of the same AllianceBernstein Mutual Funds offered to mutual fund investors, thereby creating a close alignment between the financial interests of the investment professionals and those of Alliance Capital’s clients and mutual fund shareholders with respect to the performance of those mutual funds. Alliance Capital also permits deferred award recipients to allocate up to 50% of their award to investments in Alliance Capital’s publicly traded equity securities.[1]

(iv)	Contributions under Alliance Capital’s Profit Sharing/401(k) Plan: The contributions are based on Alliance Capital’s overall profitability. The amount and allocation of the contributions are determined at the sole discretion of Alliance Capital.

[1]	Prior to 2002, investment professional compensation also included discretionary long-term incentive in the form of restricted grants of Alliance Capital’s Master Limited Partnership Units.

Ownership of Securities

Portfolio Manager	None	$1- $10,000	$10,001-$50,000	$50,001-$100,000	$100,001-$500,000	$500,001-$1,000,000	over $1,000,000
Bruce K. Aronow
N. Kumar Kirpalani
Samantha S. Lau

FRANKLIN ADVISERS, INC.

Description of any material conflicts

The management of multiple funds and accounts may also give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts. Franklin Advisers, Inc. seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline, such as investing in small and mid capitalization securities. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Fund. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest.

A portfolio manager may also execute transactions for another fund or account at the direction of such fund or account that may adversely impact the value of securities held by the Fund. Securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Finally, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and accounts. Franklin Advisers seeks to manage such potential conflicts by having adopted procedures, approved by the fund boards, intended to provide a fair allocation of buy and sell opportunities among Funds and other accounts.

The structure of a portfolio manager’s compensation may give rise to potential conflicts of interest. A portfolio manager’s base pay tends to increase with additional and more complex responsibilities that include increased assets under management, which indirectly links compensation to sales.

Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest; there is no assurance that a fund’s code of ethics will adequately address such conflicts.

Franklin Templeton Investments has adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

Compensation

Franklin Advisers seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, an incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager’s level of responsibility and Franklin Templeton budget guidelines. Each portfolio manager’s compensation consists of the following three elements:

Base salary.    Each portfolio manager is paid a base salary.

Annual bonus.    Each portfolio manager is eligible to receive an annual bonus. Franklin Templeton feels that portfolio managers should have some deferred or equity-based compensation in order to build a vested interest in the company and its shareholders. With this in mind, bonuses generally are split between cash (65%) and restricted shares of Franklin Resources stock (35%). Larger bonus awards are 50% cash and 50% in restricted shares of Franklin Resources stock. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving superior investment performance and aligns the financial incentives of Franklin Advisers and the portfolio manager. Any bonus under the plan is completely discretionary. While the amount of any bonus is discretionary, the following factors are generally used in determining bonuses under the plan:

•	Investment Performance: The historic investment performance of all accounts managed by the portfolio manager is considered. The pre-tax performance of each account is measured relative to an appropriate peer group benchmark (for example, a Lipper small cap growth peer group if the fund invests primarily in small cap stocks with a growth strategy) and securities market index (for example, the Russell 2000 Growth Index).

•	Non-Investment Performance: The more qualitative contributions of a portfolio manager to Franklin Advisers’ business and the investment management team, including professional knowledge, productivity, responsiveness to client needs and communication, are evaluated in determining the amount of any bonus award.

Additional long term equity-based compensation.    Portfolio managers may be awarded options to purchase common shares of Franklin Resources stock that would permit the portfolio to purchase a set amount of shares at the market price on the date of grant. Some portfolio managers may be granted additional restricted shares of Franklin Resources stock. Awards of such equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees.

Ownership of Securities

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
Edward B. Jamieson	X
Michael McCarthy	X

PROVIDENT INVESTMENT COUNSEL, INC.

Description of any material conflicts

At Provident, individual portfolio managers may manage multiple accounts for multiple clients. In addition to mutual funds, these other accounts may include separate accounts, collective trusts, or offshore funds. Provident manages potential conflicts between funds or with other types of accounts through allocation policies and procedures, internal review processes and oversight by directors. Provident has developed trade allocation procedures and controls to ensure that no one client, regardless of type, is intentionally favored at the expense of another. Allocation policies are designed to address potential conflicts in situations where two or more funds or accounts participate in investment decisions involving the same securities.

Compensation

There are three distinct elements to Provident’s compensation system: salary, incentive bonus compensation, and point-holder bonus. When factoring in all three elements of compensation, our portfolio managers and analysts have the ability to earn compensation in the upper quartile of the industry.

Officers are eligible to receive point-holder status, similar to that of a partnership, which enables them to participate in the sharing of the net profits of the firm. Point-holder status can be reached after consistent periods of outstanding performance, and results in our point-holders moving well up into the first quartile of compensation versus peer competitors.

Ownership of Securities

Portfolio Manager	None	$1- $10,000	$10,001-$50,000	$50,001-$100,000	$100,001-$500,000	$500,001-$1,000,000	over $1,000,000
Richard S. Campagna
James M. Landreth, CFA
Evelyn D. Lapham, CFA
John J. Yoon, CFA

AXA PREMIER VIP MID CAP VALUE PORTFOLIO (“FUND”)
Presented below for each portfolio manager is the
number of other accounts of the Adviser managed by the
portfolio manager and the total assets in the accounts
	managed within each category as of December 31, 2005						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets
AXA ROSENBERG INVESTMENT MANAGEMENT LLC
William E. Ricks
TCW INVESTMENT MANAGEMENT COMPANY
Nicholas F. Galluccio
Susan I. Suvall
WELLINGTON MANAGEMENT COMPANY, LLP
James N. Mordy

AXA ROSENBERG INVESTMENT MANAGEMENT LLC

Description of any material conflicts

Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities to more than one account (including a Fund), such as devotion of unequal time and attention to the management of the accounts, inability to allocate limited investment opportunities across a broad band of accounts and incentive to allocate opportunities to an account where the portfolio manager or Adviser has a greater financial incentive. The Adviser has adopted policies and procedures reasonably designed to address these types of conflicts and that serve to operate in a manner that is fair and equitable among its clients, including the Funds.

Compensation

Compensation is paid by AXA Rosenberg Investment Management LLC. The components include base salary, bonus, and deferred compensation, all of which are fixed, and not based on performance of any of the indicated funds.

Ownership of Securities

Portfolio Manager	None	$1- $10,000	$10,001-$50,000	$50,001-$100,000	$100,001-$500,000	$500,001-$1,000,000	over $1,000,000
William E. Ricks

TCW INVESTMENT MANAGEMENT COMPANY

Description of any material conflicts

Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities to more than one account (including a Fund), such as devotion of unequal time and attention to the management of the accounts, inability to allocate limited investment opportunities across a broad band of accounts and incentive to allocate opportunities to an account where the portfolio manager or TCW has a greater financial incentive, such as a performance fee account or where an account or fund managed by a portfolio manager has a higher fee sharing arrangement than the portfolio manager’s fee sharing percentage with respect to the Fund. The Adviser has adopted policies and procedures reasonably designed to address these types of conflicts and the Adviser believes its policies and procedures serve to operate in a manner that is fair and equitable among its clients, including the Funds.

Portfolio Managers Compensation

Portfolio managers of the Advisor are compensated through a combination of base salary, profit sharing based compensation (“profit sharing”) and equity incentive participation in the Advisor’s immediate parent, The TCW Group, Inc. and/or ultimate parent, Société Générale (“equity incentives”). Profit sharing and equity incentives generally represent most of the portfolio managers’ compensation.

Profit sharing is linked quantitatively to a fixed percentage of income relating to accounts in the investment strategy area for which the portfolio managers are responsible and is paid quarterly. While it may be determined on a gross basis, without the deduction of expenses, in most cases, revenues are allocated to a pool and profit sharing compensation is paid out after the deduction of group expenses. The profit sharing percentage used to compensate the portfolio managers for management of the Fund is generally the same as that used to compensate them for all other client accounts they manage in the same strategy for the Advisor and its affiliates under The TCW Group (collectively, “TCW”), with limited exceptions involving grandfathered accounts, firm capital of TCW or accounts sourced through a distinct distribution channel. In general, portfolio managers do not receive discretionary bonuses.

In many cases, the profit sharing percentage is subject to increase based on the relative pre-tax performance of the investment strategy composite, net of fees and expenses, to that of a benchmark. The benchmark varies from strategy to strategy but, within a given strategy, it applies to all accounts, including the Funds. The measurement of performance can be based on single year or multiple year metrics, or a combination thereof.

Certain accounts of TCW have a performance fee in addition to or in lieu of a flat asset-based fee. These performance fees can be (a) asset-based fees, the percentage of which is tied to the performance of the account relative to a benchmark or (b) a percentage of the net gains of the account over a threshold gain tied to a benchmark. For these accounts, the portfolio managers’ profit sharing compensation will apply to such performance fees. The profit sharing percentage in the case of performance fees is generally the same as it is for the profit sharing compensation applicable to the Fund; however, in the case of certain alternative investment products managed by a portfolio manager, the profit sharing percentage may be higher.

All portfolio managers participate in equity incentives providing benefits for performance of the Advisor and its affiliates, through stock ownership or participation and is in stock option or stock appreciation plans of TCW and/or Société Générale. The TCW 2001 and 2005 TCW Stock Option Plans provide eligible portfolio managers the opportunity to participate in an effective economic interest in TCW, the value of which is tied to TCW’s annual financial performance as a whole. TCW portfolio managers also participate in Société Générale’s Stock Option Plan which grants options on its common stock, the value of which may be realized after certain vesting requirements are met. Some portfolio managers are stockholders of TCW and/or Société Générale, as well.

Certain portfolio managers also participate in compensation plans that are allocated a portion of management fees, incentive fees or performance fees payable to TCW in its products, including those not managed by the portfolio managers. Portfolio managers may also participate in deferred compensation programs, the value of which is tied to their tenure at TCW and is payable upon the reaching of certain time-based milestones.

Ownership of Securities

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001-$100,000	$100,001-$500,000	$500,001-$1,000,000	over $1,000,000
Nicholas Galluccio	X
Susan I. Suvall	X

*	The TCW Code of Ethics prohibits TCW employees from purchasing or otherwise acquiring shares of any third party mutual fund advised or sub-advised by TCW. As a result, the portfolio managers did not own any shares of the fund.

WELLINGTON MANAGEMENT COMPANY, LLP

Description of Material Conflicts

Individual investment professionals at Wellington Management manage multiple portfolios for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies, foundations), bank common trust accounts, and hedge funds. The investment professionals listed in the prospectus who are primarily responsible for the day-to-day management of the fund (“Investment Professional”) generally manages portfolios in several different investment styles. These portfolios may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the Fund. The Investment Professional makes investment decisions for the Fund based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that portfolio. Consequently, the Investment Professional may purchase or sell securities, including IPOs, for one portfolio and not another portfolio, and the performance of securities purchased for the Fund may vary from the performance of securities purchased for other portfolios. The Investment Professional or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Fund, or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely impact the Fund depending on market conditions. For example, the Investment Professional may purchase a security in one portfolio while appropriately selling that same security in another portfolio. In addition, some of these portfolios have fee structures, including performance fees, that are or have the potential to be higher, in some cases significantly higher, than the fees paid by the relevant Fund to Wellington Management. Because incentive payments are tied to revenues earned by Wellington Management, and where noted, to the performance achieved by the manager in each account, the incentives associated with any given fund may be significantly higher or lower than those associated with other accounts managed by a given Investment Professional. Finally, the Investment Professional may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.

Wellington Management’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures that it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary fund guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics, and places additional investment restrictions on Investment Professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management’s Investment Professionals. Although Wellington Management does not track the time an Investment Professional spends on a single portfolio, Wellington Management does periodically assess whether an Investment Professional has adequate time and resources to effectively manage the Investment Professional’s various client mandates.

Compensation

The Fund pays Wellington Management a fee based on the assets under management of the Fund as set forth in the Investment Subadvisory Agreements between Wellington Management and AXA Equitable Life Insurance Company with respect to the Fund. Wellington Management pays its investment professionals out of its total revenues and other resources, including the advisory fees earned with respect to the Fund. The following information relates to the period ended December 31, 2005.

Wellington Management’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management’s compensation of the Investment Professionals includes a base salary and incentive components. The base salary for Mr. Mordy, a partner of Wellington Management is determined by the Managing Partners of the firm. Mr. Mordy’s base salary is generally a fixed amount that may change as a result of an annual review. The Investment Professional is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the Fund managed by the Investment Professional and generally each other portfolio managed by such Investment Professional. Each Investment Professional’s incentive payment relating to the Fund is linked to the gross pre-tax performance of the portion of the Fund managed by the Investment Professional compared to the Russell 2500 Value Index over one and three year periods, with an emphasis on three year results. Wellington Management applies similar incentive compensation structures to other portfolios managed by Mr. Mordy, including portfolios with performance fees. Portfolio-based incentives across all portfolios managed by an Investment Professional can, and typically do, represent a significant portion of an Investment Professional’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Investment Professional may also be eligible for bonus payments based on their overall contribution to Wellington Management’s business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on factors other than portfolio performance. Mr. Mordy, as a partner of Wellington Management, is eligible to participate in a partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula.

Ownership of Securities

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
James N. Mordy

AXA PREMIER VIP INTERNATIONAL EQUITY PORTFOLIO (“FUND”)
Presented below for each portfolio manager is the number
of other accounts of the Adviser managed by the portfolio
manager and the total assets in the accounts managed
	within each category as of December 31, 2005						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets
ALLIANCE CAPITAL MANAGEMENT L.P.
Henry S. D’Auria
Sharon Fay
Giulio Martini
Kevin F. Simms
J.P. MORGAN INVESTMENT MANAGEMENT INC.*
James Fisher
Howard Williams
MARSICO CAPITAL MANAGEMENT, LLC
James G. Gendelman	14	$4.8 Billion	0	N/A	5	$334.3 Million	0	N/A	0	N/A	0	N/A

ALLIANCE CAPITAL MANAGEMENT L.P.

Description of any material conflicts

Investment Professional Conflict of Interest Disclosure

As an investment adviser and fiduciary, Alliance Capital owes its clients and shareholders an undivided duty of loyalty. We recognize that conflicts of interest are inherent in our business and accordingly have developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AllianceBernstein Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. We place the interests of our clients first and expect all of our employees to meet their fiduciary duties.

Employee Personal Trading.    Alliance Capital has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of Alliance Capital own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, Alliance Capital permits its employees to engage in personal securities transactions, and also allows them to acquire investments in the AllianceBernstein Mutual Funds through direct purchase, 401K/profit sharing plan investment and/or notionally in connection with deferred incentive compensation awards. Alliance Capital’s Code of Ethics and Business Conduct require disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by Alliance Capital. The Code also requires preclearance of all securities transactions and imposes a one-year holding period for securities purchased by employees to discourage short-term trading.

Managing Multiple Accounts for Multiple Clients.    Alliance Capital has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, Alliance Capital’s policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. No investment professional that manages client accounts carrying performance fees is compensated directly or specifically for the performance of those accounts. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is not tied specifically to the performance of any particular client’s account, nor is it directly tied to the level or change in the level of assets under management.

Allocating Investment Opportunities.    Alliance Capital has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The investment professionals at Alliance Capital routinely are required to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

Alliance Capital’s procedures are also designed to prevent potential conflicts of interest that may arise when Alliance Capital has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which Alliance Capital could share in investment gains.

To address these conflicts of interest, Alliance Capital’s policies and procedures require, among other things, the prompt dissemination to investment professionals of any initial or changed investment recommendations by analysts; the aggregation of orders to facilitate best execution for all accounts; price averaging for all aggregated orders; objective allocation for limited investment opportunities (e.g., on a rotational basis) to ensure fair and equitable allocation among accounts; and limitations on short sales of securities. These procedures also require documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account.

Compensation

Alliance Capital’s compensation program for investment professionals is designed to be competitive and effective in order to attract and retain the highest caliber employees. The compensation program for investment professionals is designed to reflect their ability to generate long-term investment success for our clients, including shareholders of the AllianceBernstein Mutual Funds. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account, nor is compensation tied directly to the level or change in the level of assets under management. Investment professionals’ annual compensation is comprised of the following:

(i)	Fixed base salary: This is generally the smallest portion of compensation. The base salary is a relatively low, fixed salary within a similar range for all investment professionals. The base salary [is determined at the outset of employment based on level of experience,] does not change significantly from year-to-year, and hence, is not particularly sensitive to performance.

(ii)	Discretionary incentive compensation in the form of an annual cash bonus: Alliance Capital’s overall profitability determines the total amount of incentive compensation available to investment professionals. This portion of compensation is determined subjectively based on qualitative and quantitative factors. In evaluating this component of an investment professional’s compensation, Alliance Capital considers the contribution to his/her team or discipline as it relates to that team’s overall contribution to the long-term investment success, business results and strategy of Alliance Capital. Quantitative factors considered include, among other things, relative investment performance (e.g., by comparison to competitor or peer group funds or similar styles of investments, and appropriate, broad-based or specific market indices), and consistency of performance. There are no specific formulas used to determine this part of an investment professional’s compensation and the compensation is not tied to any pre-determined or specified level of performance. Alliance Capital also considers qualitative factors such as the complexity and risk of investment strategies involved in the style or type of assets managed by the investment professional; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of Alliance Capital’s leadership criteria.

(iii)	Discretionary incentive compensation in the form of awards under Alliance Capital’s Partners Compensation Plan (“deferred awards”): Alliance Capital’s overall profitability determines the total amount of deferred awards available to investment professionals. The deferred awards are allocated among investment professionals based on criteria similar to those used to determine the annual cash bonus. There is no fixed formula for determining these amounts. Deferred awards, for which there are various investment options, vest over a four-year period and are generally forfeited if the employee resigns or Alliance Capital terminates his/her employment. Investment options under the deferred awards plan include many of the same AllianceBernstein Mutual Funds offered to mutual fund investors, thereby creating a close alignment between the financial interests of the investment professionals and those of Alliance Capital’s clients and mutual fund shareholders with respect to the performance of those mutual funds. Alliance Capital also permits deferred award recipients to allocate up to 50% of their award to investments in Alliance Capital’s publicly traded equity securities.[1]

(iv)	Contributions under Alliance Capital’s Profit Sharing/401(k) Plan: The contributions are based on Alliance Capital’s overall profitability. The amount and allocation of the contributions are determined at the sole discretion of Alliance Capital.

[1]	Prior to 2002, investment professional compensation also included discretionary long-term incentive in the form of restricted grants of Alliance Capital’s Master Limited Partnership Units.

Ownership of Securities

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
Henry S. D’Auria
Sharon Fay
Giulio Martini
Kevin F. Simms

J.P. MORGAN INVESTMENT MANAGEMENT INC.

Description of any material conflicts

As shown in the above tables, the portfolio managers may manage accounts in addition to the identified registered investment companies (each a “Fund”). The potential for conflicts of interest exists when portfolio managers manage other accounts with similar investment objectives and strategies as the Fund (“Similar Accounts”). Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities.

Responsibility for managing the Adviser’s clients’ portfolios is organized according to investment strategies within asset classes. Generally, client portfolios with similar strategies are managed by portfolio managers in the same portfolio management group using the same objectives, approach and philosophy. Therefore, portfolio holdings, relative position sizes and industry and sector exposures tend to be similar across similar portfolios, which minimizes the potential for conflicts of interest.

The Adviser may receive more compensation with respect to certain Similar Accounts than that received with respect to the Fund or may receive compensation based in part on the performance of certain Similar Accounts. This may create a potential conflict of interest for the Adviser or its portfolio managers by providing an incentive to favor these Similar Accounts when, for example, placing securities transactions. In addition, the Adviser could be viewed as having a conflict of interest to the extent that the Adviser or an affiliate has a proprietary investment in Similar Accounts, the portfolio managers have personal investments in Similar Accounts or the Similar Accounts are investment options in the Adviser’s employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as the Adviser may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. The Adviser may be perceived as causing accounts it manages to participate in an offering to increase the Adviser’s overall allocation of securities in that offering. A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. If the Adviser manages accounts that engage in short sales of securities of the type in which the Fund invests, the Adviser could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.

The Adviser has policies and procedures designed to manage these conflicts described above such as allocation of investment opportunities to achieve fair and equitable allocation of investment opportunities among its clients over time. For example:

Orders for the same equity security are aggregated on a continual basis throughout each trading day consistent with the Adviser’s duty of best execution for its clients. If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis. Partially completed orders generally will be allocated among the participating accounts on a pro-rata average price basis, subject to certain limited exceptions. For example, accounts that would receive a de minimis allocation relative to their size may be excluded from the order. Another exception may occur when thin markets or price volatility require that an aggregated order be completed in multiple executions over several days. If partial completion of the order would result in an uneconomic allocation to an account due to fixed transaction or custody costs, the adviser may exclude small orders until 50% of the total order is completed. Then the small orders will be executed. Following this procedure, small orders will lag in the early execution of the order, but will be completed before completion of the total order.

Purchases of money market instruments and fixed income securities cannot always be allocated pro-rata across the accounts with the same investment strategy and objective. However, the Adviser attempts to mitigate any potential unfairness by basing non-pro rata allocations upon an objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of the Adviser so that fair and equitable allocation will occur over time.

Compensation

The Adviser’s portfolio managers participate in a competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes a base salary fixed from year to year and a variable performance bonus consisting of cash incentives and restricted stock and, in some cases, mandatory deferred compensation. These elements reflect individual performance and the performance of the Adviser’s business as a whole.

Each portfolio manager’s performance is formally evaluated annually based on a variety of factors including the aggregate size and blended performance of the portfolios such portfolio manager manages. Individual contribution relative to client goals carries the highest impact. Portfolio manager compensation is primarily driven by meeting or exceeding clients’ risk and return objectives, relative performance to competitors or competitive indices and compliance with firm policies and regulatory requirements. In evaluating each portfolio manager’s performance with respect to the mutual funds he or she manages, the funds’ pre-tax performance is compared to, among other things, each fund’s benchmark index listed in the fund’s prospectus over one, three and five year periods (or such shorter time as the portfolio manager has managed the fund). For this portfolio, this benchmark is the Morgan Stanley Capital International EAFE Index. Investment performance is generally more heavily weighted to the long-term.

Stock awards are granted as part of an employee’s annual performance bonus and comprise from 0% to 35% of a portfolio manager’s total award. As the level of incentive compensation increases, the percentage of compensation awarded in restricted stock also increases. Certain investment professionals may also be subject to a mandatory deferral of a portion of their compensation into proprietary mutual funds based on long-term sustained investment performance.

Ownership of Securities

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
James Fisher
Howard Williams

MARSICO CAPITAL MANAGEMENT, LLC

Description of any material conflicts

Portfolio managers at Marsico Capital Management, LLC (“MCM”) typically manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations, and accounts managed on behalf of individuals), and commingled trust accounts. Portfolio managers make investment decisions for each portfolio, including the AXA Premier VIP International Equity Portfolio, based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio, or may take similar actions for different portfolios at different times. Consequently, the mix of securities purchased in one portfolio may perform better than the mix of securities purchased for another portfolio. Similarly, the sale of securities from one portfolio may cause that portfolio to perform better than others if the value of those securities decline.

Potential conflicts of interest may also arise when allocating and/or aggregating trades MCM often aggregates into a single trade order several individual contemporaneous client trade orders in a single security. Under MCM’s trade management policy and procedures, when trades are aggregated on behalf of more than one account, such transactions will be allocated to all participating client accounts in a fair and equitable manner. With respect to IPOs and other syndicated or limited offerings, it is MCM’s policy to seek to assure that over the long term, accounts with the same or similar investment objectives will receive an equitable opportunity to participate meaningfully and will not be unfairly disadvantaged. To deal with such situations, MCM has adopted policies and procedures for allocating such transactions across multiple accounts. MCM’s policies also seek to ensure that portfolio managers do not systematically allocate other types of trades in a manner that would be more beneficial to one account than another. MCM’s compliance department monitors transactions made on behalf of multiple clients to seek to assure adherence to its policies.

As discussed above, MCM has adopted and implemented policies and procedures that seek to minimize potential conflicts of interest that may arise as a result of a portfolio manager advising multiple accounts. In addition, MCM monitors a variety of areas, including compliance with primary Fund guidelines, the allocation of securities, and compliance with its Code of Ethics.

Compensation

MCM’s portfolio managers are generally subject to the compensation structure applicable to all MCM employees. As such, Mr. Gendelman’s compensation consists of a base salary (reevaluated at least annually), and periodic cash bonuses. Bonuses are typically based on two primary factors: (1) MCM’s overall profitability for the period, and (2) individual achievement and contribution.

Portfolio manager compensation takes into account, among other factors, the overall performance of all accounts for which the manager provides investment advisory services. Portfolio managers do not receive special consideration based on the performance of particular accounts. Exceptional individual efforts are rewarded through greater participation in the bonus pool. Portfolio manager compensation comes solely from MCM.

Although MCM may compare account performance with relevant benchmark indices such as the Morgan Stanley Capital International EAFE Index, portfolio manager compensation is not directly tied to achieving any pre-determined or specified level of performance. In order to encourage a long-term time horizon for managing portfolios, MCM seeks to evaluate the portfolio manager’s individual performance over periods longer than the immediate compensation period (any performance-specific criteria is generally based on a 3-5 year horizon). In addition, portfolio managers are compensated based on other criteria, including effectiveness of leadership within MCM’s Investment Team, contributions to MCM’s overall investment performance, discrete securities analysis, and other factors.

In addition to his salary and bonus, Mr. Gendelman may participate in other MCM benefits to the same extent and on the same basis as other MCM employees.

Ownership of Securities

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
James G. Gendelman	X

AXA PREMIER VIP TECHNOLOGY PORTFOLIO (“FUND”)
Presented below for each portfolio manager is the number
of other accounts of the Adviser managed by the portfolio
manager and the total assets in the accounts managed
	within each category as of December 31, 2005						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets
FIRSTHAND CAPITAL MANAGEMENT, INC.
Kevin M. Landis	4	$626 Million	0	N/A	3	$325,000	0	N/A	0	N/A	0	N/A
RCM CAPITAL MANAGEMENT LLC
Huachen Chen
Walter Price
WELLINGTON MANAGEMENT COMPANY, LLP
John F. Averill
Bruce L. Glazer
Anita M. Killian
Virkam Murthy
Scott E. Simpson
Eric Stromquist

FIRSTHAND CAPITAL MANAGEMENT, INC.

Description of any material conflicts

Kevin Landis manages portfolios in several different investment styles and vehicles, including mutual funds, hedge funds and separate accounts. He makes investment decisions for each portfolio based on the investment objectives, strategies, and policies of each portfolio, including the Fund’s. As a result, he may purchase securities for one portfolio and not another and may, in fact, purchase a security for one portfolio while appropriately selling the same security for another portfolio. In addition, some of these portfolios have fee structures that are higher than the fees paid by the Fund to Firsthand Capital Management, Inc.

Firsthand’s objective is to provide the same high-quality investment services to all clients, while meeting our fiduciary obligations to treat all clients fairly. Firsthand has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address the potential conflicts that may arise from managing multiple accounts for multiple clients. Firsthand monitors a variety of areas, including compliance with the firm’s Code of Ethics, trade and IPO allocation, and compliance with the Fund’s objectives, policies, and procedures.

Compensation

The portfolio manager is paid a competitive salary (fixed) and is granted a bonus based upon his performance during the calendar year relative to his peers, breadth of coverage of stocks in the portfolios (versus that of analysts), assets under his management, and total firm assets. The portfolio manager is also eligible to participate in the firm’s 401(k) Plan.

Ownership of Securities

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001-$100,000	$100,001- $500,000	$500,001-$1,000,000	over $1,000,000
Kevin M. Landis	X

RCM CAPITAL MANAGEMENT LLC

Description of any material conflicts

Like other investment professionals with multiple clients, a portfolio manager for a fund may face certain potential conflicts of interest in connection with managing both a fund and other accounts at the same time. The paragraphs below describe some of these potential conflicts, which RCM believes are faced by investment professionals at most major financial firms. RCM has adopted compliance policies and procedures that attempt to address certain of these potential conflicts. The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts.

These potential conflicts may include, among others:

•	The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

•	The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

•	The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

A potential conflict of interest may arise when a fund and other accounts purchase or sell the same securities. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interests of a fund as well as other accounts, RCM’s trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to a fund or another account if one account is favored over another in allocating securities purchased or sold – for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account.

“Cross trades,” in which one RCM account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay. RCM has adopted compliance procedures that provide that any transaction between funds and another RCM-advised account are to be made at an independent current market price, as required by law.

Another potential conflict of interest may arise based on the different investment objectives and strategies of a fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than a fund. Depending on another account’s objectives or other factors, a portfolio manager may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to a fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by a portfolio manager when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts.

A fund’s portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

A fund’s portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the Funds. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(c) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

A fund’s portfolio managers may also face other potential conflicts of interest in managing a fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the Funds and other accounts. In addition, a fund’s portfolio manager may also manage other accounts (including their personal assets or the assets of family members) in their personal capacity. The management of these accounts may also involve certain of the potential conflicts described above. RCM’s investment personnel, including each fund’s portfolio manager, are subject to restrictions on engaging in personal securities transactions, pursuant to Codes of Ethics adopted by RCM, which contain provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Funds. See “Code of Ethics”.

Pallas Investment Partners, L.P. (“Pallas”) and Related Entities. Pallas is an investment adviser registered with the SEC. Pallas is owned by Walter Price. Mr. Price is dually employed by Pallas and by RCM.

Pallas serves as investment manager to two unregistered investment companies (the “Pallas Hedge Funds”) – Pallas Global Technology Hedge Fund, L.P. and Pallas Investments II, L.P., each a Delaware limited partnership. The general partner of Pallas Investments II, L.P. and Pallas Global Technology Hedge Fund, L.P. is Pallas Investments, LLC, a Delaware limited liability company (the “General Partner”). Mr. Price owns a majority of the interests in the General Partner. RCM has the right to a minority percentage of the profits of Pallas that are derived from the Pallas Hedge Funds. RCM has a minority ownership interest in the General Partner.

Each of the Pallas Hedge Funds pays a management fee and an incentive fee (based on a percentage of profits) to either Pallas or the General Partner. The management fee is 1.25% for Pallas Investments II, L.P. and Pallas Global Technology Hedge Fund, L.P. Mr. Price acts as portfolio manager for certain RCM client accounts including, among others, the AXA Premier VIP Technology Portfolio.

RCM and Pallas share common employees, facilities, and systems. Pallas may act as investment adviser to one or more of RCM’s affiliates, and may serve as sub-adviser for accounts or clients for which RCM or one of its affiliates serves as investment manager or investment adviser. RCM also may provide other services, including but not limited to investment advisory services or administrative services, to Pallas.

RCM, Pallas, and the Allianz Advisory Affiliates all engage in proprietary research and all acquire investment information and research services from broker-dealers. RCM and the Allianz Advisory Affiliates share such research and investment information.

In addition, trades entered into by Pallas on behalf of Pallas’ clients are executed through RCM’s equity trading desk, and trades by Pallas on behalf of Pallas’ clients (including the Pallas Hedge Funds) are aggregated with trades by RCM on behalf of RCM’s clients. All trades on behalf of Pallas’ clients that are executed through RCM’s equity trading desk will be executed pursuant to procedures designed to ensure that all clients of both RCM and Pallas (including the Pallas Hedge Funds) is treated fairly and equitably over time. The General Partner and/or Pallas receive a participation in the profits of the Pallas Hedge Funds. Mr. Price also invested personally in one or more of the Pallas Hedge Funds. As a result, Mr. Price has a conflict of interest with respect to the management of the Pallas Hedge Funds and the other accounts that he manages, and he may have an incentive to favor the Pallas Hedge Funds over other accounts that he manages. RCM has adopted procedures reasonably designed to ensure that Mr. Price meets his fiduciary obligations to all clients for whom he acts as portfolio manager and treats all such clients fairly and equitably over time.

Compensation

Each portfolio manager’s compensation consists of the following elements:

Base Salary.    Each portfolio manager is paid a fixed base salary set at a competitive level, taking into consideration the portfolio manager’s experience and responsibilities, as determined by RCM.

Annual Bonus and profit sharing opportunity.    Each portfolio manager’s compensation is directly affected by the performance of the individual portfolios he or she managers, as well as the performance of the individual’s portfolio management team and the overall success of the firm. A target bonus amount is established at the beginning of the year based on peer data. The target bonus is subject to an increase or decrease at year-end based on firm profitability and individual performance. The individual performance criterion is derived from a calculation using both quantitative and qualitative factors. Approximately 70% of the individual’s performance rating is quantitative, based on the pre-tax investment performance of the accounts managed by both the team and the individual, with 50% of the performance rating measured relative to the relevant portfolio/Fund’s benchmark and 50% of the rating measured relative to the performance of an appropriate peer group (either the relevant Fund’s Lipper or institutional peer group). Performance is calculated over a three year trailing period. The remaining 30% of the bonus is based on a qualitative review of the individual’s performance (with 10% from peer reviews and 20% from the appraisal by the individual’s manager).

Ownership of Securities

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
Huachen Chen	X
Walter Price	X

WELLINGTON MANAGEMENT COMPANY, LLP

Description of Material Conflicts

Individual investment professionals at Wellington Management manage multiple portfolios for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies, foundations), bank common trust accounts, and hedge funds. The investment professionals listed in the prospectus who are primarily responsible for the day-to-day management of the Fund (“Investment Professionals”) generally manage portfolios in several different investment styles. These portfolios may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the relevant Fund. The Investment Professionals make investment decisions for the Fund based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that portfolio. Consequently, the Investment Professionals may purchase or sell securities, including IPOs, for one portfolio and not another portfolio, and the performance of securities purchased for the Fund may vary from the performance of securities purchased for other portfolios. The Investment Professionals or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Fund, or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely impact the Fund depending on market conditions. For example, the Investment Professionals may purchase a security in one portfolio while appropriately selling that same security in another portfolio. In addition, some of these portfolios have fee structures, including performance fees, that are or have the potential to be higher, in some cases significantly higher, than the fees paid by the relevant Fund to Wellington Management. Messrs. Averill, Glazer and Stromquist also manage hedge funds which pay performance allocations to Wellington Management or its affiliates. Because incentive payments are tied to revenues earned by Wellington Management, and where noted, to the performance achieved by the manager in each account, the incentives associated with any given fund may be significantly higher or lower than those associated with other accounts managed by a given Investment Professional. Finally, the Investment Professionals may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.

Wellington Management’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures that it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary fund guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics, and places additional investment restrictions on Investment Professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management’s Investment Professionals. Although Wellington Management does not track the time an Investment Professional spends on a single portfolio, Wellington Management does periodically assess whether an Investment Professional has adequate time and resources to effectively manage the Investment Professional’s various client mandates.

Compensation

The Fund pays Wellington Management a fee based on the assets under management of the Fund as set forth in the Investment Subadvisory Agreements between Wellington Management and AXA Equitable Life Insurance Company with respect to the Fund. Wellington Management pays its investment professionals out of its total revenues and other resources, including the advisory fees earned with respect to the Fund. The following information relates to the fiscal year ended December 31, 2005.

Wellington Management’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients.

Wellington Management’s compensation of the Investment Professionals includes a base salary and incentive components. The base salary for each Investment Professional who is a partner of Wellington Management is determined by the Managing Partners of the firm. A partner’s base salary is generally a fixed amount that may change as a result of an annual review. The base salaries for all other Investment Professionals are determined by the Investment Professional’s experience and performance in their respective roles. Base salaries for employees are reviewed annually and may be adjusted based on the recommendation of the Investment Professional’s Business Manager, using guidelines established by Wellington Management’s Compensation Committee, which has final oversight responsibility for base salaries of employees of the firm. Each Investment Professional is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the relevant Fund managed by the Investment Professional and generally each other portfolio managed by such Investment Professional. Each Investment Professional’s incentive payment relating to the relevant Fund is linked to the gross pre-tax performance of the portion of the Fund managed by the Investment Professional compared to the Russell 1000 Technology Index over one and three year periods, with an emphasis on three year results. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other portfolios managed by the Investment Professionals, including portfolios with performance fees. Portfolio-based incentives across all portfolios managed by an Investment Professional can, and typically do, represent a significant portion of an Investment Professional’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Investment Professionals may also be eligible for bonus payments based on their overall contribution to Wellington Management’s business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on factors other than portfolio performance. Each partner of Wellington Management is eligible to participate in a partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula, as a partner of the firm. The following Investment Professionals are partners of the firm: John Averill, Bruce Glazer, Scott Simpson, and Eric Stromquist.

Ownership of Securities

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
John F. Averill
Bruce L. Glazer
Anita M. Killian
Virkam Murthy
Scott E. Simpson
Eric Stromquist

AXA PREMIER VIP HEALTH CARE PORTFOLIO (“FUND”)
Presented below for each portfolio manager is the
number of other accounts of the Adviser managed by the
portfolio manager and the total assets in the accounts
	managed within each category as of December 31, 2005						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets
A I M CAPITAL MANAGEMENT, INC.
Sunaina Murthy
Derek M. Taner
Michael Yellen
RCM CAPITAL MANAGEMENT LLC
Michael Dauchot
WELLINGTON MANAGEMENT COMPANY, LLP
Robert L. Deresiewicz
Ann C. Gallo
Jean M. Hynes
Kirk J. Mayer
Joseph H. Schwartz

AIM CAPITAL MANAGEMENT, INC.

Description of any material conflicts

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one Fund or other account. More specifically, portfolio managers who manage multiple Funds and /or other accounts are presented with the following potential conflicts:

•	The management of multiple Funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Fund and/or other account. AIM seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Funds.

•	If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one Fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible Funds and other accounts. To deal with these situations, AIM and the Funds have adopted procedures for allocating portfolio transactions across multiple accounts.

•

With respect to securities transactions for the Funds, AIM determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as mutual funds for which AIM or an affiliate acts as sub-advisor, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), AIM may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, AIM or its affiliates may place separate, non-simultaneous, transactions for a Fund and another account which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other account.

•	Finally, the appearance of a conflict of interest may arise where AIM has an incentive, such as a performance-based management fee, which relates to the management of one Fund or account but not all Funds and accounts with respect to which a portfolio manager has day-to-day management responsibilities.

AIM and the Funds have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Compensation

AIM seeks to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. Portfolio managers receive a base salary, an incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote good sustained fund performance. AIM evaluates competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Each portfolio manager’s compensation consists of the following five elements:

•	Base salary. Each portfolio manager is paid a base salary. In setting the base salary, AIM’s intention is to be competitive in light of the particular portfolio manager’s experience and responsibilities.

•	Annual bonus. Each portfolio manager is eligible to receive an annual cash bonus which has quantitative and non-quantitative components. Generally, 70% of the bonus is quantitatively determined, based typically on a four-year rolling average of pre-tax performance of all registered investment company accounts for which a portfolio manager has day-to-day management responsibilities versus the performance of a pre-determined peer group. In instances where a portfolio manager has responsibility for management of more than one fund, an asset weighted four-year rolling average is used.

High fund performance (against applicable peer group) would deliver compensation generally associated with top pay in the industry (determined by reference to the third-party provided compensation survey information) and poor fund performance (versus applicable peer group) could result in no bonus. The amount of fund assets under management typically have an impact on the bonus potential (for example, managing more assets increases the bonus potential); however, this factor typically carries less weight than relative performance. The remaining 30% portion of the bonus is discretionary as determined by AIM and takes into account other subjective factors.

•	Equity-based compensation. Portfolio managers may be awarded options to purchase common shares and/or granted restricted shares of AMVESCAP stock from pools determined from time to time by the Remuneration Committee of the AMVESCAP Board of Directors. Awards of equity-based compensation typically vest over time, so as to create incentives to retain key talent.

•	Participation in group insurance programs. Portfolio managers are provided life insurance coverage in the form of a group variable universal life insurance policy, under which they may make additional contributions to purchase additional insurance coverage or for investment purposes.

•	Participation in deferred compensation plan. Portfolio managers are eligible to participate in a non-qualified deferred compensation plan, which affords participating employees the tax benefits of deferring the receipt of a portion of their cash compensation.

Portfolio managers also participate in benefit plans and programs available generally to all employees.

Ownership of Securities

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001-$100,000	$100,001- $500,000	$500,001-$1,000,000	over $1,000,000
Sunaina Murthy
Derek M. Taner
Michael Yellen

RCM CAPITAL MANAGEMENT LLC

Description of any material conflicts

Like other investment professionals with multiple clients, a portfolio manager for a fund may face certain potential conflicts of interest in connection with managing both a fund and other accounts at the same time. The paragraphs below describe some of these potential conflicts, which RCM believes are faced by investment professionals at most major financial firms. RCM has adopted compliance policies and procedures that attempt to address certain of these potential conflicts. The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts.

These potential conflicts may include, among others:

•	The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

•	The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

•	The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

A potential conflict of interest may arise when a fund and other accounts purchase or sell the same securities. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interests of a fund as well as other accounts, RCM’s trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to a fund or another account if one account is favored over another in allocating securities purchased or sold – for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account.

“Cross trades,” in which one RCM account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay. RCM has adopted compliance procedures that provide that any transaction between funds and another RCM-advised account are to be made at an independent current market price, as required by law.

Another potential conflict of interest may arise based on the different investment objectives and strategies of a fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than a fund. Depending on another account’s objectives or other factors, a portfolio manager may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to a fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by a portfolio manager when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts.

A fund’s portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

A fund’s portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the Funds. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(c) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

A fund’s portfolio managers may also face other potential conflicts of interest in managing a fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the Funds and other accounts. In addition, a fund’s portfolio manager may also manage other accounts (including their personal assets or the assets of family members) in their personal capacity. The management of these accounts may also involve certain of the potential conflicts described above. RCM’s investment personnel, including each fund’s portfolio manager, are subject to restrictions on engaging in personal securities transactions, pursuant to Codes of Ethics adopted by RCM, which contain provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Funds. See “Code of Ethics”.

Compensation

Each portfolio manager’s compensation consists of the following elements:

Base Salary.    Each portfolio manager is paid a fixed base salary set at a competitive level, taking into consideration the portfolio manager’s experience and responsibilities, as determined by RCM.

Annual Bonus and profit sharing opportunity.    Each portfolio manager’s compensation is directly affected by the performance of the individual portfolios he or she managers, as well as the performance of the individual’s portfolio management team and the overall success of the firm. A target bonus amount is established at the beginning of the year based on peer data. The target bonus is subject to an increase or decrease at year-end based on firm profitability and individual performance. The individual performance criterion is derived from a calculation using both quantitative and qualitative factors. Approximately 70% of the individual’s performance rating is quantitative, based on the pre-tax investment performance of the accounts managed by both the team and the individual, with 50% of the performance rating measured relative to the relevant portfolio/Fund’s benchmark and 50% of the rating measured relative to the performance of an appropriate peer group (either the relevant Fund’s Lipper or institutional peer group). Performance is calculated over a three year trailing period. The remaining 30% of the bonus is based on a qualitative review of the individual’s performance (with 10% from peer reviews and 20% from the appraisal by the individual’s manager).

Ownership of Securities

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001-$100,000	$100,001- $500,000	$500,001-$1,000,000	over $1,000,000
Michael Dauchot

WELLINGTON MANAGEMENT COMPANY, LLP

Description of Material Conflicts

Individual investment professionals at Wellington Management manage multiple portfolios for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies, foundations), bank common trust accounts, and hedge funds. The investment professionals listed in the prospectus who are primarily responsible for the day-to-day management of the Funds (“Investment Professionals”) generally manage portfolios in several different investment styles. These portfolios may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the Fund. The Investment Professionals make investment decisions for the Fund based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that portfolio. Consequently, the Investment Professionals may purchase or sell securities, including IPOs, for one portfolio and not another portfolio, and the performance of securities purchased for the Fund may vary from the performance of securities purchased for other portfolios. The Investment Professionals or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Fund, or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely impact the Fund depending on market conditions. For example, the Investment Professionals may purchase a security in one portfolio while appropriately selling that same security in another portfolio. In addition, some of these portfolios have fee structures, including performance fees, that are or have the potential to be higher, in some cases significantly higher, than the fees paid by the Fund to Wellington Management. Ms. Hynes also manages hedge funds which pay performance allocations to Wellington Management or its affiliates. Because incentive payments are tied to revenues earned by Wellington Management, and where noted, to the performance achieved by the manager in each account, the incentives associated with any given fund may be significantly higher or lower than those associated with other accounts managed by a given Investment Professional. Finally, the Investment Professionals may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.

Wellington Management’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures that it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary fund guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics, and places additional investment restrictions on Investment Professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management’s Investment Professionals. Although Wellington

Management does not track the time an Investment Professional spends on a single portfolio, Wellington Management does periodically assess whether an Investment Professional has adequate time and resources to effectively manage the Investment Professional’s various client mandates.

Compensation

The Funds pay Wellington Management a fee based on the assets under management of the Fund as set forth in the Investment Subadvisory Agreements between Wellington Management and AXA Equitable Life Insurance Company with respect to the Fund. Wellington Management pays its investment professionals out of its total revenues and other resources, including the advisory fees earned with respect to the Fund. The following information relates to the fiscal year ended December 31, 2005.

Wellington Management’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management’s compensation of the Investment Professionals includes a base salary and incentive components. The base salary for each Investment Professional who is a partner of Wellington Management is determined by the Managing Partners of the firm. A partner’s base salary is generally a fixed amount that may change as a result of an annual review. The base salaries for all other Investment Professionals are determined by the Investment Professional’s experience and performance in their respective roles. Base salaries for employees are reviewed annually and may be adjusted based on the recommendation of the Investment Professional’s Business Manager, using guidelines established by Wellington Management’s Compensation Committee, which has final oversight responsibility for base salaries of employees of the firm. Each Investment Professional is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the relevant Fund managed by the Investment Professional and generally each other portfolio managed by such Investment Professional. Each Investment Professional’s incentive payment relating to the relevant Fund is linked to the gross pre-tax performance of the portion of the Fund managed by the Investment Professional compared to the Russell 1000 Health Care Index over one and three year periods, with an emphasis on three year results. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other portfolios managed by the Investment Professionals, including portfolios with performance fees. Portfolio-based incentives across all portfolios managed by an Investment Professional can, and typically do, represent a significant portion of an Investment Professional’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Investment Professionals may also be eligible for bonus payments based on their overall contribution to Wellington Management’s business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on factors other than portfolio performance. Each partner of Wellington Management is eligible to participate in a partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula, as a partner of the firm. The following Investment Professionals are partners of the firm: Ann Gallo, Jean Hynes, Joseph Schwarz.

Ownership of Securities

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001-$100,000	$100,001- $500,000	$500,001-$1,000,000	over $1,000,000
Robert L. Deresiewicz
Ann C. Gallo
Jean M. Hynes
Kirk J. Mayer
Joseph H. Schwartz

AXA PREMIER VIP CORE BOND PORTFOLIO (“FUND”)
Presented below for each portfolio manager is the
number of other accounts of the Adviser managed by
the portfolio manager and the total assets in the
accounts managed within each category as of
	December 31, 2005						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	# of Accts.	Total Assets ($m)	# of Accts.	Total Assets ($m)	# of Accts.	Total Assets ($m)	# of Accts.	Total Assets ($m)	# of Accts.	Total Assets ($m)	# of Accts.	Total Assets ($m)
BLACKROCK ADVISORS, INC.
Scott M. Amero
Keith T. Anderson
PACIFIC INVESTMENT MANAGEMENT COMPANY LLC
Paul A. McCulley	9	$8.39 Billion	15	$1.14 Billion	41	$6.60 Billion	0	N/A	0	N/A	3	$2.27 Billion

BLACKROCK ADVISORS, INC.

Description of any material conflicts

BlackRock Advisors has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock Advisors has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock Advisors furnishes investment management and advisory services to numerous clients in addition to the Portfolio, and BlackRock Advisors may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees) which may be the same as or different from those made to the Portfolio. In addition, BlackRock Advisors, its affiliates, and any officer, director, stockholder, or employee may or may not have an interest in the securities whose purchase and sale BlackRock Advisors recommends to the Portfolio. Actions with respect to securities of the same kind may be the same as or different from the action which BlackRock Advisors, any of its affiliates, or any officer, director, stockholder, employee or any member of their families may take with respect to the same securities. Moreover, BlackRock Advisors may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock Advisors’ (or its affiliates’) officers, directors, or employees are directors or officers, or companies as to which BlackRock Advisors or any of its affiliates or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. In addition to its various policies and procedures designed to address these issues, BlackRock Advisors includes disclosure regarding these matters to its clients in both its Form ADV and investment management agreements.

Circumstances may arise under which BlackRock Advisors determines that, while it would be both desirable and suitable that a particular security or other investment be purchased or sold for the account of more than one of its clients accounts, there is a limited supply or demand for the security or other investment. Under such circumstances, BlackRock Advisors will seek to allocate the opportunity to purchase or sell that security or other investment among those accounts on an equitable basis but shall not be required to assure equality of treatment among all of its clients (including that the opportunity to purchase or sell that security or other investment will be proportionally allocated among those clients according to any particular or predetermined standards or criteria). Where, because of prevailing market conditions, it is not possible to obtain the same price or time of execution for all of the securities or other investments purchased or sold for the Portfolio, BlackRock Advisors may, consistent with its allocation procedures and applicable law, average the various prices and charge or credit the Portfolio with the average price. Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for the Portfolio. Finally, Messrs. Amero and Anderson manage certain accounts (including hedge funds) that are subject to a performance fee.

Compensation

BlackRock Advisors’ financial ties with its portfolio managers, its competitive compensation, and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a discretionary bonus, various retirement benefits and one or more of the incentive compensation programs established by BlackRock such as its Long-Term Retention and Incentive Plan and Restricted Stock Program.

Base compensation.    Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm, which may include the amount of assets supervised and other management roles within the firm.

Discretionary compensation.    In addition to base compensation, portfolio managers may receive discretionary compensation, which can be a substantial portion of total compensation. Discretionary compensation can include a discretionary cash bonus as well as one or more of the following:

Long-Term Retention and Incentive Plan (LTIP) — The LTIP is a long-term incentive plan that seeks to reward certain key employees. The plan provides for the grant of awards that are expressed as an amount of cash that, if properly vested and subject to the attainment of certain performance goals, will be settled in part in cash and in part in BlackRock common stock. Messrs. Amero and Anderson have received awards under the LTIP.

Deferred Compensation Program — A portion of the compensation paid to each portfolio manager may be voluntarily deferred by the portfolio manager into an account that tracks the performance of certain of the firm’s investment products. Each portfolio manager is permitted to allocate his deferred amounts among various options, including to certain of the firm’s hedge funds and other unregistered products. In addition, a portion of the annual compensation of certain senior managers, including certain of the portfolio managers, is mandatorily deferred in a similar manner for a number of years.

Options and Restricted Stock Awards — While incentive stock options are not presently being awarded to BlackRock employees, BlackRock previously granted stock options to key employees, including certain portfolio managers who may still hold unexercised or unvested options. BlackRock also has a restricted stock award program designed to reward certain key employees as an incentive to contribute to the long-term success of BlackRock. These awards vest over a period of years. Messrs. Amero and Anderson have been granted stock options in prior years, and Messrs. Amero and Anderson participate in BlackRock’s restricted stock program.

Incentive Savings Plans — The PNC Financial Services Group, Inc., which owns approximately 71% of BlackRock’s common stock, has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including an Employee Stock Purchase Plan (ESPP) and a 401(k) plan. The 401(k) plan may involve a company match of the employee’s contribution of up to 6% of the employee’s salary. The company match is made using BlackRock common stock. The firm’s 401(k) plan offers a range of investment options, including registered investment companies managed by the firm. Each of the portfolio managers is eligible to participate in these plans.

Annual incentive compensation for each portfolio manager is a function of two components: the investment performance of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s teamwork and contribution to the overall performance of these portfolios. Unlike many other firms, portfolio managers at BlackRock compete against benchmarks, rather than each other. In most cases, including for the portfolio managers of the Portfolio, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Portfolios or other accounts are measured. For Messrs. Anderson and Amero, the relevant benchmark is a combination of market benchmarks (e.g. the Lehman Brothers Aggregate Index, Lehman Brothers Intermediate Aggregate Index and others) and client specific benchmarks (in this case, the Lehman Brothers Aggregate Index). In addition, some of the annual incentive compensation of Mr. Anderson and Mr. Amero may include a portion of the performance fees paid by certain accounts and funds that they manage.

Senior portfolio managers who perform additional management functions within BlackRock may receive additional compensation in these other capacities. Compensation is structured such that key professionals benefit from remaining with the firm. BlackRock’s Management Committee determines all compensation matters for portfolio managers. BlackRock’s basic compensation structure has been in place since its inception.

Ownership of Securities

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
Scott M. Amero
Keith T. Anderson

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

Conflicts of Interest

From time to time, potential conflicts of interest may arise between a portfolio manager’s management of the investments of a Fund, on the one hand, and the management of other accounts, on the other. The other accounts might have similar investment objectives or strategies as the Funds, track the same index a Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Funds. The other accounts might also have different investment objectives or strategies than the Funds.

Knowledge and Timing of Fund Trades.    A potential conflict of interest may arise as a result of the portfolio manager’s day-to- day management of a Fund. Because of their positions with the Funds, the portfolio managers know the size, timing and possible market impact of a Fund’s trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of a Fund.

Investment Opportunities.    A potential conflict of interest may arise as result of the portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both a Fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a Fund and another account. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Under PIMCO’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO’s investment outlook. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by- side management of the Funds and certain pooled investment vehicles, including investment opportunity allocation issues.

Performance Fees.    A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to a Fund. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between such other accounts and the Funds on a fair and equitable basis over time.

Portfolio Manager Compensation

PIMCO has adopted a “Total Compensation Plan” for its professional level employees, including its portfolio managers, that is designed to pay competitive compensation and reward performance, integrity and teamwork consistent with the firm’s mission statement. The Total Compensation Plan includes a significant incentive component that rewards high performance standards, work ethic and consistent individual and team contributions to the firm. The compensation of portfolio managers consists of a base salary, a bonus, and may include a retention bonus. Portfolio managers who are Managing Directors of PIMCO also receive compensation from PIMCO’s profits. Certain employees of PIMCO, including portfolio managers, may elect to defer compensation through PIMCO’s deferred compensation plan. PIMCO also offers its employees a non-contributory defined contribution plan through which PIMCO makes a contribution based on the employee’s compensation. PIMCO’s contribution rate increases at a specified compensation level, which is a level that would include portfolio managers.

Salary and Bonus.    Base salaries are determined by considering an individual portfolio manager’s experience and expertise and may be reviewed for adjustment annually. Portfolio managers are entitled to receive bonuses, which may be significantly more than their base salary, upon attaining certain performance objectives based on predetermined measures of group or department success. These goals are specific to individual portfolio managers and are mutually agreed upon annually by each portfolio manager and his or her manager. Achievement of these goals is an important, but not exclusive, element of the bonus decision process.

In addition, the following non-exclusive list of qualitative criteria (collectively, the “Bonus Factors”) may be considered when determining the bonus for portfolio managers:

•	3-year, 2-year and 1-year dollar-weighted and account-weighted investment performance as judged against the applicable benchmarks for each account managed by a portfolio manager (including the Funds) and relative to applicable industry peer groups;

•	Appropriate risk positioning that is consistent with PIMCO’s investment philosophy and the Investment Committee/CIO approach to the generation of alpha;

•	Amount and nature of assets managed by the portfolio manager;

•	Consistency of investment performance across portfolios of similar mandate and guidelines (reward low dispersion);

•	Generation and contribution of investment ideas in the context of PIMCO’s secular and cyclical forums, portfolio strategy meetings, Investment Committee meetings, and on a day-to-day basis;

•	Absence of defaults and price defaults for issues in the portfolios managed by the portfolio manager;

•	Contributions to asset retention, gathering and client satisfaction;

•	Contributions to mentoring, coaching and/or supervising; and

•	Personal growth and skills added.

A portfolio manager’s compensation is not based directly on the performance of any portfolio or any other account managed by that portfolio manager. Final award amounts are determined by the PIMCO Compensation Committee.

Retention Bonuses.    Certain portfolio managers may receive a discretionary, fixed amount retention bonus, based upon the Bonus Factors and continued employment with PIMCO. Each portfolio manager who is a Senior Vice President or Executive Vice President of PIMCO receives a variable amount retention bonus, based upon the Bonus Factors and continued employment with PIMCO.

Investment professionals, including portfolio managers, are eligible to participate in a Long Term Cash Bonus Plan (“Cash Bonus Plan”), which provides cash awards that appreciate or depreciate based upon the performance of PIMCO’s parent company, Allianz Global Investors of America L.P. (“AGI”), and PIMCO over a three-year period. The aggregate amount available for distribution to participants is based upon AGI’s profit growth and PIMCO’s profit growth. Participation in the Cash Bonus Plan is based upon the Bonus Factors, and the payment of benefits from the Cash Bonus Plan, is contingent upon continued employment at PIMCO.

Profit Sharing Plan.    Instead of a bonus, portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits. Portfolio managers who are Managing Directors receive an amount determined by the Managing Director Compensation Committee, based upon an individual’s overall contribution to the firm and the Bonus Factors. Under his employment agreement, William Gross receives a fixed percentage of the profit sharing plan.

Allianz Transaction Related Compensation.    In May 2000, a majority interest in the predecessor holding company of PIMCO was acquired by a subsidiary of Allianz AG (“Allianz”). In connection with the transaction, Mr. Gross received a grant of restricted stock of Allianz, the last of which vested on May 5, 2005.

From time to time, under the PIMCO Class B Unit Purchase Plan, Managing Directors and certain executive management (including Executive Vice Presidents) of PIMCO may become eligible to purchase Class B Units of PIMCO. Upon their purchase, the Class B Units are immediately exchanged for Class A Units of PIMCO Partners, LLC, a California limited liability company that holds a minority interest in PIMCO and is owned by the Managing Directors and certain executive management of PIMCO. The Class A Units of PIMCO Partners, LLC entitle their holders to distributions of a portion of the profits of PIMCO. The PIMCO Compensation Committee determines which Managing Directors and executive management may purchase Class B Units and the number of Class B Units that each may purchase. The Class B Units are purchased pursuant to full recourse notes issued to the holder. The base compensation of each Class B Unit holder is increased in an amount equal to the principal amortization applicable to the notes given by the Managing Director or member of executive management.

Portfolio managers who are Managing Directors also have long-term employment contracts, which guarantee severance payments in the event of involuntary termination of a Managing Director’s employment with PIMCO.

Ownership of Securities

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001-$100,000	$100,001- $500,000	$500,001-$1,000,000	over $1,000,000
Paul A. McCulley

AXA PREMIER VIP AGGRESSIVE EQUITY PORTFOLIO (“FUND”)
Presented below for each portfolio manager is the number
of other accounts of the Adviser managed by the portfolio
manager and the total assets in the accounts managed
	within each category as of December 31, 2005						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets
ALLIANCE CAPITAL MANAGEMENT L.P.
Catherine Wood
LEGG MASON CAPITAL MANAGEMENT, INC.
Robert G. Hagstrom, Jr.	3	$1.2 Billion	2	$133 Million	62	$1.65 Billion	0	N/A	0	N/A	1	$614 Million
MARSICO CAPITAL MANAGEMENT, LLC
Thomas F. Marsico	14	$4.8 Billion	0	N/A	5	$334.3 Million	0	N/A	0	N/A	0	N/A
MFS INVESTMENT MANAGEMENT
David Sette-Ducati	11	$9.8 Billion	1	$512 Million	3	$5.2 Million	0	N/A	0	N/A	0	N/A
Eric B. Fischman	7	$8.1 Billion	1	$187 Million	1	$5.5 Million	0	N/A	0	N/A	0	N/A

ALLIANCE CAPITAL MANAGEMENT L.P.

Description of any material conflicts

Investment Professional Conflict of Interest Disclosure

As an investment adviser and fiduciary, Alliance Capital owes its clients and shareholders an undivided duty of loyalty. We recognize that conflicts of interest are inherent in our business and accordingly have developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AllianceBernstein Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. We place the interests of our clients first and expect all of our employees to meet their fiduciary duties.

Employee Personal Trading.    Alliance Capital has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of Alliance Capital own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, Alliance Capital permits its employees to engage in personal securities transactions, and also allows them to acquire investments in the AllianceBernstein Mutual Funds through direct purchase, 401K/profit sharing plan investment and/or notionally in connection with deferred incentive compensation awards. Alliance Capital’s Code of Ethics and Business Conduct require disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by Alliance Capital. The Code also requires preclearance of all securities transactions and imposes a one-year holding period for securities purchased by employees to discourage short-term trading.

Managing Multiple Accounts for Multiple Clients.    Alliance Capital has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, Alliance Capital’s policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. No investment professional that manages client accounts carrying performance fees is compensated directly or specifically for the performance of those accounts. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is not tied specifically to the performance of any particular client’s account, nor is it directly tied to the level or change in the level of assets under management.

Allocating Investment Opportunities.    Alliance Capital has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The investment professionals at Alliance Capital routinely are required to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

Alliance Capital’s procedures are also designed to prevent potential conflicts of interest that may arise when Alliance Capital has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which Alliance Capital could share in investment gains.

To address these conflicts of interest, Alliance Capital’s policies and procedures require, among other things, the prompt dissemination to investment professionals of any initial or changed investment recommendations by analysts; the aggregation of orders to facilitate best execution for all accounts; price averaging for all aggregated orders; objective allocation for limited investment opportunities (e.g., on a rotational basis) to ensure fair and equitable allocation among accounts; and limitations on short sales of securities. These procedures also require documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account.

Compensation

Alliance Capital’s compensation program for investment professionals is designed to be competitive and effective in order to attract and retain the highest caliber employees. The compensation program for investment professionals is designed to reflect their ability to generate long-term investment success for our clients, including shareholders of the AllianceBernstein Mutual Funds. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account, nor is compensation tied directly to the level or change in the level of assets under management. Investment professionals’ annual compensation is comprised of the following:

(i)	Fixed base salary: This is generally the smallest portion of compensation. The base salary is a relatively low, fixed salary within a similar range for all investment professionals. The base salary [is determined at the outset of employment based on level of experience,] does not change significantly from year-to-year, and hence, is not particularly sensitive to performance.

(ii)	Discretionary incentive compensation in the form of an annual cash bonus: Alliance Capital’s overall profitability determines the total amount of incentive compensation available to investment professionals. This portion of compensation is determined subjectively based on qualitative and quantitative factors. In evaluating this component of an investment professional’s compensation, Alliance Capital considers the contribution to his/her team or discipline as it relates to that team’s overall contribution to the long-term investment success, business results and strategy of Alliance Capital. Quantitative factors considered include, among other things, relative investment performance (e.g., by comparison to competitor or peer group funds or similar styles of investments, and appropriate, broad-based or specific market indices), and consistency of performance. There are no specific formulas used to determine this part of an investment professional’s compensation and the compensation is not tied to any pre-determined or specified level of performance. Alliance Capital also considers qualitative factors such as the complexity and risk of investment strategies involved in the style or type of assets managed by the investment professional; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of Alliance Capital’s leadership criteria.

(iii)	Discretionary incentive compensation in the form of awards under Alliance Capital’s Partners Compensation Plan (“deferred awards”): Alliance Capital’s overall profitability determines the total amount of deferred awards available to investment professionals. The deferred awards are allocated among investment professionals based on criteria similar to those used to determine the annual cash bonus. There is no fixed formula for determining these amounts. Deferred awards, for which there are various investment options, vest over a four-year period and are generally forfeited if the employee resigns or Alliance Capital terminates his/her employment. Investment options under the deferred awards plan include many of the same AllianceBernstein Mutual Funds offered to mutual fund investors, thereby creating a close alignment between the financial interests of the investment professionals and those of Alliance Capital’s clients and mutual fund shareholders with respect to the performance of those mutual funds. Alliance Capital also permits deferred award recipients to allocate up to 50% of their award to investments in Alliance Capital’s publicly traded equity securities.[1]

(iv)	Contributions under Alliance Capital’s Profit Sharing/401(k) Plan: The contributions are based on Alliance Capital’s overall profitability. The amount and allocation of the contributions are determined at the sole discretion of Alliance Capital.

Ownership of Securities

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001-$100,000	$100,001- $500,000	$500,001-$1,000,000	over $1,000,000
Catherine Wood

[1]	Prior to 2002, investment professional compensation also included discretionary long-term incentive in the form of restricted grants of Alliance Capital’s Master Limited Partnership Units.

LEGG MASON CAPITAL MANAGEMENT, INC.

Conflicts of Interest

The fact that the Portfolio Manager has day-to-day management responsibility for more than one account may create the potential for conflicts to arise. For example, the Portfolio Manager may decide to purchase or sell the same security for different accounts at approximately the same time. To address any conflicts that this situation might create, the Portfolio Manager will generally combine client orders (i.e., enter a “bunched” order) in an effort to obtain best execution or to negotiate a more favorable commission rate. In addition, if orders to buy or sell a security for multiple accounts at approximately the same time are executed at different prices or commissions, the transactions will generally be allocated to each account at the average execution price and commission. In circumstances where a bunched order is not completely filled, each account will normally receive a pro-rated portion of the securities based upon the account’s level of participation in the order. The investment manager may under certain circumstances allocate securities in a manner other than pro-rata if it determines that the allocation is fair and equitable under the circumstances and does not discriminate against any account. The potential for a conflict may be increased because the Portfolio Manager manages one account with a performance fee; however, the investment manager maintains written policies and procedures to address these potential conflicts of interests and ensure that accounts are treated equitably.

In the opinion of the investment manager for the Fund, the Portfolio Manager’s simultaneous management of the Fund and other accounts does not create any material conflicts of interests.

Structure of Compensation

The Portfolio Manager is paid a fixed base salary and a bonus. Bonus compensation is reviewed annually and is determined by a number of factors, including the annual performance of the Portfolio Manager’s accounts relative to the S&P 500 Composite Stock Index (with dividends reinvested), the Portfolio Manager’s performance over various other time periods, the total value of the assets managed by the Portfolio Manager, the Portfolio Manager’s contribution to the investment manager’s research process, the profitability of the investment manager and the Portfolio Manager’s contribution to profitability, and trends in industry compensation levels and practices.

One account managed by the Portfolio Manager pays a performance fee, and thus may pay higher fees if certain performance objectives and other requirements are met. Since the Portfolio Manager’s compensation structure does consider contribution to firm profitability as one of its criteria, it is possible under certain circumstances that the Portfolio Manager’s bonus compensation could be more positively impacted by the account that pays a performance fee than it would by achieving the same performance in the Fund or another account. However, investment ideas are generally implemented in all similarly managed accounts at the same time, subject to considerations of each account’s investment guidelines, restrictions, tax considerations, cash balances, liquidity needs, trading costs, and other factors. In addition, the investment manager maintains written policies and procedures to address this potential conflict of interests and ensure that accounts are treated equitably.

The Portfolio Manager is also eligible to receive stock options from Legg Mason based upon an assessment of the Portfolio Manager’s contribution to the success of the company, as well as employee benefits, including, but not limited to, health care and other insurance benefits, participation in the Legg Mason 401(k) program, and participation in other Legg Mason deferred compensation plans.

Ownership of Securities

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Robert G. Hagstrom, Jr.	X

MARSICO CAPITAL MANAGEMENT, LLC

Description of any material conflicts

Portfolio managers at Marsico Capital Management, LLC (“MCM”) typically manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations, and accounts managed on behalf of individuals), and commingled trust accounts. Portfolio managers make investment decisions for each portfolio, including the AXA Premier VIP Aggressive Equity Portfolio, based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio, or may take similar actions for different portfolios at different times. Consequently, the mix of securities purchased in one portfolio may perform better than the mix of securities purchased for another portfolio. Similarly, the sale of securities from one portfolio may cause that portfolio to perform better than others if the value of those securities decline.

Potential conflicts of interest may also arise when allocating and/or aggregating trades MCM often aggregates into a single trade order several individual contemporaneous client trade orders in a single security. Under MCM’s trade management policy and procedures, when trades are aggregated on behalf of more than one account, such transactions will be allocated to all participating client accounts in a fair and equitable manner. With respect to IPOs and other syndicated or limited offerings, it is MCM’s policy to seek to assure that over the long term, accounts with the same or similar investment objectives will receive an equitable opportunity to participate meaningfully and will not be unfairly disadvantaged. To deal with such situations, MCM has adopted policies and procedures for allocating such transactions across multiple accounts. MCM’s policies also seek to ensure that portfolio managers do not systematically allocate other types of trades in a manner that would be more beneficial to one account than another. MCM’s compliance department monitors transactions made on behalf of multiple clients to seek to assure adherence to its policies.

As discussed above, MCM has adopted and implemented policies and procedures that seek to minimize potential conflicts of interest that may arise as a result of a portfolio manager advising multiple accounts. In addition, MCM monitors a variety of areas, including compliance with primary Fund guidelines, the allocation of securities, and compliance with its Code of Ethics.

Compensation

MCM’s portfolio managers are generally subject to the compensation structure applicable to all MCM employees. As such, Mr. Marsico’s compensation consists of a base salary (reevaluated at least annually), and periodic cash bonuses. Bonuses are typically based on two primary factors: (1) MCM’s overall profitability for the period, and (2) individual achievement and contribution.

Portfolio manager compensation takes into account, among other factors, the overall performance of all accounts for which the manager provides investment advisory services. Portfolio managers do not receive special consideration based on the performance of particular accounts. Exceptional individual efforts are rewarded through greater participation in the bonus pool. Portfolio manager compensation comes solely from MCM.

Although MCM may compare account performance with relevant benchmark indices (such as the Russell 3000 Growth Index), portfolio manager compensation is not directly tied to achieving any pre-determined or specified level of performance. In order to encourage a long-term time horizon for managing portfolios, MCM seeks to evaluate the portfolio manager’s individual performance over periods longer than the immediate compensation period (any performance-specific criteria is generally based on a 3-5 year horizon). In addition, portfolio managers are compensated based on other criteria, including effectiveness of leadership within MCM’s Investment Team, contributions to MCM’s overall investment performance, discrete securities analysis, and other factors.

In addition to his salary and bonus, Mr. Marsico may participate in other MCM benefits to the same extent and on the same basis as other MCM employees.

Ownership of Securities

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
Thomas F. Marsico	X

MFS INVESTMENT MANAGEMENT

Description of any material conflicts

MFS seeks to identify potential conflicts of interest resulting from a portfolio manager’s management of both the Fund and other accounts and has adopted policies and procedures designed to address such potential conflicts.

In certain instances there may be securities which are suitable for the Fund’s portfolio as well as for accounts with similar investment objectives of the Adviser or subsidiary of the Adviser. Securities transactions for the Fund and other accounts with similar investment objectives are generally executed on the same day, or the next day. Nevertheless, it may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security.

When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by MFS to be fair and equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. In most cases, however, MFS believes that the Fund’s ability to participate in volume transactions will produce better executions for the Fund.

MFS does not receive a performance fee for its management of the Fund. MFS and/or a portfolio manager may have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Fund — for instance, those that pay a higher advisory fee and/or have a performance fee.

Compensation

Portfolio manager total cash compensation is a combination of base salary and performance bonus:

Base Salary — Base salary represents a relatively smaller percentage of portfolio manager total cash compensation (generally below 33%) than incentive compensation.

Performance Bonus — Generally, incentive compensation represents a majority of portfolio manager total cash compensation. The performance bonus is based on a combination of quantitative and qualitative factors.

•	The quantitative portion is based on pre-tax performance of all of the accounts managed by the portfolio manager (which includes the Fund and any other accounts managed by the portfolio manager) over a one-, three- and five-year period relative to the appropriate Lipper peer group universe and/or one or more benchmark indices with respect to each account. The primary weight is given to portfolio performance over a three-year time period with lesser consideration given to portfolio performance over one- and five-year periods (adjusted as appropriate if the portfolio manager has served for shorter periods).

•	The qualitative portion is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts and traders) and management’s assessment of overall portfolio manager contributions to the investment process (distinct from portfolio performance).

Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests in MFS or its parent company are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process and other factors.

Finally, portfolio managers are provided with a benefits package including a defined contribution plan, health coverage and other insurance, which are available to other employees of MFS on substantially similar terms. The percentage of compensation provided by these benefits depends upon the length of the individual’s tenure at MFS and salary level as well as other factors.

Ownership of Securities

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
David Sette-Ducati	X
Eric B Fischman	X

AXA PREMIER VIP HIGH YIELD PORTFOLIO (“FUND”)
Presented below for each portfolio manager is the
number of other accounts of the Adviser managed by the
portfolio manager and the total assets in the accounts
	managed within each category as of December 31, 2005						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets
PACIFIC INVESTMENT MANAGEMENT COMPANY, LLC
Raymond G. Kennedy	8	$13.4 Billion	6	$2.2 Billion	15	$2.8 Billion	0	N/A	0	N/A	0	N/A
POST ADVISORY GROUP, LLC
Larry Post
Allan Schweitzer

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

Conflicts of Interest

From time to time, potential conflicts of interest may arise between a portfolio manager’s management of the investments of a Fund, on the one hand, and the management of other accounts, on the other. The other accounts might have similar investment objectives or strategies as the Funds, track the same index a Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Funds. The other accounts might also have different investment objectives or strategies than the Funds.

Knowledge and Timing of Fund Trades.    A potential conflict of interest may arise as a result of the portfolio manager’s day-to- day management of a Fund. Because of their positions with the Funds, the portfolio managers know the size, timing and possible market impact of a Fund’s trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of a Fund.

Investment Opportunities.    A potential conflict of interest may arise as result of the portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both a Fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a Fund and another account. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Under PIMCO’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO’s investment outlook. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by- side management of the Funds and certain pooled investment vehicles, including investment opportunity allocation issues.

Performance Fees.    A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to a Fund. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between such other accounts and the Funds on a fair and equitable basis over time.

Portfolio Manager Compensation

PIMCO has adopted a “Total Compensation Plan” for its professional level employees, including its portfolio managers, that is designed to pay competitive compensation and reward performance, integrity and teamwork consistent with the firm’s mission statement. The Total Compensation Plan includes a significant incentive component that rewards high performance standards, work ethic and consistent individual and team contributions to the firm. The compensation of portfolio managers consists of a base salary, a bonus, and may include a retention bonus. Portfolio managers who are Managing Directors of PIMCO also receive compensation from PIMCO’s profits. Certain employees of PIMCO, including portfolio managers, may elect to defer compensation through PIMCO’s deferred compensation plan. PIMCO also offers its employees a non-contributory defined contribution plan through which PIMCO makes a contribution based on the employee’s compensation. PIMCO’s contribution rate increases at a specified compensation level, which is a level that would include portfolio managers.

Salary and Bonus.    Base salaries are determined by considering an individual portfolio manager’s experience and expertise and may be reviewed for adjustment annually. Portfolio managers are entitled to receive bonuses, which may be significantly more than their base salary, upon attaining certain performance objectives based on predetermined measures of group or department success. These goals are specific to individual portfolio managers and are mutually agreed upon annually by each portfolio manager and his or her manager. Achievement of these goals is an important, but not exclusive, element of the bonus decision process.

In addition, the following non-exclusive list of qualitative criteria (collectively, the “Bonus Factors”) may be considered when determining the bonus for portfolio managers:

•	3-year, 2-year and 1-year dollar-weighted and account-weighted investment performance as judged against the applicable benchmarks for each account managed by a portfolio manager (including the Funds) and relative to applicable industry peer groups;

•	Appropriate risk positioning that is consistent with PIMCO’s investment philosophy and the Investment Committee/CIO approach to the generation of alpha;

•	Amount and nature of assets managed by the portfolio manager;

•	Consistency of investment performance across portfolios of similar mandate and guidelines (reward low dispersion);

•	Generation and contribution of investment ideas in the context of PIMCO’s secular and cyclical forums, portfolio strategy meetings, Investment Committee meetings, and on a day-to-day basis;

•	Absence of defaults and price defaults for issues in the portfolios managed by the portfolio manager;

•	Contributions to asset retention, gathering and client satisfaction;

•	Contributions to mentoring, coaching and/or supervising; and

•	Personal growth and skills added.

A portfolio manager’s compensation is not based directly on the performance of any portfolio or any other account managed by that portfolio manager. Final award amounts are determined by the PIMCO Compensation Committee.

Retention Bonuses.    Certain portfolio managers may receive a discretionary, fixed amount retention bonus, based upon the Bonus Factors and continued employment with PIMCO. Each portfolio manager who is a Senior Vice President or Executive Vice President of PIMCO receives a variable amount retention bonus, based upon the Bonus Factors and continued employment with PIMCO.

Investment professionals, including portfolio managers, are eligible to participate in a Long Term Cash Bonus Plan (“Cash Bonus Plan”), which provides cash awards that appreciate or depreciate based upon the performance of PIMCO’s parent company, Allianz Global Investors of America L.P. (“AGI”), and PIMCO over a three-year period. The aggregate amount available for distribution to participants is based upon AGI’s profit growth and PIMCO’s profit growth. Participation in the Cash Bonus Plan is based upon the Bonus Factors, and the payment of benefits from the Cash Bonus Plan, is contingent upon continued employment at PIMCO.

Profit Sharing Plan.    Instead of a bonus, portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits. Portfolio managers who are Managing Directors receive an amount determined by the Managing Director Compensation Committee, based upon an individual’s overall contribution to the firm and the Bonus Factors. Under his employment agreement, William Gross receives a fixed percentage of the profit sharing plan.

Allianz Transaction Related Compensation.    In May 2000, a majority interest in the predecessor holding company of PIMCO was acquired by a subsidiary of Allianz AG (“Allianz”). In connection with the transaction, Mr. Gross received a grant of restricted stock of Allianz, the last of which vested on May 5, 2005.

From time to time, under the PIMCO Class B Unit Purchase Plan, Managing Directors and certain executive management (including Executive Vice Presidents) of PIMCO may become eligible to purchase Class B Units of PIMCO. Upon their purchase, the Class B Units are immediately exchanged for Class A Units of PIMCO Partners, LLC, a California limited liability company that holds a minority interest in PIMCO and is owned by the Managing Directors and certain executive management of PIMCO. The Class A Units of PIMCO Partners, LLC entitle their holders to distributions of a portion of the profits of PIMCO. The PIMCO Compensation Committee determines which Managing Directors and executive management may purchase Class B Units and the number of Class B Units that each may purchase. The Class B Units are purchased pursuant to full recourse notes issued to the holder. The base compensation of each Class B Unit holder is increased in an amount equal to the principal amortization applicable to the notes given by the Managing Director or member of executive management.

Portfolio managers who are Managing Directors also have long-term employment contracts, which guarantee severance payments in the event of involuntary termination of a Managing Director’s employment with PIMCO.

Ownership of Securities

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001-$100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
Raymond G. Kennedy

POST ADVISORY GROUP, LLC

Information to be provided

Ownership of Securities

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
Larry Post
Allan Schweitzer

AXA ALLOCATION PORTFOLIOS AND AXA TARGET ALLOCATION PORTFOLIOS
Presented below for each portfolio manager is the
number of other accounts of the Adviser managed by
the portfolio manager and the total assets in the
accounts managed within each category as of
	December 31, 2005						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total assets	# of Accts.	Total Assets	Number of Accounts	Total Assets
AXA FUNDS MANAGEMENT GROUP UNIT
Kenneth B. Beitler			0	N/A	0	N/A	0	N/A	0	N/A	0	N/A
Kenneth T. Kozlowski			0	N/A	0	N/A	0	N/A	0	N/A	0	N/A

Description of any material conflicts.

The Allocation Portfolios, the Target Allocation Portfolios and the other registered investment companies for which Messrs. Beitler and Kozlowski serve as the portfolio managers are each structured as a “fund of funds,” which invest in other registered investment companies for which AXA Equitable serves as the investment manager. None of such portfolios is subject to an advisory fee that is based on the performance of the portfolio. Given such “fund of funds” structure and the absence of performance-based advisory fee, as well as the lack of any impact of portfolio performance on individual portfolio manager’s compensation as further described below, Messrs. Beitler and Kozlowski are not, as a general matter, subject to the potential conflicts of interest that may arise in connection with their management of an AXA Allocation Portfolio or a Target Allocation Portfolio, on the one hand, and other portfolios, on the other, such as material differences in the investment strategies or allocation of investment opportunities.

Compensation

Because Messrs. Beitler and Kozlowski both serve as officers and employees of AXA Equitable, and their respective roles are not limited to serving as the portfolio managers of the portfolios and other accounts managed by them, their compensation is based on AXA Equitable’s compensation program as it applies to the firm’s officers in general. AXA Equitable’s compensation program consists of a base salary, short-term incentive compensation and long-term incentive compensation. Individual jobs are defined based on scope, responsibility and market value and assigned to a specific level within the firm’s base salary structure. An individual’s base salary is then established within the range of such structure based on a combination of experience, skills, job content and performance and periodically evaluated based on survey data and market research. Annual short-term incentive compensation opportunities, granted in cash, are made available depending on whether firm-wide objectives were met during the year, as measured by various performance objectives such as underlying and adjusted earnings, expense management and sales. Once the target level of the short-term incentive compensation is determined by the firm, awards are made to individuals based on their salary structure and grade of position and individual performance. Annual long-term incentive compensation, granted in the form of stock options, restricted stocks, and/or performance units, is offered in a manner similar to the short-term incentive compensation and is based on the combination of firm-wide performance and individual performance.

Compensation for Messrs. Kozlowski and Beitler is not based on the performance of the Allocation Portfolios or the Target Allocation Portfolios (whether or not pre- or after-tax basis and regardless of time period) or on the value of assets held in each portfolio or of the portfolio’s overall assets under management.

Ownership of Securities

AXA CONSERVATIVE ALLOCATION PORTFOLIO
Portfolio Manager	None	$1- $10,000	$10,001-$50,000	$50,001-$100,000	$100,001-$500,000	$500,001- $1,-00,000	over $1,000,000
Kenneth B. Beitler
Kenneth T. Kozlowski
AXA CONSERVATIVE-PLUS ALLOCATION PORTFOLIO
Portfolio Manager	None	$1- $10,000	$10,001-$50,000	$50,001-$100,000	$100,001-$500,000	$500,001- $1,-00,000	over $1,000,000
Kenneth B. Beitler
Kenneth T. Kozlowski
AXA MODERATE ALLOCATION PORTFOLIO
Portfolio Manager	None	$1- $10,000	$10,001-$50,000	$50,001-$100,000	$100,001-$500,000	$500,001- $1,-00,000	over $1,000,000
Kenneth B. Beitler
Kenneth T. Kozlowski
AXA MODERATE-PLUS ALLOCATION PORTFOLIO
Portfolio Manager	None	$1- $10,000	$10,001-$50,000	$50,001-$100,000	$100,001-$500,000	$500,001- $1,-00,000	over $1,000,000
Kenneth B. Beitler
Kenneth T. Kozlowski
AXA AGGRESSIVE ALLOCATION PORTFOLIO
Portfolio Manager	None	$1- $10,000	$10,001-$50,000	$50,001-$100,000	$100,001-$500,000	$500,001- $1,-00,000	over $1,000,000
Kenneth B. Beitler
Kenneth T. Kozlowski

Mr. Kozlowski and Mr. Beitler do not own shares of any Target Allocation Portfolio as the Target Allocation Portfolios had not commenced operations as of December 31, 2005.

APPENDIX C

ALLIANCE CAPITAL MANAGEMENT L.P.

Statement of Policies and Procedures for Proxy Voting

October 2005

INTRODUCTION

As a registered investment adviser, Alliance Capital Management L.P. (“Alliance Capital”, “we” or “us”) has a fiduciary duty to act solely in the best interests of our clients. We recognize that this duty requires us to vote client securities in a timely manner and make voting decisions that are in the best interests of our clients. Consistent with these obligations, we will disclose our clients’ voting records only to them and as required by mutual fund vote disclosure regulations. In addition, the proxy committees may, after careful consideration, choose to respond to surveys regarding past votes.

This statement is intended to comply with Rule 206(4)-6 of the Investment Advisers Act of 1940. It sets forth our policies and procedures for voting proxies for our discretionary investment advisory clients, including investment companies registered under the Investment Company Act of 1940. This statement applies to Alliance Capital’s growth and value investment groups investing on behalf of clients in both US and non-US securities.

PROXY POLICIES

This statement is designed to be responsive to the wide range of proxy voting subjects that can have a significant effect on the investment value of the securities held in our clients’ accounts. These policies are not exhaustive due to the variety of proxy voting issues that we may be required to consider. Alliance Capital reserves the right to depart from these guidelines in order to avoid voting decisions that we believe may be contrary to our clients’ best interests. In reviewing proxy issues, we will apply the following general policies:

Corporate Governance:    Alliance Capital’s proxy voting policies recognize the importance of good corporate governance in ensuring that management and the board of directors fulfill their obligations to the shareholders. We favor proposals promoting transparency and accountability within a company. We will vote for proposals providing for equal access to the proxy materials so that shareholders can express their views on various proxy issues. We also support the appointment of a majority of independent directors on key committees and separating the positions of chairman and chief executive officer. Finally, because we believe that good corporate governance requires shareholders to have a meaningful voice in the affairs of the company, we will support non-binding shareholder proposals that request that companies amend their by-laws to provide that director nominees be elected by an affirmative vote of a majority of the votes cast.

Elections of Directors:    Unless there is a proxy fight for seats on the Board or we determine that there are other compelling reasons for withholding votes for directors, we will vote in favor of the management proposed slate of directors. That said, we believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. We may withhold votes for directors that fail to act on key issues such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote or failure to act on tender offers where a majority of shareholders have tendered their shares. In addition, we will withhold votes for directors who fail to attend at least seventy-five percent of board meetings within a given year without a reasonable excuse. Finally, we may withhold votes for directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement.

Appointment of Auditors:    Alliance Capital believes that the company remains in the best position to choose the auditors and will generally support management’s recommendation. However, we recognize that there may be inherent conflicts when a company’s independent auditor performs substantial non-audit related services for the company. Although we recognize that there may be special circumstances that could lead to high levels of non-audit fees in some years, we would normally consider non-audit fees in excess of 70% of total fees paid to the auditing firm to be disproportionate. Therefore, absent unique circumstances, we may vote against the appointment of auditors if the fees for non-audit related services exceed 70% of the total fees paid by the company to the auditing firm or there are other reasons to question the independence of the company’s auditors.

Changes in Legal and Capital Structure:    Changes in a company’s charter, articles of incorporation or by-laws are often technical and administrative in nature. Absent a compelling reason to the contrary, Alliance Capital will cast its votes in accordance with the company’s management on such proposals. However, we will review and analyze on a case-by-case basis any non-routine proposals that are likely to affect the structure and operation of the company or have a material economic effect on the company. For example, we will generally support proposals to increase authorized common stock when it is necessary to implement a stock split, aid in a restructuring or acquisition or provide a sufficient number of shares for an employee savings plan, stock option or executive compensation plan. However, a satisfactory explanation of a company’s intentions must be disclosed in the proxy statement for proposals requesting an increase of greater than one hundred percent of the shares outstanding. We will oppose increases in authorized common stock where there is evidence that the shares will be used to implement a poison pill or another form of anti-takeover device.

Corporate Restructurings, Mergers and Acquisitions:    Alliance Capital believes proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, we will analyze such proposals on a case-by-case basis, weighing heavily the views of our research analysts that cover the company and our investment professionals managing the portfolios in which the stock is held.

Proposals Affecting Shareholder Rights:    Alliance Capital believes that certain fundamental rights of shareholders must be protected. We will generally vote in favor of proposals that give shareholders a greater voice in the affairs of the company and oppose any measure that seeks to limit those rights. However, when analyzing such proposals we will weigh the financial impact of the proposal against the impairment of shareholder rights.

Anti-Takeover Measures:    Alliance Capital believes that measures that impede corporate transactions such as takeovers or entrench management not only infringe on the rights of shareholders but may also have a detrimental effect on the value of the company. We will generally oppose proposals, regardless of whether they are advanced by management or shareholders, the purpose or effect of which is to entrench management or excessively or inappropriately dilute shareholder ownership. Conversely, we support proposals that would restrict or otherwise eliminate anti-takeover or anti-shareholder measures that have already been adopted by corporate issuers. For example, we will support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. We will evaluate, on a case-by-case basis, proposals to completely redeem or eliminate such plans. Furthermore, we will generally oppose proposals put forward by management (including the authorization of blank check preferred stock, classified boards and supermajority vote requirements) that appear to be anti-shareholder or intended as management entrenchment mechanisms.

Executive Compensation:    Alliance Capital believes that company management and the compensation committee of the board of directors should, within reason, be given latitude to determine the types and mix of compensation and benefit awards offered to company employees. Whether proposed by a shareholder or management, we will review proposals relating to executive compensation plans on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned. In general, we will analyze the proposed plans to ensure that shareholder equity will not be excessively diluted. With regard to stock award or option plans, we consider whether the option exercise prices are below the market price on the date of grant and whether an acceptable number of employees are eligible to participate in such programs. We will generally oppose plans that have below market value exercise prices on the date of issuance or permit repricing of underwater stock options without shareholder approval. Other factors such as the company’s performance and industry practice will generally be factored into our analysis. We will support proposals requiring managements to submit severance packages that exceed 2.99 times the sum of an executive officer’s base salary plus bonus that are triggered by a change in control to a shareholder vote. Finally, we will support shareholder proposals requiring companies to expense stock options because we view them as a large corporate expense that should be appropriately accounted for.

Social and Corporate Responsibility:    Alliance Capital will review and analyze on a case-by-case basis proposals relating to social, political and environmental issues to determine whether they will have a financial impact on shareholder value. We will vote against proposals that are unduly burdensome or result in unnecessary and excessive costs to the company. We may abstain from voting on social proposals that do not have a readily determinable financial impact on shareholder value.

PROXY VOTING PROCEDURES

Proxy Voting Committees

Our growth and value investment groups have formed separate proxy voting committees to establish general proxy policies for Alliance Capital and consider specific proxy voting matters as necessary. These committees periodically review these policies and new types of corporate governance issues, and decide how we should vote on proposals not covered by these policies. When a proxy vote cannot be clearly decided by an application of our stated policy, the proxy committee will evaluate the proposal. In addition, the committees, in conjunction with the analyst that covers the company, may contact corporate management and interested shareholder groups and others as necessary to discuss proxy issues. Members of the committee include senior investment personnel and representatives of the Legal and Compliance Department. The committees may also evaluate proxies where we face a potential conflict of interest (as discussed below). Finally, the committees monitor adherence to these policies.

Conflicts of Interest

Alliance Capital recognizes that there may be a potential conflict of interest when we vote a proxy solicited by an issuer whose retirement plan we manage, or we administer, who distributes Alliance Capital sponsored mutual funds, or with whom we or an employee has another business or personal relationship that may affect how we vote on the issuer’s proxy. Similarly, Alliance may have a potential material conflict of interest when deciding how to vote on a proposal sponsored or supported by a shareholder group that is a client. We believe that centralized management of proxy voting, oversight by the proxy voting committees and adherence to these policies ensures that proxies are voted with only our clients’ best interests in mind. Additionally, we have implemented procedures to ensure that our votes are not the product of a material conflict of interests, including: (i) on an annual basis, the proxy committees will take reasonable steps to evaluate the nature of Alliance Capital’s and our employees’ material business and personal relationships (and those of our affiliates) with any company whose equity securities are held in client accounts and any client that has sponsored or has material interest in a proposal upon which we will be eligible to vote; (ii) requiring anyone involved in the decision making process to disclose to the chairman of the appropriate proxy committee any potential conflict that they are aware of (including personal relationships) and any contact that they have had with any interested party regarding a proxy vote; (iii) prohibiting employees involved in the decision making process or vote administration from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties; and (iv) where a material conflict of interests exists, reviewing our proposed vote by applying a series of objective tests and, where necessary, considering the views of third party research services to ensure that our voting decision is consistent with our clients’ best interests.

Because under certain circumstances Alliance Capital considers the recommendation of third party research services, the proxy committees will take reasonable steps to verify that any third party research service is in fact independent based on all of the relevant facts and circumstances. This includes reviewing the third party research service’s conflict management procedures and ascertaining, among other things, whether the third party research service (i) has the capacity and competency to adequately analyze proxy issues; and (ii) can make such recommendations in an impartial manner and in the best interests of our clients.

Proxies of Certain Non-US Issuers

Proxy voting in certain countries requires “share blocking.” Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (usually one-week) with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients’ custodian banks. Absent compelling reasons to the contrary, Alliance Capital believes that the benefit to the client of exercising the vote does not outweigh the cost of voting (i.e. not being able to sell the shares during this period). Accordingly, if share blocking is required we generally abstain from voting those shares.

In addition, voting proxies of issuers in non-US markets may give rise to a number of administrative issues that may prevent Alliance Capital from voting such proxies. For example, Alliance Capital may receive meeting notices without enough time to fully consider the proxy or after the cut-off date for voting. Other markets require Alliance Capital to provide local agents with power of attorney prior to implementing Alliance Capital’s voting instructions. Although it is Alliance Capital’s policy to seek to vote all proxies for securities held in client accounts for which we have proxy voting authority, in the case of non-US issuers, we vote proxies on a best efforts basis.

Loaned Securities

Many clients of Alliance Capital have entered into securities lending arrangements with agent lenders to generate additional revenue. Alliance Capital will not be able to vote securities that are on loan under these types of arrangements. However, under rare circumstances, for voting issues that may have a significant impact on the investment, we may request that clients recall securities that are on loan if we determine that the benefit of voting outweighs the costs and lost revenue to the client or fund and the administrative burden of retrieving the securities.

Proxy Voting Records

Clients may obtain information about how we voted proxies on their behalf by contacting their Alliance Capital administrative representative. Alternatively, clients may make a written request for proxy voting information to: Mark R. Manley, Senior Vice President & Chief Compliance Officer, Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, NY 10105.

RCM CAPITAL MANAGEMENT LLC

DESCRIPTION OF PROXY VOTING POLICY

RCM Capital Management LLC (“RCM”) typically votes proxies as part of its discretionary authority to manage accounts, unless our client has explicitly reserved the authority for itself. In cases where we have voting authority, we intend to vote such proxies in a manner consistent with the best interest of our clients. Proxy voting proposals are voted with regard to enhancing shareholder wealth and voting power.

RCM has adopted written Proxy Voting Guidelines and Procedures (the “Proxy Guidelines”) that are reasonably designed to ensure that we are voting in the best interest of our clients. A Proxy Committee, consisting of investment, compliance and operations personnel, is responsible for establishing our proxy voting policies and procedures. The Proxy Guidelines summarize our position on various issues, including issues of corporate governance and corporate actions, and give general indication as to how we will vote shares on such issues. The Proxy Guidelines do not include all potential voting issues and for that reason, there may be instances when we may not vote proxies in strict adherence to the Proxy Guidelines. To the extent that the Proxy Guidelines do not cover potential voting issues or a case arises of a material conflict between our interest and those of a client with respect to proxy voting, our Proxy Committee will convene to discuss these instances. In evaluating issues, the Proxy Committee may consider information from many sources, including our portfolio management team, our analyst responsible for monitoring the stock of the company at issue, management of a company presenting a proposal, shareholder groups, and independent proxy research services. In situations where the Proxy Guidelines do not give clear guidance on an issue, our Proxy Specialist will, at his or her discretion, consult our Analyst or Portfolio Manager and/or the Proxy Committee. In the event that one of our analyst or portfolio manager wishes to override the Proxy Guidelines, the proposal will be presented to the Proxy Committee for a final decision. Deviation from the Proxy Guidelines will be documented and maintained in accordance with Rule 204-2 under the Investment Advisers Act of 1940.

In accordance with the Proxy Guidelines, RCM may review various criteria associated with voting proxies and evaluate the expected benefit to our clients when making an overall determination on how or whether to vote a proxy. In addition, we may refrain from voting a proxy due to logistical considerations that may have a detrimental effect on our ability to vote such a proxy. These issues may include, but are not limited to: 1) proxy statements and ballots being written in a foreign language, 2) untimely notice of a shareholder meeting, 3) requirements to vote proxies in person, 4) restrictions on foreigner’s ability to exercise votes, 5) restrictions on the sale of securities for a period of time in proximity to the shareholder meeting, or 6) requirements to provide local agents with power of attorney to facilitate the voting instructions. Such proxies are voted on a best-efforts basis.

RCM retains an independent third-party voting service to assist us in the proxy voting process. The services provided offer a variety of proxy-related services to assist in our handling of proxy voting responsibilities. Such services include, among other things, analysis and voting recommendations and assistance in the administrative process.

Conflicts of Interest

RCM may have conflicts of interest that can affect how we vote our clients’ proxies. For example, RCM or an affiliate may manage a pension plan whose management is sponsoring a proxy proposal. In the example, failure to vote in favor of management may harm our or our affiliate’s relationship with the company. Given the value of the relationship to us or our affiliate a material conflict of interest may exist in this example even in the absence of efforts by management to persuade us how to vote. The Proxy Guidelines are designed to prevent material conflicts of interest from affecting the manner in which we vote our clients’ proxies. In order to ensure that all material conflicts of interest are addressed appropriately while carrying out our obligation to vote proxies, the Proxy Committee is responsible for addressing how RCM resolves such material conflicts of interest with our clients.

TCW INVESTMENT MANAGEMENT COMPANY

SUMMARY OF PROXY VOTING GUIDELINES AND PROCEDURES

(JANUARY 2004)

Introduction

Certain affiliates of The TCW Group, Inc. (these affiliates are collectively referred to as “TCW”) act as investment advisors for a variety of clients, including mutual funds. In connection with these investment advisory duties, TCW exercises voting responsibilities for its clients through the corporate proxy voting process. TCW believes that the right to vote proxies is a significant asset of its clients’ holdings. In order to provide a basis for making decisions in the voting of proxies for its clients, TCW has established a proxy voting committee (the “Proxy Committee”) and adopted these proxy voting guidelines and procedures (the “Guidelines”). The Proxy Committee meets quarterly (or at such other frequency as determined by the Proxy Committee) to review the Guidelines and other proxy voting issues. The members of the Proxy Committee include TCW personnel from the investment, legal and marketing departments. TCW also uses an outside proxy voting service (the “Outside Service”) to help manage the proxy voting process. The Outside Service facilitates TCW’s voting according to the Guidelines (or, if applicable, according to guidelines submitted by TCW’s clients) and helps maintain TCW’s proxy voting records. Under specified circumstances described below involving potential conflicts of interest, the Outside Service may also be requested to help decide certain proxy votes.

Philosophy

The Guidelines provide a basis for making decisions in the voting of proxies for clients of TCW. When voting proxies, TCW’s utmost concern is that all decisions be made solely in the interests of the client and with the goal of maximizing the value of the client’s investments. With this goal in mind, the Guidelines cover various categories of voting decisions and generally specify whether TCW will vote for or against a particular type of proposal. TCW’s underlying philosophy, however, is that its portfolio managers, who are primarily responsible for evaluating the individual holdings of TCW’s clients, are best able to determine how best to further client interests and goals. The portfolio managers may, in their discretion, take into account the recommendations of TCW management, the Proxy Committee, and the Outside Service.

Guidelines

The proxy voting decisions set forth below refer to proposals by company management except for the categories of “Shareholder Proposals” and “Social Issue Proposals.” The voting decisions in these latter two categories refer to proposals by outside shareholders.

Governance

•	For director nominees in uncontested elections

•	For management nominees in contested elections

•	For ratifying auditors, except against if the previous auditor was dismissed because of a disagreement with the company or if the non-audit services exceed 51% of fees

•	For changing the company name

•	For approving other business

•	For adjourning the meeting

•	For technical amendments to the charter and/or bylaws

•	For approving financial statements

Capital Structure

•	For increasing authorized common stock

•	For decreasing authorized common stock

•	For amending authorized common stock

•	For the issuance of common stock, except against if the issued common stock has superior voting rights

•	For approving the issuance or exercise of stock warrants

•	For authorizing preferred stock, except against if the board has unlimited rights to set the terms and conditions of the shares

•	For increasing authorized preferred stock, except against if the board has unlimited rights to set the terms and conditions of the shares

•	For decreasing authorized preferred stock

•	For canceling a class or series of preferred stock

•	For amending preferred stock

•	For issuing or converting preferred stock, except against if the shares have voting rights superior to those of other shareholders

•	For eliminating preemptive rights

•	For creating or restoring preemptive rights

•	Against authorizing dual or multiple classes of common stock

•	For eliminating authorized dual or multiple classes of common stock

•	For amending authorized dual or multiple classes of common stock

•	For increasing authorized shares of one or more classes of dual or multiple classes of common stock, except against if it will allow the company to issue additional shares with superior voting rights

•	For a stock repurchase program

•	For a stock split

•	For a reverse stock split, except against if the company does not intend to proportionally reduce the number of authorized shares

Mergers and Restructuring

•	For merging with or acquiring another company

•	For recapitalization

•	For restructuring the company

•	For bankruptcy restructurings

•	For liquidations

•	For reincorporating in a different state

•	For a leveraged buyout of the company

•	For spinning off certain company operations or divisions

•	For the sale of assets

•	Against eliminating cumulative voting

•	For adopting cumulative voting

Board of Directors

•	For limiting the liability of directors

•	For amending director liability provisions

•	Against indemnifying directors and officers

•	Against amending provisions concerning the indemnification of directors and officers

•	For setting the board size

•	For allowing the directors to fill vacancies on the board without shareholder approval

•	Against giving the board the authority to set the size of the board as needed without shareholder approval

•	For a proposal regarding the removal of directors, except against if the proposal limits the removal of directors to cases where there is legal cause

•	For non-technical amendments to the company’s certificate of incorporation, except against if an amendment would have the effect of reducing shareholders’ rights

•	For non-technical amendments to the company’s by laws, except against if an amendment would have the effect of reducing shareholder’s rights

Anti-Takeover Provisions

•	Against a classified board

•	Against amending a classified board

•	For repealing a classified board

•	Against ratifying or adopting a shareholder rights plan (poison pill)

•	Against redeeming a shareholder rights plan (poison pill)

•	Against eliminating shareholders’ right to call a special meeting

•	Against limiting shareholders’ right to call a special meeting

•	For restoring shareholders’ right to call a special meeting

•	Against eliminating shareholders’ right to act by written consent

•	Against limiting shareholders’ right to act by written consent

•	For restoring shareholders’ right to act by written consent

•	Against establishing a supermajority vote provision to approve a merger or other business combination

•	For amending a supermajority vote provision to approve a merger or other business combination, except against if the amendment would increase the vote required to approve the transaction

•	For eliminating a supermajority vote provision to approve a merger or other business combination

•	Against adopting supermajority vote requirements (lock-ins) to change certain bylaw or charter provisions

•	Against amending supermajority vote requirements (lock-ins) to change certain bylaw or charter provisions

•	For eliminating supermajority vote requirements (lock-ins) to change certain bylaw or charter provisions

•	Against expanding or clarifying the authority of the board of directors to consider factors other than the interests of shareholders in assessing a takeover bid

•	Against establishing a fair price provision

•	Against amending a fair price provision

•	For repealing a fair price provision

•	For limiting the payment of greenmail

•	Against adopting advance notice requirements

•	For opting out of a state takeover statutory provision

•	Against opt into a state takeover statutory provision

Compensation

•	For adopting a stock incentive plan for employees, except decide on a case-by-case basis if the plan dilution is more than 15% of outstanding common stock or if the potential dilution from all company plans, including the one proposed, is more than 20% of outstanding common stock

•	For amending a stock incentive plan for employees, except decide on a case-by-case basis if the minimum potential dilution from all company plans, including the one proposed, is more than 20% of outstanding common stock

•	For adding shares to a stock incentive plan for employees, except decide on a case-by-case basis if the plan dilution is more than 15% of outstanding common stock or if the potential dilution from all company plans, including the one proposed, is more than 20% of outstanding common stock

•	For limiting per-employee option awards

•	For extending the term of a stock incentive plan for employees

•	For adopting a stock incentive plan for non-employee directors, except decide on a case-by-case basis if the plan dilution is more than 5% of outstanding common equity or if the minimum potential dilution from all plans, including the one proposed, is more than 10% of outstanding common equity

•	For amending a stock incentive plan for non-employee directors, except decide on a case-by-case basis if the minimum potential dilution from all plans, including the one proposed, is more than 10% of outstanding common equity

•	For adding shares to a stock incentive plan for non-employee directors, except decide on a case-by-case basis if the plan dilution is more than 5% of outstanding common equity or if the minimum potential dilution from all plans, including the one proposed, is more than 10% of the outstanding common equity

•	For adopting an employee stock purchase plan, except against if the proposed plan allows employees to purchase stock at prices of less than 75% of the stock’s fair market value

•	For amending an employee stock purchase plan, except against if the proposal allows employees to purchase stock at prices of less than 75% of the stock’s fair market value

•	For adding shares to an employee stock purchase plan, except against if the proposed plan allows employees to purchase stock at prices of less than 75% of the stock’s fair market value

•	For adopting a stock award plan, except decide on a case-by-case basis if the plan dilution is more than 5% of the outstanding common equity or if the minimum potential dilution from all plans, including the one proposed, is more than 10% of the outstanding common equity

•	For amending a stock award plan, except against if the amendment shortens the vesting requirements or lessens the performance requirements

•	For adding shares to a stock award plan, except decide on a case-by-case basis if the plan dilution is more than 5% of the outstanding common equity or if the minimum potential dilution from all plans, including the one proposed, is more than 10% of the outstanding common equity

•	For adopting a stock award plan for non-employee directors, except decide on a case-by-case basis if the plan dilution is more than 5% of the outstanding common equity or if the minimum potential dilution from all plans, including the one proposed, is more than 10% of the outstanding common equity

•	For amending a stock award plan for non-employee directors, except decide on a case-by-case basis if the minimum potential dilution from all plans is more than 10% of the outstanding common equity.

•	For adding shares to a stock award plan for non-employee directors, except decide on a case-by-case basis if the plan dilution is more than 5% of the outstanding common equity or if the minimum potential dilution from all plans, including the one proposed, is more than 10% of the outstanding common equity

•	For approving an annual bonus plan

•	For adopting a savings plan

•	For granting a one-time stock option or stock award, except decide on a case-by-case basis if the plan dilution is more than 15% of the outstanding common equity

•	For adopting a deferred compensation plan

•	For approving a long-term bonus plan

•	For approving an employment agreement or contract

•	For amending a deferred compensation plan

•	For exchanging underwater options (options with a per-share exercise price that exceeds the underlying stock’s current market price)

•	For amending an annual bonus plan

•	For reapproving a stock option plan or bonus plan for purposes of OBRA

•	For amending a long-term bonus plan

Shareholder Proposals

•	For requiring shareholder ratification of auditors

•	Against requiring the auditors to attend the annual meeting

•	Against limiting consulting by auditors

•	Against requiring the rotation of auditors

•	Against restoring preemptive rights

•	For asking the company to study sales, spin-offs, or other strategic alternatives

•	For asking the board to adopt confidential voting and independent tabulation of the proxy ballots

•	Against asking the company to refrain from counting abstentions and broker non-votes in vote tabulations

•	Against eliminating the company’s discretion to vote unmarked proxy ballots.

•	For providing equal access to the proxy materials for shareholders

•	Against requiring the improvement of annual meeting reports

•	Against changing the annual meeting location

•	Against changing the annual meeting date

•	Against asking the board to include more women and minorities as directors.

•	Against seeking to increase board independence

•	Against limiting the period of time a director can serve by establishing a retirement or tenure policy

•	Against requiring minimum stock ownership by directors

•	Against providing for union or employee representatives on the board of directors

•	For increasing disclosure regarding the board’s role in the development and monitoring of the company’s long-term strategic plan

•	For increasing the independence of the nominating committee

•	For creating a nominating committee of the board

•	Against urging the creation of a shareholder committee

•	Against asking that the chairman of the board of directors be chosen from among the ranks of the non-employee directors

•	Against asking that a lead director be chosen from among the ranks of the non-employee directors

•	For adopting cumulative voting

•	Against requiring directors to place a statement of candidacy in the proxy statement

•	Against requiring the nomination of two director candidates for each open board seat

•	Against making directors liable for acts or omissions that constitute a breach of fiduciary care resulting from a director’s gross negligence and/or reckless or willful neglect

•	For repealing a classified board

•	Against asking the board to redeem or to allow shareholders to vote on a poison pill shareholder rights plan

•	For eliminating supermajority provisions

•	For reducing supermajority provisions

•	Against repealing fair price provisions

•	For restoring shareholders’ right to call a special meeting

•	For restoring shareholders’ right to act by written consent

•	For limiting the board’s discretion to issue targeted share placements or requiring shareholder approval before such block placements can be made

•	For seeking to force the company to opt out of a state takeover statutory provision

•	Against reincorporating the company in another state

•	For limiting greenmail payments

•	Against restricting executive compensation

•	For enhance the disclosure of executive compensation

•	Against restricting director compensation

•	Against capping executive pay

•	Against calling for directors to be paid with company stock

•	Against calling for shareholder votes on executive pay

•	Against calling for the termination of director retirement plans

•	Against asking management to review, report on, and/or link executive compensation to non-financial criteria, particularly social criteria

•	Against seeking shareholder approval to reprice or replace underwater stock options

•	For banning or calling for a shareholder vote on future golden parachutes

•	Against seeking to award performance-based stock options

•	Against establishing a policy of expensing the costs of all future stock options issued by the company in the company’s annual income statement

•	Against requesting that future executive compensation be determined without regard to any pension fund income

•	For creating a compensation committee

•	Against requiring that the compensation committee hire its own independent compensation consultants-separate from the compensation consultants working with corporate management-to assist with executive compensation issues

•	For increasing the independence of the compensation committee

•	For increasing the independence of the audit committee

•	For increasing the independence of key committees

Social Issue Proposals

•	For asking the company to develop or report on human rights policies

•	For asking the company to review its operations’ impact on local groups, except against if the proposal calls for action beyond reporting

•	Against asking the company to limit or end operations in Burma

•	For asking management to review operations in Burma

•	For asking management to certify that company operations are free of forced labor

•	Against asking management to implement and/or increase activity on each of the principles of the U.S. Business Principles for Human Rights of Workers in China.

•	Against asking management to develop social, economic, and ethical criteria that the company could use to determine the acceptability of military contracts and to govern the execution of the contracts

•	Against asking management to create a plan of converting the company’s facilities that are dependent on defense contracts toward production for commercial markets

•	Against asking management to report on the company’s government contracts for the development of ballistic missile defense technologies and related space systems

•	Against asking management to report on the company’s foreign military sales or foreign offset activities

•	Against asking management to limit or end nuclear weapons production

•	Against asking management to review nuclear weapons production

•	Against asking the company to establish shareholder-designated contribution programs

•	Against asking the company to limit or end charitable giving

•	For asking the company to increase disclosure of political spending and activities

•	Against asking the company to limit or end political spending

•	For requesting disclosure of company executives’ prior government service

•	Against requesting affirmation of political nonpartisanship

•	For asking management to report on or change tobacco product marketing practices, except against if the proposal calls for action beyond reporting

•	Against severing links with the tobacco industry

•	Against asking the company to review or reduce tobacco harm to health

•	For asking management to review or promote animal welfare, except against if the proposal calls for action beyond reporting

•	For asking the company to report or take action on pharmaceutical drug pricing or distribution, except against if the proposal asks for more than a report

•	Against asking the company to take action on embryo or fetal destruction

•	For asking the company to review or report on nuclear facilities or nuclear waste, except against if the proposal asks for cessation of nuclear-related activities or other action beyond reporting

•	For asking the company to review its reliance on nuclear and fossil fuels, its development or use of solar and wind power, or its energy efficiency, except vote against if the proposal asks for more than a report.

•	Against asking management to endorse the Ceres principles

•	For asking the company to control generation of pollutants, except against if the proposal asks for action beyond reporting or if the company reports its omissions and plans to limit their future growth or if the company reports its omissions and plans to reduce them from established levels

•	For asking the company to report on its environmental impact or plans, except against if management has issued a written statement beyond the legal minimum

•	For asking management to report or take action on climate change, except against if management acknowledges a global warming threat and has issued company policy or if management has issued a statement and committed to targets and timetables or if the company is not a major emitter of greenhouse gases

•	For asking management to report on, label, or restrict sales of bioengineered products, except against if the proposal asks for action beyond reporting or calls for a moratorium on sales of bioengineered products

•	Against asking the company to preserve natural habitat

•	Against asking the company to review its developing country debt and lending criteria and to report to shareholders on its findings

•	Against requesting the company to assess the environmental, public health, human rights, labor rights, or other socioeconomic impacts of its credit decisions

•	For requesting reports and/or reviews of plans and/or policies on fair lending practices, except against if the proposal calls for action beyond reporting

•	Against asking the company to establish committees to consider issues related to facilities closure and relocation of work

•	For asking management to report on the company’s affirmative action policies and programs, including releasing its EEO-1 forms and providing statistical data on specific positions within the company, except against if the company releases its EEO-1 reports

•	Against asking management to drop sexual orientation from EEO policy

•	Against asking management to adopt a sexual orientation non-discrimination policy

•	For asking management to report on or review Mexican operations

•	Against asking management to adopt standards for Mexican operations

•	Against asking management to review or implement the MacBride principles

•	Against asking the company to encourage its contractors and franchisees to implement the MacBride principles

•	For asking management to report on or review its global labor practices or those of its contractors, except against if the company already reports publicly using a recognized standard or if the resolution asks for more than a report

•	Against asking management to adopt, implement, or enforce a global workplace code of conduct based on the International Labor Organization’s core labor conventions

•	For requesting reports on sustainability, except against if the company has already issued a report in GRI format

Conflict Resolution

Individual portfolio managers, in the exercise of their best judgment and discretion, may from time to time override the Guidelines and vote proxies in a manner that they believe will enhance the economic value of clients’ assets, keeping in mind the best interests of the beneficial owners. A portfolio manager choosing to override the Guidelines must deliver a written rationale for each such decision to TCW’s Proxy Specialist (the “Proxy Specialist”), who will maintain such documentation in TCW’s proxy voting records and deliver a quarterly report to the Proxy Committee of all votes cast other than in accordance with the Guidelines. If the Proxy Specialist believes there is a question regarding a portfolio manager’s vote, she will obtain the approval of TCW’s Director of Research (the “Director of Research”) for the vote before submitting it. The Director of Research will review the portfolio manager’s vote and make a determination. If the Director of Research believes it appropriate, she may elect to convene the Proxy Committee.

It is unlikely that serious conflicts of interest will arise in the context of TCW’s proxy voting, because TCW does not engage in investment banking or the managing or advising of public companies. In the event a potential conflict of interest arises in the context of voting proxies for TCW’s clients, the primary means by which TCW will avoid a conflict is by casting such votes solely in the interests of its clients and in the interests of maximizing the value of their portfolio holdings. In this regard, if a potential conflict of interest arises, but the proxy vote to be decided is predetermined hereunder to be cast either in favor or against, then TCW will vote accordingly. On the other hand, if a potential conflict of interest arises and either there is no predetermined vote or such vote is to be decided on a case-by-case basis, then TCW will undertake the following analysis.

First, if a potential conflict of interest is identified because the issuer soliciting proxy votes is itself a client of TCW’s (or because an affiliate of such issuer, such as a pension or profit sharing plan sponsored by such issuer, is a client of TCW’s), then the Proxy Committee will determine whether such relationship is material to TCW. In making this determination, a conflict of interest will usually not be deemed to be material unless the assets managed for that client by TCW exceed, in the aggregate, 0.25% (25 basis points) or more of TCW’s total assets under management. If such a material conflict is deemed to have arisen, then TCW will refrain completely from exercising its discretion with respect to voting the proxy with respect to such vote and will, instead, refer that vote to an outside service for its independent consideration as to how the vote should be cast. Second, a potential conflict of interest may arise because an employee of TCW sits on the Board of a public company. The Proxy Specialist is on the distribution list for an internal chart that shows any Board seats in public companies held by TCW personnel. If there is a vote regarding such a company, and the portfolio manager wants to vote other than in accordance with the Guidelines, the Proxy Specialist will confirm that the portfolio manager has not spoken with the particular Board member and will provide the Proxy Committee with the facts and vote rationale so that it can vote the securities. The vote by the Proxy Committee will be documented.

Finally, if a portfolio manager conflict is identified with respect to a given proxy vote, the Proxy Committee will remove such vote from the conflicted portfolio manager and, as a group, the Proxy Committee will consider and cast the vote

Proxy Voting Information and Recordkeeping

Upon request, TCW provides proxy voting records to its clients. These records state how votes were cast on behalf of client accounts, whether a particular matter was proposed by the company or a shareholder, and whether or not TCW voted in line with management recommendations. TCW is prepared to explain to clients the rationale for votes cast on behalf of client accounts. To obtain proxy voting records, a client should contact the Proxy Specialist.

TCW or an outside service will keep records of the following items: (i) these Proxy Voting Guidelines and any other proxy voting procedures; (ii) proxy statements received regarding client securities (unless such statements are available on the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system); (iii) records of votes cast on behalf of clients (if maintained by an outside service, that outside service will provide copies of those records promptly upon request); (iv) records of written requests for proxy voting information and TCW’s response (whether a client’s request was oral or in writing); and (v) any documents prepared by TCW that were material to making a decision how to vote, or that memorialized the basis for the decision. Additionally, TCW or an outside service will maintain any documentation related to an identified material conflict of interest.

TCW or an outside service will maintain these records in an easily accessible place for at least five years from the end of the fiscal year during which the last entry was made on such record. For the first two years, TCW or an outside service will store such records at its principal office.

International Proxy Voting

While TCW utilizes these Proxy Voting Guidelines for both international and domestic portfolios and clients, there are some significant differences between voting U.S. company proxies and voting non-U.S. company proxies. For U.S. companies, it is relatively easy to vote proxies, as the proxies are automatically received and may be voted by mail or electronically. In most cases, the officers of a U.S. company soliciting a proxy act as proxies for the company’s shareholders.

For proxies of non-U.S. companies, however, it is typically both difficult and costly to vote proxies. The major difficulties and costs may include: (i) appointing a proxy; (ii) knowing when a meeting is taking place; (iii) obtaining relevant information about proxies, voting procedures for foreign shareholders, and restrictions on trading securities that are subject to proxy votes; (iv) arranging for a proxy to vote; and

(v) evaluating the cost of voting. Also, proxy votes against management rarely succeed. Furthermore, the operational hurdles to voting proxies vary by country. As a result, TCW considers international proxy voting on a case-by-case basis. However, when TCW believes that an issue to be voted is likely to affect the economic value of the portfolio securities, that its vote may influence the ultimate outcome of the contest, and that the benefits of voting the proxy exceed the expected costs, TCW will make every reasonable effort to vote such proxies. In addition, TCW will attempt to implement, to the extent appropriate, uniform voting procedures across countries.

JANUS CAPITAL MANAGEMENT LLC

PROXY VOTING PROCEDURES

DECEMBER 2005

The following represents the procedures for Janus Capital Management LLC (“Janus”) with respect to the voting of proxies on behalf of all clients, including mutual funds advised by Janus, for which Janus has voting responsibility and the keeping of records relating to proxy voting.

General Policy.    Janus votes proxies in the best interest of if its clients. Janus will not accept direction as to how to vote individual proxies for which it has voting responsibility from any other person or organization (other than the research and information provided by the Proxy Voting Service). Janus will only accept direction from a client to vote proxies for that client’s account pursuant to 1) Janus’ Proxy Voting Guidelines 2) the recommendations of Institutional Shareholder Services or 3) the recommendations of Institutional Shareholder Services under their Proxy Voter Services program.

ERISA Plan Policy.    On behalf of client accounts subject to ERISA, Janus seeks to discharge its fiduciary duty by voting proxies solely in the best interest of the participants and beneficiaries of such plans. Janus recognizes that the exercise of voting rights on securities held by ERISA plans for which Janus has voting responsibility is a fiduciary duty that must be exercised with care, skill, prudence and diligence. In voting proxies for ERISA accounts, Janus will exercise its fiduciary responsibility to vote all proxies for shares for which it has investment discretion as investment manager unless the power to vote such shares has been retained by the appointing fiduciary as set forth in the documents in which the named fiduciary has appointed Janus as investment manager.

Proxy Voting Committee.    The Janus Proxy Voting Committee (the “Committee”) develops Janus’ positions on all major corporate issues, creates guidelines and oversees the voting process. The Committee is comprised of the Vice President of Investment Accounting, the Assistant Vice President of Compliance, and a Portfolio Management representative (or their designees). Internal legal counsel serves as a consultant to the Committee and is a non-voting member. A quorum is required for all Committee meetings. In creating proxy voting recommendations, the Committee analyzes proxy proposals from the prior year and evaluates whether those proposals would adversely affect shareholders’ interests. Once the Committee establishes its recommendations, they are distributed to Janus’ portfolio managers(1) for review and comment. Following portfolio manager input on the recommendations, they are implemented as the Janus Proxy Voting Guidelines (the “Guidelines”). While the Committee sets the Guidelines and serves as a resource for Janus portfolio management, it does not have proxy voting authority for any proprietary or non-proprietary mutual fund or any investment advisory client. The portfolio managers are responsible for proxy votes on securities they own in the portfolios they manage. Most portfolio managers vote consistently with the Guidelines. However, a portfolio manager may choose to vote contrary to the Guidelines. When portfolio managers cast votes which are contrary to the Guidelines, they are required to document their reasons in writing for the Committee. In many cases, a security may be held by multiple portfolio managers. Portfolio

(1)	All references to portfolio managers include assistant portfolio managers.

managers are not required to cast consistent votes. Annually the Janus Funds Board of Trustees, or a committee thereof, will review Janus’ proxy voting process, policies and voting records.

Investment Accounting Group.    The Investment Accounting Group is responsible for administering the proxy voting process as set forth in these procedures. The Proxy Administrator in the Investment Accounting Group works with the proxy voting service and is responsible for ensuring that all meeting notices are reviewed against the Guidelines and proxy matters are communicated to the portfolio managers and analysts for consideration pursuant to the Guidelines.

Voting and Use of Proxy Voting Service.    Janus has engaged an independent Proxy Voting Service to assist in the voting of proxies. The Proxy Voting Service is responsible for coordinating with the clients’ custodians to ensure that all proxy materials received by the custodians relating to the clients’ portfolio securities are processed in a timely fashion. In addition, the Proxy Voting Service is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to Janus upon request.

To the extent applicable, the Proxy Voting Service will process all proxy votes in accordance with the Guidelines. Portfolio managers may decide to vote their proxies consistent with the Guidelines and instruct the Proxy Administrator to vote all proxies accordingly. In such cases, he or she may request to review the vote recommendations and sign-off on all the proxies before the votes are cast, or may choose to only sign-off on those votes cast against management. The portfolio managers are also given the option of reviewing and determining the votes on all proxies without utilizing the Guidelines. In all cases, the portfolio mangers may elect to receive a weekly report summarizing all proxy votes in his or her client accounts. Portfolio managers who vote their proxies inconsistent with the Guidelines are required to document the rationale for their vote. The Proxy Administrator is responsible for maintaining this documentation. If the Proxy Administrator does not receive a voting instruction from a Portfolio Manager, and the Guidelines require Portfolio Manager input on the issue, the vote will be cast by the Chief Investment Officer or the Director of Research.

The Proxy Voting Service will refer proxy questions to the Proxy Administrator for instructions under circumstances where: (1) the application of the Guidelines is unclear; (2) a particular proxy question is not covered by the Guidelines; or (3) the Guidelines call for Janus portfolio manager input. The Proxy Administrator solicits feedback from the Portfolio Manager or the Committee as required. Janus also utilizes research services relating to proxy questions provided by the Proxy Voting Service.

Procedures for Proxy Issues Outside the Guidelines.    In situations where the Proxy Voting Service refers a proxy question to the Proxy Administrator, the Proxy Administrator will consult with the portfolio manager regarding how the shares will be voted. The Proxy Administrator will refer such questions, through a written request, to the portfolio manager(s) who holds the security for a voting recommendation. The Proxy Administrator may also refer such questions, through a written request to any member of the Committee, but the Committee cannot direct the Proxy Administrator how to vote. If the proxy issue raises a conflict of interest (see Conflict of Interest discussion below), the portfolio manager will document how the proxy should be voted and the rationale for such recommendation. If the portfolio manager has had any contact with persons outside of Janus (excluding routine communications with proxy solicitors) regarding the proxy issue, the portfolio manager will disclose that contact to the Committee. The Committee will review the portfolio manager’s voting recommendation. If the Committee believes a conflict exists and that the portfolio manager’s voting recommendation is not in the best interests of the shareholders, the Committee will refer the issue to the Janus Chief Investment Officer (or the Director of Research in his/her absence) to determine how to vote.

Procedures for Voting Janus “Funds of Funds”.    Janus advises certain portfolios or “funds of funds” that invest in other Janus funds. From time to time, a fund of funds may be required to vote proxies for the underlying Janus fund(s) in which it is invested. If an underlying Janus fund submits a matter to a vote of its shareholders, votes for and against such matters on behalf of the owner fund of funds will be cast in the same proportion as the votes of the other shareholders in the underlying fund (also know as “echo-voting”).

Conflicts of Interest.    The Committee is responsible for monitoring and resolving possible material conflicts with respect to proxy voting. Because the Guidelines are pre-determined and designed to be in the best interests of shareholders, application of the Guidelines to vote client proxies should, in most cases, adequately address any possible conflicts of interest. In instances where a portfolio manager proposes to vote a proxy inconsistent with the Guidelines, the Committee will review the proxy votes to determine whether the portfolio manager’s voting rationale appears reasonable and no material conflict exists.

A conflict of interest may exist, for example, if Janus has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. In addition, any portfolio manager with knowledge of a personal conflict of interest (i.e., a family member in a company’s management) relating to a particular referral item shall disclose that conflict to the Committee and may be required to recuse himself or herself from the proxy voting process. Issues raising possible conflicts of interest are referred by the Proxy Administrator to the Committee for resolution. If the Committee does not agree that the portfolio manager’s rationale is reasonable, the Committee will refer the matter to the Chief Investment Officer (or the Director of Research) to vote the proxy.

Reporting and Record Retention.    Upon request, on an annual basis, Janus will provide its non-mutual fund clients with the proxy voting record for that client’s account. Starting in August 2004, on an annual basis, Janus will provide its proxy voting record for each proprietary mutual fund for the one-year period ending on June 30th on Janus’ website.

Janus retains proxy statements received regarding client securities, records of votes cast on behalf of clients, records of client requests for proxy voting information and all documents prepared by Janus regarding votes cast in contradiction to the Janus guidelines. In addition, any document prepared by Janus that is material to a proxy voting decision such as the Janus Proxy Voting Guidelines, Proxy Voting Committee materials and other internal research relating to voting decisions will be kept. Proxy statements received from issuers are either available on the SEC’s EDGAR database or are kept by a third party voting service and are available on request. All proxy voting materials and supporting documentation are retained for a minimum of 6 years.

THORNBURG INVESTMENT MANAGEMENT, INC.

Thornburg Investment Management, through a third-party voting service, votes shares owned by clients according to the proxy voting guidelines provided by the third-party voting service. Currently, Thornburg Investment Management contracts with Institutional Shareholder Services (ISS) to act as the third-party voting service.

The proxy voting procedures are as follows:

•	Custodians, distribution agents and any other parties that would traditionally send proxy materials to Thornburg Investment Management are instructed to forward all proxy materials to ISS for review.

•	After an analysis of the topics, ISS then forwards their recommendations to Thornburg Investment Management for review.

•	Once Thornburg Investment Management has reviewed the recommendations provided by ISS a determination will be made to either override the recommendation or agree to vote as advised.

•	Generally Thornburg Investment Management will vote with the recommendation made by ISS. Exceptions may exist when the vote concerns issues that are unique or non-routine.

•	Thornburg Investment Management will abstain from voting on all social issues.

Resolution of Conflicts of Interest

In any case where a portfolio manager determines that a proxy vote involves an actual Conflict of Interest, and the proxy vote relates to the election of a director in a uncontested election or ratification of selection of independent accountants, the portfolio manager shall vote the proxy in accordance with the recommendation of any proxy voting service previously engaged by the Manager. If no such recommendation is available, or if the proxy vote involves any other matters, the portfolio manager shall immediately refer the vote to the Client (or in the case of any registered investment company managed by the Manager which is a Client, to the chairman of its audit committee) for direction on the voting of the proxy or consent to vote in accordance with the portfolio manager’s recommendation. In all cases where such a vote is referred to the Client, the Manager shall disclose the Conflict of Interest to the Client.

INSTITUTIONAL CAPITAL CORPORATION

PROXY VOTING POLICIES AND PROCEDURES

Institutional Capital Corporation (the “Adviser”) exercises voting authority with respect to securities held by our private account clients who delegate authority for proxy voting to us and the ICAP Funds, Inc (the “Fund”). Our fiduciary duties require us to monitor corporate events and to vote the proxies in a manner consistent with the best interest of our clients and Fund shareholders.

I.    Supervision of policy

The Proxy Committee is responsible for overseeing the day-to-day operation of these proxy voting policies and procedures. The analyst who follows the company is responsible for monitoring corporate actions, analyzing proxy proposals, making voting decisions, and ensuring that proxies are submitted in a timely fashion. We have retained Institutional Shareholder Services to provide objective analysis and recommendations to assist the analyst and Proxy Committee in their evaluation of each proxy proposal.

II.    Disclosure to clients

We will disclose to clients and to the Board of Directors of the Fund how they can obtain information from us on how client and Fund portfolio securities were voted. This disclosure will be made annually. At the same time, we will provide a summary of these proxy voting policies and procedures to clients and to the Board of Directors of the Fund, and, upon request, will provide them with a copy of the same.

III.    Recordkeeping

We will maintain the following records with respect to proxy voting:

•	a copy of our proxy voting policies and procedures;

•	a copy of all proxy statements received (the Adviser may rely on a third party or the SEC’s EDGAR system to satisfy this requirement);

•	a record of each vote cast on behalf of a client (the Adviser may rely on a third party to satisfy this requirement);

•	a copy of any document prepared by the Adviser that was material to making a voting decision or that memorializes the basis for that decision; and

•	a copy of each written client request for information on how we voted proxies on the client’s behalf, and a copy of any written response to any (written or oral) client request for information on how we voted proxies on behalf of the requesting client.

These books and records shall be made and maintained in accordance with the requirements and time periods provided in Rule 204-2 of the Investment Advisers Act of 1940.

IV.    Proxy voting guidelines

The proxy voting guidelines summarize our position on various issues of concern to clients and Fund shareholders and give a general indication as to how we will vote shares on each issue. However, this list is not exhaustive and does not include all potential voting issues and for that reason, there may be instances where we may not vote the client’s shares in strict accordance with these guidelines. Alternatively, clients may give us their own written proxy voting guidelines to which we will endeavor to adhere for their account.

V.    Conflicts of interest

There may be instances where our interests conflict, or appear to conflict, with client interests. For example, we may manage a portion of a pension plan of a company whose management is soliciting proxies. There may be a concern that we would vote in favor of management because of our relationship with the company. Or, for example, we (or our senior executive officers) may have business or personal relationships with corporate directors or candidates for directorship.

Our duty is to vote proxies in the best interests of our clients and Fund shareholders. Therefore, in situations where there is a conflict of interest, we will take one of the following steps to resolve the conflict:

1.	Vote the securities based on a pre-determined voting policy if the application of the policy to the matter presented involves little discretion on our part;

2.	Vote the securities in accordance with a pre-determined policy based upon the recommendations of an independent third party, such as a proxy voting service; or

3.	Disclose the conflict to the client or, with respect to the Fund, the Fund’s Board of Directors (or its delegate) and obtain the client’s or Board’s direction to vote the proxies.

MFS INVESTMENT MANAGEMENT

PROXY VOTING POLICIES AND PROCEDURES

Massachusetts Financial Services Company, MFS Institutional Advisors, Inc. and MFS’ other investment adviser subsidiaries (collectively, “MFS”) have adopted proxy voting policies and procedures, as set forth below, with respect to securities owned by the clients for which MFS serves as investment adviser and has the power to vote proxies, including the registered investment companies sponsored by MFS (the “MFS Funds”). References to “clients” in these policies and procedures include the MFS Funds and other clients of MFS, such as funds organized offshore, sub-advised funds and separate account clients, to the extent these clients have delegated to MFS the responsibility to vote proxies on their behalf under MFS’ proxy and voting policies.

A.    VOTING GUIDELINES

1.    General Policy; Potential Conflicts of Interest

MFS’ policy is that proxy voting decisions are made in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in the interests of any other party or in MFS’ corporate interests, including interests such as the distribution of MFS Fund shares, administration of 401(k) plans, and institutional relationships.

MFS has carefully reviewed matters that in recent years have been presented for shareholder vote by either management or shareholders of public companies. Based on the overall principle that all votes cast by MFS on behalf of its clients must be in what MFS believes to be the best long-term economic interests of such clients, MFS has adopted proxy voting guidelines, set forth below, that govern how MFS generally plans to vote on specific matters presented for shareholder vote. In all cases, MFS will exercise its discretion in voting on these matters in accordance with this overall principle. In other words, the underlying guidelines are simply that — guidelines. Proxy items of significance are often considered on a case-by-case basis, in light of all relevant facts and circumstances, and in certain cases MFS may vote proxies in a manner different from these guidelines.

As a general matter, MFS maintains a consistent voting position on similar proxy proposals with respect to various issuers. In addition, MFS generally votes consistently on the same matter when securities of an issuer are held by multiple client accounts. However, MFS recognizes that there are gradations in certain types of proposals that might result in different voting positions being taken with respect to different proxy statements. There also may be situations involving matters presented for shareholder vote that are not clearly governed by the guidelines, such as proposed mergers and acquisitions. Some items that otherwise would be acceptable will be voted against the proponent when it is seeking extremely broad flexibility without offering a valid explanation. MFS reserves the right to override the guidelines with respect to a particular shareholder vote when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients.

From time to time, MFS receives comments on these guidelines as well as regarding particular voting issues from its clients and corporate issuers. These comments are carefully considered by MFS, when it reviews these guidelines each year and revises them as appropriate.

These policies and procedures are intended to address any potential material conflicts of interest on the part of MFS or its affiliates that are likely to arise in connection with the voting of proxies on behalf of MFS’ clients. If such potential conflicts of interest do arise, MFS will analyze, document and report on such potential conflicts (see Sections B.2 and E below), and shall ultimately vote these proxies in what MFS believes to be the best long-term economic interests of its clients. The MFS Proxy Review Group is responsible for monitoring and reporting with respect to such potential conflicts of interest.

B.    ADMINISTRATIVE PROCEDURES

1.    MFS Proxy Review Group

The administration of these policies and procedures is overseen by the MFS Proxy Review Group, which includes senior MFS Legal Department officers and MFS’ Proxy Consultant. The MFS Proxy Review Group:

a.	Reviews these policies and procedures at least annually and recommends any amendments considered to be necessary or advisable;

b.	Determines whether any material conflicts of interest exist with respect to instances in which (i) MFS seeks to override these guidelines and (ii) votes not clearly governed by these guidelines; and

c.	Considers special proxy issues as they may arise from time to time.

The current MFS Proxy Consultant is an independent proxy consultant who performs these services exclusively for MFS.

2.    Potential Conflicts of Interest

The MFS Proxy Review Group is responsible for monitoring potential material conflicts of interest on the part of MFS or its affiliates that could arise in connection with the voting of proxies on behalf of MFS’ clients. Any significant attempt to influence MFS’ voting on a particular proxy matter should be reported to the MFS Proxy Review Group. The MFS Proxy Consultant will assist the MFS Proxy Review Group in carrying out these monitoring responsibilities.

In cases where proxies are voted in accordance with these policies and guidelines, no conflict of interest will be deemed to exist. In cases where (i) MFS is considering overriding these policies and guidelines, or (ii) matters presented for vote are not clearly governed by these policies and guidelines, the MFS Proxy Review Group and the MFS Proxy Consultant will follow these procedures:

a.	Compare the name of the issuer of such proxy against a list of significant current and potential (i) distributors of MFS Fund shares, (ii) retirement plans administered by MFS, and (iii) MFS institutional clients (the “MFS Significant Client List”);

b.	If the name of the issuer does not appear on the MFS Significant Client List, then no material conflict of interest will be deemed to exist, and the proxy will be voted as otherwise determined by the MFS Proxy Review Group;

c.	If the name of the issuer appears on the MFS Significant Client List, then at least one member of the MFS Proxy Review Group will carefully evaluate the proposed votes in order to ensure that the proxy ultimately is voted in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in MFS’ corporate interests; and

d.	For all potential material conflicts of interest identified under clause (c) above, the MFS Proxy Review Group will document: the name of the issuer, the issuer’s relationship to MFS, the analysis of the matters submitted for proxy vote, and the basis for the determination that the votes ultimately were cast in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in MFS’ corporate interests. A copy of the foregoing documentation will be provided to the MFS’ Conflicts Officer.

The members of the MFS Proxy Review Group other than the Proxy Consultant are responsible for creating and maintaining the MFS Significant Client List, in consultation with MFS’ distribution, retirement plan administration and institutional business units. The MFS Significant Client List will be reviewed and updated periodically as appropriate.

3.    Gathering Proxies

Most proxies received by MFS and its clients originate at Automatic Data Processing Corp. (“ADP”) although a few proxies are transmitted to investors by corporate issuers through their custodians or depositories. ADP and issuers send proxies and related material directly to the record holders of the shares beneficially owned by MFS’ clients, usually to the client’s custodian or, less commonly, to the client itself. This material will include proxy cards, reflecting the proper shareholdings of Funds and of clients on the record dates for such shareholder meetings, as well as proxy statements with the issuer’s explanation of the items to be voted upon.

MFS, on behalf of itself and the Funds, has entered into an agreement with an independent proxy administration firm, Institutional Shareholder Services, Inc. (the “Proxy Administrator”), pursuant to which the Proxy Administrator performs various proxy vote processing and recordkeeping functions for MFS’ Fund and institutional client accounts. The Proxy Administrator does not make recommendations to MFS as to how to vote any particular item. The Proxy Administrator receives proxy statements and proxy cards directly or indirectly from various custodians, logs these materials into its database and matches upcoming meetings with MFS Fund and client portfolio holdings, which are input into the Proxy Administrator’s system by an MFS holdings datafeed. Through the use of the Proxy Administrator system, ballots and proxy material summaries for the upcoming shareholders’ meetings of over 10,000 corporations are available on-line to certain MFS employees, the MFS Proxy Consultant and the MFS Proxy Review Group.

4.    Analyzing Proxies

After input into the Proxy Administrator system, proxies which are deemed to be routine and which do not require the exercise of judgment under these guidelines (e.g., those involving only uncontested elections of directors and the appointment of auditors) are automatically voted in favor by the Proxy Administrator without being sent to either the MFS Proxy Consultant or the MFS Proxy Review Group for further review. All proxies that are reviewed by either the MFS Proxy Consultant or a portfolio manager or analyst (e.g., those that involve merger or acquisition proposals) are then forwarded with the corresponding recommendation to the MFS Proxy Review Group.

Recommendations with respect to voting on non-routine issues are generally made by the MFS Proxy Consultant in accordance with the policies summarized under “Voting Guidelines,” and other relevant materials. His or her recommendation as to how each proxy proposal should be voted, including his or her rationale on significant items, is indicated on copies of proxy cards. These cards are then forwarded to the MFS Proxy Review Group.

As a general matter, portfolio managers and investment analysts have little or no involvement in specific votes taken by MFS. This is designed to promote consistency in the application of MFS’ voting guidelines, to promote consistency in voting on the same or similar issues (for the same or for multiple issuers) across all client accounts, and to minimize the potential that proxy solicitors, issuers, or third parties might attempt to exert inappropriate influence on the vote. In limited types of votes (e.g., mergers and acquisitions), the MFS Proxy Consultant or the MFS Proxy Review Group may consult with or seek recommendations from portfolio managers or analysts. But, the MFS Proxy Review Group would ultimately determine the manner in which all proxies are voted.

As noted above, MFS reserves the right to override the guidelines when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients. Any such override of the guidelines shall be analyzed, documented and reported in accordance with the procedures set forth in these policies.

5.    Voting Proxies

After the proxy card copies are reviewed, they are voted electronically through the Proxy Administrator’s system. In accordance with its contract with MFS, the Proxy Administrator also generates a variety of reports for the MFS Proxy Consultant and the MFS Proxy Review Group, and makes available on-line various other types of information so that the MFS Proxy Review Group and the MFS Proxy Consultant may monitor the votes cast by the Proxy Administrator on behalf of MFS’ clients.

C.    MONITORING SYSTEM

It is the responsibility of the Proxy Administrator and MFS’ Proxy Consultant to monitor the proxy voting process. As noted above, when proxy materials for clients are received, they are forwarded to the Proxy Administrator and are input into the Proxy Administrator’s system. Additionally, through an interface with the portfolio holdings database of MFS, the Proxy Administrator matches a list of all MFS Funds and clients who hold shares of a company’s stock and the number of shares held on the record date with the Proxy Administrator’s listing of any upcoming shareholder’s meeting of that company.

When the Proxy Administrator’s system “tickler” shows that the date of a shareholders’ meeting is approaching, a Proxy Administrator representative checks that the vote for MFS Funds and clients holding that security has been recorded in the computer system. If a proxy card has not been received from the client’s custodian, the Proxy Administrator calls the custodian requesting that the materials be forward immediately. If it is not possible to receive the proxy card from the custodian in time to be voted at the meeting, MFS may instruct the custodian to cast the vote in the manner specified and to mail the proxy directly to the issuer.

D.    RECORDS RETENTION

MFS will retain copies of these policies and procedures in effect from time to time and will retain all proxy voting reports submitted to the Board of Trustees and Board of Managers of the MFS Funds for the period required by applicable law. Proxy solicitation materials, including electronic versions of the proxy cards completed by the MFS Proxy Consultant and the MFS Proxy Review Group, together with their respective notes and comments, are maintained in an electronic format by the Proxy Administrator and are accessible on-line by the MFS Proxy Consultant and the MFS Proxy Review Group. All proxy voting materials and supporting documentation, including records generated by the Proxy Administrator’s system as to proxies processed, the dates when proxies were received and returned, and the votes on each company’s proxy issues, are retained as required by applicable law.

E.    REPORTS

All MFS Advisory Clients

At any time, a report can be printed by MFS for each client who has requested that MFS furnish a record of votes cast. The report specifies the proxy issues which have been voted for the client during the year and the position taken with respect to each issue.

Generally, MFS will not divulge actual voting practices to any party other than the client or its representatives (unless required by applicable law) because we consider that information to be confidential and proprietary to the client.

PROVIDENT INVESTMENT COUNSEL, INC.

PROXY VOTING POLICY AND PROCEDURE SUMMARY

JULY 2004

Provident Investment Counsel (PIC) has adopted formal proxy voting policies and procedures as required by new SEC Rule 206(4)-2 under the Investment Advisers Act of 1940. We believe these policies and procedures will ensure that PIC will vote proxies, on behalf of clients that have authorized us to do so, in the best interest of those clients in accordance with our fiduciary duties to them.

PIC has retained Institutional Shareholder Services (ISS), a widely respected third-party proxy-voting vendor, to oversee our proxy voting process. ISS will determine what proxies are outstanding with respect to shares held in our clients’ portfolios and what issues are to be voted on, and will help us ensure that proxies are voted in a timely manner.

PIC has adopted substantive voting guidelines covering a variety of the types of issues on which shareholders are often asked to vote. These guidelines will be used to vote the shares held in our clients’ portfolios, unless clients have directed us otherwise or our portfolio analysts believe the guidelines should not be followed in particular situations. The guidelines are governed by our primary duty to safeguard and promote the interests of our clients. In keeping with this duty, our general policy is to vote in favor of those proposals which advance the sustainable economic value of the companies our clients own. In the event of a conflict of interest between PIC and our clients, proxies will be voted as specified in our guidelines unless the guidelines involve substantial discretion by our portfolio analysts, in which case they will be voted as recommended by ISS.

Please notify your client service manager or account representative if you wish to receive a copy of our complete Proxy Voting Procedures and Guidelines or obtain information on how PIC voted your securities.

FRANKLIN ADVISERS, INC.

PROXY VOTING POLICIES & PROCEDURES

Franklin Advisers, Inc. (hereinafter “Adviser”) has delegated its administrative duties with respect to voting proxies to the Proxy Group within Franklin Templeton Companies, LLC (the “Proxy Group”), an affiliate and wholly owned subsidiary of Franklin Resources, Inc.

All proxies received by the Proxy Group will be voted based upon Adviser’s instructions and/or policies. To assist it in analyzing proxies, Adviser subscribes to Institutional Shareholder Services (“ISS”), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, recordkeeping and vote disclosure services. Although ISS’ analyses are thoroughly reviewed and considered in making a final voting decision, Adviser does not consider recommendations from ISS or any other third party to be determinative of Adviser’s ultimate decision. Adviser votes proxies solely in the interests of the client, Adviser-managed fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries (collectively “Advisory Clients”). As a matter of policy, the officers, directors and employees of Adviser and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of Advisory Clients. In situations where Adviser perceives a material conflict of interest, Adviser may: disclose the conflict to the relevant Advisory Clients; defer to the voting recommendation of the Advisory Clients, ISS or those of another independent third party provider of proxy services; send the proxy directly to the relevant Advisory Client for a decision, or take such other action in good faith (in consultation with counsel) which would protect the interests of the Advisory Clients.

As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company’s management. Each issue, however, is considered on its own merits, and Adviser will not support the position of the company’s management in any situation where it deems that the ratification of management’s position would adversely affect the investment merits of owning that company’s shares.

The Proxy Group is part of the Franklin Templeton Companies, LLC Corporate Legal Department and is overseen by legal counsel. For each shareholder meeting, a member of the Proxy Group will consult with the research analyst that follows the security and will provide the analyst with the meeting notice, agenda, ISS analyses, recommendations and any other available information. Adviser’s research analyst and relevant portfolio manager(s) are responsible for making the final voting decision based on their review of the agenda, ISS analysis, their knowledge of the company and any other information readily available. The Proxy Group must obtain voting instructions from Adviser’s research analyst, relevant portfolio manager(s) and/or legal counsel prior to submitting the vote.

Adviser has adopted general proxy voting guidelines that are reviewed periodically by various members of Adviser’s organization, including portfolio management, legal counsel and Adviser’s officers, and are subject to change. These guidelines cannot provide an exhaustive list of all the issues that may arise nor can Adviser anticipate all future situations. The guidelines cover such agenda items as the election of directors, ratification of auditors, management and director compensation, anti-takeover mechanisms, changes to capital structure, mergers and corporate restructuring, social and corporate policy issues, and global corporate governance.

The Proxy Group is fully cognizant of its responsibility to process proxies and maintain proxy records pursuant to SEC rules and regulations. In addition, Adviser understands its fiduciary duty to vote proxies and that proxy voting decisions may affect the value of shareholdings. Therefore, Adviser will attempt to process every vote it receives for all domestic and foreign proxies. However, there may be situations in which Adviser cannot process proxies, for example, where a meeting notice was received too late, or sell orders preclude the ability to vote. In addition, Adviser may abstain from voting under certain circumstances or vote against items such as “Other Business” when Adviser is not given adequate information from the company.

The Proxy Group is responsible for maintaining the documentation that supports Adviser’s voting position. The Proxy Group is also responsible for maintaining appropriate proxy voting supporting documentation and records. Such records may include, but are not limited to, a copy of all materials returned to the issuer and/or its agent, the documentation described above, listings of proxies voted by issuer and by client, and any other relevant information. The Proxy Group may use an outside service such as ISS to support this function. All files will be retained for at least five years, the first two of which will be on-site. Advisory Clients may view Adviser’s complete proxy voting policies and procedures on-line at www.franklintempleton.com, request copies of their proxy voting records and Adviser’s complete proxy voting policies and procedures by calling the Proxy Group collect at 1-954-847-2268 or send a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. In addition, the Proxy Group is responsible for ensuring that the proxy voting policies, procedures and records of Adviser are made available as required by law and is responsible for overseeing the filing of such policies and procedures with the SEC.

AXA ROSENBERG INVESTMENT MANAGEMENT LLC

PROXY VOTING PROCEDURES AND POLICIES

AS OF MARCH 2005

Statement of Proxy Voting

Proxy voting is an important right of the shareholders. Consequently, it is AXA Rosenberg Investment Management LLC’s and its advisory affiliates’ (collectively, “AXA Rosenberg”) policy to vote proxy proposals on behalf of its clients in a manner which is reasonably anticipated to further the best economic interests of those clients and consistent with enhancing shareholder value.

The client relationships in which AXA Rosenberg will vote the proxies include:

•	Employee benefit plans and other clients subject to ERISA;

•	Institutional clients, not subject to ERISA, which have delegated proxy-voting responsibility to AXA Rosenberg;

•	Certain registered investment companies advised or sub-advised by AXA Rosenberg; and

•	Limited partnerships and other commingled funds advised by AXA Rosenberg.

AXA Rosenberg will also accommodate clients who delegate proxy voting responsibility to AXA Rosenberg, but who wish to retain the right to exercise proxy voting rights associated with their portfolio on specific proxy issues.

For those advisory clients who have not delegated or who have expressly retained proxy-voting responsibility, AXA Rosenberg has no authority and will not vote any proxies for those client portfolios.

Proxy Voting Procedures

AXA Rosenberg has retained third party service providers (the “Service Providers”) to assist AXA Rosenberg in coordinating and voting proxies with respect to client securities. Once it is deemed that AXA Rosenberg will vote proxies on behalf of a client, AXA Rosenberg notifies Service Providers of this delegation, thereby enabling Service Providers to automatically receive proxy information. AXA Rosenberg monitors Service Providers to assure that the proxies are being properly voted and appropriate records are being retained.

Service Providers will:

1.	Keep a record of each proxy received;

2.	Determine which accounts managed by AXA Rosenberg hold the security to which the proxy relates;

3.	Compile a list of accounts that hold the security, together with the number of votes each account controls and the date by which AXA Rosenberg must vote the proxy in order to allow enough time for the completed proxy to be returned to the issuer prior to the vote taking place.

Other than the recommendations from the Service Providers, AXA Rosenberg will not accept direction as to how to vote individual proxies for whom it has voting responsibility from any other person or organization, except from a client to vote proxies for that client’s account.

Conflicts of Interest

AXA Rosenberg realizes that situations may occur whereby an actual or apparent conflict of interest could arise. For example, AXA Rosenberg may manage a portion of assets of a pension plan of a company whose management is soliciting proxies. We believe our duty is to vote proxies in the best interests of our clients. Therefore, in situations where there is a conflict of interest, we will instruct the Service Providers to vote proxies in our clients’ best interests unless specifically instructed by a client to vote proxies for that client’s account in a particular manner.

Proxies of Certain Non-US Issuers

Proxy voting procedures in certain countries can be complicated, expensive, and impede AXA Rosenberg’s ability to vote proxies for our clients. For example, countries that require “share blocking,” require manual voting, require providing local agents with power of attorney to facilitate voting instructions, etc. Accordingly, if we determine that in certain situations the responsibility/cost of voting exceeds the expected benefit to the client, we may abstain from voting those shares.

Disclosure

AXA Rosenberg will include a copy of these policies and procedures in its Form ADV Part II. Additionally, upon request, on an annual basis, AXA Rosenberg will provide its clients with the proxy voting record for that client’s account.

J.P. MORGAN INVESTMENT MANAGEMENT INC.

Summary

As an investment adviser, J.P. Morgan Investment Management Inc. (“J.P. Morgan“) may be granted by its clients the authority to vote the proxies of the securities held in client portfolios. To ensure that the proxies are voted in the best interests of its clients, J.P. Morgan and its affiliated advisers have adopted detailed proxy voting procedures (“Procedures”) that incorporate detailed proxy guidelines (“Guidelines”) for voting proxies on specific types of issues.

J.P. Morgan is part of a global asset management organization with the capability to invest in securities of issuers located around the globe. Because the regulatory framework and the business cultures and practices vary from region to region the Guidelines are customized for each region to take into account such variations. Separate Guidelines cover the regions of (1) North America, (2) Europe, (3) Asia (ex-Japan) and (4) Japan, respectively. As a general rule, in routine proxies of a particular security, the guidelines of the region in which the issuer of such security is organized will be applied.

Pursuant to the Procedures, most routine proxy matters will be voted in accordance with the Guidelines, which have been developed with the objective of encouraging corporate action that enhances shareholder value. For proxy matters that are not covered by the Guidelines, matters that require a case-by-case determination or where a vote contrary to the Guidelines is considered appropriate, the Procedures require a certification and review process to be completed before the vote is cast. That process is designed to identify actual or potential material conflicts of interest and ensure that the proxy vote is cast in the best interests of clients.

To oversee and monitor the proxy-voting process, J.P. Morgan has established a proxy committee and appointed a proxy administrator in each global location where proxies are voted. The primary function of each proxy committee is to review periodically general proxy-voting matters, review and approve the Guidelines annually, and provide advice and recommendations on general proxy-voting matters as well as on specific voting issues implemented by J.P. Morgan. The procedures permit an independent voting service; currently Institutional Shareholder Services, Inc. in the United States, to perform certain services otherwise carried out or coordinated by the proxy administrator.

MARSICO CAPITAL MANAGEMENT, LLC

SUMMARY OF PROXY VOTING POLICY

It is the policy of Marsico Capital Management, LLC (“MCM”) to vote all proxies over which it has voting authority in the best interest of MCM’s clients, as summarized here.

•	Under MCM’s investment discipline, one of the qualities MCM usually seeks in companies it invests in for client portfolios is good management. Because MCM has some confidence that the managements of most portfolio companies it invests in for clients seek to serve shareholders’ best interests, we believe that voting proxies in our clients’ best economic interest ordinarily means voting with these managements’ recommendations.

•	Although MCM ordinarily will vote proxies with management recommendations, MCM’s analysts generally review proxy proposals as part of our normal monitoring of portfolio companies and their managements. In rare cases, MCM might decide to vote a proxy against a management recommendation. MCM may notify affected clients of such a decision if it is reasonably feasible to do so.

•	MCM generally will abstain from voting, or take no action on, proxies issued by companies we have decided to sell, or proxies issued by foreign companies that impose burdensome voting requirements. MCM also may abstain from voting, or take no action on, proxies in other circumstances, such as when voting with management may not be in the best economic interest of clients, or as an alternative to voting with management. MCM will not notify clients of these routine abstentions or decisions not to take action.

•	In circumstances when there may be an apparent material conflict of interest between MCM’s interests and clients’ interests in how proxies are voted (such as when MCM knows that a proxy issuer is also an MCM client), MCM generally will resolve any appearance concerns by causing those proxies to be “echo voted” or “mirror voted” in the same proportion as other votes, or by voting the proxies as recommended by an independent service provider. MCM will not notify clients if it uses these routine procedures to resolve an apparent conflict. In rare cases, MCM might use other procedures to resolve an apparent conflict, and give notice to clients if it is reasonably feasible to do so.

•	MCM generally uses an independent service provider to help vote proxies, keep voting records, and disclose voting information to clients. MCM’s proxy voting policy and information about the voting of a client’s proxies are available to the client on request.

FIRSTHAND CAPITAL MANAGEMENT, INC.

PROXY VOTING POLICIES SUMMARY

As a registered investment adviser, Firsthand Capital Management, Inc. (“Firsthand”) has a fiduciary obligation to act in the best interests of its clients. Firsthand has developed a set of Proxy Voting Policies and Procedures (the “Proxy Procedures”) with respect to the voting of securities owned by clients over which Firsthand has discretionary voting authority. Firsthand believes that the right to vote proxies is a client asset and therefore, in exercising such rights, Firsthand will attempt to maximize and protect the value of the security and to give the greatest economic benefit to the client. The exclusive purpose shall be to provide benefits to the account by considering those factors that affect the value of the security with respect to which a proxy is issued. Under its Proxy Procedures, Firsthand will exercise voting rights on all decisions that Firsthand has determined to have a material effect on the value of the security.

In accordance with the Proxy Procedures, Firsthand has designated a third party agent (Institutional Shareholder Services (“ISS”)) to review each proxy proposal, to provide recommendations for voting and to cast votes on behalf of Firsthand’s clients, subject to the review and approval by Firsthand of such recommendation prior to voting. A designated employee of Firsthand reviews each ISS proposal and recommendation and, with due consultation with the Proxy Committee, ensures that votes are cast on a timely basis and in accordance with the Proxy Procedures.

The Proxy Procedures establishes the Proxy Committee, comprising of members of Firsthand’s portfolio management and research departments. The Proxy Committee meets quarterly to review the proxies voted during the preceding quarter and to reaffirm or adjust the voting guidelines for the upcoming quarter. The Proxy Committee also meets on an ad hoc basis whenever Firsthand believes that a vote should be cast in a way different from that recommended by ISS.

As a general rule Firsthand shall cause the proxies to be voted in the same manner as the issuer’s management, unless there are compelling reasons not to do so, because confidence in management is one of the factors considered in making an investment. Firsthand shall take into consideration, however, that certain proposals in the area of corporate governance, anti-takeover measures, capitalization changes and compensation programs may not be in the best interests of the relevant account and, therefore, provide reasons for voting against management. Such proposals will be reviewed by the Proxy Committee on a case by case basis and voted in a manner that the Proxy Committee believes to be in the best interest of the client.

The Proxy Procedures also address the issue of resolving conflict of interest. To the extent a conflict of interest exists and Firsthand decides to vote against the recommendation of an independent third party proxy administrator (i.e. ISS), the conflict must be identified and disclosed to the Proxy Committee. The Proxy Committee would review the conflict and all the surrounding facts and circumstances and decide how to resolve the conflict in the best interests of the client. An override of the independent third party recommendation may be approved if the Proxy Committee believes that any potential conflict of interest does not outweigh the business rationale for the override or inappropriately affect the recommendation of the Proxy Administrator.

A I M CAPITAL MANAGEMENT, INC.

PROXY POLICIES AND PROCEDURES

A.    Proxy Policies

Each of A I M Advisors, Inc., A I M Capital Management, Inc. and AIM Private Asset Management, Inc. (each an “AIM Advisor” and collectively “AIM”) has the fiduciary obligation to, at all times, make the economic best interest of advisory clients the sole consideration when voting proxies of companies held in client accounts. As a general rule, each AIM Advisor shall vote against any actions that would reduce the rights or options of shareholders, reduce shareholder influence over the board of directors and management, reduce the alignment of interests between management and shareholders, or reduce the value of shareholders’ investments. At the same time, AIM believes in supporting the management of companies in which it invests, and will accord proper weight to the positions of a company’s board of directors, and the AIM portfolio managers who chose to invest in the companies. Therefore, on most issues, our votes have been cast in accordance with the recommendations of the company’s board of directors, and we do not currently expect that trend to change. Although AIM’s proxy voting policies are stated below, AIM’s proxy committee considers all relevant facts and circumstances, and retains the right to vote proxies as deemed appropriate.

I.    Boards Of Directors

A board that has at least a majority of independent directors is integral to good corporate governance. Key board committees, including audit, compensation and nominating committees, should be completely independent.

There are some actions by directors that should result in votes being withheld. These instances include directors who:

•	Are not independent directors and (a) sit on the board’s audit, compensation or nominating committee, or (b) sit on a board where the majority of the board is not independent;

•	Attend less than 75 percent of the board and committee meetings without a valid excuse;

•	It is not clear that the director will be able to fulfill his function; Implement or renew a dead-hand or modified dead-hand poison pill;

•	Enacted egregious corporate governance or other policies or failed to replace management as appropriate;

•	Have failed to act on takeover offers where the majority of the shareholders have tendered their shares; or

•	Ignore a shareholder proposal that is approved by a majority of the shares outstanding.

Votes in a contested election of directors must be evaluated on a case-by-case basis, considering the following factors:

•	Long-term financial performance of the target company relative to its industry;

•	Management’s track record;

•	Portfolio manager’s assessment;

•	Qualifications of director nominees (both slates);

•	Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and

•	Background to the proxy contest.

II.    Independent Registered Public Accounting Firm

A company should limit its relationship with its auditors to the audit engagement, and certain closely related activities that do not, in the aggregate, raise an appearance of impaired independence. We will support the reappointment of the company’s auditors unless:

•	It is not clear that the auditors will be able to fulfill their function;

•	There is reason to believe the independent auditors have rendered an opinion that is neither accurate nor indicative of the company’s financial position; or

•	The auditors have a significant professional or personal relationship with the issuer that compromises the auditors’ independence.

III.    Compensation Programs

Appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of long-term shareholders and the interests of management, employees and directors. Plans should not substantially dilute shareholders’ ownership interests in the company, provide participants with excessive awards or have objectionable structural features. We will consider all incentives, awards and compensation, and compare them to a company-specific adjusted allowable dilution cap and a weighted average estimate of shareholder wealth transfer and voting power dilution.

•	We will generally vote against equity-based plans where the total dilution (including all equity-based plans) is excessive.

•	We will support the use of employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value.

•	We will vote against plans that have any of the following structural features: ability to re-price underwater options without shareholder approval, ability to issue options with an exercise price below the stock’s current market price, ability to issue reload options, or automatic share replenishment (“evergreen”) feature.

•	We will vote for proposals to reprice options if there is a value-for-value (rather than a share-for-share) exchange.

•	We will generally support the board’s discretion to determine and grant appropriate cash compensation and severance packages.

IV.    Corporate Matters

We will review management proposals relating to changes to capital structure, reincorporation, restructuring and mergers and acquisitions on a case by case basis, considering the impact of the changes on corporate governance and shareholder rights, anticipated financial and operating benefits, portfolio manager views, level of dilution, and a company’s industry and performance in terms of shareholder returns.

•	We will vote for merger and acquisition proposals that the proxy committee and relevant portfolio managers believe, based on their review of the materials, will result in financial and operating benefits, have a fair offer price, have favorable prospects for the combined companies, and will not have a negative impact on corporate governance or shareholder rights.

•	We will vote against proposals to increase the number of authorized shares of any class of stock that has superior voting rights to another class of stock.

•	We will vote for proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in excessive dilution given a company’s industry and performance in terms of shareholder returns.

•	We will vote for proposals to institute open-market share repurchase plans in which all shareholders participate on an equal basis.

V.    Shareholder Proposals

Shareholder proposals can be extremely complex, and the impact on share value can rarely be anticipated with any high degree of confidence. The proxy committee reviews shareholder proposals on a case-by-case basis, giving careful consideration to such factors as: the proposal’s impact on the company’s short-term and long-term share value, its effect on the company’s reputation, the economic effect of the proposal, industry and regional norms applicable to the company, the company’s overall corporate governance provisions, and the reasonableness of the request.

•	We will generally abstain from shareholder social and environmental proposals.

•	We will generally support the board’s discretion regarding shareholder proposals that involve ordinary business practices.

•	We will generally vote for shareholder proposals that are designed to protect shareholder rights if the company’s corporate governance standards indicate that such additional protections are warranted.

•	We will generally vote for proposals to lower barriers to shareholder action.

•	We will generally vote for proposals to subject shareholder rights plans to a shareholder vote. In evaluating these plans, we give favorable consideration to the presence of “TIDE” provisions (short-term sunset provisions, qualified bid/permitted offer provisions, and/or mandatory review by a committee of independent directors at least every three years).

VI.    Other

•	We will vote against any proposal where the proxy materials lack sufficient information upon which to base an informed decision.

•	We will vote against any proposals to authorize the proxy to conduct any other business that is not described in the proxy statement.

•	We will vote any matters not specifically covered by these proxy policies and procedures in the economic best interest of advisory clients.

AIM’s proxy policies, and the procedures noted below, may be amended from time to time.

B.    Proxy Committee Procedures

The proxy committee currently consists of representatives from the Legal and Compliance Department, the Investments Department and the Finance Department.

The committee members review detailed reports analyzing the proxy issues and have access to proxy statements and annual reports. Committee members may also speak to management of a company regarding proxy issues and should share relevant considerations with the proxy committee. The committee then discusses the issues and determines the vote. The committee shall give appropriate and significant weight to portfolio managers’ views regarding a proposal’s impact on shareholders. A proxy committee meeting requires a quorum of three committee members, voting in person or by e-mail.

AIM’s proxy committee shall consider its fiduciary responsibility to all clients when addressing proxy issues and vote accordingly. The proxy committee may enlist the services of reputable outside professionals and/or proxy evaluation services, such as Institutional Shareholder Services or any of its subsidiaries (“ISS”), to assist with the analysis of voting issues and/or to carry out the actual voting process. To the extent the services of ISS or another provider are used, the proxy committee shall periodically review the policies of that provider. The proxy committee shall prepare a report for the Funds’ Board of Trustees on a periodic basis regarding issues where AIM’s votes do not follow the recommendation of ISS or another provider because AIM’s proxy policies differ from those of such provider.

In addition to the foregoing, the following shall be strictly adhered to unless contrary action receives the prior approval of the Funds’ Board of Trustees:

1.	Other than by voting proxies and participating in Creditors’ committees, AIM shall not engage in conduct that involves an attempt to change or influence the control of a company.

2.	AIM will not publicly announce its voting intentions and the reasons therefore.

3.	AIM shall not participate in a proxy solicitation or otherwise seek proxy-voting authority from any other public company shareholder.

4.	All communications regarding proxy issues between the proxy committee and companies or their agents, or with fellow shareholders shall be for the sole purpose of expressing and discussing AIM’s concerns for its advisory clients’ interests and not for an attempt to influence or control management.

C.    Business/Disaster Recovery

If the proxy committee is unable to meet due to a temporary business interruption, such as a power outage, a sub-committee of the proxy committee, even if such subcommittee does not constitute a quorum of the proxy committee, may vote proxies in accordance with the policies stated herein. If the sub-committee of the proxy committee is not able to vote proxies, the sub-committee shall authorize ISS to vote proxies by default in accordance with ISS’ proxy policies and procedures, which may vary slightly from AIM’s.

D.    Restrictions Affecting Voting

If a country’s laws allow a company in that country to block the sale of the company’s shares by a shareholder in advance of a shareholder meeting, AIM will not vote in shareholder meetings held in that country, unless the company represents that it will not block the sale of its shares in connection with the meeting. Administrative or other procedures, such as securities lending, may also cause AIM to refrain from voting. Although AIM considers proxy voting to be an important shareholder right, the proxy committee will not impede a portfolio manager’s ability to trade in a stock in order to vote at a shareholder meeting.

E.    Conflicts of Interest

The proxy committee reviews each proxy to assess the extent to which there may be a material conflict between AIM’s interests and those of advisory clients. A potential conflict of interest situation may include where AIM or an affiliate manages assets for, administers an employee benefit plan for, provides other financial products or services to, or otherwise has a material business relationship with, a company whose management is soliciting proxies, and failure to vote proxies in favor of management of the company may harm AIM’s relationship with the company. In order to avoid even the appearance of impropriety, the proxy committee will not take AIM’s relationship with the company into account, and will vote the company’s proxies in the best interest of the advisory clients, in accordance with these proxy policies and procedures.

If AIM’s proxy policies and voting record do not guide the proxy committee’s vote in a situation where a conflict of interest exists, the proxy committee will vote the proxy in the best interest of the advisory clients, and will provide information regarding the issue to the Funds’ Board of Trustees in the next quarterly report.

If a committee member has any conflict of interest with respect to a company or an issue presented, that committee member should inform the proxy committee of such conflict and abstain from voting on that company or issue.

F.    Fund of Funds

When an AIM Fund (an “Investing Fund”) that invests in another AIM Fund(s) (an “Underlying Fund”) has the right to vote on the proxy of the Underlying Fund, the Investing Fund will echo the votes of the other shareholders of the Underlying AIM Fund.

G.    Conflict In These Policies

If following any of the policies listed herein would lead to a vote that the proxy committee deems to be not in the best interest of AIM’s advisory clients, the proxy committee will vote the proxy in the manner that they deem to be the best interest of AIM’s advisory clients and will inform the Funds’ Board of Trustees of such vote and the circumstances surrounding it promptly thereafter.

WELLINGTON MANAGEMENT COMPANY, LLP

SUMMARY OF PROXY VOTING POLICY

The Funds have granted to Wellington Management the authority to vote proxies on their behalf with respect to the assets managed by Wellington Management. Wellington Management votes proxies in what it believes are the best economic interests of its clients and in accordance with its Proxy Policies and Procedures. Wellington Management’s Global Corporate Governance Committee is responsible for the review and oversight of the firm’s Proxy Policies and Procedures. The Proxy Group within Wellington Management’s Corporate Operations Department is responsible for the day-to-day administration of the proxy voting process. Although Wellington Management may utilize the services of various external resources in analyzing proxy issues and has established its own Proxy Guidelines setting forth general guidelines for voting proxies, Wellington Management personnel analyze all proxies and vote proxies based on our assessment of the merits of each proposal. The identified portfolio managers have the authority to determine the final vote for securities held in Funds for which they serve as the designated manager, unless such party is determined to have a material conflict of interest related to that proxy vote.

Wellington Management maintains procedures designed to identify and address material conflicts of interest in voting proxies. The Global Corporate Governance Committee sets standards for identifying material conflicts based on client, vendor and lender relationships. Proxy votes for which Wellington Management identifies a material conflict are reviewed by designated members of the Global Corporate Governance Committee or by the entire Committee in some cases to resolve the conflict and direct the vote.

Wellington Management may be unable to vote or may determine not to vote a proxy on behalf of a Fund due to factors including: securities lending, share blocking and re-registration requirements, lack of adequate information, untimely receipt of proxy materials and/or excessive costs.

BLACKROCK ADVISORS, INC.

PROXY VOTING POLICIES

The Fund has delegated proxy voting responsibilities to BlackRock and its affiliates, subject to the general oversight of the Fund’s Board of Trustees. The Fund expects BlackRock and its affiliates to vote proxies related to the Fund’s portfolio securities for which the Fund has voting authority consistent with the Fund’s best interests. BlackRock has adopted its own proxy voting policies (the “Proxy Voting Policy”) to be used in voting the Fund’s proxies, which are summarized below.

BlackRock recognizes that implicit in the initial decision to retain or invest in the security of a corporation is approval of its existing corporate ownership structure, its management, and its operations. Accordingly, proxy proposals that would change the existing status of a corporation are reviewed carefully and supported only when it seems clear that the proposed changes are likely to benefit the corporation and its shareholders. Notwithstanding this favorable predisposition, BlackRock assesses management on an ongoing basis both in terms of its business capability and its dedication to the shareholders to ensure that BlackRock’s continued confidence remains warranted. If BlackRock determines that management is acting on its own behalf instead of for the well being of the corporation, it will vote to support the shareholder.

BlackRock’s proxy voting policy and its attendant recommendations attempt to generalize a complex subject. Specific fact situations, including differing voting practices in jurisdictions outside the United States, might warrant departure from these guidelines. With respect to voting proxies of non-U.S. companies, a number of logistical problems may arise that may have a detrimental effect on BlackRock’s ability to vote such proxies in the best interests of the Fund. Accordingly, BlackRock may determine not to vote proxies if it believes that the restrictions or other detriments associated with such vote outweigh the benefits that will be derived by voting on the company’s proposal.

Additionally, situations may arise that involve an actual or perceived conflict of interest. For example, BlackRock may manage assets of a pension plan of a company whose management is soliciting proxies, or a BlackRock employee may have a close relative who serves as a director or executive of a company that is soliciting proxies. BlackRock’s policy in all cases is to vote proxies based on its clients’ best interests and not the product of the conflict.

BlackRock has engaged Institutional Shareholder Services (“ISS”) to assist it in the voting of proxies. ISS analyzes all proxy solicitations BlackRock receives for its clients and advises BlackRock how, based upon BlackRock’s guidelines, the relevant votes should be cast.

Below is a summary of some of the procedures described in the Proxy Voting Policy.

Routine Matters. BlackRock will generally support routine proxy proposals, amendments, or resolutions if they do not measurably change the structure, management control, or operation of the issuer and they are consistent with industry standards as well as the corporate laws of the state of incorporation of the issuer.

Social Issues. If BlackRock has determined that management is generally socially responsible, it will generally vote against social issue proposals, which are generally proposed by shareholders who believe that the corporation’s internally adopted policies are ill-advised or misguided.

Financial/Corporate Issues. BlackRock will generally vote in favor of proposals that seek to change a corporation’s legal, business or financial structure provided the position of current shareholders is preserved or enhanced.

Shareholder Rights. Proposals in this category are made regularly both by management and shareholders. They can be generalized as involving issues that transfer or realign board or shareholder voting power. BlackRock will generally oppose any proposal aimed solely at thwarting potential takeover offers by requiring, for example, super-majority approval. At the same time it believes stability and continuity promote profitability. Individual proposals may have to be carefully assessed in the context of their particular circumstances.

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

DESCRIPTION OF PROXY VOTING POLICIES AND PROCEDURES

Pacific Investment Management Company LLC (“PIMCO”) has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. PIMCO has implemented the Proxy Policy for each of its clients as required under applicable law, unless expressly directed by a client in writing to refrain from voting that client’s proxies. Recognizing that proxy voting is a rare event in the realm of fixed income investing and is typically limited to solicitation of consent to changes in features of debt securities, the Proxy Policy also applies to any voting rights and/or consent rights of PIMCO, on behalf of its clients, with respect to debt securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures.

The Proxy Policy is designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of PIMCO’s clients. Each proxy is voted on a case-by-case basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances at the time of the vote. In general, PIMCO reviews and considers corporate governance issues related to proxy matters and generally supports proposals that foster good corporate governance practices. PIMCO may vote proxies as recommended by management on routine matters related to the operation of the issuer and on matters not expected to have a significant economic impact on the issuer and/or its shareholders.

PIMCO will supervise and periodically review its proxy voting activities and implementation of the Proxy Policy. PIMCO will review each proxy to determine whether there may be a material conflict between PIMCO and its client. If no conflict exists, the proxy will be forwarded to the appropriate portfolio manager for consideration. If a conflict does exist, PIMCO will seek to resolve any such conflict in accordance with the Proxy Policy. PIMCO seeks to resolve any material conflicts of interest by voting in good faith in the best interest of its clients. If a material conflict of interest should arise, PIMCO will seek to resolve such conflict in the client’s best interest by pursuing any one of the following courses of action: (i) convening a committee to assess and resolve the conflict; (ii) voting in accordance with the instructions of the client; (iii) voting in accordance with the recommendation of an independent third-party service provider; (iv) suggesting that the client engage another party to determine how the proxy should be voted; (v) delegating the vote to a third-party service provider; or (vi) voting in accordance with the factors discussed in the Proxy Policy.

Clients may obtain a copy of PIMCO’s written Proxy Policy and the factors that PIMCO may consider in determining how to vote a client’s proxy. Except as required by law, PIMCO will not disclose to third parties how it voted on behalf of a client. However, upon request from an appropriately authorized individual, PIMCO will disclose to its clients or the entity delegating the voting authority to PIMCO for such clients, how PIMCO voted such client’s proxy. In addition, a client may obtain copies of PIMCO’s Proxy Policy and information as to how its proxies have been voted by contacting PIMCO.

POST ADVISORY GROUP, LLC

PROXY AND CORPORATE ACTION VOTING POLICIES AND PROCEDURES

Policy

Post Advisory Group, LLC (“Post”) acts as discretionary investment adviser for various clients, including clients governed by the Employee Retirement Income Security Act of 1974 (“ERISA”) and registered open-end investment companies (“mutual funds”). While Post primarily manages fixed income securities, it does often hold a limited amount of voting securities (or securities for which shareholder action is solicited) in a client account. Thus, unless a client (including a “named fiduciary” under ERISA) specifically reserves the right to vote its own proxies or to take shareholder action in other corporate actions, Post will vote all proxies or act on all other actions received in sufficient time prior to their deadlines as part of its full discretionary authority over the assets. Corporate actions may include, for example and without limitation, tender offers or exchanges, bankruptcy proceedings, and class actions.

When voting proxies or acting on corporate actions for clients, Post’s utmost concern is that all decisions be made solely in the best interest of the shareholder (for ERISA accounts, plan beneficiaries and participants, in accordance with the letter and spirit of ERISA). Post will act in a manner deemed prudent and diligent and which is intended to enhance the economic value of the assets of the account.

Purpose

The purpose of these Proxy Voting and Corporate Action Policies and Procedures is to memorialize the procedures and policies adopted by Post to enable it to comply with its accepted responsibilities and the requirements of Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (“Advisers Act”).

Procedures

Post’s Operations Department is ultimately responsible for ensuring that all proxies received by Post are voted in a timely manner and voted consistently across all portfolios. Although many proxy proposals can be voted in accordance with our established guidelines, we recognize that some proposals require special consideration, which may dictate that we make an exception to our broad guidelines.

Where a proxy proposal raises a material conflict of interest between Post’s interests and the client’s, Post will disclose the conflict to the relevant clients and obtain their consent to the proposed vote prior to voting the securities. When a client does not respond to such a conflict disclosure request or denies the request, Post will abstain from voting the securities held by that client’s account.

The Operations Department is also responsible for ensuring that all corporate actions received by Post are addressed in a timely manner and consistent action is taken across all portfolios.

Record Keeping

In accordance with Rule 204-2 under the Advisers Act, Post will maintain for the time periods set forth in the Rule (i) these proxy voting procedures and policies, and all amendments thereto; (ii) all proxy statements received regarding client securities (provided, however, that Post may rely on the proxy statement filed on EDGAR as its records); (iii) a record of all votes cast on behalf of clients; (iv) records of all client requests for proxy voting information; (v) any documents prepared by the adviser that were material to making a decision how to vote or that memorialized the basis for the decision; and (vi) all records relating to requests made to clients regarding conflicts of interest in voting the proxy.

Post will describe in its Part II of Form ADV (or other brochure fulfilling the requirement of Rule 204-3) its proxy voting policies and procedures an d the manner in which clients may obtain information on how Post voted their securities. Clients may obtain information on how their securities were voted or a copy of our Policies and Procedures by written request addressed to Post. Post will coordinate with the relevant mutual fund service providers to assist in the provision of all information required to be filed by such mutual funds on Form N-PX.

Guidelines

Each proxy issue will be considered individually. The following guidelines are a partial list to be used in evaluating voting proposals contained in the proxy statements, but will not be used as rigid rules.

Vote Against

(a)	Issues regarding Board entrenchment and anti-takeover measures such as the following:

(i)	Proposals to stagger board members’ terms;

(ii)	Proposals to limit the ability of shareholders to call special meetings;

(iii)	Proposals to require super majority votes;

(iv)	Proposals requesting excessive increases in authorized common or preferred shares where management provides no explanation for the use or need of these additional shares;

(v)	Proposals regarding “fair price” provisions;

(vi)	Proposals regarding “poison pill” provisions; and

(vii)	Permitting “green mail.”

(b)	Providing cumulative voting rights.

Vote For

(a)	Election of directors recommended by management, except if there is a proxy fight.

(b)	Election of auditors recommended by management, unless seeking to replace if there exists a dispute over policies.

(c)	Date and place of annual meeting.

(d)	Rotation of annual meeting place.

(e)	Limitation on charitable contributions or fees paid to lawyers.

(f)	Ratification of directors’ actions on routine matters since previous annual meeting.

(g)	Confidential voting.

(h)	Limiting directors’ liability.

Case-by-Case

Proposals to:

(1)	Pay directors solely in stock.

(2)	Eliminate director mandatory retirement policy.

(3)	Mandatory retirement age for directors.

(4)	Rotate annual meeting location/date.

(5)	Option and stock grants to management and directors.

(6)	Allowing indemnification of directors and/or officers after reviewing the applicable state laws and extent of protection requested.

LEGG MASON CAPITAL MANAGEMENT, INC.

PROXY PRINCIPLES AND PROCEDURES

Overview

Legg Mason Capital Management, Inc. (LMCM) has implemented the following principles and procedures for voting proxies on behalf of advisory clients. These principles and procedures are reasonably designed to ensure LMCM exercises its voting responsibilities to serve the best interests of its clients and in compliance with applicable laws and regulations. LMCM assumes responsibility and authority for voting proxies for all clients, unless such responsibility and authority has been expressly retained by the client or delegated by the client to others. For each proxy vote LMCM takes into consideration its duty to its clients and all other relevant facts available to LMCM at the time of the vote. Therefore, while these guidelines provide a framework for voting, votes are ultimately cast on a case-by-case basis. LMCM employs the same proxy principles and procedures for all funds for which it has voting responsibility.

Principles

Proxy voting is a valuable right of company shareholders. Through the voting mechanism, shareholders are able to protect and promote their interests by communicating views directly to the company’s Board of Directors (Board), as well as exercising their right to grant or withhold approval for actions proposed by the Board or company management. LMCM believes the interests of shareholders are best served by the following principles when considering proxy proposals:

Preserve and expand the power of shareholders in areas of corporate governance — Equity shareholders are owners of the business — company boards and management teams are ultimately accountable to them. LMCM supports policies, plans and structures that promote accountability of the Board and management to owners, and align the interests of the Board and management with owners. Examples include: annual election of all Board members, cumulative voting, and incentive plans that are contingent on delivering value to shareholders. LMCM opposes proposals that reduce accountability or misalign interests, including but not limited to classified boards, poison pills, and incentives that are not linked to owner returns.

Allow responsible management teams to run the business — LMCM supports policies, plans and structures that give management teams appropriate latitude to run the business in the way that is most likely to maximize value for owners. Conversely, LMCM opposes proposals that limit management’s ability to do this. LMCM generally opposes proposals that seek to place restrictions on management in order to promote political, religious or social agendas.

Please see LMCM’s proxy voting guidelines, which are attached as Schedule A, for more details.

Procedures

Oversight

LMCM’s Chief Investment Officer (CIO) has full authority to determine LMCM’s proxy voting principles and vote proxies on behalf of LMCM’s clients. The Chief Investment Officer has delegated oversight and implementation of the proxy voting process, including the principles and procedures that govern it, to one or more Proxy Officers and Compliance Officers. No less than annually, LMCM will review existing principles and procedures in light of LMCM’s duties as well as applicable laws and regulations to determine if any changes are necessary.

Limitations

LMCM recognizes proxy voting as a valuable right of company shareholders. Generally speaking, LMCM will vote all proxies it receives. However, LMCM may refrain from voting in certain circumstances. For instance, LMCM generally intends to refrain from voting a proxy if the company’s shares are no longer held by LMCM’s clients at the time of the meeting. Additionally, LMCM may refrain from voting a proxy if LMCM concludes the potential impact on shareholders’ interests is insignificant while the cost associated with analyzing and voting the proxy may be significant.

Proxy Administration

LMCM instructs each client custodian to forward proxy materials to LMCM’s Proxy Administrator. New client custodians are notified at account inception of their responsibility to deliver proxy materials to LMCM. LMCM uses Institutional Shareholder Services (ISS) to electronically receive and vote proxies, as well as to maintain proxy voting receipts and records.

Upon receipt of proxy materials:

Compliance Review

A Compliance Officer reviews the proxy issues and identifies any potential conflicts of interests between LMCM, or its employees, and LMCM’s clients. LMCM recognizes that it has a duty to vote proxies in the best interests of its clients, even if such votes may result in a loss of business or economic benefit to LMCM or its affiliates.

1. Identifying Potential Conflicts.    In identifying potential conflicts of interest the Compliance Officer will review the following issues:

(a) Whether there are any business or personal relationships between LMCM, or an employee of LMCM, and the officers, directors or shareholder proposal proponents of a company whose securities are held in client accounts that may create an incentive for LMCM to vote in a manner that is not consistent with the best interests of its clients;

(b) Whether LMCM has any other economic incentive to vote in a manner that is not consistent with the best interests of its clients; and

(c) Whether the Proxy Officer voting the shares is aware of any business or personal relationship, or other economic incentive, that has the potential to influence the manner in which the Proxy Officer votes the shares.

2. Assessing Materiality.    A potential conflict will be deemed to be material if the Compliance Officer determines in the exercise of reasonable judgment that the conflict is likely to have an impact on the manner in which the subject shares are voted.

If the Compliance Officer determines that the potential conflict is not material, the proxy issue will be forwarded to the Proxy Officer for voting.

If the Compliance Officer determines that the potential conflict may be material, the following steps will be taken:

(a) The Compliance Officer will consult with representatives of LMCM’s senior management to make a final determination of materiality. The Compliance Officer will maintain a record of this determination.

(b) After the determination is made, the following procedures will apply:

(i) If the final determination is that the potential conflict is not material, the proxy issue will be forwarded to the Proxy Officer for voting.

(ii) If the final determination is that the potential conflict is material, LMCM will adhere to the following procedures:

A. If LMCM’s Proxy Voting Guidelines (Guidelines), a copy of which is included as Schedule A, definitively address the issues presented for vote, LMCM will vote according to the Guidelines.

B. If the issues presented for vote are not definitively addressed in the Guidelines, LMCM will either (x) follow the vote recommendation of an independent voting delegate, or (y) disclose the conflict to clients and obtain their consent to vote.

Proxy Officer Duties

The Proxy Officer reviews proxies and evaluates matters for vote in light of LMCM’s principles and procedures and the Guidelines. The Proxy Officer may seek additional information from LMCM’s investment personnel, company management, independent research services, or other sources to determine the best interests of shareholders. Additionally, the Proxy Officer may consult with LMCM’s Chief Investment Officer for guidance on proxy issues. LMCM will maintain all documents that have a material impact on the basis for the vote. The Proxy Officer will return all signed, voted forms to the Proxy Administrator.

Proxy Administrator Duties

The Proxy Administrator:

1. Provides custodians with instructions to forward proxies to LMCM for all clients for whom LMCM is responsible for voting proxies;

2. Reconciles the number of shares indicated on the proxy ballot with LMCM’s internal data on shares held as of the record date and notifies the custodian of any discrepancies or missed proxies;

3. Will use best efforts to obtain missing proxies from custodians;

4. Informs the Compliance Officer and Proxy Officer if the company’s shares are no longer held by Firm clients as of the meeting date;

5. Ensures that the Compliance Officer and Proxy Officer are aware of the timeline to vote a proxy and uses best efforts to ensure that votes are cast in a timely manner;

6. Follows instructions from the Proxy Officer or Compliance Officer as to how to vote proxy issues, and casts such votes via ISS software, online or via facsimile; and

7. Obtains evidence of receipt and maintains records of all proxies voted.

Record Keeping

The following documents are maintained onsite for two years and in an easily accessible place for another three years:

1. A copy of all policies and procedures maintained by LMCM during the applicable period relating to proxy voting;

2. A copy of each proxy statement received regarding client securities (LMCM intends to rely on the availability of such documents through the Securities and Exchange Commission’s EDGAR database);

3. A record of each vote cast by LMCM on behalf of a client (LMCM has an agreement with ISS whereby ISS has agreed to maintain these records and make them available to LMCM promptly upon request);

4. A copy of each document created by LMCM that was material to making a decision how to vote proxies or that memorializes the basis for such decision.

5. A copy of each written client request for information on how LMCM voted proxies on behalf of such client, and a copy of any written response provided by LMCM to any (written or oral) request for information on how LMCM voted proxies on behalf of such client.

Schedule A

Proxy Voting Guidelines

LMCM maintains these proxy-voting guidelines, which set forth the manner in which LMCM generally votes on issues that are routinely presented. Please note that for each proxy vote LMCM takes into consideration its duty to its clients, the specific circumstances of the vote and all other relevant facts available at the time of the vote. While these guidelines provide the framework for voting proxies, ultimately proxy votes are cast on a case-by-case basis. Therefore actual votes for any particular proxy issue may differ from the guidelines shown below.

Four principal areas of interest to shareholders:

1) Obligations of the Board of Directors

2) Compensation of management and the Board of Directors

3) Take-over protections

4) Shareholders’ rights

Proxy Issue	LMCM Guideline
BOARD OF DIRECTORS
Independence of Boards of Directors: majority of unrelated directors, independent of management	For
Nominating Process: independent nominating committee seeking qualified candidates, continually assessing directors and proposing new nominees	For
Size and Effectiveness of Boards of Directors: Boards must be no larger than 15 members	For
Cumulative Voting for Directors	For
Staggered Boards	Against
Separation of Board and Management Roles (CEO/Chairman)	Case-by-Case
Compensation Review Process: compensation committee comprised of outside, unrelated directors to ensure shareholder value while rewarding good performance	For
Director Liability & Indemnification: support limitation of liability and provide indemnification	For
Audit Process	For
Board Committee Structure: audit, compensation, and nominating and/or governance committee consisting entirely of independent directors	For
Monetary Arrangements for Directors: outside of normal board activities amts should be approved by a board of independent directors and reported in proxy	For
Fixed Retirement Policy for Directors	Case-by-Case
Ownership Requirement: all Directors have direct and material cash investment in common shares of Company	For
Proposals on Board Structure: (lead director, shareholder advisory committees, requirement that candidates be nominated by shareholders, attendance at meetings)	For
Annual Review of Board/CEO by Board	For
Periodic Executive Sessions Without Mgmt (including CEO)	For
Votes for Specific Directors	Case-by-Case

Proxy Issue	LMCM Guideline
MANAGEMENT AND DIRECTOR COMPENSATION
Stock Option and Incentive Compensation Plans:	Case-by-Case
Form of Vehicle: grants of stock options, stock appreciation rights, phantom shares and restricted stock	Case-by-Case
Price	Against plans whose underlying securities are to be issued at less than 100% of the current market value
Re-pricing: plans that allow the Board of Directors to lower the exercise price of options already granted if the stock price falls or under-performs the market	Against
Expiry: plan whose options have a life of more than ten years	Case-by-Case
Expiry: “evergreen” stock option plans	Against
Dilution:	Case-by-Case—taking into account value creation, commitment to shareholder-friendly policies, etc.
Vesting: stock option plans that are 100% vested when granted	Against
Performance Vesting: link granting of options, or vesting of options previously granted, to specific performance targets	For
Concentration: authorization to allocate 20% or more of the available options to any one individual in any one year	Against
Director Eligibility: stock option plans for directors if terms and conditions are clearly defined and reasonable	Case-by-Case
Change in Control: stock option plans with change in control provisions that allow option holders to receive more for their options than shareholders would receive for their shares	Against
Change in Control: change in control arrangements developed during a take-over fight specifically to entrench or benefit management	Against
Change in Control: granting options or bonuses to outside directors in event of a change in control	Against
Board Discretion: plans to give Board broad discretion in setting terms and conditions of programs	Against
Employee Loans: Proposals authorizing loans to employees to pay for stock or options	Against
Not Prohibiting “Mega-grants”	Not Specified
Omnibus Plans: plans that provide for multiple awards and believe that shareholders should vote on the separate components of such plans	Not Specified
Director Compensation: % of directors’ compensation in form of common shares	For
Golden Parachutes	Case-by-Case
Expense Stock Options	For
Severance Packages: must receive shareholder approval	For
Lack of Disclosure about Provisions of Stock-based Plans	Against
Reload Options	Against
Plan Limited to a Small Number of Senior Employees	Against
Employee Stock Purchase Plans	Case-by-Case

Proxy Issue	LMCM Guideline
TAKEOVER PROTECTIONS
Shareholder Rights Plans: plans that go beyond ensuring the equal treatment of shareholders in the event of a bid and allowing the corp. enough time to consider alternatives to a bid	Against
Going Private Transaction, Leveraged Buyouts and Other Purchase Transactions	Case-by-Case
Lock-up Arrangements: “hard” lock-up arrangements that serve to prevent competing bids in a takeover situation	Against
Crown Jewel Defenses	Against
Payment of Greenmail	Against
“Continuing Director” or “Deferred Redemption” Provisions: provisions that seek to limit the discretion of a future board to redeem the plan	Against
Change Corporation’s Domicile: if reason for re-incorporation is to take advantage of protective statutes (anti-takeover)	Against
Poison Pills: receive shareholder ratification	For
Redemption/Ratification of Poison Pill	For
SHAREHOLDERS’ RIGHTS
Confidential Voting by Shareholders	For
Dual-Class Share Structures	Against
Linked Proposals: with the objective of making one element of a proposal more acceptable	Against
Blank Check Preferred Shares: authorization of, or an increase in, blank check preferred shares	Against
Supermajority Approval of Business Transactions: management seeks to increase the number of votes required on an issue above two-thirds of the outstanding shares	Against
Increase in Authorized Shares: provided the amount requested is necessary for sound business reasons	For
Shareholder Proposals	Case-by-Case
Stakeholder Proposals	Case-by-Case
Issuance of Previously Authorized Shares with Voting Rights to be Determined by the Board without Prior Specific Shareholder Approval	Against
“Fair Price” Provisions: Measures to limit ability to buy back shares from particular shareholder at higher-than-market prices	For
Preemptive Rights	For
Actions altering Board/Shareholder Relationship Require Prior Shareholder Approval (including “anti-takeover” measures)	For
Allow Shareholder action by written consent	For
Allow Shareholders to call Special Meetings	For
Social and Environmental Issues	As recommended by Company Management
Reimbursing Proxy Solicitation Expenses	Case-by-Case

PART C: OTHER INFORMATION

Item 23.	Exhibits:

(a	)	Trust Instrument

(a	)(1)	Agreement and Declaration of Trust of Registrant.[1]

(a	)(2)	Certificate of Trust of Registrant.[1]

(b	)	By-laws of Registrant.[1]

(c	)	None other than provisions contained in Exhibit (a)(1) and (b)

(d	)	Investment Advisory Contracts

(d	)(1)	Investment Management Agreement between Registrant and AXA Equitable Life Insurance Company (“AXA Equitable”) formerly, The Equitable Life Assurance Society of the United States dated as of November 30, 2001.[3]

(d	)(1)(i)	Investment Management Agreement between Registrant and AXA Equitable dated as of July 31, 2003.[7]

(d	)(1)(ii)	Amendment No. 1 dated July 31, 2003 to the Investment Management Agreement between Registrant and AXA Equitable dated as of November 30, 2001.[7]

(d	)(1)(iii)	Amendment No. 2 dated September 1, 2004 to the Investment Management Agreement between Registrant and AXA Equitable dated as of November 30, 2001.[10]

(d	)(1)(iv)	Amendment No. 1 dated , 2006 to the Investment Management Agreement between Registrant and AXA Equitable dated as of dated July 31, 2003 – (to be filed by amendment).

(d	)(2)	Investment Advisory Agreement between AXA Equitable and Alliance Capital Management L.P. (“Alliance Capital”) dated as of November 30, 2001 with respect to AXA Premier VIP Large Cap Growth Portfolio, AXA Premier VIP Large Cap Core Equity Portfolio, AXA Premier VIP Large Cap Value Portfolio, AXA Premier VIP Mid Cap Growth Portfolio, AXA Premier VIP International Equity Portfolio and AXA Premier VIP Technology Portfolio.[2]

(d	)(2)(i)	Amended and Restated Investment Advisory Agreement between AXA Equitable and Alliance Capital dated as of July 31, 2003 with respect to AXA Premier VIP Large Cap Growth Portfolio, AXA Premier VIP Large Cap Core Equity Portfolio, AXA Premier VIP Large Cap Value Portfolio, AXA Premier VIP Mid Cap Growth Portfolio, AXA Premier VIP International Equity Portfolio, AXA Premier VIP Technology Portfolio, AXA Premier VIP Aggressive Equity Portfolio and AXA Premier VIP High Yield Portfolio.[7]

(d	)(2)(ii)	Amendment No. 1 dated as of December 12, 2003 to Amended and Restated Investment Advisory Agreement between AXA Equitable and Alliance Capital with respect to AXA Premier VIP Large Cap Growth Portfolio, AXA Premier VIP Large Cap Core Equity Portfolio, AXA Premier VIP Large Cap Value Portfolio, AXA Premier VIP Mid Cap Growth Portfolio, AXA Premier VIP International Equity Portfolio, AXA Premier VIP Aggressive Equity Portfolio and AXA Premier VIP High Yield Portfolio.[7]

(d	)(2)(iii)	Amendment No. 2 dated as of June 27, 2005 to Amended and Restated Investment Advisory Agreement between AXA Equitable and Alliance Capital with respect to AXA Premier VIP Large Cap Growth Portfolio, AXA Premier VIP Large Cap Core Equity Portfolio, AXA Premier VIP Large Cap Value Portfolio, AXA Premier VIP Mid Cap Growth Portfolio, AXA Premier VIP International Equity Portfolio and AXA Premier VIP Aggressive Equity Portfolio.[10]

(d	)(3)	Investment Advisory Agreement between AXA Equitable and RCM Capital Management LLC (“RCM”) dated as of November 30, 2001 with respect to AXA Premier VIP Large Cap Growth Portfolio, AXA Premier VIP Technology Portfolio and AXA Premier VIP Health Care Portfolio.[1]

(d	)(3)(i)	Investment Advisory Agreement between AXA Equitable and RCM dated as of November 30, 2001 with respect to AXA Premier VIP Large Cap Growth Portfolio, AXA Premier VIP Technology Portfolio and AXA Premier VIP Health Care Portfolio.[3]

(d	)(3)(ii)	Amended and Restated Investment Advisory Agreement between AXA Equitable and RCM dated as of July 31, 2003 with respect to AXA Premier VIP Large Cap Growth Portfolio, AXA Premier VIP Technology Portfolio and AXA Premier VIP Health Care Portfolio.[7]

(d	)(3)(iii)	Amendment No. 1 dated as of December 12, 2003 to Amended and Restated Investment Advisory Agreement between AXA Equitable and RCM with respect to AXA Premier VIP Large Cap Growth Portfolio, AXA Premier VIP Technology Portfolio and AXA Premier VIP Health Care Portfolio.[7]

(d	)(4)	Investment Advisory Agreement between AXA Equitable and TCW Investment Management Company (“TCW”) dated as of November 30, 2001 with respect to AXA Premier VIP Large Cap Growth Portfolio and AXA Premier VIP Mid Cap Value Portfolio.[1]

(d	)(4)(i)	Amended and Restated Investment Advisory Agreement between AXA Equitable and TCW dated as of August 18, 2003 with respect to AXA Premier VIP Large Cap Growth Portfolio and AXA Premier VIP Mid Cap Value Portfolio.[7]

(d	)(5)	Investment Advisory Agreement between AXA Equitable and Janus Capital Management LLC (“Janus”) dated as of April 3, 2002 with respect to AXA Premier VIP Large Cap Core Equity Portfolio.[2]

(d	)(5)(i)	Amended and Restated Investment Advisory Agreement between AXA Equitable and Janus dated as of July 31, 2003 with respect to AXA Premier VIP Large Cap Core Equity Portfolio.[7]

(d	)(6)	Investment Advisory Agreement between AXA Equitable and Thornburg Investment Management, Inc. (“Thornburg”) dated as of November 30, 2001 with respect to AXA Premier VIP Large Cap Core Equity Portfolio.[1]

(d	)(6)(i)	Amended and Restated Investment Advisory Agreement between AXA Equitable and Thornburg dated as of July 31, 2003 with respect to AXA Premier VIP Large Cap Core Equity Portfolio.[7]

(d	)(7)	Investment Advisory Agreement between AXA Equitable and Institutional Capital Corporation (“ICAP”) dated as of November 30, 2001 with respect to AXA Premier VIP Large Cap Value Portfolio.[1]

(d	)(7)(i)	Amended and Restated Investment Advisory Agreement between AXA Equitable and ICAP dated as of July 31, 2003 with respect to AXA Premier VIP Large Cap Value Portfolio.[7]

(d	)(8)	Investment Advisory Agreement between AXA Equitable and MFS Investment Management (“MFS”) dated as of November 30, 2001 with respect to AXA Premier VIP Large Cap Value Portfolio and AXA Premier VIP Mid Cap Growth Portfolio.[1]

(d	)(8)(i)	Amendment No. 1 dated as of August 1, 2002 to Investment Advisory agreement between AXA Equitable and MFS with respect to AXA Premier VIP Large Cap Value Portfolio.[3]

(d	)(8)(ii)	Amended and Restated Investment Advisory Agreement between AXA Equitable and MFS dated as of July 31, 2003 with respect to AXA Premier VIP Large Cap Value Portfolio and AXA Premier VIP Aggressive Equity Portfolio.[7]

(d	)(9)	Investment Advisory Agreement between AXA Equitable and RS Investment Management, LP (“RSIM”) dated as of November 30, 2001 with respect to AXA Premier VIP Mid Cap Growth Portfolio.[1]

(d	)(10)	Investment Advisory Agreement between AXA Equitable and AXA Rosenberg Investment Management LLC (“AXA Rosenberg”) dated as of November 30, 2001 with respect to AXA Premier VIP Mid Cap Value Portfolio.[1]

(d	)(10)(i)	Amended and Restated Investment Advisory Agreement between AXA Equitable and AXA Rosenberg dated as of August 18, 2003 with respect to AXA Premier VIP Mid Cap Value Portfolio.[7]

(d	)(11)	Investment Advisory Agreement between AXA Equitable and The Boston Company Asset Management, LLC (“BCAM”) dated as of November 30, 2001 with respect to AXA Premier VIP Mid Cap Value Portfolio.[1]

(d	)(12)	Investment Advisory Agreement between AXA Equitable and Bank of Ireland Asset Management (U.S.) Limited (“BIAM (U.S.)”) dated as of November 30, 2001 with respect to AXA Premier VIP International Equity Portfolio.[1]

(d	)(12)(i)	Amended and Restated Investment Advisory Agreement between AXA Equitable and BIAM (U.S.) dated as of July 31, 2003 with respect to AXA Premier VIP International Equity Portfolio.[7]

(d	)(13)	Investment Advisory Agreement between AXA Equitable and OppenheimerFunds, Inc. (“Oppenheimer”) dated as of November 30, 2001 with respect to AXA Premier VIP International Equity Portfolio.[1]

(d	)(14)	Investment Advisory Agreement between AXA Equitable and Firsthand Capital Management, Inc. (“Firsthand”) dated as of November 30, 2001 with respect to AXA Premier VIP Technology Portfolio.[1]

(d	)(14)(i)	Amended and Restated Investment Advisory Agreement between AXA Equitable and Firsthand dated as of July 31, 2003 with respect to AXA Premier VIP Technology Portfolio.[7]

(d	)(14)(ii)	Amendment No. 1 dated as of December 12, 2003 to Amended and Restated Investment Advisory Agreement between AXA Equitable and Firsthand with respect to AXA Premier VIP Technology Portfolio.[7]

(d	)(15)	Investment Advisory Agreement between AXA Equitable and A I M Capital Management, Inc. (“AIM”) dated as of November 30, 2001 with respect to AXA Premier VIP Health Care Portfolio.[1]

(d	)(15)(i)	Amended and Restated Investment Advisory Agreement between AXA Equitable and AIM dated as of July 31, 2003 with respect to AXA Premier VIP Health Care Portfolio.[7]

(d	)(16)	Investment Advisory Agreement between AXA Equitable and Wellington Management Company, LLP (“Wellington”) dated as of November 30, 2001 with respect to AXA Premier VIP Health Care Portfolio.[1]

(d	)(16)(i)	Amendment No. 1 dated as of August 1, 2002 to Investment Advisory agreement between AXA Equitable and Wellington with respect to AXA Premier VIP Mid Cap Value Portfolio and AXA Premier VIP Health Care Portfolio.[3]

(d	)(16)(ii)	Amended and Restated Investment Advisory Agreement between AXA Equitable and Wellington dated as of August 18, 2003 with respect to AXA Premier VIP Mid Cap Value Portfolio and AXA Premier VIP Health Care Portfolio.[7]

(d	)(16)(iii)	Amendment No. 1 dated as of December 12, 2003 to Amended and Restated Investment Advisory Agreement between AXA Equitable and Wellington with respect to AXA Premier VIP Mid Cap Value Portfolio, AXA Premier VIP Health Care Portfolio and AXA Premier VIP Technology Portfolio.[7]

(d	)(16)(iv)	Amendment No. 2 dated as of August 1, 2004 to Amended and Restated Investment Advisory Agreement between AXA Equitable and Wellington with respect to AXA Premier VIP Mid Cap Value Portfolio, AXA Premier VIP Health Care Portfolio and AXA Premier VIP Technology Portfolio.[10]

(d	)(17)	Investment Advisory Agreement between AXA Equitable and BlackRock Advisors, Inc. (“BAI”) dated as of November 30, 2001 with respect to AXA Premier VIP Core Bond Portfolio.[1]

(d	)(17)(i)	Amended and Restated Investment Advisory Agreement between AXA Equitable and BAI dated as of August 18, 2003 with respect to AXA Premier VIP Core Bond Portfolio.[7]

(d	)(18)	Investment Advisory Agreement between AXA Equitable and Pacific Investment Management Company LLC (“PIMCO”) dated as of November 30, 2001 with respect to AXA Premier VIP Core Bond Portfolio.[1]

(d	)(18)(i)	Amended and Restated Investment Advisory Agreement between AXA Equitable and PIMCO dated as of July 31, 2003 with respect to AXA Premier VIP Core Bond Portfolio and AXA Premier VIP High Yield Portfolio.[7]

(d	)(19)	Investment Advisory Agreement between AXA Equitable and Provident Investment Counsel, Inc. (“Provident”) dated as of August 1, 2002 with respect to AXA Premier VIP Mid Cap Growth Portfolio.[3]

(d	)(19)(i)	Amended and Restated Investment Advisory Agreement between AXA Equitable and Provident dated as of July 31, 2003 with respect to AXA Premier VIP Mid Cap Growth Portfolio and AXA Premier VIP Aggressive Equity Portfolio.[7]

(d	)(19)(ii)	Amendment No. 1 dated as of June 20, 2005 to Amended and Restated Investment Advisory Agreement between AXA Equitable and Provident with respect to AXA Premier VIP Mid Cap Growth Portfolio.[10]

(d	)(20)	Investment Advisory Agreement between AXA Equitable and Franklin Advisers, Inc. (“Franklin”) dated as of May 30, 2003 with respect to AXA Premier VIP Mid Cap Growth Portfolio.[6]

(d	)(20)(i)	Amendment No. 1 dated as of August 1, 2004 to Investment Advisory Agreement between AXA Equitable and Franklin with respect to AXA Premier VIP Mid Cap Growth Portfolio.[10]

(d	)(21)	Investment Advisory Agreement between AXA Equitable and Marsico Capital Management, LLC (“Marsico”) dated as of May 30, 2003 with respect to AXA Premier VIP International Equity Portfolio.[6]

(d	)(21)(i)	Amendment No. 1 dated as of July 31, 2003 to Investment Advisory Agreement between AXA Equitable and Marsico with respect to AXA Premier VIP International Equity Portfolio and AXA Premier VIP Aggressive Equity Portfolio.[7]

(d	)(22)	Investment Advisory Agreement between AXA Equitable and J.P. Morgan Investment Management Inc. (“J.P. Morgan”) dated as of December 13, 2004 with respect to AXA Premier VIP International Equity Portfolio.[8]

(d	)(23)	Investment Advisory Agreement between AXA Equitable and Legg Mason Capital Management, Inc. (“Legg Mason”) dated as of June 20, 2005 with respect to AXA Premier VIP Aggressive Equity Portfolio.[10]

(d	)(24)	Investment Advisory Agreement between AXA Equitable and Post Advisory Group, LLC (“Post”) dated as of June 24, 2005 with respect to AXA Premier VIP High Yield Portfolio.[10]

(e	)	Underwriting Contracts

(e	)(1)(i)	Distribution Agreement between Registrant and AXA Advisors, LLC (“AXA Advisors”) dated as of November 30, 2001 with respect to the Class A shares.[1]

(e	)(1)(ii)	Distribution Agreement between Registrant and AXA Advisors dated as of November 30, 2001 with respect to the Class B shares.[1]

(e	)(1)(iii)	Amended and Restated Distribution Agreement between Registrant and AXA Advisors dated as of July 31, 2003 with respect to the Class A shares.[7]

(e	)(1)(iv)	Amended and Restated Distribution Agreement between Registrant and AXA Advisors dated as of July 31, 2003 with respect to the Class B shares.[7]

(e	)(1)(v)	Amendment No. 1 dated , 2006 to Amended and Restated Distribution Agreement between Registrant and AXA Advisors dated as of July 31, 2003 with respect to the Class A shares - (to be filed by amendment).

(e	)(1)(vi)	Amendment No. 1 dated , 2006 to Amended and Restated Distribution Agreement between Registrant and AXA Advisors dated as of July 31, 2003 with respect to the Class B shares - (to be filed by amendment).

(e	)(2)(i)	Distribution Agreement between Registrant and Equitable Distributors, Inc. (“EDI”) dated as of November 30, 2001 with respect to the Class A shares.[1]

(e	)(2)(ii)	Distribution Agreement between Registrant and EDI dated as of November 30, 2001 with respect to the Class B shares.[1]

(e	)(3)(i)	Distribution Agreement between Registrant and AXA Distributors, LLC (“AXA Distributors”) dated as of November 30, 2001 with respect to the Class A shares.[1]

(e	)(3)(ii)	Distribution Agreement between Registrant and AXA Distributors dated as of November 30, 2001 with respect to the Class B shares.[1]

(e	)(3)(iii)	Amended and Restated Distribution Agreement between Registrant and AXA Distributors dated as of July 31, 2003 with respect to the Class A shares.[7]

(e	)(3)(iv)	Amended and Restated Distribution Agreement between Registrant and AXA Distributors dated as of July 31, 2003 with respect to the Class B shares.[7]

(e	)(3)(v)	Amendment No. 1 dated , 2006 to Amended and Restated Distribution Agreement between Registrant and AXA Distributors dated as of July 31, 2003 with respect to the Class A shares - (to be filed by amendment).

(e	)(3)(vi)	Amendment No. 1 dated , 2006 to Amended and Restated Distribution Agreement between Registrant and AXA Distributors dated as of July 31, 2003 with respect to the Class B shares - (to be filed by amendment).

(f	)	Form of Deferred Compensation Plan.[1]

(g	)	Global Custody Agreement between Registrant and JPMorgan Chase Bank (“JPMorgan Chase”) dated as of December 31, 2001.[2]

(g	)(i)	Amendment No. 1, dated as of August 1, 2003 to Global Custody Agreement between Registrant and JPMorgan Chase dated as of December 31, 2001.[7]

(g	)(ii)	Amendment No. 2, dated as of , 2006 to Global Custody Agreement between Registrant and JPMorgan Chase dated as of December 31, 2001 - (to be filed by amendment).

(h	)	Other Material Contracts

(h	)(1)	Mutual Funds Service Agreement between Registrant and AXA Equitable dated as of November 30, 2001.[1]

(h	)(2)	Mutual Funds Sub-Administration Agreement between AXA Equitable and J.P. Morgan Investor Services Co. dated as of November 16, 2001.[10]

(h)(4)	Expense Limitation Agreement between Registrant and AXA Equitable dated as of November 30, 2001.[1]

(h)(4)(i)	Amended and Restated Expense Limitation Agreement between Registrant and AXA Equitable dated as of June 1, 2002.[5]

(h)(4)(ii)	Amendment No. 1, dated as of August 1, 2003 to the Amended and Restated Expense Limitation Agreement between Registrant and AXA Equitable dated as of June 1, 2002.[7]

(h)(4)(iii)	Amendment No. 2, dated as of , 2006 to the Amended and Restated Expense Limitation Agreement between Registrant and AXA Equitable dated as of June 1, 2002 - (to be filed by amendment).

(h)(5)	Participation Agreement among Registrant, AXA Equitable, AXA Advisors, AXA Distributors and EDI dated as of December 3, 2001.[1]

(h)(5)(i)	Amendment No. 1, dated as of August 1, 2003 to the Participation Agreement among Registrant, AXA Equitable, AXA Advisors, AXA Distributors and EDI dated as of December 3, 2001.[7]

(h)(5)(ii)	Amendment No. 2, dated as of , 2006 to the Participation Agreement among Registrant, AXA Equitable, AXA Advisors, AXA Distributors and EDI dated as of December 3, 2001 - (to be filed by amendment).

(h)(6)	Participation Agreement among Registrant, American General Life Insurance Company, AXA Advisors and AXA Distributors dated as of August 15, 2003.[7]

Legal Opinions

(i)(1)	Legal Opinion of Kirkpatrick & Lockhart Nicholson Graham LLP regarding the legality of the securities being registered - (to be filed by amendment).

(i)(2)	Legal Opinion of Delaware counsel regarding the legality of the securities being registered.[1]

(j)	Other Consents

(j)(1)	Consent of Independent Accountants - (to be filed by amendment).

(j)(2)	Powers of Attorney.[1]

(j)(2)(i)	Revised Powers of Attorney.[3]

(j)(2)(ii)	Revised Powers of Attorney for Steven M. Joenk and Kenneth T. Kozlowski.[4]

(k)	Omitted Financial Statements - (not applicable).

(l)	Initial Capital Agreement dated November 12, 2001.[1]

(m)	Distribution Plan pursuant to Rule 12b-1 with respect to Class B shares of the Registrant.[1]

(n)	Plan Pursuant to Rule 18f-3 Under the Investment Company Act of 1940.[1]

(o)	Reserved

(p)	Codes of Ethics

(p)(1)	Code of Ethics of the Registrant, AXA Equitable, AXA Advisors, AXA Distributors and EDI.[1]

(p)(1)(i)	Code of Ethics of the Registrant, AXA Equitable, AXA Advisors and AXA Distributors, as revised December 10, 2003.[7]

(p)(1)(ii)	Code of Ethics of the Registrant, AXA Equitable, AXA Advisors and AXA Distributors, as revised December 9, 2004.[8]

(p)(1)(iii)	Code of Ethics of the Registrant, AXA Equitable AXA Advisors and AXA Distributors, as revised March 3, 2005.[9]

(p)(2)	Code of Ethics of Alliance Capital, dated January 2001.[1]

(p	)(2)(i)	Revised Code of Ethics of Alliance Capital, effective April 2002.[3]

(p	)(2)(ii)	Revised Code of Ethics of Alliance Capital, effective June 2003.[7]

(p	)(2)(iii)	Revised Code of Ethics of Alliance Capital, effective October 2005. [9]

(p	)(2)(iv)	Revised Code of Ethics of Alliance Capital, effective April 2005.[10]

(p	)(3)	Code of Ethics of RCM, revised May 2001.[1]

(p	)(3)(i)	Code of Ethics of RCM, as revised January 1, 2004.[8]

(p	)(3)(ii)	Code of Ethics of RCM, as revised January 1, 2005.[10]

(p	)(4)	Code of Ethics of TCW, dated March 2000.[1]

(p	)(4)(i)	Code of Ethics of TCW, as amended April 2004.[8]

(p	)(4)(ii)	Code of Ethics of TCW, as amended February 1, 2005.[10]

(p	)(5)	Code of Ethics of Janus, as revised June 1, 2001.[1]

(p	)(5)(i)	Code of Ethics of Janus, as revised April 1, 2002.[3]

(p	)(5)(ii)	Code of Ethics of Janus, as revised March 14, 2003.[7]

(p	)(5)(iii)	Code of Ethics of Janus, as revised June 9, 2003.[7]

(p	)(5)(iv)	Code of Ethics of Janus, as revised September 14, 2004.[8]

(p	)(5)(v)	Code of Ethics of Janus, as revised September 20, 2005.[10]

(p	)(6)	Code of Ethics of Thornburg, as revised May 2001.[1]

(p	)(6)(i)	Code of Ethics of Thornburg, as revised November 2003.[8]

(p	)(6)(ii)	Code of Ethics of Thornburg, as revised March 21, 2005.[10]

(p	)(7)	Code of Ethics of ICAP, restated effective as of September 30, 1998 and amended March 1, 2000.[1]

(p	)(7)(i)	Code of Ethics of ICAP, as amended February 1, 2005.[10]

(p	)(8)	Code of Ethics of MFS, effective as of September 1, 2000.[1]

(p	)(8)(i)	Code of Ethics of MFS, as amended January 1, 2005.[10]

(p	)(9)	Code of Ethics of RSIM, dated July 1, 2000, amended March 8, 2001.[1]

(p	)(10)	Code of Ethics of AXA Rosenberg.[1]

(p	)(10)(i)	Code of Ethics of AXA Rosenberg, as amended January 31, 2005.[10]

(p	)(11)	Code of Ethics of BCAM.[1]

(p	)(12)	Code of Ethics of BIAM (U.S.).[1]

(p	)(12)(i)	Code of Ethics of BIAM (U.S.), as revised January 2004.[8]

(p	)(13)	Code of Ethics of Oppenheimer, dated March 1, 2000.[1]

(p	)(13)(i)	Code of Ethics of Oppenheimer, dated as of May 15, 2002, as amended and restated.[3]

(p	)(14)	Code of Ethics of Firsthand, dated May 12, 2001.[1]

(p	)(14)(i)	Code of Ethics of Firsthand, as revised June 18, 2004.[8]

(p	)(14)(ii)	Code of Ethics of Firsthand, as revised May 14, 2005.[10]

(p	)(15)	Code of Ethics of AIM, as amended February 24, 2001.[1]

(p	)(15)(i)	Code of Ethics of AIM, as amended September 27, 2002.[3]

(p	)(15)(ii)	Code of Ethics of AIM, as amended June 10, 2003.[7]

(p	)(15)(iii)	Code of Ethics of AIM, as amended January 2, 2005.[9]

(p	)(16)	Code of Ethics of Wellington, revised March 1, 2000.[1]

(p	)(16)(i)	Code of Ethics of Wellington, as revised July 1, 2004.[8]

(p	)(16)(ii)	Code of Ethics of Wellington, as revised January 2, 2005.[9]

(p	)(17)	Code of Ethics of BAI, effective March 1, 2000.[1]

(p	)(18)	Code of Ethics of PIMCO, effective as of March 31, 2000.[1]

(p	)(18)(i)	Code of Ethics of PIMCO, as revised February 1, 2004.[8]

(p	)(18)(ii)	Code of Ethics of PIMCO, as revised January 6, 2005.[9]

(p	)(19)	Code of Ethics of Provident, effective February 15, 2002.[3]

(p	)(19)(i)	Code of Ethics of Provident, effective April 1, 2003.[7]

(p	)(19)(ii)	Code of Ethics of Provident, revised January 1, 2004.[8]

(p	)(19)(iii)	Code of Ethics of Provident, effective January 19, 2005.[9]

(p	)(20)	Code of Ethics of Marsico, effective February 13, 2003.[5]

(p	)(20)(i)	Code of Ethics of Marsico, as revised November 2003.[8]

(p	)(20)(ii)	Code of Ethics of Marsico, as revised October 1, 2004.[9]

(p	)(20)(iii)	Code of Ethics of Marsico, as revised February 1, 2005.[10]

(p	)(21)	Code of Ethics of Franklin, revised December 3, 2002.[5]

(p	)(21)(i)	Code of Ethics of Franklin, as revised May 2004.[8]

(p	)(21)(ii)	Code of Ethics of Franklin, as revised December 2004.[9]

(p	)(21)(iii)	Code of Ethics of Franklin, as revised April 2005.[10]

(p	)(22)	Code of Ethics of J.P. Morgan dated October 2003.[8]

(p	)(23)	Code of Ethics of Legg Mason dated February 1, 2005.[10]

(p	)(24)	Code of Ethics of Post dated March 3, 2005.[10]

[1]	Incorporated herein by reference to Pre-Effective Amendment No. 1 to Registrant’s Registration Statement on Form N-1A filed on December 10, 2001 (File No. 333-70754).

[2]	Incorporated herein by reference to Post-Effective Amendment No. 1 to Registrant’s Registration Statement on Form N-1A filed on April 15, 2002 (File No. 333-70754).

[3]	Incorporated herein by reference to Post-Effective Amendment No. 2 to Registrant’s Registration Statement on Form N-1A filed on February 10, 2003 (File No. 333-70754).

[4]	Incorporated herein by reference to Post-Effective Amendment No. 3 to Registrant’s Registration Statement on Form N-1A filed on April 7, 2003 (File No. 333-70754).

[5]	Incorporated herein by reference to Post-Effective Amendment No. 4 to Registrant’s Registration Statement on Form N-1A filed on May 8, 2003 (File No. 333-70754).

[6]	Incorporated herein by reference to Post-Effective Amendment No. 5 to Registrant’s Registration Statement on Form N-1A filed on July 21, 2003 (File No. 333-70754).

[7]	Incorporated herein by reference to Post-Effective Amendment No. 6 to Registrant’s Registration Statement on Form N-1A filed on February 25, 2004 (File No. 333-70754).

[8]	Incorporated herein by reference to Post-Effective Amendment No. 8 to Registrant’s Registration Statement on Form N-1A filed on February 22, 2005 (File No. 333-70754).

[9]	Incorporated herein by reference to Post-Effective Amendment No. 9 to Registrant’s Registration Statement on Form N-1A filed on April 15, 2005 (File No. 333-70754).

[10]	Incorporated herein by reference to Post-Effective Amendment No. 11 to Registrant’s Registration Statement on Form N-1A filed on February 14, 2006 (File No. 333-70754).

Item 24.	Persons controlled by or under Common Control with Registrant

AXA Equitable controls the Trust by virtue of its ownership of more than 95% of the Trust’s shares as of February 1, 2006. All shareholders of the Trust are required to solicit instructions from their respective contract owners as to certain matters. The Trust may in the future offer its shares to insurance companies unaffiliated with AXA Equitable.

On July 22, 1992, AXA Equitable converted from a New York mutual life insurance company to a publicly-owned New York stock life insurance company. At that time AXA Equitable became a wholly-owned subsidiary of AXA Financial, Inc. (“AXA Financial”). AXA Financial continues to own 100% of AXA Equitable’s common stock.

AXA is the largest shareholder of AXA Financial. AXA owns, directly or indirectly through its affiliates, 100% of the outstanding common stock of AXA Financial. AXA is the holding company for an international group of insurance and related financial services companies. AXA’s insurance operations include activities in life insurance, property and casualty insurance and reinsurance. The insurance operations are diverse geographically, with activities principally in Western Europe, North America, and the Asia/Pacific area and, to a lesser extent, in Africa and South America. AXA is also engaged in asset management, investing banking, securities trading, brokerage, real estate and other financial services activities principally in the United States, as well as in Western Europe and the Asia/Pacific area.

Item 25.	Indemnification

Article VIII of the Agreement and Declaration of Trust of the Registrant states:

Section 1. Limitation of Liability. A Trustee, when acting in such capacity, shall not be personally liable to any Person, other than the Trust or a Shareholder to the extent provided in this Article VIII, for any act, omission or obligation of the Trust, of such Trustee or of any other Trustee; provided, however, that nothing contained herein or in the Delaware Act shall protect any Trustee against any liability to the Trust or to any Shareholder to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the office of the Trustee hereunder.

All persons extending credit to, contracting with or having any claim against the Trust or a particular Series shall look only to the assets of the Trust or such Series for payment under such contract or claim; and neither the Trustees nor any of the Trust’s officers, employees or agents, whether past, present or future, shall be personally liable therefor. Provided they have exercised reasonable care and have acted under the reasonable belief that their actions are in the best interest of the Trust, the Trustees and officers of the Trust shall not be responsible or liable for any act or omission or for neglect or wrongdoing of them or any officer, agent, employee, Manager, or Principal Underwriter of the Trust, but nothing contained in this Declaration of Trust or in the Delaware Act shall protect any Trustee or officer of the Trust against liability to the Trust or to Shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Every note, bond, contract, instrument, certificate or undertaking and every other act or thing whatsoever executed or done by or on behalf of the Trust or the Trustees by any of them in connection with the Trust shall conclusively be deemed to have been executed or done only in or with respect to his or their capacity as Trustee or Trustees, and such Trustee or Trustees shall not be personally liable thereon.

Section 2. Indemnification of Covered Persons. Every Covered Person shall be indemnified by the Trust to the fullest extent permitted by the Delaware Act and other applicable law.

Section 3. Indemnification of Shareholder. If any Shareholder or former Shareholder of any Series shall be held personally liable solely by reason of his or her being or having been a Shareholder and not because of his or her acts or omissions or for some other reason, the Shareholder or former Shareholder (or his or her heirs, executors, administrators or other legal representatives or in the case of any entity, its general successor) shall be entitled out of the assets belonging to the applicable Series to be held harmless from and indemnified against all loss and expense arising from such liability. The Trust, on behalf of the affected Series, shall, upon request by such Shareholder, assume the defense of any claim made against such Shareholder for any act or obligation of the Series and satisfy any judgment thereon from the assets of the Series.

Article IX of the Agreement and Declaration of Trust of the Registrant states:

Section 5. Amendments. Except as specifically provided in this Section 5, the Trustees may, without Shareholder vote, restate, amend, or otherwise supplement this Declaration of Trust. Shareholders shall have the right to vote on (i) any amendment that would affect their right to vote granted in Article V, Section 1 hereof, (ii) any amendment to this Section 5, (iii) any amendment that may require their vote under applicable law or by the Trust’s registration statement, as filed with the Commission, and (iv) any amendment submitted to them for their vote by the Trustees. Any amendment required or permitted to be submitted to the Shareholders that, as the Trustees determine, shall affect the Shareholders of one or more Series shall be authorized by a vote of the Shareholders of each Series affected and no vote of Shareholders of a Series not affected shall be required. Notwithstanding anything else herein, no amendment hereof shall limit the rights to insurance with respect to any acts or omissions of Persons covered thereby prior to such amendment nor shall any such amendment limit the rights to indemnification referenced in Article VIII, Section 2 hereof as provided in the By-Laws with respect to any actions or omissions of Persons covered thereby prior to such amendment. The Trustees may, without shareholder vote, restate, amend, or otherwise supplement the Certificate of Trust as they deem necessary or desirable.

Article X of the By-Laws of the Registrant states:

Section 3. Advance Payment of Indemnifiable Expenses. Expenses incurred by an agent in connection with the preparation and presentation of a defense to any proceeding may be paid by the Trust from time to time prior to final disposition thereof upon receipt of an undertaking by, or on behalf of, such agent that such amount will be paid over by him or her to the Trust if it is ultimately determined that he or she is not entitled to indemnification; provided, however, that (a) such agent shall have provided appropriate security for such undertaking, (b) the Trust is insured against losses arising out of any such advance payments, or (c) either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the proceeding, or independent legal counsel in a written opinion, shall have determined, based upon a review of the readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such agent will be found entitled to indemnification.

Section 2. D. of the Registrant’s Investment Management Agreement and Section 2. E of the Registrant’s Investment Management Agreement with respect to the AXA Allocation Portfolios each state:

Limitations on Liability. Manager will exercise its best judgment in rendering its services to the Trust, and the Trust agrees, as an inducement to Manager’s undertaking to do so, that the Manager will not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which this Agreement relates, but will be liable only for willful misconduct, bad faith, gross negligence or reckless disregard of its duties or obligations in rendering its services to the Trust as specified in this Agreement. Any person, even though an officer, director, employee or agent of Manager, who may be or become an officer, Trustee, employee or agent of the Trust, shall be deemed, when rendering services to the Trust or when acting on any business of the Trust, to be rendering such services to or to be acting solely for the Trust and not as an officer, director, employee or agent, or one under the control or direction of Manager, even though paid by it.

Sections 5. A. and 5. B. of each of the Registrant’s Investment Advisory Agreements state:

Liability and Indemnification. A. Except as may otherwise be provided by the Investment Company Act or any other federal securities law, neither the Adviser nor any of its officers, directors, members or employees (its “Affiliates”) shall be liable for any losses, claims, damages, liabilities or litigation (including legal and other expenses) incurred or suffered by the Manager or the Trust as a result of any error of judgment or mistake of law by the Adviser or its Affiliates with respect to the Fund, except that nothing in this Agreement shall operate or purport to operate in any way to exculpate, waive or limit the liability of the Adviser or its Affiliates for, and the Adviser shall indemnify and hold harmless the Trust, the Manager, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the Investment Company Act) and all controlling persons (as described in Section 15 of the Securities Act of 1933, as amended (“1933 Act”)) (collectively, “Manager Indemnitees”) against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of the Manager Indemnitees may become subject under the 1933 Act, the Investment Company Act, the Advisers Act, or under any other statute, at common law or otherwise arising out of or based on (i) any willful misconduct, bad faith, reckless disregard or gross negligence of the Adviser in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in the Prospectus and SAI, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Allocated Portion or the omission to state therein a material fact known to the Adviser which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished by the Adviser to the Manager or the Trust by the Adviser Indemnitees (as defined below) for use therein.

B. Except as may otherwise be provided by the Investment Company Act or any other federal securities law, the Manager and the Trust shall not be liable for any losses, claims, damages, liabilities or litigation (including legal and other expenses) incurred or suffered by the Adviser as a result of any error of judgment or mistake of law by the Manager with respect to the Allocated Portion, except that nothing in this Agreement shall operate or purport to operate in any way to exculpate, waive or limit the liability of the Manager for, and the Manager shall indemnify and hold harmless the Adviser, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the Investment Company Act) and all controlling persons (as described in Section 15 of the 1933 Act) (collectively, “Adviser Indemnitees”) against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of the Adviser Indemnitees may become subject under the 1933 Act, the Investment Company Act, the Advisers Act, or under any other statute, at common law or otherwise arising out of or based on (i) any willful misconduct, bad faith, reckless disregard or gross negligence of the Manager in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in the Prospectus and SAI, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Fund or the omission to state therein a material fact known to the Manager that was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Manager or the Trust.

Section 14 of each of the Registrant’s Distribution Agreements states:

The Trust shall indemnify and hold harmless the Distributor from any and all losses, claims, damages or liabilities (or actions in respect thereof) to which the Distributor may be subject, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or result from negligent, improper, fraudulent or unauthorized acts or omissions by the Trust or its officers, trustees, agents or representatives, other than acts or omissions caused directly or indirectly by the Distributor.

The Distributor will indemnify and hold harmless the Trust, its officers, trustees, agents and representatives against any losses, claims, damages or liabilities, to which the Trust, its officers, trustees, agents and representatives may become subject, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of any material fact contained in the Trust Prospectus and/or SAI or any supplements thereto; (ii) the omission or alleged omission to state any material fact required to be stated in the Trust Prospectus and/or SAI or any supplements thereto or necessary to make the statements therein not misleading; or (iii) other misconduct or negligence of the Distributor in its capacity as a principal underwriter of the Trust’s shares and will reimburse the Trust, its officers, trustees, agents and representatives for any legal or other expenses reasonably incurred by any of them in connection with investigating or defending against such loss, claim, damage, liability or action; provided, however, that the Distributor shall not be liable in any such instance to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Trust Prospectus and/or SAI or any supplement in good faith reliance upon and in conformity with written information furnished by the Preparing Parties specifically for use in the preparation of the Trust Prospectus and/or SAI.

Number 6 of the Registrant’s Mutual Funds Service Agreement states:

Limitation of Liability and Indemnification. (a) AXA Equitable shall not be liable for any error of judgment or mistake of law or for any loss or expense suffered by the Trust, in connection with the matters to which this Agreement relates, except for a loss or expense caused by or resulting from or attributable to willful misfeasance, bad faith or negligence on AXA Equitable’s part (or on the part of any third party to whom AXA Equitable has delegated any of its duties and obligations pursuant to Section 4(c) hereunder) in the performance of its (or such third party’s) duties or from reckless disregard by AXA Equitable (or by such third party) of its obligations and duties under this Agreement (in the case of AXA Equitable) or under an agreement with AXA Equitable (in the case of such third party) or, subject to Section 10 below, AXA Equitable’s (or such third party’s) refusal or failure to comply with the terms of this Agreement (in the case of AXA Equitable) or an agreement with AXA Equitable (in the case of such third party) or its breach of any representation or warranty under this Agreement (in the case of AXA Equitable) or under an agreement with AXA Equitable (in the case of such third party). In no event shall AXA Equitable (or such third party) be liable for any indirect, incidental special or consequential losses or damages of any kind whatsoever (including but not limited to lost profits), even if AXA Equitable (or such third party) has been advised of the likelihood of such loss or damage and regardless of the form of action.

(b) Except to the extent that AXA Equitable may be held liable pursuant to Section 6(a) above, AXA Equitable shall not be responsible for, and the Trust shall indemnify and hold AXA Equitable harmless from and against any and all losses, damages, costs, reasonable attorneys’ fees and expenses, payments, expenses and liabilities, including but not limited to those arising out of or attributable to:

(i) any and all actions of AXA Equitable or its officers or agents required to be taken pursuant to this Agreement;

(ii) the reliance on or use by AXA Equitable or its officers or agents of information, records, or documents which are received by AXA Equitable or its officers or agents and furnished to it or them by or on behalf of the Trust, and which have been prepared or maintained by the Trust or any third party on behalf of the Trust;

(iii) the Trust’s refusal or failure to comply with the terms of this Agreement or the Trust’s lack of good faith, or its actions, or lack thereof, involving negligence or willful misfeasance;

(iv) the breach of any representation or warranty of the Trust hereunder;

(v) the reliance on or the carrying out by AXA Equitable or its officers or agents of any proper instructions reasonably believed to be duly authorized, or requests of the Trust;

(vi) any delays, inaccuracies, errors in or omissions from information or data provided to AXA Equitable by data services, including data services providing information in connection with any third party computer system licensed to AXA Equitable, and by any corporate action services, pricing services or securities brokers and dealers;

(vii) the offer or sale of shares by the Trust in violation of any requirement under the Federal securities laws or regulations or the securities laws or regulations of any state, or in violation of any stop order or other determination or ruling by any Federal agency or any state agency with respect to the offer or sale of such shares in such state (1) resulting from activities, actions, or omissions by the Trust or its other service providers and agents, or (2) existing or arising out of activities, actions or omissions by or on behalf of the Trust prior to the effective date of this Agreement;

(viii) any failure of the Trust’s registration statement to comply with the 1933 Act and the 1940 Act (including the rules and regulations thereunder) and any other applicable laws, or any untrue statement of a material fact or omission of a material fact necessary to make any statement therein not misleading in a Trust’s prospectus;

(ix) except as provided for in Schedule B.III., the actions taken by the Trust, its Manager, its investment advisers, and its distributor in compliance with applicable securities, tax, commodities and other laws, rules and regulations, or the failure to so comply, and

(x) all actions, inactions, omissions, or errors caused by third parties to whom AXA Equitable or the Trust has assigned any rights and/or delegated any duties under this Agreement at the specific request of or as required by the Trust, its Funds, investment advisers, or Trust distributors.

The Trust shall not be liable for any indirect, incidental, special or consequential losses or damages of any kind whatsoever (including but not limited to lost profits) even if the Trust has been advised of the likelihood of such loss or damage and regardless of the form of action, except when the Trust is required to indemnify AXA Equitable pursuant to this Agreement.

Number 12(a)(iv) of the Registrant’s Global Custody Agreement states:

(A) Customer shall indemnify and hold Bank and its directors, officers, agents and employees (collectively the “Indemnitees”) harmless from and against any and all claims, liabilities, losses, damages, fines, penalties, and expenses, including out-of-pocket and incidental expenses and legal fees (“Losses”) that may be incurred by, or asserted against, the Indemnitees or any of them for following any instructions or other directions upon which Bank is authorized to rely pursuant to the terms of this Agreement. (B) In addition to and not in limitation of the preceding subparagraph, Customer shall also indemnify and hold the Indemnitees and each of them harmless from and against any and all Losses that may be incurred by, or asserted against, the Indemnitees or any of them in connection with or arising out of Bank’s performance under this Agreement, provided the Indemnitees have not acted with negligence or engaged in willful misconduct. (C) In performing its obligations hereunder, Bank may rely on the genuineness of any document which it reasonably believes in good faith to have been validly executed.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be provided to trustees, officers and controlling persons of the Trust, pursuant to the foregoing provisions or otherwise, the Trust has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Trust of expenses incurred or paid by a trustee, officer or controlling person of the Trust in connection with the successful defense of any action, suit or proceeding or payment pursuant to any insurance policy) is asserted against the Trust by such trustee, officer or controlling person in connection with the securities being registered, the Trust will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26.	Business and Other Connections of Investment Adviser

AXA Equitable is a registered investment adviser and serves as manager for all portfolios of the Registrant. The description of AXA Equitable under the caption of “Management of the Trust” in the Prospectus and under the caption “Investment Management and Other Services” in the Statement of Additional Information constituting Parts A and B, respectively, of this Registration Statement are incorporated herein by reference. Information on the directors and officers of AXA Equitable set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-07000) is incorporated herein by reference. AXA Equitable, with the approval of the Registrant’s board of trustees, selects sub-advisers for each portfolio of the Registrant. The following companies, all of which are registered investment advisers, serve as sub-advisers for the portfolios.

Alliance Capital serves as a sub-adviser to AXA Premier VIP Large Cap Growth Portfolio, AXA Premier VIP Large Cap Value Portfolio and AXA Premier VIP Mid Cap Growth Portfolio. In addition, Alliance Capital, through its Bernstein Investment Research and Management unit, serves as a sub-adviser to AXA Premier VIP Large Cap Core Equity Portfolio, AXA Premier VIP International Equity Portfolio and AXA Premier VIP Aggressive Equity Portfolio. The description of Alliance Capital under the caption “Management Team- The Manager and the Sub-advisers” in the Prospectus constituting Part A of this Registration Statement is incorporated herein by reference. Information on the directors and officers of Alliance Capital set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-56720) is incorporated herein by reference.

RCM serves as a sub-adviser to AXA Premier VIP Large Cap Growth Portfolio, AXA Premier VIP Technology Portfolio and AXA Premier VIP Health Care Portfolio. The description of Dresdner under the caption “Management Team-The Manager and the Sub-advisers” in the Prospectus constituting Part A of this Registration Statement is incorporated herein by reference. Information on the directors and officers of RCM set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-56308) is incorporated herein by reference.

TCW serves as a sub-adviser to AXA Premier VIP Large Cap Growth Portfolio and AXA Premier VIP Mid Cap Value Portfolio. The description of TCW under the caption “Management Team-The Manager and the Sub-advisers” in the Prospectus constituting Part A of this Registration Statement is incorporated herein by reference. Information on the directors and officers of TCW set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-29075) is incorporated herein by reference.

Janus serves as a sub-adviser to AXA Premier VIP Large Cap Core Equity Portfolio. The description of Janus under the caption “Management Team-The Manager and the Sub-advisers” in the Prospectus constituting Part A of this Registration Statement is incorporated herein by reference. Information on the directors and officers of Janus set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-13991) is incorporated herein by reference.

Thornburg serves as a sub-adviser to AXA Premier VIP Large Cap Core Equity Portfolio. The description of Thornburg under the caption “Management Team-The Manager and the Sub-advisers” in the Prospectus constituting Part A of this Registration Statement is incorporated herein by reference. Information on the directors and officers of Thornburg set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-17853) is incorporated herein by reference.

ICAP serves as a sub-adviser to AXA Premier VIP Large Cap Value Portfolio. The description of ICAP under the caption “Management Team-The Manager and the Sub-advisers” in the Prospectus constituting Part A of this Registration Statement is incorporated herein by reference. Information on the directors and officers of ICAP set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-40779) is incorporated herein by reference.

MFS serves as a sub-adviser to AXA Premier VIP Large Cap Value Portfolio and AXA Premier VIP Aggressive Equity Portfolio. The description of MFS under the caption “Management Team-The Manager and the Sub-advisers” in the Prospectus constituting Part A of this Registration Statement is incorporated herein by reference. Information on the directors and officers of MFS set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-46433) is incorporated herein by reference.

Provident serves as a sub-adviser to AXA Premier VIP Mid Cap Growth Portfolio. The description of Provident under the caption “Management Team-The Manager and the Sub-advisers” in the Prospectus constituting Part A of this Registration Statement is incorporated herein by reference. Information on the directors and officers of Provident set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-47993) is incorporated herein by reference.

Franklin serves as a sub-adviser to AXA Premier VIP Mid Cap Growth Portfolio. The description of Franklin under the caption “Management Team-The Manager and the Sub-advisers” in the Prospectus constituting Part A of this Registration Statement is incorporated herein by reference. Information on the directors and officers of Franklin set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-26292) is incorporated herein by reference.

AXA Rosenberg serves as a sub-adviser to AXA Premier VIP Mid Cap Value Portfolio. The description of AXA Rosenberg under the caption “Management Team-The Manager and the Sub-advisers” in the Prospectus constituting Part A of this Registration Statement is incorporated herein by reference. Information on the directors and officers of AXA Rosenberg set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-56080) is incorporated herein by reference.

J.P. Morgan serves as a sub-adviser to AXA Premier VIP International Equity Portfolio. The description of J.P. Morgan under the caption “Management Team-The Manager and the Sub-advisers” in the Prospectus constituting Part A of this Registration Statement is incorporated herein by reference. Information on the directors and officers Of J.P. Morgan set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-21011) is incorporated herein by reference.

Marsico serves as a sub-adviser to AXA Premier VIP International Equity Portfolio and AXA Premier VIP Aggressive Equity Portfolio. The description of Marsico under the caption “Management Team-The Manager and the Sub-advisers” in the Prospectus constituting Part A of this Registration Statement is incorporated herein by reference. Information on the directors and officers of Marsico set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-54914) is incorporated herein by reference.

Firsthand serves as a sub-adviser to AXA Premier VIP Technology Portfolio. The description of Firsthand under the caption “Management Team-The Manager and the Sub-advisers” in the Prospectus constituting Part A of this Registration Statement is incorporated herein by reference. Information on the directors and officers of Firsthand set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-45534) is incorporated herein by reference.

AIM serves as a sub-adviser to AXA Premier VIP Health Care Portfolio. The description of AIM under the caption “Management Team-The Manager and the Sub-advisers” in the Prospectus constituting Part A of this Registration Statement is incorporated herein by reference. Information on the directors and officers of AIM set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-15211) is incorporated herein by reference.

Wellington serves as a sub-adviser to AXA Premier VIP Health Care Portfolio, AXA Premier VIP Mid Cap Value Portfolio and AXA Premier VIP Technology Portfolio. The description of Wellington under the caption “Management Team-The Manager and the Sub-advisers” in the Prospectus constituting Part A of this Registration Statement is incorporated herein by reference. Information on the directors and officers of Wellington set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-15908) is incorporated herein by reference.

BAI serves as a sub-adviser to AXA Premier VIP Core Bond Portfolio. The description of BAI under the caption “Management Team-The Manager and the Sub-advisers” in the Prospectus constituting Part A of this Registration Statement is incorporated herein by reference. Information on the directors and officers of BAI set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-47710) is incorporated herein by reference.

PIMCO serves as a sub-adviser to AXA Premier VIP Core Bond Portfolio and AXA Premier VIP High Yield Portfolio. The description of PIMCO under the caption “Management Team-The Manager and the Sub-advisers” in the Prospectus constituting Part A of this Registration Statement is incorporated herein by reference. Information on the directors and officers of PIMCO set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-48187) is incorporated herein by reference.

Item 27.	Principal Underwriter

(a) AXA Advisors and AXA Distributors are the principal underwriters. AXA Advisors also serves as a principal underwriter for the following entities: EQ Advisors Trust; Separate Account Nos. 45, 66 and 301 of AXA Equitable; and Separate Accounts A, I and FP of AXA Equitable. AXA Distributors also serves as a principal underwriter for EQ Advisors Trust and Separate Account No. 49 of AXA Equitable.

(b) Set forth below is certain information regarding the directors and officers of AXA Advisors and AXA Distributors, the principal underwriters. The business address of each person listed below is 1290 Avenue of the Americas, New York, New York 10104.

AXA Advisors, LLC

NAME AND PRINCIPAL BUSINESS ADDRESS	POSITIONS AND OFFICES WITH AXA ADVISORS LLC	POSITIONS AND OFFICES WITH THE TRUST

DIRECTORS
Harvey E. Blitz	Director
James A. Shepherdson	Director
Robert S. Jones	Director
Richard Dziadzio	Director
Ned Dane	Director
Jill D. Cooley	Director
Barbara Goodstein	Director

OFFICERS
Robert S. Jones	Chairman of the Board
Ned Dane	President
Jill D. Cooley	Chief Operating Officer
Edward J. Hayes	Executive Vice President
Mark Wutt	Executive Vice President
Stuart Abrams	Senior Vice President and General Counsel
Kevin Byrne	Senior Vice President and Treasurer
Stephen T. Burnthall	Senior Vice President
Alvaro Escobar	Senior Vice President
Mark D. Godofsky	Senior Vice President and Controller
James Goodwin	Senior Vice President
Jeffrey Green	Senior Vice President
David Cerza	First Vice President
Donna M. Dazzo	First Vice President
Amy Franceschini	First Vice President
Peter Mastrantuono Patricia Roy	First Vice President Vice President and
Chief Compliance Officer- Broker-Dealer Activities
Janet Friedman	Vice President
Raymond T. Barry	Vice President
Michael Brzozowski	Vice President
Claire A. Comerford	Vice President
Gary Gordon	Vice President

AXA Advisors, LLC

NAME AND PRINCIPAL BUSINESS ADDRESS	POSITIONS AND OFFICES WITH AXA ADVISORS LLC	POSITIONS AND OFFICES WITH THE TRUST
Gisela Jackson	Vice President
Marya Keating	Vice President and Counsel
Frank Massa	Vice President
Carolann Matthews	Vice President
José Montengro	Vice President
Edna Russo	Vice President
Michael Ryniker	Vice President
Anthony F. Recine	Chief Compliance Officer- Investment Advisor Activities
Francesca Divone	Secretary
Frank Acierno	Assistant Vice President
Irina Gyula	Assistant Vice President
Harvey E. Blitz	Assistant Vice President
Ruth Shorter	Assistant Vice President
Richard Morin	Assistant Vice President
Ruth Shorter	Assistant Vice President
Linda J. Galasso	Assistant Secretary

AXA Distributors, LLC

NAME AND PRINCIPAL BUSINESS ADDRESS	POSITIONS AND OFFICES WITH AXA DISTRIBUTORS, LLC	POSITIONS AND OFFICES WITH THE TRUST

DIRECTORS
Philip Meserve	Director
James Mullery	Director
James Shepherdson	Director

OFFICERS
James Shepherdson	Chairman of the Board, President and Chief Executive Officer
Philip Meserve	Executive Vice President of Business Development
James Mullery	Executive Vice President and Chief Sales Director
Michael Brandreit	Managing Director and National Sales Manager
Douglas Dubitsky	Managing Director, Chief Service Officer
John Kennedy	Managing Director and National Sales Manager

AXA Distributors, LLC

NAME AND PRINCIPAL BUSINESS ADDRESS	POSITIONS AND OFFICES WITH AXA DISTRIBUTORS, LLC	POSITIONS AND OFFICES WITH THE TRUST
Michael McCarthy	Managing Director and National Sales Manager
Karl Anderson Lance Carlson	Senior Vice President Senior Vice President
William Costello	Senior Vice President and National Accounts Director
Michael Crimmins	Senior Vice President
Randy Erwin	Senior Vice President
Nelida Garcia	Senior Vice President
Jeff Herman	Senior Vice President
Kathleen Leckey	Senior Vice President
Anthea Parkinson	Senior Vice President and National Accounts Director
Ted Repass	Senior Vice President
Mark Totten	Senior Vice President
Mary Toumpas	Senior Vice President
Christine Long-Vazquez	Senior Vice President
Richard Whitbeck	Senior Vice President
Norman J. Abrams	Vice President and General Counsel
Kurt Auleta	Vice President
Raymond T. Barry	Vice President
Doreen Bellomo	Vice President
Steve Carapella	Vice President
Jeffrey Coomes	Vice President
Nahulan Ethirveerasingam	Vice President
Daniel Faller	Vice President
Karen Farley	Vice President
Linda J. Galasso	Vice President and Secretary
Michael Gass	Vice President
David Halstead	Vice President
Page Long	Vice President
Daniel Munroe	Vice President
Patrick O’Shea	Vice President and Chief Financial Officer
Ronald R. Quist	Vice President and Treasurer
Stephen Ratcliffe	Vice President
Alice Stout William Terry	Vice President Vice President
Sandra Ferantello	Assistant Vice President
John Fulton	Assistant Vice President
Elizabeth Hafez	Assistant Vice President
Kelly Lavigne	Assistant Vice President
Kevin Markowitz	Assistant Vice President

AXA Distributors, LLC

NAME AND PRINCIPAL BUSINESS ADDRESS	POSITIONS AND OFFICES WITH AXA DISTRIBUTORS, LLC	POSITIONS AND OFFICES WITH THE TRUST
Alexandria Novak	Assistant Vice President
Patricia Lane O’Shea	Assistant Vice President
Kelly Riddell	Assistant Vice President
Catherine Sanders	Assistant Vice President
Nicholas Volpe	Assistant Vice President
John Zales	Assistant Vice President
Ellen Zhou	Assistant Vice President
Francesca Divone	Assistant Secretary

(c) Inapplicable.

Item 28.	Location of Accounts and Records

Books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the Rules promulgated thereunder, are maintained as follows:

(a)	With respect to Rules 31a-1(a); 31a-1(b)(1); (2)(i) and (ii); (3); (6); (8); (12); and 31a-1(d), the required books and records are maintained at the offices of Registrant’s Custodian:

JPMorgan Chase Bank

4 Chase MetroTech Center

Brooklyn, New York 11245

(b)	With respect to Rules 31a-1(a); 31a-1(b)(1), (4); (2)(iii) and (iv); (4); (5); (6); (8); (9); (10); (11) and 31a-1(f), the required books and records are currently maintained at the offices of the Registrant’s Manager or Sub-Administrator:

AXA Equitable Life Insurance Company

(formerly, The Equitable Life Assurance Society of the United States)

1290 Avenue of the Americas

New York, NY 10104

J.P. Morgan Investors Services Co.

73 Tremont Street

Boston MA 02108

(c)	With respect to Rules 31a-1(b)(5), (6), (9) and (10) and 31a-1(f), the required books and records are maintained at the principal offices of the Registrant’s Manager or Sub-advisers:

AXA Equitable Life Insurance Company (formerly, The Equitable Life Assurance Society of the United States 1290 Avenue of the Americas New York, NY 10104	AXA Rosenberg Investment Management LLC 4 Orinda Way Building E Orinda, CA 94563

Alliance Capital Management L.P. 1345 Avenue of the Americas New York, NY 10105	Provident Investment Counsel, Inc. 300 North Lake Avenue Pasadena, CA 91101-4106

RCM Capital Management LLC Four Embarcadero Center San Francisco, CA 94111-4189	J.P. Morgan Investment Management Inc. 522 Fifth Avenue New York, NY 10036

TCW Investment Management Company 865 South Figueroa Street Suite 1800 Los Angeles, CA 90017	Marsico Capital Management, LLC 1200 17th Street Suite 1600 Denver, CO 80202

Janus Capital Management LLC 151 Detroit Street Denver, CO 80206	Firsthand Capital Management, Inc. 125 South Market Suite 1200 San Jose, CA 95113

Thornburg Investment Management, Inc. 119 East Marcy Street Santa Fe, NM 87501-2046	A I M Capital Management, Inc. 11 Greenway Plaza Suite 100 Houston, TX 77046

Institutional Capital Corporation 225 West Wacker Dr. Suite 2400 Chicago, IL 60606	Wellington Management Company, LLP 75 State Street Boston, MA 02109

MFS Investment Management 500 Boylston Street Boston, MA 02116	BlackRock Advisors, Inc. 345 Park Avenue New York, NY 10154

Franklin Advisers, Inc. One Franklin Parkway San Mateo, CA 94403	Pacific Investment Management Company LLC 840 Newport Center Drive Newport Beach, CA 92660

Legg Mason Capital Management, Inc. 100 Light Street Baltimore, MD 21202	Post Advisory Group, LLC 11755 Wilshire Boulevard Suite 1400 Los Angeles, CA 90025

Item 29.	Management Services

Inapplicable.

Item 30.	Undertakings

Inapplicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (“1933 Act”) and the Investment Company Act of 1940, as amended, the Registrant, AXA Premier VIP Trust has duly caused this Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and the State of New York on the 15th day of February 2006.

AXA PREMIER VIP TRUST

By:	/s/ Steven M. Joenk
Steven M. Joenk
Chairman of the Board, President
and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Steven M. Joenk Steven M. Joenk	Chairman of the Board, President and Chief Executive Officer	February 15, 2006

/s/ Gerald C. Crotty* Gerald C. Crotty	Trustee	February 15, 2006

/s/ Barry Hamerling* Barry Hamerling	Trustee	February 15, 2006

/s/ Cynthia R. Plouché* Cynthia R. Plouché	Trustee	February 15, 2006

/s/ Rayman L. Solomon* Rayman L. Solomon	Trustee	February 15, 2006

/s/ Kenneth T. Kozlowski* Kenneth T. Kozlowski	Chief Financial Officer	February 15, 2006

* By:	/s/ Steven M. Joenk
Steven M. Joenk
(Attorney-in-Fact)